Exhibit 4.28

EXECUTION VERSION

AMENDMENT AND RESTATEMENT AGREEMENT

dated 4 December 2012

for

Southern Kuzbass Coal Company Open Joint Stock Company

as Borrower

with

ABN AMRO Bank N.V.

BNP Paribas SA

Caterpillar Financial Services Corporation

Closed Joint Stock Company UniCredit Bank

Commerzbank Aktiengesellschaft

ICBC (London) plc

ING Bank N.V.

Natixis

Raiffeisen Bank International AG (as legal successor of Raiffeisen Zentralbank Oesterreich AG regarding the Finance Documents)

Societe Generate

UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG)

VTB Bank (Austria) AG

VTB Bank (Deutschland) AG

and

VTB Bank (France) SA

as Mandated Lead Arrangers

The Financial Institutions Listed Herein

as Original Lenders

The Financial Institutions Listed Herein

as New Lenders

UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG), London Branch as Facility Agent, Security Agent and Joint & Several Creditor

the Original Special Rate Providers named herein

and

UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG), Munich Head- Office

as Special Rate Agent

relating to a Facility Agreement dated 6 September 2010

Linklaters CIS

Paveletskaya sq. 2, bld. 2

Moscow 115054

Telephone (7-495) 797 9797

Facsimile (7-495) 797 9798

RefL-206317

THIS AGREEMENT is dated 4 December 2012 and made between:

(1)	Southern Kuzbass Coal Company Open Joint Stock Company, a company incorporated under the laws of the Russian Federation with its registered address at ul. Junosti, 6, g. Mezhdurechensk, Kemerovskaja Oblast, Russian Federation as borrower (the “Borrower”);

(2)	ABN Amro Bank N.V., BNP Paribas SA, Caterpillar Financial Services Corporation, Closed Joint Stock Company UniCredit Bank, Commerzbank Aktiengesellschaft, ICBC (London) plc, ING Bank N.V., Natixis, Raiffeisen Bank International AG (as legal successor of Raiffeisen Zentralbank Oesterreich AG regarding the Finance Documents), Societe Generale, The Royal Bank of Scotland N.V., UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG), VTB Bank (Austria) AG, VTB Bank (Deutschland) AG and VTB Bank (France) SA as mandated lead arrangers (the “Mandated Lead Arrangers”);

(3)	The Financial Institutions listed in Part 1 of Schedule 1 (The Lenders) as lenders (the “Original Lenders”);

(4)	The Financial Institutions listed in Part 2 of Schedule 1 (The Lenders) as new lenders (the “New Lenders”);

(5)	UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG), London Branch as facility agent (the “Facility Agent”);

(6)	UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG), London Branch as security agent (the “Security Agent”);

(7)	UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG), London Branch as joint and several creditor in respect of the Borrower’s obligations under this Agreement (the “Joint & Several Creditor”);

(8)	ABN Amro Bank N.V., BNP Paribas SA, Closed Joint Stock Company UniCredit Bank, Commerzbank Aktiengesellschaft, ING Bank N.V., Raiffeisen Bank International AG (as legal successor of Raiffeisen Zentralbank Oesterreich AG regarding the Finance Documents), Societe Generale, UniCredit Bank AG (formerly known as Bayerische Hypo-und Vereinsbank AG), VTB Bank (Austria) AG, VTB Bank (Deutschland) AG and VTB Bank (France) SA as original special rate providers (the “Original Special Rate Providers”); and

(9)	UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG), Munich Head-Office as agent of the Special Rate Providers (the “Special Rate Agent”).

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement:

“Amended Agreement” means the Original Facility Agreement, as amended and restated in the form set out in Schedule 3 (Form of Amended Agreement).

“Designated Transaction” means each transaction described in Schedule 4 (Designated Transactions).

“Designated Date” means the date of the notification by the Facility Agent under Clause 2 (Conditions precedent).

“Original Facility Agreement” means the US$857,142,858 Facility Agreement dated 6 September 2010 between the Borrower, the Mandated Lead Arrangers, the Original Lenders, the Facility Agent, the Security Agent, the Joint & Several Creditor, the Original Special Rate Providers and the Special Rate Agent, as amended from time to time through to the date hereof.

“Lender Amendment Fee Letter” means each amendment fee letter dated on or about the date of this Agreement between the Borrower and the Facility Agent (on behalf of the Lenders named therein) setting out any of the fees referred to in Clause 7 (Fees).

“Party” means a party to this Agreement. “Released Offtake Contracts” means:

(a)	contract No. MECH-NSC-K9-2011 dated 26.05.2011 between MCAG and NIPPON STEEL;

(b)	contract No. MECH-NISSH-K9-2011 dated 26.04.2011 between MCAG and NISSHIN STEEL;

(c)	contract No. MECH-SMI-K9-2011 dated 26.04.2011 between MCAG and SUMITOMO METALS INDUSTRIES;

(d)	contract No. MECH-USSK-SL/TMSSH-2011 dated 14.02.2011 between MCAG and US STEEL KOSICE;

(e)	contract No. MECH-EMAG-01/2011 dated 11.10.2011 between MCAG and EVRAZ EAST METALS; and

(f)	contract No. MECH-DIS/2011 dated 11.10.2011 between MCAG and PJSC ALCHEVSKOKS.

“Transfer Certificate” means the transfer certificate entered into between, among others, the New Lenders and the Facility Agent dated on or about the date of this Agreement pursuant to which, on the Designated Date, the New Lenders shall become parties to the Amended Agreement as Lenders.

1.2	Incorporation of defined terms

(a)	Unless a contrary indication appears, terms defined in the Amended Agreement have the same meaning in this Agreement (whether before or after the Designated Date).

(b)	The principles of construction set out in the Amended Agreement shall have effect as if set out in this Agreement.

1.3	Third Party Rights

A person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

1.4	Designation

In accordance with the Original Facility Agreement, each of the Borrower and the Facility Agent designate this Agreement as a Finance Document.

2.	CONDITIONS PRECEDENT

The provisions of Clause 4 (Amendment and consolidation) and Clause 5 (Release) shall be effective only if the Facility Agent has received all the documents and other evidence listed in Schedule 2 (Conditions precedent) in form and substance reasonably satisfactory to the Facility Agent. The Facility Agent shall notify the Borrower and the Lenders promptly upon being so satisfied.

3.	REPRESENTATIONS

The Borrower makes the representations and warranties in Clause 17 (Representations) of the Original Facility Agreement, by reference to the facts and circumstances then existing:

(a)	on the date of this Agreement; and

(b)	on the Designated Date,

but as if references in Clause 17 (Representations) of the Original Facility Agreement to “the Finance Documents” include this Agreement and, on the Designated Date, the Amended Agreement.

4.	AMENDMENT AND CONSOLIDATION

4.1	Amendment

With effect from the Designated Date, the Original Facility Agreement shall be amended and restated in the form set out in Schedule 3 (Form of Amended Agreement).

4.2	Consolidation

With effect from the Designated Date, all Advances outstanding under Facility A and Facility B (in each case as defined in the Original Facility Agreement) shall be consolidated into one Advance, and Facility A and Facility B shall be consolidated into one Facility, on the terms of the Amended Agreement.

5.	RELEASE

5.1	Release

On the Designated Date, the Facility Agent shall instruct the Security Trustee to release the Released Offtake Contracts from the Security created under the assignment of offtake contracts dated 14 September 2010 between MCAG and the Security Trustee.

6.	MISCELLANEOUS

6.1	Continuing obligations

The provisions of the Original Facility Agreement and the other Finance Documents shall, save as amended or waived by this Agreement, continue in full force and effect.

6.2	Incorporation of terms

The provisions of Clause 29 (Notices) of the Original Facility Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in that clause to “this Agreement” are references to this Agreement.

6.3	Resignation of Special Rate Provider

On the Designated Date, Natixis shall cease to be a Special Rate Provider.

6.4	Transfer Certificate

The Facility Agent and the Borrower agree that the Transfer Certificate constitutes a “Transfer Certificate” for the purposes of the Facility Agreement.

6.5	Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

7.	FEES

The Borrower shall pay to the Facility Agent (for the account of the Lenders) the amendment fees in relation to the implementation of the amendments to Original Facility Agreement in the amounts and at the times agreed in the Lender Amendment Fee Letters.

8.	GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

9.	ARBITRATION

9.1	Arbitration

Any dispute arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a “Dispute”) shall be referred to and finally resolved by arbitration under the Arbitration Rules (the “Rules”) of the LCIA (the “LCIA Court”).

9.2	Procedure for arbitration

(a)	The arbitral tribunal shall consist of three arbitrators. The claimant(s), irrespective of number, shall nominate jointly one arbitrator; the respondent(s), irrespective of number, shall nominate jointly the second arbitrator; and a third arbitrator, who shall serve as Chairman, shall be appointed by the LCIA Court within 15 days of the appointment of the second arbitrator.

(b)	In the event the claimant(s) or the respondent(s) shall fail to nominate an arbitrator within the time limits specified in the Rules, such arbitrator shall be appointed by the LCIA Court within 15 days of such failure. In the event that both the claimant(s) and the respondent(s) fail to nominate an arbitrator within the time limits specified in the Rules, all three arbitrators shall be appointed by the LCIA Court within 15 days of such failure who shall designate one of them as chairman.

(c)	If all the parties to an arbitration so agree, there shall be a sole arbitrator appointed by the LCIA Court within 15 days of such agreement.

(d)	The seat of arbitration shall be London, England and the language of the arbitration shall be English.

(e)	Where disputes arise under this Agreement or any other Finance Document which, in the reasonable opinion of the first arbitral tribunal to be appointed in any of the disputes, are so closely connected that it is expedient for them to be resolved in the same proceedings, that arbitral tribunal shall have the power to order that the proceedings to resolve that dispute shall be consolidated with those to resolve any of the other disputes (whether or not proceedings to resolve those other disputes have yet been instituted), provided that no date for the final hearing of the first arbitration has been fixed. If the arbitral tribunal so orders, the parties to each dispute which is a subject of the order shall be treated as having consented to that dispute being finally decided:

(i)	by the arbitral tribunal who ordered the consolidation unless the LCIA Court decides that it would not be suitable or impartial; and

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(ii)	in accordance with the procedure, at the seat and in the language specified in the arbitration agreement in the contract under which the arbitral tribunal who ordered the consolidation was appointed, save as otherwise agreed by all parties to the consolidated proceedings or, in the absence of such agreement, ordered by the arbitral tribunal in the consolidated proceedings.

9.3	Recourse to courts

The Parties exclude the jurisdiction of the courts under Sections 45 and 69 of the Arbitration Act 1996.

10.	PROCESS AND IMMUNITY

10.1	Service of process

(a)	Without prejudice to any other mode of service allowed under any relevant law, the Borrower:

(i)	irrevocably appoints Oriel Resources Limited (whose address is 33 Cavendish Square, London, United Kingdom W1G OPW) as its agent for service of process in England in relation to any legal action or proceedings arising out of or in connection with any Finance Document; and

(ii)	agrees that failure by a process agent to notify it of the process will not invalidate the proceedings concerned.

(b)	If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrower shall immediately (and in any event within 10 days of such event taking place) appoint another agent on terms acceptable to the Facility Agent (acting reasonably). Failing this, the Facility Agent may appoint another agent for this purpose on terms acceptable to the Facility Agent (acting reasonably).

10.2	Waiver of immunity

The Borrower waives generally all immunity it may otherwise have, including immunity in respect of:

(a)	the giving of any relief by way of injunction or order for specific performance or for the recovery of land or other property; and

(b)	the issue of any process against its property for the enforcement of a judgment or, in an action in rem, for the arrest, detention or sale of any of its property.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

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SCHEDULE 1

The Lenders

Part 1 - The Original Lenders

Amsterdam Trade Bank N.V.

BNP Paribas

Commerzbank Aktiengesellschaft

Credit Europe Bank N.V.

Credit Suisse AG

Erste Group Bank AG

Federated Project and Trade Finance Core Fund

Galena Asset Management B.V.

ING Bank N.V.

Joint Stock Commercial Bank «Rosbank»

Morgan Stanley Bank International Limited

Natixis

Natixis Bank ZAO

Raiffeisen Bank International AG (as legal successor of Raiffeisen Zentralbank Oesterreich AG regarding the Finance Documents)

Raiffeisenlandesbank Oberosterreich Aktiengesellschaft

ROCHDALE INTERNATIONAL TRADE FIXED INCOME FUND

Societe Generale

VTB Bank (Austria) AG

VTB Bank (Deutschland) AG

VTB Bank (France) SA

ZAO UniCredit Bank

Part 2 - The New Lenders

ABN AMRO Bank N.V.

Caterpillar Financial Services Corporation

ICBC (London) plc

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SCHEDULE 2

Conditions precedent

1	Finance Documents

1.1	Executed and delivered originals of:

(a)	this Agreement;

(b)	the Amendment to Borrower Collection Account Agreement;

(c)	the Amendment to MCAG Security and Account Trust Deed;

(d)	the MCSGP Security and Account Trust Deed;

(e)	each Lender Amendment Fee Letter;

(f)	each Guarantee;

(g)	the Charge over Borrower Collection Account;

(h)	each Charge over Trader Collection Account;

(i)	the Assignment of Export Contracts;

(j)	each Assignment of Offtake Contracts;

(k)	the Amendment to Yakutugol Share Pledge;

(l)	the Amendment to Borrower Share Pledge;

(m)	the Amendment to Original Borrower Asset Pledge;

(n)	the New Borrower Asset Pledge; and

(o)	each Memorandum of Acknowledgement in relation to each Original Export Contract and each Original Offtake Contract (provided that an acknowledgement in relation to an Original Offtake Contract is not required to be delivered), duly executed and delivered by each party thereto.

2	Commercial Contracts

Duly executed copies, certified by an authorised signatory of the Borrower of:

(a)	each Original Export Contract; and

(b)	each Original Offtake Contract.

3	Constitutional documents

(a)	Notarised copy of each Russian Obligor’s duly registered constitutional documents (including any amendments thereto) and certificate of registration thereof in force at the date of each of the Finance Documents.

(b)	Notarised copy of (i) each Russian Obligor’s registration certificate issued by the competent registration authority, (ii) each Russian Obligor’s certificate of its entry into the Unified State Registry of Legal Entities issued by the competent tax authority and (iii) an extract from the Unified Registry of Legal Entities in relation to each Russian Obligor issued by the competent tax authority.

(c)	Certified copy of (i) the articles of association and (ii) the Registry of Commerce for MCAG.

(d)	Certified copy of the constitutional documents of MCSGP.

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4	Authorisations and capacity

(a)	Certified copy of all internal approvals and corporate resolutions necessary to authorise each Russian Obligor to execute and perform the Finance Documents to which it is a party and any related documents and the transactions contemplated thereunder (including, but not limited to, any major transaction approvals or interested party transaction approvals required under the JSC Law, if applicable).

(b)	Certified copy of the minutes of a meeting of the shareholders of MCAG authorising MCAG to execute and perform the Finance Documents to which it is a party and any related documents and the transactions contemplated thereunder.

(c)	Certified copy of a resolution signed by all the holders of the issued shares in MCSGP, approving the terms of, and the transactions contemplated by, the Finance Documents to which it is a party.

(d)	Certified copy of a resolution of the board of directors of each of MCSGP and MCAG (i) authorising each of MCSGP and MCAG (as appropriate) to execute and perform the Finance Documents to which it is a party and any related documents and the transactions contemplated thereunder and (ii) confirming that MCSGP and MCAG (as appropriate) is entering into the Finance Documents to which it is party on an arm’s length basis and in its own corporate interest and (iii) confirming that guaranteeing or otherwise securing, as appropriate, the Total Commitments does not constitute an undue accumulation of risk.

(e)	Evidence of the authority of the relevant signatories of each Obligor (including the Chief Accountant, if applicable) to execute the Finance Documents to which it is party and any related documents.

(f)	Original certificate issued by each Obligor:

(i)	certifying the sample signature and office of each person that is to execute the Finance Documents to which it is party and any related documents on behalf of such Obligor and certifying that such signatories hold the positions in which capacity they will execute such documents;

(ii)	in respect of each Russian Obligor, certifying that none of the Finance Documents to which it is party, and none of the transactions contemplated thereunder, does or will constitute a major transaction or an interested party transaction for it under the JSC Law or the LLC Law (as the case may be), except where requisite corporate approvals validly authorising all major transactions have been and all interested party transactions have been obtained by it with respect to such Finance Documents from a competent governing body of the relevant Obligor that is able to effectively approve such transactions;

(iii)	in respect of each Russian Obligor, certifying that it has not received any voluntary or mandatory offers in accordance with Chapter XI. 1 of the JSC Law and is not subject to any applicable procedures and limitations thereunder;

(iv)	in respect of each Russian Obligor, certifying that the total amount which may be due from it under the Finance Documents to which it is a party as of the Designated Date is less than 25 per cent, of the balance sheet value of its assets as of the latest reporting date;

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(v)	in respect of each Russian Obligor, certifying that the conclusion of and the performance by it of its obligations under the Finance Documents to which it is a party and any related documents would not contravene any of its internal orders or regulations or decisions of its governing bodies and the power of the chief executive officer and, where relevant, any authorised signatories to act on its behalf, as defined in its constitutional documents and in any power(s) of attorney issued to any signator(y)(ies), is not limited by any of its internal documents or decisions of its governing bodies or by any contract or agreement;

(vi)	in respect of each Russian Obligor, certifying that it is not a legal entity which is subject to the requirements of Federal Law No. 223-FZ “On purchase of goods, works and services by certain categories of legal entities” of 18 July 2011;

(vii)	in respect of MCSGP or MCAG, confirming that it is entering into the Finance Documents to which it is party on an arm’s length basis and in its own corporate interest.

(viii)	certifying that each copy document relating to it that is specified in this Schedule 2 is correct, complete and in full force and effect and has not been amended or superseded as of a date no earlier than the Signing Date; and

(ix)	confirming that borrowing, guaranteeing or otherwise securing, as appropriate, the Total Commitments would not cause any borrowing, guaranteeing or similar limit binding on it to be exceeded, and in the case of MCAG, does not constitute an undue accumulation of risk.

5	Financial/Group documents

(a)	The Original Financial Statements.

(b)	Three year financial projections prepared by Mechel Mining in respect of the Mechel Mining Group and reviewed by its International Auditors.

(c)	Certified copy of the group structure chart of the Mechel Mining Group.

6	Yakutugol

Evidence that the Facility Agent has received (or waived in writing) all the documents and other evidence listed in Schedule 2 (Conditions precedent) of the amendment and restatement agreement dated on or about the Designated Date relating to the Yakutugol Mining Facility Agreement (the “Yakutugol Amendment and Restatement Agreement”) in form and substance satisfactory to the Facility Agent (in accordance with the terms of the Yakutugol Amendment and Restatement Agreement) and that the Designated Date under the Yakutugol Amendment and Restatement Agreement will occur contemporaneously with the Designated Date under this Agreement.

7	Facility Accounts

Evidence that each Facility Account is and remains open.

8	Legal opinions

(a)	Legal opinion of Linklaters CIS as to matters of English law.

(b)	Legal opinion of Linklaters CIS as to matters of Russian law.

(c)	Legal opinion of Allen & Gledhill LLP as to matters of Singapore law.

(d)	Legal opinion of Walder Wyss Ltd. as to matters of Swiss law.

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Other documents and evidence

(a)	A copy of any other Authorisation or other document, opinion or assurance which the Facility Agent reasonably considers to be necessary (if it has notified the Borrower accordingly) in connection with the entry into and performance of the transactions contemplated by any Transaction Document or for the validity and enforceability of any Transaction Document.

(b)	Evidence of payment or arrangements for payment (satisfactory to the Facility Agent) of all fees and reimbursement of expenses (including all legal and any other professional advisors’ fees) then due by the Borrower and/or Mechel (as applicable).

(c)	Confirmation from the Borrower that the entry by each Obligor into the Finance Documents will not trigger a default (howsoever described) under any existing debt facility of any member of the Mechel Mining Group.

(d)	Evidence that Oriel Resources Limited (whose address is 33 Cavendish Square, London, United Kingdom W1G OPW) has agreed to act as each Obligor’s agent for process in England in respect of each Finance Document pursuant to which it is expressed to be appointed.

(e)	Either:

(i)	certificate(s) issued by the tax authorities of the Russian Federation confirming that no Russian Obligor has overdue material tax liabilities dated not more than 90 days prior to the Signing Date; or

(ii)	a statement on discrepancies (akt raskozhdeniy) in respect of each Russian Obligor confirming that there are no material tax liabilities of that Russian Obligor, together with a certificate executed by the chief accountant of that Russian Obligor confirming the same.

(f)	Solvency Certificates (Betreibungsauszug) dated no more than 10 days prior to the Signing Date issued by the Debt Enforcement Office in Zug relating to MCAG.

(g)	A letter of authorisation and confirmation is required from MCSGP to authorise A&G to file the Charge over Trader Collection Account and Assignment of Offtake Contracts with the Accounting and Corporate Regulatory Authority of Singapore.

(h)	Evidence that (A) the Borrower has complied or will comply with applicable currency control laws and regulations in respect of the entry into and performance of any Transaction Document to which it is party and any related documents and the opening and maintenance of the relevant account with the Passport Bank, including a certified copy of the transaction passport (passport sdelki) of the Borrower in relation to the Transaction Documents (in the form established by Instruction 138-I or other applicable currency control laws and regulations, as the case may be) accepted and duly certified by the Passport Bank and (B) all necessary documents in relation to the Transaction Documents have been submitted to the Passport Bank in accordance with applicable currency control laws and regulations and in form and substance satisfactory to the Passport Bank, together with certified copies of any of such documents as the Facility Agent may require.

(i)	Evidence, in form and substance satisfactory to the Facility Agent, that:

(i)	CMP has prepaid (or will prepay, on or before the Designated Date) the Steel Facility Agreement in full; and

(ii)	SUNP has prepaid (or will prepay, on or before the Designated Date) the Ferroalloy Facility Agreement in full.

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(j)	Evidence that all documents to be delivered to the Joint & Several Creditor pursuant to each Share Pledge and each Borrower Asset Pledge have been delivered.

(k)	A pdf scan of the Transfer Certificate, duly executed by all parties thereto.

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SCHEDULE 3

Form of Amended Agreement

12

EXECUTION VERSION

FACILITY AGREEMENT

for

Southern Kuzbass Coal Company Open Joint Stock Company

as Borrower

with

ABN AMRO Bank N.V.

BNP Paribas SA

Caterpillar Financial Services Corporation

Closed Joint Stock Company UniCredit Bank

Commerzbank Aktiengesellschaft

ICBC (London) plc

ING Bank N.V.

Natixis

Raiffeisen Bank International AG

Société Générale

UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG)

VTB Bank (Austria) AG

VTB Bank (Deutschland) AG

and

VTB Bank (France) SA

as Mandated Lead Arrangers

The Financial Institutions Listed Herein

as Original Lenders

UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG), London Branch as Facility Agent, Security Agent and Joint & Several Creditor

the Original Special Rate Providers named herein

and

UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG), Munich Head-Office

as Special Rate Agent

Originally dated 6 September 2010

and as amended and restated with effect from the Designated Date

Linklaters CIS

Paveletskaya sq. 2, bld. 2

Moscow 115054

Telephone (7-495) 797 9797

Facsimile (7-495) 797 9798

Ref L-180292 and L-206317

Table of Contents

Contents		Page

SECTION 1 INTERPRETATION		4

1	Definitions and interpretation	4

SECTION 2 THE FACILITY		41

2	The Facility	41

3	Purpose	41

4	Conditions of Utilisation	41

SECTION 3 UTILISATION		43

5	Utilisation	43

SECTION 4 REPAYMENT, FACILITY ACCOUNTS, PREPAYMENT AND CANCELLATION		45

6	Repayment	45

7	Prepayment and cancellation	45

SECTION 5 COSTS OF UTILISATION		53

8	Interest	53

9	Interest Periods	63

10	Changes to the calculation of interest	64

11	Fees	66

SECTION 6 ADDITIONAL PAYMENT OBLIGATIONS		67

12	Tax gross-up and indemnities	67

13	Increased Costs	70

14	Other indemnities	71

15	Mitigation by the Lenders	75

16	Costs and expenses	75

SECTION 7 REPRESENTATIONS, UNDERTAKINGS AND EVENTS OF DEFAULT		77

17	Representations	77

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18	Information undertakings	83

19	Financial covenants	89

20	General undertakings	91

21	Events of Default	109

SECTION 8 CHANGES TO PARTIES		118

22	Changes to the Lenders	118

23	Changes to the Borrower	123

SECTION 9 THE FINANCE PARTIES		124

24	Role of the Agents, the Joint & Several Creditor and the Mandated Lead Arranger	124

25	Conduct of business by the Finance Parties	130

26	Sharing among the Finance Parties	131

SECTION 10 ADMINISTRATION		133

27	Payment mechanics	133

28	Set-off	136

29	Notices	136

30	Calculations and certificates	141

31	Partial invalidity	141

32	Remedies and waivers	141

33	Amendments and waivers	142

34	Confidentiality	146

35	Counterparts	148

SECTION 11 GOVERNING LAW AND ENFORCEMENT		149

36	Governing law	149

37	Arbitration	149

38	Process and Immunity	150

39	Language	150

40	Joint & Several Creditor	151

ii

iii

THIS AGREEMENT was originally dated 6 September 2010 and is amended and restated with effect from the Designated Date (as defined below) and made between:

(1)	Southern Kuzbass Coal Company Open Joint Stock Company, a company incorporated under the laws of the Russian Federation with its registered address at ul. Junosti, 6, g. Mezhdurechensk, Kemerovskaja Oblast, Russian Federation as borrower (the “Borrower”);

(2)	ABN AMRO Bank N.V., BNP Paribas SA, Caterpillar Financial Services Corporation, Closed Joint Stock Company UniCredit Bank, Commerzbank Aktiengesellschaft, ICBC (London) plc, ING Bank N.V., Natixis, Raiffeisen Bank International AG, Société Générale, UniCredit Bank AG (formerly known as Bayerische Hypo-und Vereinsbank AG), VTB Bank (Austria) AG, VTB Bank (Deutschland) AG and VTB Bank (France) SA as mandated lead arrangers (the “Mandated Lead Arrangers”);

(3)	The Financial Institutions listed in Schedule 1 (The Original Lenders) as lenders (the “Original Lenders”);

(4)	UniCredit Bank AG (formerly known as Bayerische Hypo-und Vereinsbank AG), London Branch as facility agent (the “Facility Agent”);

(5)	UniCredit Bank AG (formerly known as Bayerische Hypo-und Vereinsbank AG), London Branch as security agent (the “Security Agent”);

(6)	UniCredit Bank AG (formerly known as Bayerische Hypo-und Vereinsbank AG), London Branch as joint and several creditor in respect of the Borrower’s obligations under this Agreement (the “Joint & Several Creditor”);

(7)	ABN AMRO Bank N.V., BNP Paribas SA, Closed Joint Stock Company UniCredit Bank, Commerzbank Aktiengesellschaft, ING Bank N.V., Raiffeisen Bank International AG, Société Générale, UniCredit Bank AG (formerly known as Bayerische Hypo-und Vereinsbank AG), VTB Bank (Austria) AG, VTB Bank (Deutschland) AG and VTB Bank (France) SA as original special rate providers (the “Original Special Rate Providers”); and

(8)	UniCredit Bank AG (formerly known as Bayerische Hypo-und Vereinsbank AG), Munich Head-Office as agent of the Special Rate Providers (the “Special Rate Agent”).

IT IS AGREED as follows:

SECTION 1

INTERPRETATION

1	Definitions and interpretation

1.1	Definitions

In this Agreement:

“Acceptable Amendment” means any amendment or waiver in relation to any Commercial Contract to the extent such amendment or waiver:

(a)	effects a change of the destination or recipient for delivery of the Products under such Commercial Contract provided that the new destination or recipient is not a Sanction Country or a Sanction Person;

(b)	effects a change in the volume and price of the Products;

(c)	affects quality parameters, shipment conditions, weight and quality determinations or Product acceptance terms; or

(d)	relates to non-material matters or is required by the parties to such Commercial Contract to improve the practical performance of their obligations thereunder,

PROVIDED THAT such amendment or waiver is not prejudicial to the interests of the Finance Parties under the Finance Documents and does not change the Offtaker.

“Acceptable Bank” means:

(a)	a bank or financial institution which has a rating for its long-term unsecured and non credit-enhanced debt obligations of “A-” or higher by Standard & Poor’s Rating Services or Fitch Ratings Ltd or “A3” or higher by Moody’s Investor Services Limited or a comparable rating from an internationally recognised credit rating agency; or

(b)	any other bank or financial institution approved by the Facility Agent.

“Accession Date” means the later of:

(a)	the proposed accession date specified in the relevant Additional Commitment Letter; and

(b)	the date on which the Facility Agent executes the Additional Commitment Letter.

“Accession Period” means the period commencing on the Designated Date and ending on the earlier of:

(a)	the date Additional Commitments in an aggregate amount of US$25,777,777.80 have been made available pursuant to an Additional Commitment Letter; and

(b)	14 December 2012.

“Acquisition” means any investment in or acquisition of:

(a)	any share in, or any security issued by, any person, or any interest therein or in the capital of any person, or make any capital contribution to any person; or

(b)	any business or going concern, or the whole or substantially the whole of the assets or business of any person, or any assets that constitute a division or operating unit of the business of any person.

“Additional Commitment” means the amount specified as such in an Additional Commitment Letter to be made available to be drawn by the Borrower under this Agreement.

“Additional Commitment Letter” means a letter to the Facility Agent substantially in the form of Schedule 17 (Form of Additional Commitment Letter) from the Borrower and any person which will advance Additional Commitment as an Additional Lender, delivered pursuant to Clause 22.9 (Accession by Additional Lenders).

“Additional Lender” means any person that becomes a Party in accordance with Clause 22.9 (Accession by Additional Lenders).

“Additional Special Rate Provider” means any person that becomes a Party in accordance with Clause 8.16 (Additional Special Rate Providers).

“Additional Trader” has the meaning given to it in Clause 20.29 (Additional Trader).

“Advance” means an advance made or to be made under the Facility pursuant to a Utilisation Request or the principal amount outstanding for the time being of that advance.

“Affiliate” means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company.

“Agency” means any agency, authority, department, government, legislature, minister, ministry, official or public or statutory person (whether autonomous or not) of a state.

“Agency and Account Bank Fee Letter” means the fee letter dated on or about the Signing Date between the Borrower, the Facility Agent, the Security Agent, the Security Trustee, the Joint & Several Creditor and the Offshore Account Bank setting out the fees referred to in paragraph (d) of Clause 11 (Fees).

“Agent” means the Facility Agent or the Security Agent.

“Alternative Market Disruption Event” means:

(a)	before close of business in London on the date falling one Business Day after the Quotation Day for the relevant Interest Period of the Advance, none or only one of the Alternative Reference Banks supplies a rate to the Facility Agent to determine the Alternative Reference Bank Rate for the relevant Interest Period of the Advance; or

(b)	before close of business in London on the date falling two Business Days after the Quotation Day for the relevant Interest Period of the Advance, the Facility Agent receives notifications from a Lender or Lenders (whose participations in that Advance exceed 45 per cent. of that Advance) that the cost to it or them of funding its participation in that Advance from whatever source it may reasonably select would be in excess of the Alternative Reference Bank Rate.

“Alternative Reference Bank Rate” has the meaning given to it in Clause 10.3 (Alternative Reference Bank Rate).

“Alternative Reference Banks” means, the principal London offices of the banks listed in Schedule 14 (Alternative Reference Banks) or such other banks as may be appointed by the Facility Agent in consultation with the Borrower.

“Amendment and Restatement Agreement” means the amendment and restatement agreement dated on or about 3 December 2012 between, among others, the Borrower and the Facility Agent.

“Amendment to Borrower Collection Account Agreement” means the amendment to the Borrower Collection Account Agreement dated on or about the Designated Date and entered into by the parties thereto.

“Amendment to Borrower Share Pledge” means the amendment to the Borrower Share Pledge dated on or about the Designated Date and entered into by the parties thereto.

“Amendment to MCAG Security and Account Trust Deed” means the amendment to the MCAG Security and Account Trust Deed dated on or about the Designated Date and entered into by the parties thereto.

“Amendment to Original Borrower Asset Pledge” means the amendment to the Original Borrower Asset Pledge, dated on or about the Designated Date and entered into by the parties thereto.

“Amendment to Yakutugol Share Pledge” means the amendment to the Yakutugol Share Pledge dated on or about the Designated Date and entered into by the parties thereto.

“Applicable Accounting Standards” means, in relation to:

(a)	the consolidated financial statements of Mechel Mining, US GAAP or IFRS (as the case may be);

(b)	each Russian Obligor other than Mechel Mining, RAS;

(c)	MCAG, Swiss Auditing Standards; and

(d)	MCSGP, Singapore Auditing Standards.

“Approved Offtaker” means a buyer of Products listed in Schedule 15 (Approved Offtakers).

“Arrangement Fee Letter” means the MLA Arrangement Fee Letter and the Lender Arrangement Fee Letter.

“Assigned Export Contract” means each Original Export Contract, and each Export Contract listed on a Designation Schedule.

“Assigned Offtake Contract” means each Original Offtake Contract, and each Offtake Contract listed on a Designation Schedule (to the extent such Offtake Contract has not been released from Security pursuant to the provisions of the relevant Assignment of Offtake Contracts).

“Assignment” means the Assignment of Export Contracts and each Assignment of Offtake Contracts.

“Assignment of Export Contracts” means the assignment agreement dated on or about the Designated Date between the Borrower and the Security Agent in relation to the Borrower’s rights under certain Export Contracts.

“Assignment of Offtake Contracts” means, in respect of each Trader, the assignment agreement dated on or about the Designated Date between that Trader and the Security Trustee in relation to that Trader’s rights under certain Offtake Contracts to which it is a party and any associated Letters of Credit.

“Authorisation” means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration.

“Availability Period” means each of the following periods:

(a)	in respect of the first Utilisation, the period from and including the Effective Date to and including the date which is five Business Days after the Effective Date; and

(b)	in respect of the second Utilisation, the period from and including the Designated Date to and including the date which is five Business Days after the Designated Date.

(c)	in respect of any Additional Commitment, the period from and including the relevant Accession Date to and including the date which is five Business Days after that Accession Date.

“Available Commitment” means a Lender’s Commitment minus:

(a)	the amount of its participation in any outstanding Advances; and

(b)	in relation to any proposed Utilisation, the amount of its participation in any Advances that are due to be made on or before the proposed Utilisation Date.

“Available Facility” means the aggregate for the time being of each Lender’s Available Commitment.

“Base Rate” means, in respect of any Advance (or part thereof):

(a)	if no Special Rate Confirmation has been delivered by the Special Rate Agent in respect of such Advance (or part thereof), LIBOR; or

(b)	if a Special Rate Confirmation has been delivered by the Special Rate Agent in respect of such Advance (or part thereof) and:

(i)	if no Rate Change Event in respect of such Advance (or part thereof) nor the applicable Special Rate Expiry Date has occurred, LIBOR until the Special Rate Commencement Date, and thereafter the Special Rate; or

(ii)	if a Rate Change Event in respect of such Advance (or part thereof) or the applicable Special Rate Expiry Date has occurred, LIBOR as from the applicable Rate Change Date or, as the case may be, Special Rate Expiry Date.

“Bluestone” means Mechel Bluestone Inc., a company incorporated under the laws of the United States of America with its registered address at Corporation Trust Centre, 1209 Orange Street, City of Wilmington, County of New Castle 19801, Delaware, USA.

“Bluestone Acquisition Agreement” means the agreement and plan of mergers dated 16 March 2009 between James C. Justice Companies, Inc., Bluestone Industries, Inc., Dynamic Energy, Inc., JCJ Coal Group LLC, Galenia Consulting Ltd, Caroleng Consulting Ltd, Mechel Bluestone Inc., Bluestone Merger Co., Dynamic Merger Co. and new JCJ Merger Co. and others.

“Bluestone Contingent Liabilities” means “Contingent Payment” and “Contingent Value Right” both as defined in the Bluestone Acquisition Agreement.

“Borrower Asset Pledge” means each of:

(a)	the Original Borrower Asset Pledge; and

(b)	the New Borrower Asset Pledge.

“Borrower Collection Account” means the Dollar denominated account No. 165502 USD 2811 01 (and any renewal or redesignation thereof) opened by the Borrower and held in the Borrower’s name with the Offshore Account Bank for the purposes of collecting payments from each Trader under the Assigned Export Contracts and making payments due under this Agreement.

“Borrower Collection Account Agreement” means the agreement dated 6 September 2010 (as amended on or about the Designated Date) and entered into by the Borrower, the Facility Agent, the Security Agent and the Offshore Account Bank in relation to the establishment and operation of the Borrower Collection Account.

“Borrower Share Pledge” means the Russian law governed pledge in respect of certain shares in the Borrower granted by Mechel Mining in favour of the Joint & Several Creditor dated 10 September 2010 (as amended on or about the Designated Date).

“Borrowings” means, at any time, the aggregate outstanding principal, capital or nominal amount (and any fixed or minimum premium payable on prepayment or redemption) of the Financial Indebtedness of members of the Mechel Mining Group.

“Break Costs” means the amount (if any) by which:

(a)	the interest (excluding the Margin) which a Lender should have received for the period from the date of receipt of all or any part of its participation in an Advance or Unpaid

Sum to the immediately following Interest Payment Date in respect of that Advance or Unpaid Sum, had the principal amount or Unpaid Sum received been paid on that Interest Payment Date;

exceeds:

(b)	the amount which that Lender would be able to obtain by placing an amount equal to the principal amount or Unpaid Sum received by it on deposit with a leading bank in the London interbank market for a period starting on the Business Day following receipt or recovery and ending on that Interest Payment Date.

“Business Day” means a day (other than a Saturday, Sunday or public holiday) on which banks are open for general business in London, New York, Moscow, Singapore and Zug or, in relation to determining a Quotation Day, a day (other than a Saturday or Sunday) on which banks are open for general business in London and New York.

“Calculation Date” means any date on which the Offtake Contract Cover Ratio is calculated.

“Capital Expenditure” means any expenditure which should, in accordance with US GAAP or IFRS (as applicable), be treated as capital expenditure in the consolidated financial statements of the Mechel Mining Group.

“Capital Expenditure Report” means a capital expenditure report in respect of the Mechel Mining Group, substantially in the form of the Original Capital Expenditure Report.

“Capped Rate” means the capped rate of interest applicable to an Advance (or part thereof), being:

(a)	subject to paragraph (b) below, LIBOR plus the Capped Rate Premium; or

(b)	if LIBOR equals or exceeds the Maximum Capped Rate, the Maximum Capped Rate plus the Capped Rate Premium,

in each case offered and agreed to under Clause 8.6 (Special Rate options) and communicated to the Borrower and the Facility Agent by the Special Rate Agent in the form of a Special Rate Confirmation.

“Capped Rate Advance” means an Advance (or part thereof) that is subject to the Capped Rate.

“Capped Rate Basis” means the aggregate of the applicable Margin, the Mandatory Cost (if applicable) and the Capped Rate.

“Capped Rate Premium” means the additional interest rate premium payable with respect to a Capped Rate Advance, expressed as a percentage rate per annum, offered and agreed to under Clause 8.6 (Special Rate options) and communicated to the Borrower and the Facility Agent by the Special Rate Agent in the form of a Special Rate Confirmation.

“Cash and Cash Equivalent Investments” has the meaning given to it in Clause 19.3 (Definitions).

“Charge” means a Charge over Trader Collection Account or the Charge over Borrower Collection Account.

“Charge over Borrower Collection Account” means the deed of charge dated on or about the Designated Date and entered into by the Borrower and the Security Agent in relation to the Borrower Collection Account.

“Charge over Trader Collection Account” means, in respect of each Trader, the deed of charge dated on or about the Designated Date and entered into by that Trader and the Security Trustee in relation to the Trader Collection Account of that Trader.

“CMP” means Chelyabinsk Metallurgical Plant OAO, a company registered under the laws of the Russian Federation with its registered address at ul. 2-ya Paveletskaya, 14, Chelyabinsk, 454047, Russian Federation.

“Collar Rate” means the collar rate of interest applicable to an Advance (or part thereof), being:

(a)	if LIBOR equals or exceeds the Maximum Collar Rate, the Maximum Collar Rate;

(b)	if LIBOR is less than the Maximum Collar Rate but more than the Minimum Collar Rate, LIBOR; or

(c)	if LIBOR equals or is less than the Minimum Collar Rate, the Minimum Collar Rate,

in each case offered and agreed to under Clause 8.6 (Special Rate options) and communicated to the Borrower and the Facility Agent by the Special Rate Agent in the form of a Special Rate Confirmation.

“Collar Rate Advance” means an Advance (or part thereof) that is subject to the Collar Rate.

“Collar Rate Basis” means the aggregate of the applicable Margin, the Mandatory Cost (if applicable) and the Collar Rate.

“Commercial Contracts” means each Assigned Export Contract and each Assigned Offtake Contract, but excludes a Replaced Commercial Contract.

“Commitment” means:

(a)	in relation to any Original Lender, the amount set opposite its name in Schedule 1 (The Original Lenders) and the amount of any other Commitment transferred to it under this Agreement;

(b)	in relation to any Additional Lender, the amount set out opposite its name in an Additional Commitment Letter and the amount of any other Commitment transferred to it under this Agreement; and

(c)	in relation to any other Lender, the amount of any Commitment transferred to it under this Agreement,

to the extent not cancelled, reduced or transferred by it under this Agreement.

“Compliance Certificate” means the certificate to be delivered by the Borrower to the Facility Agent under Clause 18.4 (Compliance Certificate).

“Confidential Information” means all information relating to the Borrower, any Obligor, the Mechel Group or any member thereof, the Finance Documents (including discussions in respect thereof) or the Facility of which a Finance Party becomes aware in its capacity as, or for the purpose of becoming, a Finance Party or which is received by a Finance Party in relation to, or for the purpose of becoming a Finance Party under, the Finance Documents or the Facility from either:

(a)	any member of the Mechel Group or any of its advisers; or

(b)	another Finance Party, if the information was obtained by that Finance Party directly or indirectly from any member of the Mechel Group or any of its advisers,

in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes information that:

(i)	is or becomes public information other than as a direct or indirect result of any breach by that Finance Party or, as far as that Finance Party is aware, its Representative of Clause 34 (Confidentiality); or

(ii)	is identified in writing at the time of delivery as non-confidential by any member of the Mechel Group or any of its advisers; or

(iii)	is, to the best of its knowledge, lawfully obtained by that Finance Party before the date the information is disclosed to it in accordance with paragraph (a) or (b) above or is lawfully obtained by that Finance Party after that date, from a source which is, as far as that Finance Party is aware, unconnected with the Mechel Group and which, in either case, as far as that Finance Party is aware, has not been obtained in breach of, and is not otherwise subject to, any obligation of confidentiality.

“Coordination Fee Letter” means the fee letter dated on or about the Signing Date and entered into between the Borrower and the Original Coordinators setting out the fees referred to in paragraph (c) of Clause 11 (Fees).

“Debt Amortisation Report” means a monthly debt amortisation report in respect of the Mechel Mining Group, in the form set out in Schedule 12 (Form of Debt Amortisation Report).

“Defaulting Lender” means any Lender:

(a)	which has failed to make its participation in an Advance available or has notified the Facility Agent that it will not make its participation in an Advance available by the Utilisation Date of that Advance in accordance with Clause 5.4 (Lenders’ participation);

(b)	which has otherwise rescinded or repudiated a Finance Document; or

(c)	with respect to which an Insolvency Event has occurred and is continuing,

unless, in the case of paragraph (a) above:

(i)	its failure to pay is caused by:

(A)	administrative or technical error; or

(B)	a Disruption Event; and

payment is made within five Business Days of its due date; or

(ii)	the Lender is disputing in good faith whether it is contractually obliged to make the payment in question.

“Deleveraging Report” means, in relation to an IPO Repayment or a Private Placement Repayment, a report delivered by the Borrower that contains the following:

(a)	the amount of the Net IPO Proceeds or Net Private Placement Proceeds (as applicable) that will be applied in repayment and/or prepayment of Financial Indebtedness pursuant to paragraph (b) of Clause 7.4 (Mandatory prepayment – Net IPO Proceeds) or paragraph (c) of Clause 7.10 (Mandatory prepayment – Private Placement Proceeds) (as applicable) (the “Deleveraging Amount”);

(b)	a confirmation from the management of Mechel Mining that the Deleveraging Amount is a reasonable estimate made in good faith of the amount of Net IPO Proceeds or Net

Private Placement Proceeds (as applicable) necessary to be applied in order to ensure that, upon delivery in accordance with this Agreement, the Mechel Mining Compliance Document in respect of Mechel Mining’s 2012 financial year will evidence that the ratio of Mechel Mining’s Net Borrowings to EBITDA is equal to or less than 3.0:1.0; and

(c)	the assumptions supporting the calculation of the Deleveraging Amount (in reasonable detail), together with management commentary.

“Designated Date” has the meaning given to it in the Amendment and Restatement Agreement.

“Designated EBITDA Amount” means, in respect of the Relevant Period ending:

(a)	30 June 2012, US$1,177,000,000;

(b)	30 June 2013, US$1,732,000,000; and

(c)	30 June 2014, US$2,026,000,000.

“Designated Month” has the meaning given to it in Schedule 5 (Offtake Contract Cover Ratio).

“Designated Transaction” means a transaction described in schedule 4 (Designated Transactions) to the Amendment and Restatement Agreement.

“Designation Schedule” means:

(a)	in relation to an Export Contract, a schedule executed by the Borrower in the form of schedule 4 (Form of Designation Schedule) of the Assignment of Export Contracts; and

(b)	in relation to an Offtake Contract or a Letter of Credit, a schedule executed by the relevant Trader in the form of schedule 4 (Form of Designation Schedule) of the relevant Assignment of Offtake Contracts.

“Disruption Event” means either or both of:

(a)	material disruption to those payment or communications systems or to those financial markets which are, in each case, required to operate in order for payments to be made in connection with the Facility (or otherwise in order for the transactions contemplated by the Finance Documents to be carried out) which disruption is not caused by, and is beyond the control of, any of the Parties; or

(b)	the occurrence of any other event which results in a disruption (of a technical or systems-related nature) to the treasury or payments operations of a Party preventing that, or any other Party:

(i)	from performing its payment obligations under the Finance Documents; or

(ii)	from communicating with other Parties in accordance with the terms of the Finance Documents,

and which (in either such case) is not caused by, and is beyond the control of, the Party whose operations are disrupted.

“Dollars”, “US$”, “USD”, “US dollars”, “dollars” or “$” means the lawful currency for the time being of the United States of America.

“EBITDA” has the meaning given to it in Clause 19.3 (Definitions).

“Effective Date” means the date on which the Facility Agent notifies the Borrower and the Lenders in accordance with Clause 4.1 (Initial conditions precedent).

“Environment” means living organisms including the ecological systems of which they form part and the following media:

(a)	air (including air within natural or man-made structures, whether above or below ground);

(b)	water (including territorial, coastal and inland waters, water under or within land and water in drains and sewers); and

(c)	land (including land under water).

“Environmental Law” means all applicable laws (including, without limitation, case law), statutes, regulations, rules of common law, codes of practice, circulars, guidance notes and the like having the force of law concerning pollution or protection of the Environment, or the generation, transportation, storage, treatment, use, handling, release or disposal of any radioactive emissions or natural or artificial substance (whether in the form of a solid, liquid, gas or vapour), the generation, transportation, storage, treatment, use, handling, release or disposal of which is capable of causing harm to man or damage to the Environment.

“Environmental Licence” means any Authorisation required at any time under Environmental Law.

“Equity CAPEX Funds” means the amount of any Net Equity Disposal Proceeds and any Net Private Placement Proceeds, to the extent such proceeds are to be applied to finance Permitted Capital Expenditure and are not required to be applied in repayment or prepayment pursuant to Clauses 7.5 (Mandatory prepayment – change of control, disposals), 7.9 (Mandatory prepayment – disposal proceeds) and 7.10 (Mandatory prepayment – Private Placement proceeds).

“Equity Disposal” has the meaning given to it in Clause 7.9 (Mandatory prepayment – disposal proceeds).

“Event of Default” means any event or circumstance specified as such in Clause 21 (Events of Default).

“Existing Facilities” means the facilities provided pursuant to each Existing Facility Agreement.

“Existing Facility Agreement” means each of the facility agreements, as amended and/or restated from time to time (as the case may be), listed in Schedule 11 (Existing Facilities).

“Existing Special Rate Provider” has the meaning given to it in paragraph (a) of Clause 22.8 (Transfers by the Special Rate Providers).

“Export Contract” means any contract between the Borrower as seller and a Trader as purchaser for the export and sale of Products.

“Export Receivables” means the receivables, moneys and other proceeds generated by the export, delivery or sale of Products by the Borrower under the Export Contracts.

“Facility” means the term loan facility made available to the Borrower under this Agreement as described in Clause 2.1 (The Facility) as the same may be increased by any Additional Commitments.

“Facility Accounts” means the Borrower Collection Account and each Trader Collection Account.

“Facility Office” means the office or offices notified by a Lender to the Facility Agent in writing on or before the date it becomes a Lender (or, following that date, by not less than five Business Days’ written notice) as the office or offices through which it will perform its obligations under this Agreement.

“Ferroalloy Facility Agreement” means the term loan facilities agreement dated on or about the Signing Date and made between SUNP as borrower, BNP Paribas SA, Closed Joint Stock Company UniCredit Bank, Commerzbank Aktiengesellschaft, HSBC Bank plc, ING Bank N.V., Natixis, OJSC Nordea Bank, Raiffeisen Bank International AG, Société Générale, The Royal Bank of Scotland N.V., UniCredit Bank AG (formerly known as Bayerische Hypo-und Vereinsbank AG), VTB Bank (Austria) AG, VTB Bank (Deutschland) AG and VTB Bank (France) SA as mandated lead arrangers, the Original Lenders (as defined therein), UniCredit Bank AG (formerly known as Bayerische Hypo-und Vereinsbank AG), London Branch as facility agent, security agent and joint & several creditor, the original special rate providers named therein and UniCredit Bank AG (formerly known as Bayerische Hypo-und Vereinsbank AG), Munich Head-Office as special rate agent.

“Finance Document” means:

(a)	this Agreement;

(b)	each Security Document;

(c)	each Guarantee;

(d)	the Amendment and Restatement Agreement;

(e)	the Coordination Fee Letter;

(f)	each Arrangement Fee Letter;

(g)	the Agency and Account Bank Fee Letter;

(h)	the First Mandate Letter;

(i)	each Lender Amendment Fee Letter;

(j)	the Second Mandate Letter;

(k)	each Special Rate Request;

(l)	each Special Rate Confirmation;

(m)	each SRP Entitlement Letter; and

(n)	any other document designated as such by the Facility Agent and the Borrower.

“Finance Party” means the Facility Agent, the Security Agent, the Security Trustee, each Mandated Lead Arranger, the Joint & Several Creditor, the Offshore Account Bank, each Special Rate Provider, the Special Rate Agent and each Lender.

“Financial Indebtedness” means, without double counting, any indebtedness for or in respect of:

(a)	moneys borrowed;

(b)	any amount raised by acceptance under any acceptance credit facility;

(c)	any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;

(d)	the amount of any liability in respect of any lease or hire purchase contract which would, in accordance with US GAAP or IFRS (as applicable), be treated as a finance or capital lease;

(e)	receivables sold or discounted (other than to the extent they are sold on a non-recourse basis);

(f)	any money received under any other transaction (including any forward sale or purchase agreement) having the commercial effect of a borrowing;

(g)	any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value shall be taken into account);

(h)	shares which are expressed to be redeemable;

(i)	any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution; and

(j)	the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (i) above.

“First Mandate Letter” means the mandate letter dated on or around the Signing Date and made between Mechel and the Mandated Lead Arrangers.

“Fixed Rate” means the fixed rate of interest applicable to an Advance (or part thereof), offered and agreed to under Clause 8.6 (Special Rate options) and communicated to the Borrower and the Facility Agent by the Special Rate Agent in the form of a Special Rate Confirmation.

“Fixed Rate Advance” means any Advance (or part thereof) that is subject to the Fixed Rate.

“Fixed Rate Basis” means the aggregate of the applicable Margin, the Mandatory Cost (if applicable) and the Fixed Rate.

“Floating Rate Amount” means, in relation to any Special Rate Advance and any Interest Period, the amount of interest (excluding Margin and Mandatory Costs) that would have been payable on the principal amount of such Special Rate Advance on the relevant Interest Payment Date if interest were to accrue on the basis of LIBOR (and not at the Special Rate) on such Special Rate Advance, such amount being calculated by the Facility Agent in accordance with Clause 8.1 (Calculation of interest).

“Grace Period” means the period from and including the Designated Date to and including the date that is twelve Months after the Designated Date.

“Guarantee” means each guarantee of the obligations of the Borrower under the Finance Documents by each Guarantor entered into in favour of the Facility Agent (for the benefit of the Finance Parties).

“Guarantors” means:

(a)	KGOK;

(b)	Mechel;

(c)	MCAG;

(d)	MCSGP;

(e)	Mechel Mining; and

(f)	Yakutugol.

“Hazardous Substance” means any waste, pollutant, contaminant or other substance (including any liquid, solid, gas, ion, living organism or noise) that may be harmful to human health or other life or the Environment or a nuisance to any person or that may make the use or ownership of any affected land or property more costly.

“Health and Safety Law” means all applicable laws (including, without limitation, case law), statutes, regulations, rules of common law, codes of practice, circulars, guidance notes and the like having the force of law relating to the protection of human health or safety or social impacts of the existing operations or closure of the operations, including without limitation industrial disease, stakeholder engagement or land use rights and remedies of local communities or indigenous peoples.

“Health and Safety Licence” means any Authorisation required at any time under Health and Safety Law.

“Holding Company” means, in relation to any person, an entity of which that person is a Subsidiary.

“IFRS” means international accounting standards within the meaning of Regulation (EC)1606/2002 of the European Parliament and of the Council of 19 July 2002 to the extent applicable to the relevant financial statements.

“Impaired Agent” means the Facility Agent at any time when:

(a)	it has failed to make (or has notified a Party that it will not make) a payment required to be made by it under the Finance Documents by the due date for payment;

(b)	the Facility Agent otherwise rescinds or repudiates a Finance Document;

(c)	(if the Facility Agent is also a Lender) it is a Defaulting Lender under paragraph (a) or (b) of the definition of “Defaulting Lender”; or

(d)	an Insolvency Event has occurred and is continuing with respect to the Facility Agent;

unless, in the case of paragraph (a) above:

(i)	its failure to pay is caused by:

(A)	administrative or technical error; or

(B)	a Disruption Event,

and payment is made within five Business Days of its due date; or

(ii)	the Facility Agent is disputing in good faith whether it is contractually obliged to make the payment in question.

“Insolvency Event” in relation to a Finance Party means the appointment of a liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer in respect of that Finance Party or all or substantially all of that Finance Party’s assets or any analogous procedure or step is taken in any jurisdiction with respect to that Finance Party.

“Instruction 138-I” means the Central Bank of the Russian Federation Instruction N 138-I dated 4 June 2012.

“Interest Payment Date” means the last day of each Interest Period.

“Interest Period” means, in relation to an Advance, each period determined in accordance with Clause 9 (Interest Periods) and, in relation to an Unpaid Sum, each period determined in accordance with Clause 8.4 (Default interest).

“International Auditors” means any of Deloitte Touche Tohmatsu, Ernst and Young, KPMG, PricewaterhouseCoopers or any other firm of auditors of international repute reasonably acceptable to the Facility Agent.

“IPO” means any primary or secondary Offering in relation to (a) any member of the Mechel Mining Group; (b) any asset or related group of assets which is owned (in whatever structure of form) by a member of the Mechel Mining Group; and/or (c) any other business, asset, operation or undertaking within the Mechel Mining Group.

“IPO Repayment” has the meaning given to it in paragraph (a) of Clause 7.4 (Mandatory prepayment – Net IPO Proceeds).

“ISDA Terms” means the terms and conditions set forth in the 1992 Master Agreement (Multicurrency-Cross Border) published by the International Swaps and Derivatives Association Inc.

“JSC Law” means Federal Law No. 208-FZ of 26 December 1995 “On Joint Stock Companies”.

“KGOK” means Korshynov Mining Plant Open Joint Stock Company, a company incorporated under the laws of the Russian Federation with its registered address at st. Ivashchenko, 9A / 1, Zheleznogorsk-Ilimskij, Nizhneilimsk district, Irkutsk Region, Russian Federation.

“L/C Bank” means any bank that issues, advises or confirms a Letter of Credit.

“Lead Banks” means ING Bank N.V., Société Générale, UniCredit Bank AG (formerly known as Bayerische Hypo-und Vereinsbank AG), Joint Stock Commercial Bank «ROSBANK» (Open joint-stock company) and ABN AMRO Bank N.V..

“Legal Reservations” means any qualification of law (but not fact) relating to:

(a)	the principle that equitable remedies may be granted or refused at the discretion of a court;

(b)	limitations on enforcement under laws relating to insolvency, reorganisation, court schemes, moratoria and other similar laws affecting the enforcement of creditors’ rights generally;

(c)	the time barring of claims by virtue of laws on limitation periods;

(d)	defences of set-off or counter-claim or analogous principles;

(e)	requirements to notarise Russian law governed pledges providing for out-of-court enforcement; and

(f)	any other matters which are expressly set out as qualifications or reservations as to matters of English, Singapore or Swiss law of general application in the legal opinions referred to in paragraph 8 of Part A (Conditions precedent) of Schedule 2 (Conditions precedent/subsequent) or paragraph 8 of schedule 2 (Conditions precedent) of the Amendment and Restatement Agreement.

“Lender” means:

(a)	any Original Lender; and

(b)	any person which has become a Party in accordance with Clause 22 (Changes to the Lenders),

which in each case has not ceased to be a Party in accordance with the terms of this Agreement.

“Lender Amendment Fee Letter” has the meaning given to it in the Amendment and Restatement Agreement.

“Lender Arrangement Fee Letter” means the arrangement fee letter dated on or about the Signing Date between the Borrower and the Facility Agent (on behalf of certain Lenders) setting out the fees referred to in paragraph (b) of Clause 11 (Fees).

“Letter of Credit” means a letter of credit issued for the purpose of securing compliance with the payment obligations of an Offtaker to a Trader under an Assigned Offtake Contract.

“LIBOR” means, in relation to any Advance:

(a)	the applicable Screen Rate; or

(b)	(if no Screen Rate is available for US dollars for the Interest Period of that Advance) the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Facility Agent at its request quoted by the Reference Banks to leading banks in the London interbank market, as of 11:00 a.m. on the Quotation Day for the offering of deposits in US dollars for a period comparable to the Interest Period for that Advance.

“LLC Law” means Federal Law No. 14-FZ of 8 February 1998 “On Limited Liability Companies”.

“Majority Lenders” means:

(a)	if there are no Advances then outstanding, a Lender or Lenders whose Commitments aggregate more than 66 2⁄3 per cent. of the Total Commitments (or, if the Total Commitments have been reduced to zero, aggregated more than 66 2⁄3 per cent of the Total Commitments immediately prior to the reduction); or

(b)	at any other time, a Lender or Lenders whose participations in the Advances then outstanding aggregate more than 66 2⁄3 per cent. of all the Advances then outstanding.

“Mandatory Cost” means the percentage rate per annum calculated by each Lender and notified to the Facility Agent in accordance with Schedule 6 (Mandatory Cost formula).

“Margin” means 5 per cent. per annum, subject to adjustment in accordance with Clause 8.17 (Adjustment of Margin).

“Market Disruption Event” means:

(a)	at or about noon on the Quotation Day for the relevant Interest Period the Screen Rate is not available and none, or only one, of the Reference Banks supplies a rate to the Facility Agent to determine LIBOR for US dollars for the relevant Interest Period; or

(b)	before close of business in London on the Quotation Day for the relevant Interest Period, the Facility Agent receives notifications from a Lender or Lenders (whose participations in an Advance exceed 35 per cent. of that Advance) that the cost to it or them of funding its participation in that Advance from whatever source it may reasonably select would be in excess of LIBOR.

“Material Adverse Effect” means a material adverse effect on or a material adverse change in:

(a)	the business, financial condition, assets or operations of any Mining Obligor or Material Mining Subsidiary or on the consolidated business, financial condition, assets or operations of the Mechel Mining Group taken as a whole;

(b)	the ability of any Mining Obligor to perform or comply with any of its obligations under any Finance Document;

(c)	subject to the Legal Reservations, the validity, legality or enforceability of any Finance Document or the rights or remedies of any party thereunder;

(d)	the validity, legality or, subject to the Legal Reservations, enforceability of any Security expressed to be created pursuant to any Security Document (other than in respect of the Relevant Borrower Assets or a Replaced Commercial Contract) or on the priority or ranking of any of that Security;

(e)	the ability of any Mining Obligor to perform or comply with any of its material obligations under any Commercial Contract other than in the case of an Assigned Offtake Contract, where that Assigned Offtake Contract is replaced by another Assigned Offtake Contract pursuant to paragraph (h) of Clause 21.22 (Commercial Contracts); or

(f)	subject to the Legal Reservations, the validity, legality or enforceability of any Commercial Contract (or the material rights or material remedies of any party thereunder) other than in the case of an Assigned Offtake Contract, where that Assigned Offtake Contract is replaced by another Assigned Offtake Contract pursuant to paragraph (h) of Clause 21.22 (Commercial Contracts).

“Material Mining Subsidiary” means, at any time:

(a)	the Borrower;

(b)	Yakutugol;

(c)	Bluestone;

(d)	KGOK;

(e)	any Subsidiary of Mechel Mining which has revenues representing 5 per cent. or more of the consolidated revenues of the Mechel Mining Group or has gross assets representing 5 per cent. or more of the gross assets of the Mechel Mining Group calculated in each case on a consolidated basis; or

(f)	a Holding Company of a Subsidiary falling within paragraph (e) above which is itself a Subsidiary of Mechel Mining.

For this purpose:

(a)	subject to paragraph (b) below:

(i)	the contribution of a Subsidiary of Mechel Mining will be determined from its financial statements which were consolidated into the latest audited consolidated financial statements of Mechel Mining; and

(ii)	the financial condition of the Mechel Mining Group will be determined from the latest audited consolidated financial statements of Mechel Mining;

(b)	if a Subsidiary of Mechel Mining becomes a member of the Mechel Mining Group after the date on which the latest audited consolidated financial statements of Mechel Mining were prepared:

(i)	the contribution of the Subsidiary will be determined from its latest audited financial statements; and

(ii)	the financial condition of the Mechel Mining Group will be determined from the latest audited consolidated financial statements of Mechel Mining but adjusted to take into account any subsequent acquisition or disposal of a business or a company (including that Subsidiary); and

(c)	a member of the Mechel Mining Group will remain a Subsidiary until the next audited consolidated financial statements of Mechel Mining show otherwise under paragraph (a) above or the Facility Agent otherwise agrees.

“Maturity Date” means 7 August 2015.

“Maximum Capped Rate” means the maximum LIBOR rate applicable to a Capped Rate Advance, which shall be communicated to the Borrower and the Facility Agent by the Special Rate Agent in the form of a Special Rate Confirmation.

“Maximum Collar Rate” means the maximum LIBOR rate applicable to a Collar Rate Advance, which shall be communicated to the Borrower and the Facility Agent by the Special Rate Agent in the form of a Special Rate Confirmation.

“MCAG” means Mechel Carbon AG, a company existing under the laws of Switzerland, registration number CH-170.3.032.036-7, with its registered address at Oberdorfstrasse 11, CH-6340 Baar, Switzerland.

“MCAG Security and Account Trust Deed” means the agreement dated 6 September 2010 (as amended on or about the Designated Date) and entered into by MCAG, the Facility Agent, the facility agent under the Yakutugol Mining Facility Agreement, the Security Trustee and the Offshore Account Bank in relation to the establishment and operation of the MCAG Trader Collection Account.

“MCAG Trader Collection Account” means the Dollar denominated account No. 165499 USD 2811 01 (and any renewal or redesignation thereof) opened by MCAG and held in MCAG’s name with the Offshore Account Bank for the purposes of collecting payments from any Offtakers under the Assigned Offtake Contracts to which MCAG is a party.

“MCSGP” means Mechel Carbon (Singapore) Pte. Ltd., a company incorporated and existing under the laws of Singapore, registration number 201200426Z, with its registered address at 250 North Bridge Road, #29-04 Raffles City Tower, Singapore 179101.

“MCSGP Security and Account Trust Deed” means the agreement dated on or about the Designated Date and entered into by MCSGP, the Facility Agent, the facility agent under the Yakutugol Mining Facility Agreement, the Security Trustee and the Offshore Account Bank in relation to the establishment and operation of the MCSGP Trader Collection Account.

“MCSGP Trader Collection Account” means the Dollar denominated account No. 165895 USD 2811 01 (and any renewal or redesignation thereof) opened by MCSGP and held in MCSGP’s name with the Offshore Account Bank for the purposes of collecting payments from any Offtakers under the Assigned Offtake Contracts to which MCSGP is a party.

“Mechel” means Mechel OAO, a company incorporated under the laws of the Russian Federation with its registered address at ul. Krasnoarmejskaja, 1, Moscow, 125993, Russian Federation.

“Mechel Group” means Mechel and its Subsidiaries from time to time.

“Mechel Mining” means Mechel Mining OAO, a company incorporated under the laws of the Russian Federation with its registered address at ul. Krasnoarmeyskaya 1, Moscow, 125993, Russian Federation.

“Mechel Mining Compliance Document” means a Compliance Certificate delivered to the Facility Agent with each set of financial statements pursuant to paragraphs (c) and (d) of Clause 18.1 (Financial statements), together with such financial statements.

“Mechel Mining Group” means Mechel Mining and its Subsidiaries from time to time.

“Memorandum of Acknowledgement” means:

(a)	in relation to the Assignment of Export Contracts, a notice of assignment executed by the Borrower and an acknowledgement thereto executed by each Trader, substantially in the form set out, respectively, in schedule 2 (Form of Notice of Assignment) and schedule 3 (Form of Acknowledgement of Assignment) to the Assignment of Export Contracts;

(b)	in relation to each Assignment of Offtake Contracts and an Offtake Contract, a notice of assignment executed by the relevant Trader and the acknowledgement thereto executed by the relevant Offtaker, substantially in the form set out, respectively, in schedule 2 (Form of Notice of Assignment) and schedule 3 (Form of Acknowledgement of Assignment) to each Assignment of Offtake Contracts, or in such other form as may be acceptable to the Facility Agent; and

(c)	in relation to each Assignment of Offtake Contracts and a Letter of Credit, a notice of assignment executed by the relevant Trader and the acknowledgement thereto executed by the relevant L/C Bank, substantially in the form set out in schedule 5 (Form of L/C Notice of Assignment) to each Assignment of Offtake Contracts.

“Mineral Licence” means a licence for the mining and/or extraction of coal or iron ore issued by the Ministry of Natural Resources of the Russian Federation or the Federal Agency for Subsoil Use of the Russian Federation (or a similar Agency, as the case may be), together with any relevant licence agreement.

“Minimum Collar Rate” means the minimum LIBOR rate applicable to a Collar Rate Advance, which shall be communicated to the Borrower and the Facility Agent by the Special Rate Agent in the form of a Special Rate Confirmation.

“Mining Facilities” means the Facility and the facility made available to Yakutugol under the Yakutugol Mining Facility Agreement.

“Mining Obligor” means the Borrower, a Trader or a Guarantor (excluding Mechel).

“MLA Arrangement Fee Letter” means the arrangement fee letter dated on or about the Signing Date between the Borrower and the Facility Agent (on behalf of the Mandated Lead Arrangers) setting out the fees referred to in paragraph (a) of Clause 11 (Fees).

“Month” means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that:

(a)	if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day; and

(b)	if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month.

The above rules will only apply to the last Month of any period.

“Net Borrowings” has the meaning given to it in Clause 19.3 (Definitions).

“Net Equity Disposal Proceeds” has the meaning given to it in Clause 7.9 (Mandatory prepayment – disposal proceeds).

“Net IPO Proceeds” has the meaning given to it Clause 7.4 (Mandatory prepayment – Net IPO Proceeds).

“Net Private Placement Proceeds” has the meaning given to it in 7.10 (Mandatory prepayment – Private Placement proceeds).

“Net Project Borrowings” means, as at any particular time, Project Borrowings minus Cash and Cash Equivalent Investments.

“New Borrower Asset Pledge” means the Russian law governed pledge of certain moveable assets by the Borrower in favour of the Joint & Several Creditor dated on or about the Designated Date.

“New Special Rate Provider” has the meaning given to it in paragraph (a) of Clause 22.8 (Transfers by the Special Rate Providers).

“Non-Consenting Lender” means any Lender which does not agree to a consent, waiver or amendment if:

(a)	the Borrower, through the Facility Agent, has requested a consent, waiver or amendment in relation to any Finance Document;

(b)	under the relevant Finance Document, such consent, waiver or amendment requires the approval of all the Lenders; and

(c)	a Lender or Lenders whose:

(i)	if there are no Advances then outstanding, Commitments aggregate 90 per cent. or more of the Total Commitments (or, if the Total Commitments have been reduced to zero, aggregated 90 per cent. or more of the Total Commitments immediately prior to the reduction); or

(ii)	at any other time, participations in the Advances then outstanding aggregate 90 per cent. or more of all the Advances then outstanding,

have agreed to such consent, waiver or amendment.

“Obligor” means:

(a)	a Mining Obligor; and

(b)	Mechel,

but excluding Mechel if Mechel has been released from its obligations as a Guarantor pursuant to clause 9 (Release) of its Guarantee (and provided such obligations have not subsequently been reinstated pursuant to that Clause).

“Offering” means any sale or issue by way of flotation or public offering or any equivalent circumstances of shares (or any other equity interests) in the share capital (or equivalent) of an entity in any jurisdiction or country which shares (or other equity interests) are at such time or shortly thereafter listed or admitted to trading on a stock exchange.

“Offshore Account Bank” means UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG), London Branch.

“Offtake Contract” means any contract between a Trader as seller and an Offtaker as purchaser for the sale of Products.

“Offtake Contract Cover Ratio” means the ratio calculated in accordance with Schedule 5 (Offtake Contract Cover Ratio).

“Offtaker” means:

(a)	an Approved Offtaker; and

(b)	any other purchaser of the Products that (i) is incorporated in a jurisdiction outside the Russian Federation, (ii) is not a Sanction Person, (iii) is not an Affiliate of Mechel and (iv) is approved by the Facility Agent (such approval not to be unreasonably withheld or delayed), provided that any person described in paragraph (a) or (b) above shall cease to be an “Offtaker” on the occurrence of:

(i)	any of the events or circumstances described in paragraph (b) of Clause 21.8 (Insolvency proceedings) in relation to such person; or

(ii)	any other event or circumstance which in the reasonable opinion of the Facility Agent would have a material adverse effect on the financial prospects of such person or its ability to perform its obligations under the relevant Offtake Contract.

“Original Borrower Asset Pledge” means the Russian law governed pledge of certain moveable assets by the Borrower in favour of the Joint & Several Creditor dated 10 September 2010 (as amended on or about the Designated Date).

“Original Capital Expenditure Report” means the capital expenditure report in respect of the Mechel Mining Group entitled “Investment Program for Mechel Mining OAO 2012-2015” that sets out the Capital Expenditure of the Mechel Mining Group incurred or agreed to be incurred for 2012 and the Capital Expenditure of the Mechel Mining Group projected to be incurred or projected to be agreed to be incurred for 2013, 2014 and 2015.

“Original Coordinators” means ING Bank N.V. and The Royal Bank of Scotland N.V.

“Original Commitments” means the aggregate of the Commitments as at the Designated Date, being US$501,981,997.35.

“Original Export Contract” means:

(a)	contract No. 05-K/A-Of dated 16 August 2010 between the Borrower and MCAG; and

(b)	contract No. 10-C/T-Of dated 16 August 2010 between the Borrower and MCAG.

“Original Financial Statements” means the financial statements of:

(a)	the Borrower for the accounting year ending 31 December 2011, audited and prepared in accordance with RAS;

(b)	KGOK for the accounting year ending 31 December 2011, audited and prepared in accordance with RAS;

(c)	Mechel Mining for the accounting year ending 31 December 2011, audited and prepared in accordance with US GAAP; and

(d)	MCAG for the accounting year ending 31 December 2011, audited and prepared in accordance with Swiss Auditing Standards.

“Original Lender” means a Lender listed in Schedule 1 (The Original Lenders).

“Original Offtake Contract” means:

(a)	contract No. MC-EC-12-01 dated 28 November 2011 between MCAG and Enercom Company Ltd.;

(b)	contract No. MC-EM-12-01 dated 22 December 2011 between MCAG and Erva Sanayi ve Madencilik Ltd.;

(c)	contract No. MC-KA-12-01 dated 22 December 2011 between MCAG and Karbon Aray Enerji Madencilik Nakliye Sanayi ve Ticaret A.S.;

(d)	contract No. MC-DIS/2011 dated 11 October 2011 between MCAG and PJSC “ALCHEVSKKOKS”;

(e)	contract No. 07-12 dated 12 March 2012 between MCAG and Annabelle Limited;

(f)	contract No. MECH-SMI-K9-2012FY dated 18 May 2012 between MCAG and Sumitomo Metals Industries; and

(g)	contract No. MECH-ZAP/2011/01-11/1 dated 24 October 2011 between MCAG and PJSC “Zaporizhcoke”.

“Party” means a party to this Agreement.

“Passport Bank” means ING Bank (Eurasia) ZAO.

“Permitted Acquisition” means an Acquisition by a member of the Mechel Mining Group where:

(a)	such Acquisition is made with the prior consent of the Facility Agent;

(b)	the Total Amount payable in any financial year of the Borrower in respect of that Acquisition, when aggregated with the Total Amount of each other Acquisition made by it and all other members of the Mechel Mining Group, does not exceed:

(i)	in each calendar year during which a Mechel Mining Compliance Document delivered to the Facility Agent in accordance with the terms of this Agreement evidences that the ratio of Mechel Mining’s Net Borrowings to its EBITDA for a Relevant Period is more than 3.0:1.0 but equal to or less than 3.5:1.0 (provided that a Mechel Mining Compliance Document has also been delivered to the Facility Agent which evidences that the ratio of Mechel Mining’s Net Borrowings to its EBITDA for the immediately previous Relevant Period was equal to or less than 3.5:1.0), US$50,000,000;

(ii)	in each calendar year during which a Mechel Mining Compliance Document delivered to the Facility Agent in accordance with the terms of this Agreement evidences that the ratio of Mechel Mining’s Net Borrowings to its EBITDA for a Relevant Period is more than 2.5:1.0 but equal to or less than 3.0:1.0 (provided that a Mechel Mining Compliance Document has also been delivered to the Facility Agent which evidences that the ratio of Mechel Mining’s Net Borrowings to its EBITDA for the immediately previous Relevant Period was equal to or less than 3.0:1.0), US$375,000,000; and

(iii)	in each calendar year during which a Mechel Mining Compliance Document delivered to the Facility Agent in accordance with the terms of this Agreement evidences that the ratio of Mechel Mining’s Net Borrowings to its EBITDA for a Relevant Period is equal to or less than 2.5:1.0 (provided that a Mechel Mining Compliance Document has also been delivered to the Facility Agent which evidences that the ratio of Mechel Mining’s Net Borrowings to its EBITDA for the immediately previous Relevant Period was equal to or less than 2.5:1.0), US$500,000,000 and further provided that immediately after such Acquisition, the ratio of Mechel Mining’s Net Borrowings to its EBITDA is equal to or less than 3.0:1.0;

(c)	such Acquisition is by a member of the Mechel Mining Group of any share or asset sold, leased, transferred or otherwise disposed of by (i) a Mining Obligor in accordance with paragraph (b) of Clause 20.6 (Disposals) or (ii) a member of the Mechel Mining Group (other than a Mining Obligor), provided that (A) the aggregate indirect ownership of the share capital of each member of the Mechel Mining Group remains unchanged as a result of that Acquisition and (B) the Borrower notifies the Facility Agent of such Acquisition not less than 15 Business Days in advance;

(d)	that member of the Mechel Mining Group establishes a new Subsidiary and makes any contribution to the share capital of such Subsidiary;

(e)	that member of the Mechel Mining Group acquires or invests in Cash and Cash Equivalent Investments;

(f)	such Acquisition is of assets of, or shares in, a member of the Mechel Mining Group (other than a Mining Obligor or a Material Mining Subsidiary) in connection with the liquidation of such member of the Mechel Mining Group;

(g)	such Acquisition is a Permitted Acquisition (as defined in the Yakutugol Mining Facility Agreement); or

(h)	such Acquisition is a Designated Transaction,

and provided that, in any case:

(i)	neither an Event of Default under this Agreement nor a Potential Event of Default under Clause 21.2 (Financial covenants) is continuing on the closing date for that Acquisition or would occur as a result of that Acquisition; and

(ii)	if the Total Amount payable in respect of any Acquisition exceeds US$300,000,000, Mechel Mining has obtained an opinion from a reputable investment bank that the value of the assets acquired under such Acquisition is fair for the consideration payable.

“Permitted Capital Expenditure” means:

(a)	where the most recent Mechel Mining Compliance Document delivered under this Agreement evidences that the ratio of Mechel Mining’s Net Borrowings to its EBITDA is equal to or less than 3.0:1.0, any Capital Expenditure incurred or agreed to be incurred by a member of the Mechel Mining Group;

(b)	where the most recent Mechel Mining Compliance Document delivered under this Agreement evidences that the ratio of Mechel Mining’s Net Borrowings to its EBITDA is higher than 3.0:1.0 but equal to or less than 3.5:1.0:

(i)	any investment Capital Expenditure incurred or agreed to be incurred by a member of the Mechel Mining Group where the total aggregate amount of any such Capital Expenditure incurred or agreed to be incurred by all members of the Mechel Mining Group does not exceed the following amounts:

(A)	US$868,000,000 during 2013; and

(B)	US$673,000,000 during 2014,

provided that:

(aa)	if a Mechel Mining Compliance Document delivered to the Facility Agent in respect of a Relevant Period ending 30 June of any financial year evidences that Mechel Mining’s EBITDA for that Relevant Period was less than 90 per cent. of the Designated EBITDA Amount for that Relevant Period, the threshold in paragraphs (A) and (B) above for the financial year immediately following the year in which that Relevant Period ends shall (unless the Facility Agent otherwise agrees) be reduced by 20 per cent; and

(bb)	any threshold in paragraphs (A) and (B) above (if applicable, as adjusted pursuant to paragraph (aa) above) for a financial year shall be increased by the amount of any Equity CAPEX Funds received provided that (1) the aggregate amount of all such increases shall not exceed the aggregate amount of all Equity CAPEX Funds received and (2) any such threshold cannot be increased by more than 20 per cent;

(ii)	any maintenance Capital Expenditure incurred or agreed to be incurred by a member of the Mechel Mining Group where the total aggregate amount of any such Capital Expenditure incurred or agreed to be incurred by all members of the Mechel Mining Group does not exceed:

(A)	US$154,700,000 during 2013; and

(B)	US$135,211,000 during 2014,

or such higher amount as may be agreed by the Facility Agent, provided that, in any case, any such maintenance Capital Expenditure is financed solely by cash generated by the operating activities of any member of the Mechel Mining Group or any Equity CAPEX Funds; or

(c)	any Capital Expenditure incurred or agreed to be incurred by a member of the Mechel Mining Group with the prior consent of the Facility Agent,

provided that:

(i)	for the purposes of the calculations in paragraphs (a) and (b) above only:

(A)	any amounts of Net Project Borrowings shall (without double counting) be subtracted from Mechel Mining’s Net Borrowings; and

(B)	any amounts of EBITDA contributed by such a project referred to in the definition of Project Borrowings shall (without double counting) be subtracted from Mechel Mining’s EBITDA; and

(ii)	in all cases, neither an Event of Default under this Agreement nor a Potential Event of Default under Clause 21.2 (Financial covenants) is continuing on the date such Capital Expenditure is incurred or would occur as a result of that Capital Expenditure.

“Permitted Disposal” means a sale, lease, transfer or other disposal:

(a)	made with the prior consent of the Facility Agent;

(b)	by (A) a Mining Obligor to another Mining Obligor or (B) a Material Mining Subsidiary to another Material Mining Subsidiary or to a Mining Obligor, provided that each such disposal (i) is notified to the Facility Agent 10 Business Days in advance and (ii) could not reasonably be expected to have a Material Adverse Effect;

(c)	by a Mining Obligor or a Material Mining Subsidiary of trading stock in the ordinary course of trading of the disposing entity;

(d)	by a Mining Obligor or a Material Mining Subsidiary of assets in exchange for other assets comparable or superior as to type, value and quality;

(e)	by a Mining Obligor or a Material Mining Subsidiary of assets on arm’s length terms, provided that the proceeds of any such disposal are reinvested in the purchase and installation of replacement assets of that Mining Obligor or that Material Mining Subsidiary or a Mining Obligor;

(f)	by a Mining Obligor or a Material Mining Subsidiary of assets of or shares in a member of the Mechel Mining Group (other than a Material Mining Subsidiary) in connection with the liquidation of such member of the Mechel Mining Group;

(g)	by a Mining Obligor or a Material Mining Subsidiary to a special purpose vehicle where (i) the shares in such special purpose vehicle are wholly directly or indirectly owned by Mechel Mining, (ii) such special purpose vehicle is established and exists primarily to create a joint venture with strategic investors and (iii) such disposal is primarily for the purposes of such joint venture;

(h)	by a Mining Obligor or a Material Mining Subsidiary to a strategic investor of shares (or other equity interests) in a special purpose vehicle referred in paragraph (g) above, provided that such disposal, when aggregated with all other disposals of such shares (or other equity interests), does not dispose of more than 49 per cent. of the shares (or other equity interests) in that special purpose vehicle to other parties who are not members of the Mechel Mining Group;

(i)	by a Mining Obligor or a Material Mining Subsidiary to a strategic investor of shares (or other equity interests) in a member of the Mechel Mining Group where such disposal is primarily for the purposes of a joint venture with that strategic investor, provided that such disposal, when aggregated with all other disposals of such shares (or other equity interests), does not dispose of more than 49 per cent. of the shares (or other equity interests) in that member of the Mechel Mining Group;

(j)	where such sale, transfer or other disposal forms part of an Offering that is subject to the provisions of Clause 7.4 (Mandatory prepayment – Net IPO Proceeds);

(k)	where such sale, transfer or other disposal forms part of the Private Placement that is subject to the provisions of Clause 7.10 (Mandatory prepayment – Private Placement proceeds);

(l)	where such sale, transfer or other disposal is a Designated Transaction; or

(m)	not falling under paragraphs (a) to (l) above, by any member of the Mechel Mining Group of any asset, provided that the book value of that asset, when aggregated with the book value of all other assets sold, leased, transferred or otherwise disposed of by any member of the Mechel Mining Group since the Designated Date does not exceed, at any time, 10 per cent. of Total Consolidated Assets.

“Permitted Dividends” means:

(a)	any dividends declared by Mechel Mining or paid by Mechel Mining, provided that:

(i)	the then most recently delivered Mechel Mining Compliance Document evidences that the ratio of Mechel Mining’s Net Borrowings to its EBITDA is equal to or less than 3.0:1.0; and

(ii)	in respect of any financial year of Mechel Mining, the amount of such dividends when aggregated with the amount of any other such dividends paid or declared in respect of that financial year, does not exceed 75 per cent. of Mechel Mining’s net profit (calculated in accordance with the Applicable Accounting Standards) for that financial year; and

(b)	any dividends declared by the Borrower or paid by the Borrower,

and in each case, provided that neither an Event of Default under this Agreement nor a Potential Event of Default under Clause 21.2 (Financial covenants) is continuing on the date of such declaration or payment or would occur as a result of such declaration or payment.

“Permitted Security” means any Security over shares, fixed assets, moveable assets or receivables of any member of the Mechel Mining Group that secures any Financial Indebtedness incurred by a member of the Mechel Mining Group, provided that, at any time:

(a)	the aggregate book value of the fixed assets or moveable assets (as applicable) of all members of the Mechel Mining Group subject to any Security does not exceed 20 per cent. of the total aggregate book value of all fixed assets or moveable assets (as applicable) of the Mechel Mining Group;

(b)	the aggregate book value of any property, plant and equipment of all members of the Mechel Mining Group subject to Security does not exceed 30 per cent. of the total aggregate book value of all property, plant and equipment (as applicable) of the Mechel Mining Group; and

(c)	the issued share capital of the Borrower is not subject to any Security, other than:

(i)	any Security not exceeding 25 per cent. plus one share of the issued share capital of the Borrower; and

(ii)	any Security then existing over the issued share capital of the Borrower pursuant to the Borrower Share Pledge.

“Permitted Share Redemption” means any reduction, return, purchase, repayment, cancellation or redemption of any shares of Mechel Mining, provided that:

(a)	the then most recently delivered Mechel Mining Compliance Document evidences that the ratio of Mechel Mining’s Net Borrowings to its EBITDA is equal to or less than 3.0:1.0; and

(b)	neither an Event of Default under this Agreement nor a Potential Event of Default under Clause 21.2 (Financial covenants) is continuing on the date of such reduction, return, purchase, repayment, cancellation or redemption or would occur as a result of such reduction, return, purchase, repayment, cancellation or redemption.

“Pledged Borrower Shares” has the meaning given to “Shares” in the Borrower Share Pledge.

“Pledged Shares” means, collectively, the Pledged Borrower Shares and the Pledged Yakutugol Shares.

“Pledged Yakutugol Shares” has the meaning given to “Shares” in the Yakutugol Share Pledge.

“Potential Event of Default” means an Event of Default or any event or circumstance specified in Clause 21 (Events of Default) which would (with the expiry of a remedy period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default.

“Pre-existing Lender” means each Lender listed in Part 1 of Schedule 1 (The Original Lenders).

“Private Placement” means the sale, issue or offering of shares (or other equity interests) in either Mechel Mining or Yakutugol, where such sale, issue or other offering is not public and such shares (or other equity interests) will not be listed or admitted to trading on a stock exchange. For the avoidance of doubt, for the purposes of this Agreement, there shall only be one Private Placement.

“Private Placement Repayment” has the meaning given to it in paragraph (a) of Clause 7.10 (Mandatory Prepayment – Private Placement proceeds).

“Products” means thermal coal, coke or coking coal, products associated with or derived from such products (including anthracite and PCI) and iron ore or any other products acceptable to the Facility Agent.

“Project Borrowings” means any Borrowings for the financing of all or part of the costs of the acquisition, construction or development of any project where:

(a)	the borrower under such financing is established solely for carrying out that project;

(b)	the persons providing such financing have recourse only to the project company and have no recourse to any other member of the Mechel Mining Group (including by way of completion guarantee or similar instrument or offtake agreement on preferential terms); and

(c)	no member of the Mechel Mining Group will provide any funding for the project.

“Projected Capital Expenditure Report” means a Capital Expenditure Report delivered under paragraph (d) of Clause 18.3 (Reports).

“Protected Party” means a Finance Party which is required to make any payment for or on account of Tax in relation to a sum received or receivable (or any sum deemed for the purposes of Tax to be received or receivable) under a Finance Document.

“Qualifying Lender” means a Lender which is situated for tax purposes in the Russian Federation or in a Tax Treaty Jurisdiction.

“Quasi-Security” means any transaction described in paragraph (c) of Clause 20.5 (Negative pledge).

“Quotation Day” means, in relation to any period for which an interest rate is to be determined, two Business Days before the first day of that period unless market practice differs in the London interbank market, in which case the Quotation Day will be determined by the Facility Agent in accordance with market practice in the London interbank market (and if quotations for US dollars for that period would normally be given by leading banks in the London interbank market on more than one day, the Quotation Day will be the last of those days).

“RAS” means the accounting principles and practices specified by the laws of the Russian Federation, consistently applied.

“Rate Change Date” means, in respect of any Special Rate Advance:

(a)	where the relevant Rate Change Event falls under paragraphs (a) to (f) of the definition thereof, the first day of the Interest Period during which the Rate Change Event occurs; and

(b)	where the relevant Rate Change Event falls under paragraph (g) of the definition thereof, the first day of the Interest Period commencing after the Interest Period during which the Rate Change Event occurs.

“Rate Change Event” means:

(a)	the occurrence of any Event of Default described under Clause 21.1 (Non-payment);

(b)	if any other Event of Default has occurred, the delivery by the Special Rate Agent (acting on the instructions of the Special Rate Providers) or by the Facility Agent (acting on the instructions of the Majority Lenders) of a notice to the Borrower to the effect that such other Event of Default is a “Rate Change Event”;

(c)	the failure by either the Facility Agent, the Special Rate Agent or any Special Rate Providers to make the payments, when due, under Clause 8.7 (Interest payments between the Finance Parties for a Special Rate Advance) unless (i) the relevant party’s failure to pay is caused by administrative or technical error and (ii) payment is made within five Business Days of its due date;

(d)	any of the events described in Clause 21.7 (Insolvency) or Clause 21.8 (Insolvency proceedings) occurs in respect of any of the Lenders, the Special Rate Agent or any Special Rate Provider (assuming that references in said Clauses 21.7 and 21.8 to “the Borrower” were to “any Lender, the Special Rate Agent or any Special Rate Provider” and the reference to “RAS” was to “IFRS”);

(e)

the Borrower or the Facility Agent (on behalf of the Lenders) is required to make a Tax Deduction in respect of any Special Rate interest payment, and the Borrower or the Facility Agent (on behalf of the Lenders) does not increase (whether obliged to (pursuant to this Agreement or otherwise) or not) the amount of such payment to an amount which (after making such Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required, provided that, in the case of a Tax Deduction required to be made by the Borrower, it shall not be a Rate Change Event if (i) the amount of the reduction to be made by the Special

Rate Providers under paragraph (b) of Clause 8.10 (Deductions) exceeds the amount of that Tax Deduction; or (ii) the amount of that Tax Deduction exceeds the amount of the reduction to be made by the Special Rate Providers under paragraph (b) of Clause 8.10 (Deductions) and the Borrower makes a payment to the Special Rate Providers under paragraph (c) of Clause 8.10 (Deductions);

(f)	if, as a result of the adoption of, or any change in, any applicable law or any change in the interpretation by any court, tribunal or competent regulatory authority of any applicable law, it becomes unlawful for any Lender, the Special Rate Agent or any Special Rate Provider to perform any absolute or contingent obligation under Clause 8 (Interest); or

(g)	the delivery by the Borrower to the Facility Agent (on behalf of the Lenders) and the Special Rate Agent (on behalf of the Special Rate Providers) of a notice electing that a Rate Change Event should occur in respect of all the Special Rate Advances on the next Interest Payment Date relating to the Special Rate Advances, provided that such notice must have been so delivered at least five Business Days prior to such date and once delivered shall be irrevocable (and, for the avoidance of doubt, can only be given once).

“Reference Banks” means the principal London offices of ING Bank N.V., UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG), Société Générale and Natixis, or such other banks as may be appointed by the Facility Agent in consultation with the Borrower.

“Relevant Advance” means an Advance or part of an Advance which is subject to a Special Rate Request.

“Relevant Amount” has the meaning given to it in paragraph (h)(v)(B) of Clause 8.6 (Special Rate options).

“Relevant Borrower Assets” means up to 20 per cent. of the moveable assets of the Borrower that are expressed to be pledged under the Borrower Asset Pledges.

“Relevant Half-Year” means:

(a)	the period commencing on 1 January and ending on 30 June; or

(b)	the period commencing on 1 July and ending on 31 December.

“Relevant Period” has the meaning given to it in Clause 19.3 (Definitions).

“Relevant Proportion” means, in relation to any Special Rate Advance, the relevant portion of that Advance allocated to a Special Rate Provider under paragraph (h)(v)(E) of Clause 8.6 (Special Rate options).

“Relevant Tax” means any present or future Taxes of any nature now or hereafter imposed by the laws of (a) the Russian Federation, (b) any other jurisdiction from which, or through which, payment under a Finance Document is made by any Borrower, (c) any political subdivision or government agency of the Russian Federation or of any such other jurisdiction or (d) any federation or association of states of which the Russian Federation or any such other jurisdiction is, at the time of such payment, a member.

“Remaining SRP Entitlement” means 75 per cent., being 100 per cent. less the SRP Entitlement of 25 per cent. assigned to ING Bank N.V. as Original Special Rate Provider as at the Signing Date.

“Repayment Date” means the eighth day of the calendar month in which the Grace Period ends and each date falling at consecutive one Month intervals thereafter, with the last such date falling on the Maturity Date.

“Repeating Representations” means:

(a)	each of the representations set out in Clauses 17.1 (Status) to 17.3 (Binding obligations), 17.5 (Non-conflict with other obligations, 17.7 (Governing law and enforcement), 17.9 (Pari passu ranking), 17.12 (No default or Material Adverse Effect), 17.18 (Security) to 17.20 (Commercial Contracts) and 17.23 (Private and commercial acts) of this Agreement; and

(b)	each of the representations described as “Repeating Representations” in each Security Document and each Guarantee.

“Replaced Commercial Contract” has the meaning given to it in Clause 21.22 (Commercial Contracts).

“Replacement Trader” has the meaning given to it in Clause 20.28 (Replacement of a Trader).

“Representative” means any delegate, agent, manager, administrator, nominee, professional advisor, attorney, trustee or custodian.

“Restricted Person” means:

(a)	any person with an interest (direct or indirect) in not less than 5 per cent. of the share capital of Mechel Mining;

(b)	any joint venture, consortium, partnership or similar arrangement of which any person described in paragraph (a) above is a member;

(c)	any Affiliate of any person described in paragraph (a) above; and

(d)	any person owning beneficially and/or legally (directly or indirectly) 20 per cent. or more of the equity interest in, or 20 per cent. or more of whose equity interest is owned beneficially and/or legally (directly or indirectly) by, any person described in paragraph (a) above.

“Retiring Special Rate Provider” has the meaning given to it in paragraph (h) of Clause 8.6 (Special Rate options).

“Rouble”, “rouble” and “RUR” means the lawful currency for the time being of the Russian Federation.

“Russian Insolvency Law” means the Federal Law of the Russian Federation No. 127-FZ of 26 October 2002 “On Insolvency (Bankruptcy)”.

“Russian Obligor” means each of the Borrower, Mechel, Mechel Mining, KGOK and Yakutugol.

“Sanction Country” or “Sanction Person” means a country or a person:

(a)	listed in the annex to, or otherwise subject to the provisions of, the US Executive Order No. 13224 on Blocking Property and Prohibiting Transactions with Persons who Commit, Threaten to Commit, or Support Terrorism, which came into effect on 23 September 2001;

(b)	named as a “specially designated national and blocked Person” on the most current list published by the Office of Foreign Assets Control of the United States Department of the Treasury at its official website or any replacement website or other replacement official publication of such list;

(c)	owned or controlled by, or acting for or on behalf of, any person referred to in paragraph (a) or (b) above; or

(d)	in respect of which the United Nations Security Council has resolved to impose sanctions.

“Screen Rate” means the British Bankers’ Association Interest Settlement Rate for US dollars for the relevant period displayed on the Reuters Screen LIBOR01. If the British Bankers Association ceases to establish such rate, the agreed page is replaced or service ceases to be available, the Facility Agent may specify any replacement entity setting such rates, another page or service displaying the appropriate rate after consultation with the Borrower, the Special Rate Agent and the Majority Lenders.

“Second Mandate Letter” means the mandate letter dated 17 September 2012 between the Borrower and the Lead Banks.

“Security” means a mortgage, charge, pledge, hypothecation, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.

“Security Assets” means the assets subject to the Security created (or purported to be created) under the Security Documents.

“Security Document” means:

(a)	each Assignment;

(b)	each Charge;

(c)	each Share Pledge;

(d)	each Borrower Asset Pledge;

(e)	the Borrower Collection Account Agreement;

(f)	the Amendment to Borrower Collection Account Agreement;

(g)	the MCAG Security and Account Trust Deed;

(h)	the Amendment to MCAG Security and Account Trust Deed;

(i)	the MCSGP Security and Account Trust Deed;

(j)	each Memorandum of Acknowledgement;

(k)	each Designation Schedule; and

(l)	any other security document entered into by an Obligor in favour of any one or more of the Security Trustee, the Security Agent, the Joint & Several Creditor, the Facility Agent or a Lender as security for the obligations of any Obligor under the Finance Documents.

“Security Property” has the meaning given to it in Schedule 8 (Security Agent and Joint & Several Creditor provisions).

“Security Trustee” means UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG), London Branch.

“Share Pledges” means, collectively, the Borrower Share Pledge and the Yakutugol Share Pledge, and a “Share Pledge” means any of those.

“Signing Date” means 6 September 2010.

“Singapore Auditing Standards” means generally accepted accounting principles, standards and practices in Singapore.

“Special Offtake Contract” means an Offtake Contract (a) whose Offtaker is incorporated in Japan or South Korea and (b) that is not an Assigned Offtake Contract.

“Special Rate” means the Fixed Rate, the Capped Rate or the Collar Rate.

“Special Rate Advance” means a Fixed Rate Advance, a Capped Rate Advance or a Collar Rate Advance.

“Special Rate Advance Breakage Costs” means the costs, losses and liabilities calculated in accordance with paragraph (b) of Clause 14.4 (Indemnity to the Special Rate Providers).

“Special Rate Basis” means the Fixed Rate Basis, the Capped Rate Basis or the Collar Rate Basis.

“Special Rate Call” has the meaning given to it in paragraph (g) of Clause 8.6 (Special Rate options).

“Special Rate Commencement Date” means, in relation to a Special Rate Advance, the date agreed in accordance with paragraphs (h) and (i) of Clause 8.6 (Special Rate options), being the date on which interest on that Special Rate Advance commences, in accordance with the provisions of this Agreement, to be calculated by reference to the Special Rate.

“Special Rate Confirmation” means a special rate confirmation substantially in the form set out in Schedule 10 (Form of Special Rate Confirmation).

“Special Rate Expiry Date” means, in relation to a Special Rate Advance (or part thereof), the date agreed in accordance with paragraphs (h) and (i) of Clause 8.6 (Special Rate options).

“Special Rate Funding Period” means, in relation to a Special Rate Advance, the period starting on the Special Rate Commencement Date applicable to that Special Rate Advance and ending on the Special Rate Expiry Date applicable to that Special Rate Advance.

“Special Rate Provider” means:

(a)	each Original Special Rate Provider;

(b)	any Additional Special Rate Provider; and

(c)	any New Special Rate Provider,

which in each case has not ceased to be a Party in accordance with the terms of this Agreement.

“Special Rate Provider Rating” means a rating of BBB+ by Standard & Poor’s or an equivalent rating from an internationally recognised credit rating agency.

“Special Rate Request” means a special rate request from a Borrower substantially in the form set out in Schedule 9 (Form of Special Rate Request).

“Special Rate Terms” has the meaning given to it in paragraph (h)(v) of Clause 8.6 (Special Rate options).

“Spot Offtake Contract” means an Offtake Contract that provides for deliveries of Products for a period of less than six Months.

“SR Partial Prepayment Costs” means the costs, losses and liabilities calculated in accordance with paragraph (d) of Clause 14.4 (Indemnity to the Special Rate Providers).

“SRP Accession Memorandum” means the memorandum entered into by the Borrower and an Additional Special Rate Provider, substantially in the form set out in Schedule 16 (Form of SRP Accession Memorandum).

“SRP Entitlement” means, in relation to:

(a)	ING Bank N.V. as Original Special Rate Provider, 25 per cent. (as adjusted by operation of paragraphs (a) to (c) of Clause 8.6 (Special Rate Options));

(b)	ABN AMRO Bank N.V. as Original Special Rate Provider, the percentage figure agreed and allocated by operation of paragraphs (a) to (c) of Clause 8.6 (Special Rate Options);

(c)	BNP Paribas SA as Original Special Rate Provider, the percentage figure agreed and allocated by operation of paragraphs (a) to (c) of Clause 8.6 (Special Rate Options);

(d)	Closed Joint Stock Company UniCredit Bank as Original Special Rate Provider, the percentage figure agreed and allocated by operation of paragraphs (a) to (c) of Clause 8.6 (Special Rate Options);

(e)	Commerzbank Aktiengesellschaft as Original Special Rate Provider, the percentage figure agreed and allocated by operation of paragraphs (a) to (c) of Clause 8.6 (Special Rate Options);

(f)	Raiffeisen Bank International AG as Original Special Rate Provider, the percentage figure agreed and allocated by operation of paragraphs (a) to (c) of Clause 8.6 (Special Rate Options);

(g)	Société Générale as Original Special Rate Provider, the percentage figure agreed and allocated by operation of paragraphs (a) to (c) of Clause 8.6 (Special Rate Options);

(h)	UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG) as Original Special Rate Provider, the percentage figure agreed and allocated by operation of paragraphs (a) to (c) of Clause 8.6 (Special Rate Options);

(i)	VTB Bank (Austria) AG as Original Special Rate Provider, the percentage figure agreed and allocated by operation of paragraphs (a) to (c) of Clause 8.6 (Special Rate Options);

(j)	VTB Bank (Deutschland) AG as Original Special Rate Provider, the percentage figure agreed and allocated by operation of paragraphs (a) to (c) of Clause 8.6 (Special Rate Options);

(k)	VTB Bank (France) SA as Original Special Rate Provider, the percentage figure agreed and allocated by operation of paragraphs (a) to (c) of Clause 8.6 (Special Rate Options);

(l)	any Additional Special Rate Provider, the percentage agreed and allocated by operation of paragraphs (a) to (c) of Clause 8.6 (Special Rate Options); and

(m)	any New Special Rate Provider, the percentage figure transferred to it under Clause 22.8 (Transfers by the Special Rate Providers),

of the amount of any Relevant Advance requested by the Borrower in a Special Rate Request.

“SRP Entitlement Letter” means an agreement substantially in the form set out in Schedule 13 (Form of SRP Entitlement Letter).

“Steel Facility Agreement” means the term loan facilities agreement dated on or about the Signing Date and made between CMP as borrower, BNP Paribas SA, Closed Joint Stock Company UniCredit Bank, Commerzbank Aktiengesellschaft, HSBC Bank plc, ING Bank N.V., Natixis, OJSC Nordea Bank, Raiffeisen Bank International AG, Société Générale, The Royal Bank of Scotland N.V., UniCredit Bank AG (formerly known as Bayerische Hypo-und Vereinsbank AG), VTB Bank (Austria) AG, VTB Bank (Deutschland) AG and VTB Bank (France) SA as mandated lead arrangers, the Original Lenders (as defined therein), UniCredit Bank AG (formerly known as Bayerische Hypo-und Vereinsbank AG), London Branch as facility agent, security agent and joint & several creditor, the original special rate providers named therein and UniCredit Bank AG (formerly known as Bayerische Hypo-und Vereinsbank AG), Munich Head-Office as special rate agent.

“Subsidiary” means an entity from time to time of which a person has direct or indirect control or owns directly or indirectly more than 50 per cent. of the share capital or similar right of ownership.

“Successful RP Allocation” means that, following the operation of (a) to (c) of Clause 8.6 (Special Rate options), the aggregate percentage amount of each SRP Entitlement is equal to 100 per cent.

“SUNP” means Southern Urals Nickel Plant OAO, a company incorporated under the laws of the Russian Federation with its registered address at Prizavodskaya str., 1, Orsk, Orenburg region, 462424, Russian Federation.

“Surviving Special Rate Provider” has the meaning given to it in paragraph (h) of Clause 8.6 (Special Rate options).

“Swiss Auditing Standards” means the accounting principles and practices specified by the laws of Switzerland.

“Tax” means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

“Tax Credit” means a credit against, relief or remission for, or repayment of any Tax.

“Tax Deduction” means a deduction or withholding for or on account of Relevant Tax from a payment under a Finance Document.

“Tax Payment” means an increased payment made by the Borrower to a Finance Party under Clause 12.2 (Tax gross-up) or a payment under Clause 12.3 (Tax indemnity).

“Tax Treaty Jurisdiction” means a jurisdiction which has a double tax treaty with the Russian Federation (or with the Union of Soviet Socialist Republics, to which the Russian Federation has succeeded), the effect of which is to provide that payment of interest to the relevant Lender by the Borrower may be made free and clear of any deduction for or on account of Tax.

“Term Offtake Contract” means any Offtake Contract that is not a Spot Offtake Contract.

“Total Amount” means, in respect of an Acquisition, the amount which is the sum of:

(a)	the consideration paid or payable in respect of that Acquisition (whether cash, shares or any other form of consideration);

(b)	the maximum amount of liability in respect of any call option, put option or any other similar option arising in connection with such Acquisition;

(c)	if the acquired asset is a company or business, any net Financial Indebtedness remaining in that company or business at the date of acquisition; and

(d)	all associated costs and expenses incurred by any member of the Mechel Mining Group in respect of that Acquisition.

“Total Commitments” means the aggregate of the Original Commitments and any Additional Commitments.

“Total Consolidated Assets” means, at any time and with respect to the Mechel Mining Group, the book value of the total consolidated assets of the Mechel Mining Group as determined by reference to Mechel Mining’s most recent consolidated balance sheet delivered in accordance with paragraph (c) or (d) of Clause 18.1 (Financial statements).

“Trader” means:

(a)	MCAG;

(b)	MCSGP;

(c)	any Replacement Trader; and

(d)	any Additional Trader,

but excluding any company that has ceased to be a Trader in accordance with Clause 20.35 (Release of a Trader).

“Trader Collection Account” means the MCAG Trader Collection Account or the MCSGP Trader Collection Account.

“Transaction Document” means each Finance Document, each Commercial Contract and any other document designated as such by the Facility Agent and the Borrower.

“Transfer Certificate” means a certificate substantially in the form set out in Schedule 4 (Form of Transfer Certificate) or any other form agreed between the Facility Agent and the Borrower.

“Transfer Date” means, in relation to a transfer, the later of:

(a)	the proposed Transfer Date specified in the Transfer Certificate; and

(b)	the date on which the Facility Agent executes the Transfer Certificate.

“Turnover Ratio” has the meaning given to it in Clause 20.24 (Loans and Guarantees).

“Turnover Ratio Report” means a monthly report setting out the information on which the Turnover Ratio for the relevant month was calculated.

“Unpaid Sum” means any sum due and payable but unpaid by the Borrower under the Finance Documents.

“US GAAP” means the United States generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (as amended from time to time).

“Utilisation” means a utilisation of the Facility.

“Utilisation Date” means the date on which any Advance is made or is to be made.

“Utilisation Request” means a notice substantially in the form set out in Schedule 3 (Form of Utilisation Request).

“VAT” means value added tax and any other tax of a similar nature.

“Yakutugol” means OJSHC Yakutugol, a company incorporated under the laws of the Russian Federation with its registered address at Pr. Lenina, 3/1, Nerungri, Respublika Sakha (Yakutia), 678960, Russian Federation.

“Yakutugol Bond Guarantees” means:

(a)	a guarantee issued by Yakutugol in favour of Sberbank of Russia in respect of RUB 1.3 billion in principal amount of bonds issued by Mechel and maturing in 2013; and

(b)	a guarantee issued by Yakutugol in favour of Gazprombank in respect of RUB 5 billion in principal amount of bonds issued by Mechel and maturing in 2018.

“Yakutugol Mining Facility Agreement” means the term loan facilities agreement dated on or about the Signing Date (as amended and restated on or about the Designated Date) and made between Yakutugol as borrower, BNP Paribas SA, Commerzbank Aktiengesellschaft, ING Bank N.V., Natixis, Raiffeisen Bank International AG, Société Générale, UniCredit Bank AG (formerly known as Bayerische Hypo-und Vereinsbank AG), VTB Bank (Austria) AG, VTB Bank (Deutschland) AG and VTB Bank (France) SA as mandated lead arrangers, the Original Lenders (as defined therein), UniCredit Bank AG (formerly known as Bayerische Hypo-und Vereinsbank AG), London Branch as facility agent, security agent and joint & several creditor, the original special rate providers named therein and UniCredit Bank AG (formerly known as Bayerische Hypo-und Vereinsbank AG), Munich Head-Office as special rate agent.

“Yakutugol Share Pledge” means the Russian law governed pledge in respect of certain shares in Yakutugol granted by Mechel Mining in favour of the Joint & Several Creditor dated 10 September 2010 (as amended and restated on or about the Designated Date).

1.2	Construction

(a)	Unless a contrary indication appears, any reference in this Agreement to:

(i)	any “Party” shall be construed so as to include its successors in title, permitted assigns and permitted transferees (including, for the avoidance of doubt in respect of Raiffeisen Bank International AG, any legal successor of Raiffeisen Bank International AG resulting from any de-merger (Spaltung) or merger (Verschmelzung) pursuant to Austrian law);

(ii)	“assets” includes present and future properties, revenues and rights (including present and future receivables generated from the sale of Products) of every description;

(iii)	“indebtedness” includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

(iv)	a “person” includes any person, firm, company, corporation, government, state or agency of a state or any association, trust or partnership (whether or not having separate legal personality) or two or more of the foregoing;

(v)	a “law” includes any law (including common or customary law), statute, constitution, decree, judgment, treaty, regulation, rule, directive, bye-law, rule, guideline, order or any other legislative measure of any government, supranational, republic, political sub-division of any state, local government, government of any republic or political sub-division of any state, agency, statutory or regulatory body or court;

(vi)	a “regulation” includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or regulatory, self-regulatory or of any other authority or organisation;

(vii)	“control” of a person by another means that the other (whether alone or acting in concert with others, whether directly or indirectly and whether by the ownership of share capital, the possession of voting power, contract or otherwise) has the power to appoint and/or remove all or the majority of the members of the board of directors or other governing body of that person or of any other person which controls that person or otherwise controls or has the power to control the affairs and policies of that person or of any other person which controls that person (and “controlling” shall be construed accordingly);

(viii)	a “Transaction Document” or any other agreement or instrument is a reference to that Transaction Document or other agreement or instrument as amended, novated, supplemented, restated or replaced and includes any increase in, extension of or change to any facility made available under that Transaction Document or other agreement or instrument;

(ix)	an “Offtake Contract” or an “Export Contract” includes each and every specification, addendum or similar document that specifies the price of Products to be delivered under that Offtake Contract or that Export Contract and, in relation to a Spot Offtake Contract, each and every counter-offer or acceptance relating to that Spot Offtake Contract;

(x)	a Commercial Contract is “outstanding” if any deliveries or payments remain to be made thereunder;

(xi)	a provision of law is a reference to that provision as amended or re-enacted or replaced; and

(xii)	a time of day is a reference to London time.

(b)	Section, Clause and Schedule headings are for ease of reference only.

(c)	Unless a contrary indication appears, a term used in any other Finance Document or in any notice given under or in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement.

(d)	A Potential Event of Default or an Event of Default is “continuing” if it has not been remedied or waived.

(e)	In this Agreement, the words “include” and “including” shall be deemed to be followed by the words “without limitation” where not so followed.

1.3	Third party rights

A person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

SECTION 2

THE FACILITY

2	The Facility

2.1	The Facility

Subject to the terms of this Agreement, the Lenders make available to the Borrower a US dollar term loan facility in an aggregate amount equal to the Total Commitments.

2.2	Finance Parties’ rights and obligations

(a)	The obligations of each Finance Party under the Finance Documents are several. Failure by a Finance Party to perform its obligations under the Finance Documents does not affect the obligations of any other Party under the Finance Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents.

(b)	Subject as provided in Clause 40 (Joint & Several Creditor), the rights of each Finance Party under or in connection with the Finance Documents are separate and independent rights and any debt arising under the Finance Documents to a Finance Party from the Borrower shall be a separate and independent debt.

(c)	A Finance Party may, except as otherwise stated in the Finance Documents, separately enforce its rights under the Finance Documents. For the avoidance of doubt, any Security created pursuant to any Security Document may only be enforced by the Security Trustee, the Security Agent or the Joint & Several Creditor, as the case may be, acting on the instructions of the Facility Agent.

3	Purpose

3.1	Purpose

The Borrower shall apply all amounts borrowed by it under the Facility towards:

(a)	the refinancing of amounts outstanding under the Existing Facilities and repayment of other corporate debt; and

(b)	any repayment required under Clause 6.2 (Excess Utilisation Repayment).

3.2	Monitoring

No Finance Party is bound to monitor or verify the application of any amount borrowed pursuant to this Agreement.

4	Conditions of Utilisation

4.1	Initial conditions precedent

The Borrower may not deliver a Utilisation Request unless the Facility Agent has received, on or before the date falling 15 Business Days after the Signing Date (or such later date as the Facility Agent may agree (in its sole discretion)), all of the documents and other evidence listed in Part A (Conditions precedent) of Schedule 2 (Conditions precedent/subsequent) in form and substance reasonably satisfactory to the Facility Agent (acting on the instructions of the Majority Lenders). The Facility Agent shall notify the Borrower and the Lenders promptly upon being so satisfied.

4.2	Further conditions precedent

(a)	The Lenders will only be obliged to comply with Clause 5.4 (Lenders’ participation) if on the date of a Utilisation Request and on the proposed Utilisation Date:

(i)	no Potential Event of Default is continuing or would result from the proposed Advance; and

(ii)	the Repeating Representations are true in all material respects.

(b)	The Lenders will only be obliged to comply with Clause 5.4 (Lenders’ participation) if on the date of a Utilisation Request the Facility Agent has received evidence in form and substance satisfactory to the Facility Agent that Yakutugol has delivered to the facility agent under the Yakutugol Mining Facility Agreement a utilisation request in respect of that facility to utilise all the available facility thereunder.

SECTION 3

UTILISATION

5	Utilisation

5.1	Delivery of a Utilisation Request

The Borrower may utilise the Facility by delivery to the Facility Agent of a duly completed Utilisation Request not later than 10:00 a.m. on the day falling three Business Days before the Utilisation Date.

5.2	Completion of a Utilisation Request

(a)	Each Utilisation Request is irrevocable and will not be regarded as having been duly completed unless:

(i)	it specifies that the Utilisation shall be paid to the relevant account held with the Passport Bank; and

(ii)	the proposed Utilisation Date is a Business Day within an Availability Period.

(b)	Any Commitment (other than any Additional Commitment) which is not drawn at the end of the Availability Period referred to in paragraph (b) of the definition thereof shall be cancelled.

(c)	Any Additional Commitment which is not drawn at the end of the Availability Period referred to in paragraph (c) of the definition thereof shall be cancelled.

(d)	Only three Utilisations under the Facility are permitted.

5.3	Currency and amount

(a)	The currency specified in any Utilisation Request must be US dollars.

(b)	The amount of the requested Advance shall be:

(i)	in respect of the first Utilisation of the Facility, equal to the Total Commitments on the Signing Date;

(ii)	in respect of the second Utilisation of the Facility, equal to the Available Facility; and

(iii)	in respect of any Utilisation of the Facility that relates to Additional Commitments, equal to the amount of the relevant Additional Commitments.

5.4	Lenders’ participation

(a)	If the conditions set out in this Agreement have been met, each Lender shall make its participation in each Advance available by the Utilisation Date through its Facility Office.

(b)	The amount of each Lender’s participation in any Advance will be equal to the proportion that its Available Commitment bears to the Available Facility immediately prior to making the Advance. For the avoidance of doubt, only Lenders that are Additional Lenders shall participate in the third Utilisation (if any) under this Agreement.

(c)	The Facility Agent shall notify each Lender of the amount of its participation in an Advance not later than 5:00p.m. on the day falling three Business Days before the Utilisation Date.

(d)	No Additional Commitments may be provided after the last day of the Accession Period.

SECTION 4

REPAYMENT, FACILITY ACCOUNTS, PREPAYMENT AND CANCELLATION

6	Repayment

6.1	Repayment of the Advance

Subject to Clause 6.2 (Excess Utilisation Repayment) below, the Borrower shall repay the Advances in full in 21 equal instalments on each Repayment Date.

6.2	Excess Utilisation Repayment

(a)	In this Clause 6.2:

“Excess Utilisation Amount” means:

(i)	if no Excess Utilisation Payment has previously been made pursuant to this Clause 6.2, the positive amount by which, immediately following the relevant Utilisation, the aggregate outstanding amount of the Advances exceeds US$515,555,556.26 (being the aggregate amount of the Advances outstanding on 7 November 2012); or

(ii)	if an Excess Utilisation Payment has previously been made pursuant to this Clause 6.2 in an amount calculated under paragraph (i) above, an amount equal to the amount of the relevant Utilisation.

“Excess Utilisation Payment” means a repayment made by the Borrower pursuant to this Clause 6.2.

(b)	The Borrower shall promptly, and in any event within 5 Business Days after any Utilisation occurring on or after the Designated Date, make an Excess Utilisation Repayment equal to 50% of the relevant Excess Utilisation Amount.

(c)	Each Excess Utilisation Payment shall be applied in repayment of each Pre-existing Lender’s participation in the Advances, pro rata to the proportion that Pre-existing Lender’s participation bears to the aggregate amount of all participations of Preexisting Lenders on that date. For the avoidance of doubt, a Lender that is not a Preexisting Lender shall not receive any repayment under this Clause 6.2.

(d)	Each Excess Utilisation Payment shall reduce all repayment instalments required to be made under Clause 6.1 (Repayment of the Advance) on a pro rata basis.

7	Prepayment and cancellation

7.1	Illegality

If it becomes unlawful in any applicable jurisdiction for a Lender to perform any of its obligations as contemplated by this Agreement or to fund or maintain its participation in any Advance:

(a)	that Lender shall promptly notify the Facility Agent upon becoming aware of that event;

(b)	upon the Facility Agent notifying the Borrower, the Commitment of that Lender will be immediately cancelled; and

(c)	the Borrower shall repay that Lender’s participation in the Advances on the Interest Payment Date occurring immediately after the Facility Agent has notified the Borrower or, if earlier, the date specified by the Lender in the notice delivered to the Facility Agent (being no earlier than the last day of any applicable grace period permitted by law).

7.2	Voluntary cancellation

The Borrower may, if it gives the Facility Agent not less than 10 Business Days’ prior notice (or such shorter period as the Facility Agent may in its sole discretion agree) cancel the whole or any part (being a minimum of US$100,000,000 or any multiple thereof) of the Available Facility.

7.3	Voluntary prepayment of Advances

(a)	Subject to paragraph (b) below, the Borrower may, if it gives the Facility Agent not less than 10 Business Days’ prior notice, prepay the Facility in full or in part.

(b)	If any prepayment under paragraph (a) above is to be made:

(i)	in full, such prepayment can only be made if the other Mining Facility is also to be prepaid in full on the same day as such prepayment; or

(ii)	in part, such prepayment can only be made if the other Mining Facility is also to be partially prepaid on the same day as such prepayment. A partial prepayment of a Mining Facility can only be made for an amount that, when taken as a proportion of the aggregate amount of all partial prepayments of the Mining Facilities to be made on that day, is equal to the proportion that the outstanding amounts under such Mining Facility immediately before all such prepayments bore to the aggregate amounts outstanding under all Mining Facilities immediately before all such prepayments.

7.4	Mandatory prepayment – Net IPO Proceeds

(a)	In this Clause 7.4:

“IPO Repayment” means any repayment or prepayment pursuant to paragraph (b) below.

“Net IPO Proceeds” means the cash or cash equivalent proceeds (including, when received, the cash or cash equivalent proceeds of any deferred consideration) received in connection with an IPO, after deducting:

(i)	any fees, costs and expenses which are incurred (whether or not such amounts have become due and payable) in connection with the relevant Offering to persons who are not members of the Mechel Mining Group; and

(ii)	any Tax incurred (whether or not such amounts have become due and payable) in connection with the relevant Offering by any member of the Mechel Mining Group on the basis of existing rates and taking into account any available credit, deduction or allowance.

(b)	The Borrower shall ensure that, on the date that is the later to occur of:

(i)	the Interest Payment Date falling immediately after the date of receipt of any Net IPO Proceeds; or

(ii)	the date which is five Business Days after the date of receipt of any Net IPO Proceeds,

such Net IPO Proceeds are applied in repayment and/or prepayment of any Financial Indebtedness of the Mechel Mining Group owing to creditors that are not members of the Mechel Mining Group, in the amount described in paragraph (c) below.

(c)	The amount of Net IPO Proceeds required to be applied in repayment and/or prepayment under paragraph (b) above are:

(i)	prior to the delivery of the Mechel Mining Compliance Document in respect of Mechel Mining’s 2012 financial year, all Net IPO Proceeds or, if less, the Deleveraging Amount set out in a Deleveraging Report that has been delivered to the Facility Agent; and

(ii)	following the delivery of the Mechel Mining Compliance Document in respect of Mechel Mining’s 2012 financial year, all Net IPO Proceeds or, if less, an amount such that, after taking account of such repayment and/or prepayment, the ratio of Mechel Mining’s Net Borrowings on that date to EBITDA for the then most recently ended Relevant Period is equal to or less than 3.0:1.0.

(d)	In the event that:

(i)	a repayment or prepayment of Net IPO Proceeds has been made pursuant to this Clause in an amount set out in a Deleveraging Report; and

(ii)	the Mechel Mining Compliance Document in respect of Mechel Mining’s 2012 financial year delivered in accordance with this Agreement evidences that the ratio of Mechel Mining’s Net Borrowings to EBITDA is higher than 3.0:1.0, then the Borrower must ensure that an amount equal to the difference between the Deleveraging Amount and the relevant Net IPO Proceeds is applied in repayment and/or prepayment of any Financial Indebtedness of the Mechel Mining Group owing to creditors that are not members of the Mechel Mining Group within 2 Business Days, provided that such amount of the difference need not be so applied to the extent that, after such application, the ratio of Mechel Mining’s Net Borrowings to EBITDA for the then most recently ended Relevant Period would be less than 3.0:1.0.

(e)	The Borrower shall promptly notify, and provide full details to, the Facility Agent of (i) any receipt by a member of the Mechel Mining Group (or its Affiliates) of any Net IPO Proceeds, (ii) any IPO Repayment made and (iii) the computations by which the amount of any such IPO Repayment was calculated.

(f)	Mechel Mining and/or any member of the Mechel Mining Group (as the case may be) shall have complete discretion as to which Financial Indebtedness of the Mechel Mining Group any IPO Repayment is to be applied against.

(g)	This Clause 7.4 is without prejudice to paragraph (b) of Clause 7.5 Mandatory prepayment – change of control, disposals).

(h)	In the event that the Mechel Mining Compliance Document in respect of Mechel Mining’s 2012 financial year or any Relevant Period thereafter has been delivered to the Facility Agent in accordance with the terms of this Agreement and evidences that the ratio of Mechel Mining’s Net Borrowings to EBITDA for the then most recently ended Relevant Period is equal to or less than 3.0:1.0, this Clause 7.4 shall cease to apply for the immediately following Relevant Period.

7.5	Mandatory prepayment – change of control, disposals

(a)	In this Clause 7.5, a “Mandatory Prepayment Event” means any of the following events or circumstances:

(i)	Change of control

Any person or group of persons Acting In Concert, directly or indirectly or through one or more intermediaries, acquires beneficial or legal ownership over more than 40 per cent. of the voting share capital or obtains control of Mechel Mining, where such person or group of persons Acting In Concert did not directly or indirectly control Mechel Mining prior to such acquisition.

For the purposes of this Clause 7.5(a)(i) “Acting In Concert” means a group of persons who, pursuant to an agreement or understanding (whether formal or informal), actively co-operate, through the acquisition by any of them, either directly or indirectly, of shares or participatory interests in the relevant entity, to acquire beneficial or legal ownership or to obtain control of the relevant entity.

(ii)	Disposals

A sale, lease, transfer or other disposal of an asset by a member of the Mechel Mining Group to a person that is not a member of the Mechel Mining Group with a book value of, when aggregated with the book value of any other assets sold, leased, transferred or otherwise disposed of since the Signing Date by that member or any other member of the Mechel Mining Group to a person that is not a member of the Mechel Mining Group, 60 per cent. of the Total Consolidated Assets.

(b)	If there is a Mandatory Prepayment Event:

(i)	the Borrower shall promptly notify the Facility Agent upon becoming aware of that event;

(ii)	the Lenders shall not be obliged to fund an Advance; and

(iii)	if the Majority Lenders so require, the Facility Agent shall, by not less than five Business Days’ notice to the Borrower, cancel the Total Commitments and declare all outstanding Advances, together with accrued interest, and all other amounts accrued under the Finance Documents immediately due and payable, whereupon the Total Commitments will be cancelled and all such outstanding amounts will become immediately due and payable.

7.6	Right of repayment and cancellation in relation to a single Lender

(a)	If:

(i)	any sum payable to any Lender by the Borrower is required to be increased under paragraph (c) of Clause 12.2 (Tax gross-up);

(ii)	any Lender claims indemnification from the Borrower under Clause 12.3 (Tax indemnity) or Clause 13.1 (Increased Costs); or

(iii)	any Lender becomes a Non-Consenting Lender,

the Borrower may (in the case of paragraphs (i) and (ii) above, whilst the circumstance giving rise to the requirement for that increase or indemnification continues or, in the case of paragraph (iii) above, no later than 30 days after the earlier of (A) the date the Non-Consenting Lender notified the Facility Agent of its refusal to agree to the relevant consent, waiver or amendment and (B) the deadline (being not less than 21 Business Days after the Lender received the request for the relevant consent, waiver or amendment) by which the Non-Consenting Lender failed to reply to that request) give the Facility Agent notice of cancellation of the Commitment of that Lender and its intention to procure the repayment of that Lender’s participation in the Advances.

(b)	On receipt of a notice of cancellation referred to in paragraph (a) above, the Commitment of that Lender shall immediately be reduced to zero.

(c)	On the Interest Payment Date immediately following the date on which the Borrower has given notice of cancellation under paragraph (a) above (or, if earlier, the date specified by the Borrower in that notice), the Borrower shall repay that Lender’s participation in the Advances.

7.7	Restrictions

(a)	Any notice of cancellation or prepayment given by any Party under this Clause (a) shall be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant cancellation or prepayment is to be made and the amount of that cancellation or prepayment.

(b)	Any prepayment under this Agreement shall be made together with accrued interest on the amount prepaid, payment of any Break Costs, but (except as provided in Clause 14.4 (Indemnity to the Special Rate Providers)) otherwise without premium or penalty.

(c)	The Borrower may not reborrow any part of the Facility which is prepaid or repaid.

(d)	The Borrower shall not repay or prepay all or any part of the Advances or cancel all or any part of the Commitments except at the times and in the manner expressly provided for in this Agreement.

(e)	No amount of the Commitments cancelled under this Agreement may be subsequently reinstated.

(f)	If the Facility Agent receives a notice under this Clause (a) it shall promptly forward a copy of that notice to either the Borrower or the affected Lender, as appropriate.

(g)	Any partial prepayment of an Advance shall be applied to the outstanding principal instalments of the relevant Facility in the inverse order of their maturity.

7.8	Right of cancellation in relation to a Defaulting Lender

(a)	If any Lender becomes a Defaulting Lender, the Borrower may, at any time whilst the Lender continues to be a Defaulting Lender, give the Facility Agent 10 Business Days’ notice of cancellation of each undrawn Commitment of that Lender.

(b)	On the notice referred to in paragraph (a) above becoming effective, each undrawn Commitment of the Defaulting Lender shall immediately be reduced to zero.

(c)	The Facility Agent shall as soon as practicable after receipt of a notice referred to in paragraph (a) above, notify all the Lenders.

7.9	Mandatory prepayment – disposal proceeds

(a)	In this Clause 7.9:

“Equity Disposal” means a Permitted Disposal (including where such disposal is made by an Affiliate of a member of the Mechel Mining Group) of shares or other equity interests in a member of the Mechel Mining Group under paragraphs (h), (i) or (m) of the definition thereof.

“Disposal Repayment” means any repayment or prepayment pursuant to paragraph (d) below.

“Net Equity Disposal Proceeds” means the cash or cash equivalent proceeds (including, when received, the cash or cash equivalent proceeds of any deferred consideration) received in connection with an Equity Disposal, after deducting:

(i)	any fees, costs and expenses which are incurred (whether or not such amounts have become due and payable) in connection with the relevant Equity Disposal to persons who are not members of the Mechel Mining Group; and

(ii)	any Tax incurred (whether or not such amounts have become due and payable) in connection with the relevant Equity Disposal by any member of the Mechel Mining Group on the basis of existing rates and taking into account any available credit, deduction or allowance.

(b)	The Borrower shall promptly notify, and provide full details to, the Facility Agent of any Equity Disposal.

(c)	Together with a notification of a Equity Disposal under paragraph (b) above, the Borrower may request that paragraph (d) below does not apply to that Equity Disposal.

(d)	If, on or before the date falling 20 Business Days after a request under paragraph (c) above, the Facility Agent has notified the Borrower that the Majority Lenders have rejected (in their sole discretion) such request, the Borrower shall ensure that 25 per cent. of the Net Equity Disposal Proceeds are promptly (or promptly upon receipt, as the case may be) applied in repayment and/or prepayment of any Financial Indebtedness of the Mechel Mining Group owing to creditors that are not members of the Mechel Mining Group.

(e)	If the Facility Agent gives no notification to the Borrower under the terms of paragraph (d) above, then the Borrower shall not be required to apply the relevant Net Equity Disposal Proceeds in repayment and/or prepayment of Financial Indebtedness.

(f)	The Borrower shall promptly notify, and provide full details to, the Facility Agent of (i) any Disposal Repayment made and (ii) the computations by which the amount of any such Disposal Repayment was calculated.

(g)	Mechel Mining and/or any member of the Mechel Mining Group (as the case may be) shall have complete discretion as to which Financial Indebtedness of the Mechel Mining Group any Disposal Repayment is to be applied against.

(h)	This Clause 7.9 is without prejudice to Clause 7.5 (Mandatory prepayment – change of control, disposals).

(i)

In the event that the Mechel Mining Compliance Document in respect of Mechel Mining’s 2012 financial year or any Relevant Period thereafter has been delivered to the Facility Agent in accordance with the terms of this Agreement and evidences that the ratio of Mechel Mining’s Net Borrowings to EBITDA for the then most recently ended Relevant Period is equal to or less than 3.0:1.0, this Clause 7.9 shall cease to apply for the immediately following Relevant Period.

7.10	Mandatory prepayment – Private Placement proceeds

(a)	In this Clause 7.10:

“Private Placement Repayment” means any repayment or prepayment pursuant to paragraph (c) below.

“Net Private Placement Proceeds” means the cash or cash equivalent proceeds (including, when received, the cash or cash equivalent proceeds of any deferred consideration) received in connection with the Private Placement, after deducting:

(i)	any fees, costs and expenses which are incurred (whether or not such amounts have become due and payable) in connection with the relevant Private Placement to persons who are not members of the Mechel Mining Group; and

(ii)	any Tax incurred (whether or not such amounts have become due and payable) in connection with the relevant Private Placement by any member of the Mechel Mining Group on the basis of existing rates and taking into account any available credit, deduction or allowance.

(b)	The Borrower shall promptly notify the Facility Agent of all relevant details of the Private Placement, and shall promptly notify, and provide full details to, the Facility Agent of any Net Private Placement Proceeds received.

(c)	On any date:

(i)	prior to the delivery of the Mechel Mining Compliance Document in respect of Mechel Mining’s 2012 financial year; or

(ii)	following the delivery of the Mechel Mining Compliance Document in respect of the 2012 financial year, if the ratio of Mechel Mining’s Net Borrowings on that date to EBITDA for the then most recently ended Relevant Period is greater than 3.0:1.0, the Borrower shall ensure that Net Private Placement Proceeds received on that date are promptly applied in repayment and/or prepayment of any Financial Indebtedness of the Mechel Mining Group owing to creditors that are not members of the Mechel Mining Group, in the amount described in paragraph (d) below.

(d)	The amount of Net Private Placement Proceeds required to be applied in repayment and/or prepayment under paragraph (c) above are:

(i)	in the case of paragraph (c)(i) above, all Net Private Placement Proceeds received on that date or, if less, the Deleveraging Amount set out in a Deleveraging Report that has been delivered to the Facility Agent; and

(ii)	in the case of paragraph (c)(ii) above, all Net Private Placement Proceeds received on that date or, if less, an amount such that, after taking account of such repayment and/or prepayment, the ratio of Mechel Mining’s Net Borrowings on that date to EBITDA for the then most recently ended Relevant Period is equal to or less than 3.0:1.0.

(e)	In the event that:

(i)	a repayment or prepayment of Net Private Placement Proceeds has been made pursuant to this Clause in an amount set out in a Deleveraging Report; and

(ii)	the Mechel Mining Compliance Document in respect of Mechel Mining’s 2012 financial year delivered in accordance with this Agreement evidences that the ratio of Mechel Mining’s Net Borrowings to EBITDA is higher than 3.0:1.0, then the Borrower must ensure that an amount equal to the difference between the Deleveraging Amount and the relevant Net Private Placement Proceeds is applied in repayment and/or prepayment of any Financial Indebtedness of the Mechel Mining Group owing to creditors that are not members of the Mechel Mining Group within 2 Business Days, provided that such amount of the difference need not be so applied to the extent that, after such application, the ratio of Mechel Mining’s Net Borrowings to EBITDA for the then most recently ended Relevant Period would be less than 3.0:1.0.

(f)	In the event a repayment and/or prepayment is made pursuant to this Clause prior to delivery of the Mechel Mining Compliance Document in respect of Mechel Mining’s 2012 financial year, the Borrower shall procure that, until 30 June 2013, the ratio of Mechel Mining’s Net Borrowings at any time to its EBITDA for the then most recently ended Relevant Period shall not exceed the ratio existing immediately after such repayment and/or prepayment.

(g)	The Borrower shall promptly notify, and provide full details to, the Facility Agent of (i) any Private Placement Repayment made and (ii) the computations by which the amount of any such Private Placement Repayment was calculated.

(h)	Mechel Mining and/or any member of the Mechel Mining Group (as the case may be) shall have complete discretion as to which Financial Indebtedness of the Mechel Mining Group any Private Placement Repayment is to be applied against.

(i)	This Clause 7.10 is without prejudice to Clause 7.5 (Mandatory prepayment – change of control, disposals).

(j)	In the event that the Mechel Mining Compliance Document in respect of Mechel Mining’s 2012 financial year or any Relevant Period thereafter has been delivered to the Facility Agent in accordance with the terms of this Agreement and evidences that the ratio of Mechel Mining’s Net Borrowings to EBITDA for the then most recently ended Relevant Period is equal to or less than 3.0:1.0, this Clause 7.10 (other than paragraph (f) above) shall cease to apply for the immediately following Relevant Period.

SECTION 5

COSTS OF UTILISATION

8	Interest

8.1	Calculation of interest

The rate of interest on each Advance for each Interest Period is the percentage rate per annum which is the aggregate of the applicable:

(a)	Margin; and

(b)	Base Rate.

For the avoidance of doubt, where the Base Rate is a Special Rate, such Base Rate will be adjusted to LIBOR as of the Rate Change Date if a Rate Change Event occurs, and substituted and adjusted in accordance with paragraph (f) of Clause 8.7 (Interest payments between the Finance Parties for a Special Rate Advance) if a Market Disruption Event occurs.

8.2	Mandatory Costs

On each occasion when interest is payable hereunder, the Borrower shall pay to each Lender the Mandatory Costs (if any) incurred by it in relation to its Commitment or its participation in any Advance.

8.3	Payment of interest

The Borrower shall pay accrued interest on each Advance on each Interest Payment Date.

8.4	Default interest

(a)	If the Borrower fails to pay any amount payable by it under a Finance Document on its due date, interest shall accrue on the overdue amount from the due date up to the date of actual payment (both before and after judgment) at a rate which is the sum of 2 per cent. and the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted an Advance (assuming the Base Rate is LIBOR) for successive Interest Periods, each of a duration selected by the Facility Agent (acting reasonably). Any interest accruing under this Clause 8.4 shall be immediately payable by the Borrower on demand by the Facility Agent.

(b)	Default interest (if unpaid) arising on an overdue amount will be compounded with the overdue amount at the end of each Interest Period applicable to that overdue amount but will remain immediately due and payable.

(c)	If the Special Rate Agent or a Special Rate Provider fails to pay any amount payable by it under this Clause 8 on its due date, interest shall accrue on the overdue amount from the due date up to the date that the Borrower is required to make a payment equal to that amount under Clause 8.11 (Make-whole) (both before and after judgment) at a rate which is the sum of 1 per cent. and LIBOR for a period of one Month (starting on a date reasonably selected by the Facility Agent).

8.5	Notification of rates of interest

The Facility Agent shall promptly notify the relevant Lenders, the Special Rate Agent, each Special Rate Provider and the Borrower of the determination of a rate of interest (including the determination of LIBOR but excluding any Special Rate notified to the relevant Parties by the Special Rate Agent under Clause 8.6 (Special Rate options)) under this Agreement.

8.6	Special Rate options

(a)	To ensure Successful RP Allocation as at the date of the first Special Rate Request delivered under paragraph (e) below, the Borrower may (but shall not be required to), in consultation with the Special Rate Agent, enter into discussions with the Special Rate Providers with a view to allocating the Remaining SRP Entitlement amongst such Special Rate Providers. Such allocation shall be made in accordance with the conditions and procedure set out in paragraphs (b) and (c) below. The Borrower may make such allocation in its sole discretion, provided that no Special Rate Provider shall have any obligation to accept any Remaining SRP Entitlement. For the avoidance of doubt, Successful RP Allocation may only occur once and, prior to the occurrence of Successful RP Allocation, no Special Rate Request may be delivered by the Borrower under paragraph (e) below.

(b)	Following the discussions held under paragraph (a) above, the Borrower shall deliver to the Facility Agent (with a copy to the Special Rate Agent) a duly completed and executed SRP Entitlement Letter specifying each Special Rate Provider’s SRP Entitlement percentage figure and countersigned by each Special Rate Provider.

(c)	A Special Rate Provider shall have a SRP Entitlement under this Agreement equal to that specified in the SRP Entitlement Letter as at the date the Facility Agent receives such duly completed SRP Entitlement Letter from the Borrower.

(d)	The Lenders hereby authorise the Facility Agent at any time to apply a Special Rate with respect to any Advance (or any part thereof) in accordance with (and subject to) the provisions of this Clause 8. Each Party agrees that its rights and obligations with respect to the interest payable on a Special Rate Advance shall be governed by this Clause 8.

(e)	At any time following Successful RP Allocation, the Borrower may (but shall not be required to) deliver a duly completed Special Rate Request with respect to any Advance (or part thereof) to the Facility Agent and to the Special Rate Agent. A Special Rate Request so served by the Borrower is irrevocable and will not be considered to be duly completed unless it specifies: (i) whether it is requesting a fixed rate, a capped rate or collar rate for the Relevant Advance; (ii) if such request is in respect of part of an Advance only, the amount of the Relevant Advance; and (iii) the proposed Special Rate Expiry Date (which shall be an Interest Payment Date) for that Relevant Advance.

(f)	The Facility Agent shall promptly deliver a copy of that Special Rate Request to the Lenders. The Special Rate Agent shall promptly deliver a copy of that Special Rate Request to the Special Rate Providers.

(g)	Between 10:00 am and 3:00 pm on a day falling no later than two Business Days after delivery by the Borrower of a Special Rate Request in accordance with paragraph (e) above, the Special Rate Providers and the Special Rate Agent shall, together, telephone the Borrower (such telephone call, the “Special Rate Call”).

(h)	During a Special Rate Call:

(i)	each Special Rate Provider shall, independently and without prior consultation with any other Special Rate Provider, notify the Special Rate Agent of its proposed Special Rate for the Relevant Advance (a “Special Rate Proposal”);

(ii)	the Special Rate Agent shall notify the Borrower and the Special Rate Providers of the lowest Special Rate proposed by a Special Rate Provider in a Special Rate Proposal (the “Lowest Proposed Special Rate”);

(iii)	each Special Rate Provider shall inform the Special Rate Agent as to whether it wishes to accept the Lowest Proposed Special Rate for its SRP Entitlement of such Relevant Advance and if any Special Rate Provider (a “Retiring Special Rate Provider”) does not wish to accept the Lowest Proposed Special Rate for its SRP Entitlement of such Relevant Advance:

(A)	the SRP Entitlement of that Retiring Special Rate Provider (in respect of such Relevant Advance only) shall be transferred to each other Special Rate Provider (a “Surviving Special Rate Provider”) pro rata to their SRP Entitlements (disregarding the SRP Entitlement of that Retiring Special Rate Provider), and the SRP Entitlement of each such Surviving Special Rate Provider shall be increased proportionately (in respect of such Relevant Advance only) so that they aggregate to 100 per cent; provided, however, that if (1) a Surviving Special Rate Provider is unable to accept a greater percentage than its original SRP Entitlement, then the other Surviving Special Rate Providers may, in their discretion, agree to divide all (or part) of that Retiring Special Rate Provider’s SRP Entitlement (in respect of such Relevant Advance only) among themselves or (2) the Surviving Special Rate Providers are not able to accept all (or part) of the Retiring Special Rate Provider’s SRP Entitlement (in respect of such Relevant Advance only), then the amount of the Relevant Advance requested in the applicable Special Rate Request shall be reduced by an amount equal to that Retiring Special Rate Provider’s SRP Entitlement which has not been accepted by the Special Rate Providers;

(B)	the SRP Entitlement of that Retiring Special Rate Provider in respect of such Relevant Advance shall be reduced to zero; and

(C)	that Retiring Special Rate Provider shall have no rights or obligations in respect of, or be a Special Rate Provider for purposes of, such Relevant Advance under this Clause 8;

(iv)	If the Special Rate Agent notifies the Borrower that no Special Rate Provider is able to make funding arrangements in relation to a Relevant Advance, by reference to a proposed Special Rate, the relevant Special Rate Request shall be deemed to be withdrawn and the Special Rate Agent shall advise the Facility Agent accordingly, and the Base Rate applicable to that Advance (or part thereof) shall be LIBOR for the purposes of Clause 8.1 (Calculation of interest).

(v)	following the allocations in paragraph (h)(iii) above, the Special Rate Agent (acting on the instructions of all the Special Rate Providers and subject to normal market conditions) shall offer (on behalf of the Special Rate Providers) to the Borrower:

(A)	the proposed Special Rate (which shall equal the Lowest Proposed Special Rate);

(B)	the amount of the Relevant Advance as adjusted (if applicable) and in respect of which the proposed Special Rate has been accepted by each participating Special Rate Provider under paragraph (h)(iii) above (the “Relevant Amount”);

(C)	the Special Rate Commencement Date (which shall be a Utilisation Date or an Interest Payment Date (as applicable));

(D)	the Special Rate Expiry Date (which shall be an Interest Payment Date); and

(E)	each participating Special Rate Provider and its Relevant Proportion (which shall equal the relevant SRP Entitlement as adjusted (if applicable) and accepted by it under paragraph (h)(iii) above),

in respect of the Relevant Advance (together, the “Special Rate Terms”).

For the avoidance of doubt, the Special Rate Agent shall not make any such proposal of Special Rate Terms unless it has been approved by each Special Rate Provider (other than each Retiring Special Rate Provider) during the applicable Special Rate Call. If, at any time prior to the Borrower accepting the Special Rate Terms during the Special Rate Call under paragraph (i) below, should market conditions require any Special Rate Provider (in that Special Rate Provider’s sole discretion) to update their proposal in respect of the Special Rate Terms or reconsider the acceptance of its Relevant Proportion, that Special Rate Provider shall notify the Special Rate Agent of such a determination and the Special Rate Agent shall cancel any offer of Special Rate Terms made to the Borrower under this paragraph (h) and restart the Special Rate Call process.

The Borrower, each Special Rate Provider and the Special Rate Agent consent to the recording of each Special Rate Call by the Special Rate Agent and any Special Rate Provider (as applicable). For the avoidance of doubt, information provided by the Borrower and recorded on a Special Rate Call shall be subject to Clause 34.2 (Disclosure of Confidential Information).

(i)	If the Borrower wishes to accept the Special Rate Terms proposed for that Relevant Advance in the amount equal to the Relevant Amount, it shall so inform the Special Rate Agent during that Special Rate Call. Acceptance by the Borrower of the Special Rate Terms proposed on a Special Rate Call shall immediately be binding on the Borrower and not capable of revocation by it. Consequently, from the Special Rate Commencement Date, the Relevant Advance in the amount equal to the Relevant Amount shall be designated as a ‘Special Rate Advance’ and interest shall be paid by the Borrower on such Special Rate Advance at the relevant Special Rate Basis for the duration of the Special Rate Funding Period.

(j)	After each Special Rate Call in which the Borrower accepts the Special Rate Terms proposed for a Relevant Advance under paragraph (i) above:

(i)	the Special Rate Agent on behalf of the Special Rate Providers shall promptly deliver by fax or in electronic form a Special Rate Confirmation setting out the Special Rate Terms accepted for that Relevant Advance to the Borrower (in duplicate), with a copy to the Facility Agent;

(ii)	the Borrower shall promptly countersign each such duplicate Special Rate Confirmation and deliver by fax or in electronic form one countersigned copy to the Facility Agent and one countersigned copy to the Special Rate Agent. If the Borrower believes the Special Rate Confirmation incorrectly sets out the agreed Special Rate Terms, it shall promptly inform the Special Rate Agent of any such concerns;

(iii)	the Facility Agent shall promptly deliver a copy of that countersigned Special Rate Confirmation to each Lender;

(iv)	the Special Rate Agent shall promptly deliver a copy of that countersigned Special Rate Confirmation to each Special Rate Provider; and

(v)	following the Borrower’s fax or electronic delivery required under paragraph (ii) above, the Borrower shall as soon as practicable deliver to the Special Rate Agent by courier an original countersigned copy of such Special Rate Confirmation (for the avoidance of doubt, failure by the Borrower to deliver an original countersigned copy of such Special Rate Confirmation shall not affect the binding agreement reached under paragraphs (g) to (i) above).

(k)	On the Special Rate Expiry Date applicable to a Special Rate Advance the Base Rate applicable to that Relevant Advance for the remainder of the period when the Relevant Advances are outstanding shall be LIBOR for the purposes of Clause 8.1 (Calculation of interest).

8.7	Interest payments between the Finance Parties for a Special Rate Advance

(a)	In relation to any Special Rate Advance and subject to paragraphs (d), (e) and (f) below and Clause 8.9 (Netting):

(i)	each Lender irrevocably and unconditionally authorises and instructs the Facility Agent to pay (on their behalf) to the Special Rate Agent (for the account of each Special Rate Provider in respect of its Relevant Proportion) the interest payment (exclusive of Margin and Mandatory Costs) received by the Facility Agent from the Borrower in respect of a Special Rate Advance (the amount so payable to the Special Rate Agent in respect of a Special Rate Provider’s Relevant Proportion being its “Special Rate Amount”);

(ii)	the Facility Agent shall pay each Special Rate Amount described in paragraph (i) above to the Special Rate Agent (for the account of the relevant Special Rate Provider) immediately after its receipt of the relevant interest payment from the Borrower; and

(iii)	the Special Rate Agent shall pay each such Special Rate Amount to the relevant Special Rate Provider immediately after receipt thereof from the Facility Agent.

(b)	Subject to Clause 8.9 (Netting), in consideration for receiving a Special Rate Amount pursuant to paragraph (a) above, each Special Rate Provider (severally and not jointly) shall, on the same day as (and immediately after) its receipt of such Special Rate Amount (or part thereof), pay to the Facility Agent (through the Special Rate Agent) its Relevant Proportion of the Floating Rate Amount applicable to the Special Rate Advance in respect of which such Special Rate Amount was received. Immediately upon receipt, the Special Rate Agent shall pay such amounts to the Facility Agent. All such payments by the Special Rate Agent (on behalf of a Special Rate Provider) to the Facility Agent shall be for the account of the Lenders or, where such Special Rate Amount is received pursuant to Clause 7.1 (Illegality) or 7.6 (Right of repayment and cancellation in relation to a single Lender), for the account of the relevant Lender.

(c)	For the avoidance of doubt, where interest is paid to the Facility Agent on the entire amount of a Special Rate Advance or on a part thereof or on an Interest Payment Date or on any other date pursuant to a prepayment under Clause 7 (Prepayment and cancellation), paragraphs (a) and (b) above apply.

(d)	If a Rate Change Event occurs, then from the applicable Rate Change Date:

(i)	the Base Rate applicable to all Advances shall be LIBOR;

(ii)	the Facility Agent shall pay all amounts of interest received from the Borrower directly to the Lenders, and it shall not make (and the Lenders shall not be obliged to make) any payments to the Special Rate Agent (for the account of the Special Rate Providers) under this Clause 8.7; and

(iii)	neither the Special Rate Providers nor the Special Rate Agent shall have any obligation to make any payments to any other Finance Party under this Clause 8.7.

(e)	If a Market Disruption Event occurs in relation to any Special Rate Advance for any Interest Period:

(i)	the Facility Agent shall pay all amounts of interest received from the Borrower in respect of that Special Rate Advance for that Interest Period directly to the Lenders, and it shall not make any payments to the Special Rate Agent (for the account of the Special Rate Providers) in respect of that Special Rate Advance for that Interest Period under this Clause 8.7;

(ii)	neither the Special Rate Providers nor the Special Rate Agent shall have any obligation to pay any Floating Rate Amount applicable to that Special Rate Advance for that Interest Period to any other Finance Party under this Clause 8.7; and

(iii)	the Base Rate for that Special Rate Advance for that Interest Period will be substituted with the rate determined in accordance with paragraph (i) of Clause 10.2 (Market disruption) and the Base Rate for subsequent Interest Periods shall be LIBOR, which means for the avoidance of doubt that such Advance (or part thereof) shall no longer constitute a Special Rate Advance.

(f)	The obligations of each Special Rate Provider under the Finance Documents are several. Failure by a Special Rate Provider to perform its obligations under the Finance Documents does not affect the obligations of any other Special Rate Provider under the Finance Documents. No Special Rate Provider is responsible for the obligations of any other Special Rate Provider under the Finance Documents. In the event that a Special Rate Provider fails to make a payment due by it under this Clause 8 (through the Special Rate Agent), the Lenders shall only have recourse against that Special Rate Provider that failed to make its payment.

8.8	No subsequent adjustment for prepaid interest

Notwithstanding the definition of “Base Rate” in Clause 1.1 (Definitions), if:

(a)	pursuant to Clause 7 (Prepayment and cancellation) the Borrower repays or prepays a Special Rate Advance (or part thereof), together with all interest accrued thereon, on a day other than on an Interest Payment Date; and

(b)	a Rate Change Event subsequently occurs during that Interest Period,

there will be no adjustment to the Base Rate (being the Special Rate) that had been applicable to that Special Rate Advance that was so repaid or prepaid.

8.9	Netting

(a)	The obligations of the Facility Agent and the Special Rate Agent under Clause 8.7 (Interest payments between the Finance Parties for a Special Rate Advance) to make a payment to the other, on the same date, shall be netted off against each other, and the remaining net sum shall be payable by the Facility Agent or, as the case may be, the Special Rate Agent to the Special Rate Agent or, as the case may be, the Facility Agent.

(b)	The obligations of the Special Rate Agent and each Special Rate Provider under Clause 8.7 (Interest payments between the Finance Parties for a Special Rate Advance) to make a payment to the other, on the same date, shall be netted off against each other, and the remaining net sum shall be payable by the Special Rate Agent or, as the case may be, the relevant Special Rate Provider to the relevant Special Rate Provider or, as the case may be, the Special Rate Agent.

8.10	Deductions

(a)	All payments to be made by the Facility Agent to the Special Rate Agent for a Special Rate Provider or by a Special Rate Provider to the Special Rate Agent for the Facility Agent under Clause 8.7 (Interest payments between the Finance Parties for a Special Rate Advance) shall be made without any deduction or withholding for or on account of Tax, unless such deduction is required by any applicable law. If a party is so required to deduct or withhold, then:

(i)	that party (“X”) shall promptly notify the other party (“Y”) and the Borrower of such requirement;

(ii)	X shall pay to the relevant authority the full amount to be deducted or withheld promptly upon becoming aware that such withholding or deduction is required;

(iii)	X shall promptly forward to Y and the Borrower an official receipt (or certified copy) evidencing such payment to such authorities; and

(iv)	the Borrower shall pay to Y such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no deduction or withholding been required.

(b)	If the Borrower is required to make a Tax Deduction in respect of the Special Rate component of any interest payment to a Lender, and the Borrower is not required to make an increased payment to that Lender under Clause 12.2 (Tax gross-up) because that Lender is not a Qualifying Lender, the amount of the payment to be made by the Special Rate Providers to that Lender under Clause 8.7 (Interest payments between the Finance Parties for a Special Rate Advance) shall be reduced, so that Lender receives from the Special Rate Providers a LIBOR interest payment net of the Tax Deduction that would have been made by the Borrower if the Borrower had been obliged to pay LIBOR and not the Special Rate.

(c)	In order to prevent the occurrence of a Rate Change Event under paragraph (e) of the definition thereof, if the amount of the Tax Deduction required to be made by the Borrower (“X”) exceeds the amount of the reduction to be made by the Special Rate Providers under paragraph (b) above (“Y”), the Borrower may pay to the Special Rate Providers an amount equal to X minus Y.

(d)	If the amount of the Tax Deduction required to be made by the Borrower (“X”) is less than the amount of the reduction to be made by the Special Rate Providers under paragraph (b) above (“Y”), the Facility Agent shall make a refund payment to the Borrower an amount equal to Y minus X.

8.11	Make-whole

(a)	If:

(i)	a Special Rate Provider fails to make a payment required to be made by it to the Special Rate Agent for the Facility Agent (for the account of the Lenders) under this Clause 8, unless any such failure has been caused by that Special Rate Provider’s negligence or wilful misconduct; or

(ii)	following receipt of an amount from a Special Rate Provider, the Special Rate Agent fails to make the corresponding payment of the amount received from the Special Rate Provider required to be made by it to the Facility Agent under this Clause 8, unless any such failure has been caused by the Special Rate Agent’s negligence or wilful misconduct, then within two Business Days of the due date for such payment the Borrower shall pay to the Facility Agent (for the account of the Lenders) an amount equal to such payment.

(b)	No later than three Business Days after the date on which the Borrower makes a payment to the Facility Agent (for the account of the Lenders) pursuant to paragraph (a) above, the Special Rate Agent or that Special Rate Provider (as the case may be) shall pay to the Borrower an amount equal to that payment.

(c)	If:

(i)	the Facility Agent fails to make a payment required to be made by it to the Special Rate Agent (for the account of the relevant Special Rate Providers) under this Clause 8, unless any such failure has been caused by the Facility Agent’s negligence or wilful misconduct; or

(ii)	following receipt of an amount from the Facility Agent, the Special Rate Agent fails to make the corresponding payment of the amount received from the Facility Agent required to be made by it to the relevant Special Rate Providers under this Clause 8, unless any such failure has been caused by the Special Rate Agent’s negligence or wilful misconduct, then within two Business Days of the due date for such payment the Borrower shall pay, directly to the relevant Special Rate Provider, an amount equal to such payment.

(d)	No later than three Business Days after the date on which the Borrower makes a payment to the relevant Special Rate Provider pursuant to paragraph (c) above, the

Facility Agent (in the case of paragraph (c)(i) above) or the Special Rate Agent (in the case of paragraph (c)(ii) above) shall pay to the Borrower an amount equal to that payment.

8.12	Role of the Special Rate Agent

(a)	Each Special Rate Provider:

(i)	appoints the Special Rate Agent to act as its agent under and in connection with the Finance Documents; and

(ii)	authorises the Special Rate Agent to exercise the rights, powers, authorities and discretions specifically given to the Special Rate Agent under or in connection with the Finance Documents together with any other incidental rights, powers, authorities and discretions.

(b)	The provisions of Clauses 24.2 (Duties of the Agents) (excluding paragraphs (d) to (g)), 24.4 (No fiduciary duties), 24.5 (Business with the Mechel Mining Group), 24.6 (Rights and discretions of the Agents and the Joint & Several Creditor), 24.9 (Responsibility for documentation), 24.10 (Exclusion of liability) and 24.13 (Confidentiality) shall apply to the Special Rate Agent and to the Special Rate Providers as if references in those clauses to “the Facility Agent” were references to “the Special Rate Agent”, references to “the Lenders” and “the Finance Parties” were references to “the Special Rate Providers” and references to the Joint & Several Creditor were discounted.

8.13	Special Rate Providers’ instructions

(a)	Unless a contrary indication appears in a Finance Document, the Special Rate Agent (subject to its legal obligations) shall (i) exercise any right, power, authority or discretion vested in it as Special Rate Agent in accordance with any instructions given to it by all the Special Rate Providers (or, if so instructed by all the Special Rate Providers, refrain from exercising any right, power, authority or discretion vested in it as Special Rate Agent) and (ii) not be liable for any act (or omission) if it acts (or refrains from taking any action) in accordance with an instruction of all the Special Rate Providers.

(b)	The Special Rate Agent may refrain from acting in accordance with the instructions of the Special Rate Providers until it has received such security as it may require for any cost, loss or liability (together with any associated VAT) which it may incur in complying with the instructions.

(c)	In the absence of instructions from all the Special Rate Providers, the Special Rate Agent may act (or refrain from taking action) as it considers to be in the best interest of the Special Rate Providers.

(d)	The Special Rate Agent is not authorised to act on behalf of a Special Rate Provider (without first obtaining that Special Rate Provider’s consent) in any legal or arbitration proceedings relating to any Finance Document.

8.14	Special Rate Providers’ indemnity to the Special Rate Agent

Each Special Rate Provider shall, severally and in equal shares, indemnify the Special Rate Agent, within three Business Days of demand, against any cost, loss or liability incurred by the Special Rate Agent (otherwise than by reason of the Special Rate Agent’s gross negligence or wilful misconduct) in acting as Special Rate Agent under the Finance Documents (except to the extent that the Special Rate Agent has been reimbursed by the Borrower pursuant to a Finance Document).

8.15	Resignation of the Special Rate Agent

(a)	The Special Rate Agent may resign and appoint one of its Affiliates as successor by giving notice to the other Special Rate Providers, the Facility Agent and the Borrower.

(b)	Alternatively the Special Rate Agent may resign by giving notice to the other Special Rate Providers, the Facility Agent and the Borrower, in which case the Special Rate Providers (after consultation with the Facility Agent and the Borrower) may appoint a successor Special Rate Agent.

(c)	If the Special Rate Providers have not appointed a successor Special Rate Agent in accordance with paragraph (b) above within 30 days after notice of resignation was given, the Special Rate Agent (after consultation with the Facility Agent and the Borrower) may appoint a successor Special Rate Agent.

(d)	The retiring Special Rate Agent shall, at the cost of the Borrower, make available to the successor Special Rate Agent such documents and records and provide such assistance as the successor Special Rate Agent may reasonably request for the purposes of performing its functions as Special Rate Agent under the Finance Documents.

(e)	The Special Rate Agent’s resignation notice shall only take effect upon the appointment of a successor.

(f)	Upon the appointment of a successor, the retiring Special Rate Agent shall be discharged from any further obligation in respect of the Finance Documents but shall remain entitled to the benefit of this Clause 8. Its successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

(g)	After consultation with the Borrower, the Special Rate Providers may, by notice to the Special Rate Agent, require it to resign in accordance with paragraph (b) above. In this event, the Special Rate Agent shall resign in accordance with paragraph (b) above.

8.16	Additional Special Rate Providers

The Borrower may nominate one or more Lenders (or their Affiliates) to accede as a Special Rate Provider under this Agreement if:

(a)	it has a long term credit rating equal to or higher than the Special Rate Provider Rating; and

(b)	it delivers to the Facility Agent (with a copy to the Special Rate Agent) a duly completed and executed SRP Accession Memorandum, countersigned by the Borrower.

8.17	Adjustment of Margin

(a)	Subject to this Clause 8.17, the Margin for the Facility shall be the rate per annum specified in the definition of Margin set out in Clause 1.1 (Definitions) adjusted by reference to the ratio of Mechel Mining’s Net Borrowings to its EBITDA as evidenced in the then most recent Mechel Mining Compliance Document received by the Facility Agent, to equal the rate per annum specified opposite the relevant range set out in the following table in which the ratio of Mechel Mining’s Net Borrowings to its EBITDA falls:

Ratio	Margin (% p.a.)
Equal to or higher than 3.0:1.0	5.50
Lower than 3.0:1.0 but equal to or higher than 2.5:1.0	5.00
Lower than 2.5:1.0	4.00

(b)	Any adjustment to the Margin under paragraph (a) above shall take effect on the first day of the Interest Period immediately following the date on which the Facility Agent provides written confirmation to the Borrower that a Mechel Mining Compliance Document delivered by the Borrower is in form and substance satisfactory to the Facility Agent (which confirmation shall not be unreasonably withheld or delayed).

(c)	If the Borrower does not provide a Mechel Mining Compliance Document within the time period required by this Agreement, the Margin shall equal 5.50 per cent. per annum from the last date such Mechel Mining Compliance Document was required to be provided until the date such Mechel Mining Compliance Document is provided.

(d)	For the avoidance of doubt, this Clause 8.17 is without prejudice to the obligations of the Borrower under paragraphs (b)(i) of Clause 19.1 (Financial condition) and the rights of the Finance Parties arising in connection with any breach of such paragraphs including, without limitation, Clause 21.28 (Acceleration).

9	Interest Periods

9.1	Duration of Interest Periods

(a)	Subject to this Clause 9, the duration of any Interest Period:

(i)	commencing before the last day of the Grace Period, shall be three Months (or such other period as may be agreed between the Borrower and the Facility Agent (acting on the instructions of all the Lenders and, if the Base Rate for that Interest Period is a Special Rate, with the consent of each Special Rate Provider)); and

(ii)	commencing on or after the last day of the Grace Period, shall be one Month (or such other period as may be agreed between the Borrower and the Facility Agent (acting on the instructions of all the Lenders) and, if the Base Rate for that Interest Period is a Special Rate, with the consent of each Special Rate Provider)).

(b)	Each Interest Period shall commence on the Utilisation Date or (if already made) on the last day of its preceding Interest Period.

(c)	Notwithstanding paragraph (b) above, each Interest Period applicable to a Special Rate Advance shall commence on the Special Rate Commencement Date applicable to that Special Rate Advance or (if already made) on the last day of its preceding Interest Period.

(d)	An Interest Period for an Advance (including, for the avoidance of doubt, a Special Rate Advance) shall not extend beyond a Repayment Date or the Maturity Date for the applicable Facility.

(e)	The Interest Period for any Advance outstanding as at the Designated Date and the first Interest Period for any Advances made following the Designated Date (including, for the avoidance of doubt, any Advance in relation to any Additional Commitment) shall end on 8 March 2013 and on that date those Advances will be consolidated into, and treated as, a single Advance.

(f)	If an Interest Period of a Special Rate Advance would otherwise overrun the Special Rate Expiry Date for that Advance, it will be shortened so that it ends on the relevant Special Rate Expiry Date.

(g)	The Borrower may split any Advance (other than a Special Rate Advance) into two Advances for the purposes of giving a Special Rate Request. Such splitting will take effect from the next Interest Payment Date for the relevant Advance.

9.2	Non-Business Days

If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

10	Changes to the calculation of interest

10.1	Absence of quotations

Subject to Clause 10.2 (Market disruption):

(a)	if LIBOR is to be determined by reference to the Reference Banks but a Reference Bank does not supply a quotation by 12:00 p.m. on the Quotation Day, the applicable LIBOR shall be determined on the basis of the quotations of the remaining Reference Banks; or

(b)	if Clause 10.3 (Alternative Reference Bank Rate) applies but an Alternative Reference Bank does not supply a quotation before close of business in London on the date falling one Business Day after the Quotation Day for that Advance, the applicable Alternative Reference Bank Rate shall be determined on the basis of the quotations of the remaining Alternative Reference Banks.

10.2	Market disruption

(a)	If a Market Disruption Event occurs (whether before or after a Rate Change Event) in relation to an Advance for any Interest Period, then the rate of interest on each Lender’s share of that Advance for the Interest Period shall be the rate per annum which is the sum of:

(i)	the Margin; and

(ii)

the Alternative Reference Bank Rate or (if an Alternative Market Disruption Event has occurred with respect to that Advance for the relevant Interest Period of that Advance) the rate certified to the Facility Agent by that Lender as soon as practicable and in any event by close of business on the date falling five Business Days after the Quotation Day (or, if earlier, on the date falling five

Business Days prior to the date on which interest is due to be paid in respect of that Interest Period), to be that which expresses as a percentage rate per annum the cost to that Lender of funding its participation in that Advance from whatever source it may reasonably select.

(b)	If:

(i)	the percentage rate per annum notified by a Lender pursuant to paragraph (a)(ii) above is less than the Alternative Reference Bank Rate; or

(ii)	a Lender has not notified the Facility Agent of a percentage rate per annum pursuant to paragraph (a)(ii) above,

the cost to that Lender of funding its participation in that Advance for that Interest Period shall be deemed, for the purposes of paragraph (a) above, to be the Alternative Reference Bank Rate.

10.3	Alternative Reference Bank Rate

(a)	If a Market Disruption Event occurs, the Facility Agent shall as soon as is practicable request each of the Alternative Reference Banks to supply to it the rate at which that Alternative Reference Bank could have borrowed funds in the relevant currency and for the relevant period in the London interbank market at or about 11:00 a.m. on the Quotation Day for the Interest Period of that Advance, were it to have done so by asking for and then accepting interbank offers for deposits in reasonable market size in the currency of that Advance and for a period comparable to the Interest Period of that Advance.

(b)	As soon as is practicable after receipt of the rates supplied by the Alternative Reference Banks, the Facility Agent will notify the Borrower and the Lenders of the arithmetic mean (the “Alternative Reference Bank Rate”) of the rates supplied to it in accordance with paragraph (a) above (rounded upwards to four decimal places).

10.4	Alternative basis of interest or funding

(a)	If a Market Disruption Event occurs and the Facility Agent or the Borrower so requires, the Facility Agent and the Borrower shall enter into negotiations (for a period of not more than 30 days) and use commercially reasonable efforts to minimise the interest cost to the Borrower with a view to agreeing a substitute basis for determining the rate of interest.

(b)	Any alternative basis agreed pursuant to paragraph (a) above shall, with the prior consent of the Majority Lenders and the Borrower, be binding on all Parties until the relevant Market Disruption Event has ended.

10.5	Break Costs

(a)	The Borrower shall, within three Business Days of demand by a Finance Party (which term, for the purposes of this Clause 10.5, shall not include the Special Rate Providers), pay to that Finance Party its Break Costs attributable to all or any part of its participation in an Advance or Unpaid Sum being paid by the Borrower on a day other than an Interest Payment Date for that Advance or Unpaid Sum.

(b)	Each Finance Party shall, as soon as reasonably practicable, provide to the Facility Agent (and the Facility Agent shall promptly provide a copy to the Borrower) a certificate confirming the amount of its Break Costs and setting forth in reasonable detail the basis thereof for any Interest Period in which they accrue.

11	Fees

(a)	The Borrower shall pay to the Facility Agent (for the account of the Mandated Lead Arrangers) arrangement fees in the amounts and at the times agreed in the MLA Arrangement Fee Letter.

(b)	The Borrower shall pay to the Facility Agent (for the account of certain Lenders) arrangement fees in the amounts and at the times agreed in the Lender Arrangement Fee Letter.

(c)	The Borrower shall pay to the Facility Agent (for the account of the Original Coordinators) coordination fees in the amounts and at the times agreed in the Coordination Fee Letter.

(d)	The Borrower shall pay to the Facility Agent (for its own account and the account of Security Agent, the Security Trustee, the Joint & Several Creditor and the Offshore Account Bank) fees in the amounts and at the times agreed in the Agency and Account Bank Fee Letter.

SECTION 6

ADDITIONAL PAYMENT OBLIGATIONS

12	Tax gross-up and indemnities

12.1	Determinations

Unless a contrary indication appears, in this Clause 12 a reference to “determines” or “determined” means a determination made in the absolute discretion of the person making the determination.

12.2	Tax gross-up

(a)	The Borrower shall make all payments to be made by it without any Tax Deduction, unless a Tax Deduction is required by law.

(b)	The Borrower shall promptly upon becoming aware that it must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Facility Agent accordingly. Similarly, a Lender shall notify the Facility Agent on becoming so aware in respect of a payment payable to that Lender. If the Facility Agent receives such notification from a Lender, it shall notify the Borrower.

(c)	Subject to paragraph (d) below, if a Tax Deduction is required by law to be made by the Borrower, the amount of the payment due from the Borrower shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.

(d)	The Borrower is not required to make an increased payment to a Lender under paragraph (c) above if, on the date on which the payment falls due, the Borrower could have made such a payment to that Lender without a Tax Deduction if that Lender was a Qualifying Lender, but on that date that Lender is not, or has ceased to be, a Qualifying Lender (other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration, or application of) any law or treaty, or any published practice or published concession of any relevant taxing authority).

(e)	If the Borrower is required to make a Tax Deduction, it shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.

(f)	Within 30 days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Borrower shall deliver to the Facility Agent for the Finance Party entitled to the payment an original receipt (or certified copy thereof) reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.

12.3	Tax indemnity

(a)	The Borrower shall (within three Business Days of demand by the Facility Agent) pay to a Protected Party an amount equal to the loss, liability or cost which that Protected Party determines will be or has been (directly or indirectly) suffered for or on account of Tax by that Protected Party in respect of a Finance Document.

(b)	Paragraph (a) above shall not apply:

(i)	with respect to any Tax assessed on a Finance Party:

(A)	under the law of the jurisdiction in which that Finance Party is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Finance Party is treated as resident for tax purposes; or

(B)	under the law of the jurisdiction in which that Finance Party’s Facility Office is located in respect of amounts received or receivable in that jurisdiction,

if that Tax is imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by that Finance Party; or

(ii)	to the extent a loss, liability or cost:

(A)	is compensated for by an increased payment under Clause 12.2 (Tax gross-up); or

(B)	would have been compensated for by an increased payment under Clause 12.2 (Tax gross-up) but was not so compensated solely because one of the exclusions in paragraph (d) of Clause 12.2 (Tax gross-up) applied.

(c)	A Protected Party making, or intending to make, a claim under paragraph (a) above shall promptly notify the Facility Agent of the event which will give, or has given, rise to the claim, following which the Facility Agent shall notify the Borrower.

(d)	A Protected Party shall, on receiving a payment from the Borrower under this Clause 12.3, notify the Facility Agent.

12.4	Tax Credit

If the Borrower makes a Tax Payment and the relevant Finance Party determines that:

(a)	a Tax Credit is attributable to that Tax Payment; and

(b)	that Finance Party has obtained, utilised and retained that Tax Credit,

the Finance Party shall pay promptly an amount to the Borrower which that Finance Party determines will leave the Finance Party (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been made by the Borrower.

12.5	Stamp taxes

The Borrower shall, within three Business Days of demand, pay and indemnify each Finance Party against any cost, loss or liability that Finance Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Finance Document.

12.6	Value added tax

(a)	All consideration expressed to be payable by the Borrower under a Finance Document to a Finance Party shall be deemed to be exclusive of any VAT. If VAT is chargeable on such consideration, the Borrower shall pay to that Finance Party (or directly to the appropriate tax authority, if so required by law) (in addition to and at the same time as paying the consideration) an amount equal to the amount of the VAT.

(b)	Where a Finance Document requires the Borrower to reimburse or indemnify a Finance Party for any cost or expense, the Borrower shall reimburse or indemnify (as the case may be) such Finance Party for the full amount of such cost or expense, including such part thereof as represents VAT save to the extent that such Finance Party reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority.

(c)	Any reference in this Clause 12.6 to any Finance Party shall, at any time when such Finance Party is treated as a member of a group for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the representative member of such group at such time (the term “representative member” to have the same meaning as in the Value Added Tax Act 1994).

12.7	Tax forms

(a)	Each Qualifying Lender shall use its reasonable efforts to provide to the Borrower, prior to the first date on which the Borrower is required to make a payment of interest hereunder (or, in relation to a New Lender, within 30 days from the date that it becomes a Party pursuant to Clause 22 (Changes to the Lenders)), and within 30 days from the beginning of each calendar year, a document issued by the relevant government authority in its jurisdiction of residence confirming that it is a resident of that jurisdiction (the “Tax Certificate”).

(b)	If a Lender fails to provide the Tax Certificate in the manner and by the date specified in paragraph (a) above, the Borrower may send to that Lender a notice requesting that such Lender provides the relevant Tax Certificate and the Facility Agent shall promptly deliver the same to such Lender.

(c)	If, on or before the date which is 30 days after the date of receipt by that Lender of the notice from the Borrower referred to paragraph (b) above (the “Cut-Off Date”), that Lender does not provide the Borrower with its Tax Certificate, such Lender shall not be entitled to benefit from the provisions of Clauses 12.2 (Tax gross-up) and 12.3 (Tax indemnity) in respect of payments due to it after the Cut-Off Date and prior to the date when its Tax Certificate has been provided (unless the failure to provide the Tax Certificate is caused by reasons outside the control of that Lender). Upon provision of such Tax Certificate, the Borrower shall promptly pay to that Lender any amounts previously withheld by the Borrower from payments to that Lender where such payments were not grossed up due to the operation of this paragraph (c), to the extent the Borrower has not yet transferred such amounts to the relevant tax authorities. For the avoidance of doubt, the Borrower shall have no liability with respect to such withheld amounts, and shall not be liable to make any payment to that Lender in respect of such withheld amounts, if such withheld amounts have been previously transferred to the tax authorities.

(d)	At the request of the Borrower, each Lender shall use its reasonable efforts to provide any other documentation or information to the Borrower that may be reasonably necessary for the Borrower to establish a complete exemption from Russian withholding tax in relation to payments of interest under this Agreement.

12.8	Lender status confirmation

(a)	Each Lender which becomes a Party to this Agreement after the Signing Date shall indicate, in the Transfer Certificate which it executes on becoming a Party, and for the benefit of the Facility Agent and without liability to the Borrower, whether or not it is a Qualifying Lender.

(b)	If a New Lender fails to indicate its status in accordance with this Clause 12.8 then such New Lender shall be treated for the purposes of this Agreement (including by the Borrower) as if it is not a Qualifying Lender until such time as it notifies the Facility Agent which category applies (and the Facility Agent, upon receipt of such notification, shall inform the Borrower). For the avoidance of doubt, a Transfer Certificate shall not be invalidated by any failure of a Lender to comply with this Clause 12.8.

13	Increased Costs

13.1	Increased Costs

(a)	Subject to Clause 13.3 (Exceptions), the Borrower shall, within three Business Days of a demand by the Facility Agent, pay for the account of a Finance Party the amount of any Increased Costs incurred by that Finance Party or any of its Affiliates as a result of (i) the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation or (ii) compliance with any law or regulation made after the Signing Date.

(b)	In this Agreement, “Increased Costs” means:

(i)	a reduction in the rate of return from the Facility or on a Finance Party’s (or its Affiliate’s) overall capital;

(ii)	an additional or increased cost; or

(iii)	a reduction of any amount due and payable under any Finance Document,

which is incurred or suffered by a Finance Party or any of its Affiliates to the extent that it is attributable to that Finance Party having entered into its Commitment or funding or performing its obligations under any Finance Document.

13.2	Increased Costs claims

(a)	A Finance Party intending to make a claim pursuant to Clause 13.1 (Increased Costs) shall notify the Facility Agent of the event giving rise to the claim, following which the Facility Agent shall promptly notify the Borrower. A certificate as to the amount of such Increased Costs, setting forth in reasonable detail the basis thereof, shall be promptly provided by the Facility Agent to the Borrower.

(b)	Each Finance Party shall, as soon as practicable after a demand by the Facility Agent, provide to the Facility Agent (and the Facility Agent shall promptly provide a copy to the Borrower of) a detailed certificate confirming the amount of its Increased Costs, setting forth in reasonable detail the basis thereof and attaching, where possible, reasonable supporting documentation.

13.3	Exceptions

Clause 13.1 (Increased Costs) does not apply to the extent any Increased Cost is:

(a)	attributable to a Tax Deduction required by law to be made by the Borrower (but this shall not limit the obligations of the Borrower under Clause 12.2 (Tax gross-up));

(b)	compensated for by Clause 12.3 (Tax indemnity) (or would have been compensated for under Clause 12.3 (Tax indemnity) but was not so compensated solely because one of the exclusions in paragraph (b) of Clause 12.3 (Tax indemnity) applied);

(c)	compensated for by the payment of any Mandatory Cost; or

(d)	attributable to the gross negligence or wilful breach by the relevant Finance Party or its Affiliates of any law or regulation.

14	Other indemnities

14.1	Currency indemnity

(a)	If any sum due from the Borrower under the Finance Documents (a “Sum”), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the “First Currency”) in which that Sum is payable into another currency (the “Second Currency”) for the purpose of:

(i)	making or filing a claim or proof against the Borrower;

(ii)	obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings; or

(iii)	discharging any of the Borrower’s obligations under the Finance Documents,

the Borrower shall as an independent obligation, within three Business Days of demand, indemnify each Finance Party to whom that Sum is due against any properly incurred and documented cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum (provided that such exchange is made within a reasonable time of receipt of such amount) other than any such amounts incurred by reason of that Finance Party’s bad faith, gross negligence or wilful misconduct or that of any of their officers, employees or agents. Any person receiving a sum paid in the Second Currency that, using the rate or rates of exchange available to such person at the time of receipt of such sums, results in such person receiving an amount in excess of the sum payable in the First Currency shall pay the amount of such excess to the Borrower.

(b)	The Borrower waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency or currency unit other than that in which it is expressed to be payable.

(c)	Any claim for an indemnity under this Clause 14.1 must be supported by appropriate documentation.

14.2	Other indemnities

The Borrower shall, within three Business Days of demand, indemnify each Finance Party against any cost, loss or liability incurred by that Finance Party as a result of:

(a)	the occurrence of any Event of Default;

(b)	a failure by the Borrower to pay any amount due under a Finance Document on its due date;

(c)	funding, or making arrangements to fund, its participation in an Advance requested by the Borrower in a Utilisation Request but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by that Finance Party alone); or

(d)	an Advance (or part of an Advance) not being prepaid in accordance with a notice of prepayment given by the Borrower,

provided that any claim for an indemnity under this Clause 14.2 is supported by appropriate documentation.

14.3	Indemnity to each Agent, the Special Rate Agent and the Joint & Several Creditor

The Borrower shall promptly indemnify the Facility Agent, the Security Agent, the Special Rate Agent and the Joint & Several Creditor against any cost, loss or liability incurred by the Facility Agent, the Security Agent, the Special Rate Agent or the Joint & Several Creditor (acting reasonably) as a result of:

(a)	investigating any event which it believes is a Potential Event of Default; or

(b)	while any event which it believes is a Potential Event of Default has occurred and is continuing, acting or relying on any notice, request or instruction which it believes to be genuine, correct and appropriately authorised, provided that any claim for an indemnity under this Clause 14.3 is supported by appropriate documentation.

14.4	Indemnity to the Special Rate Providers

(a)	Without limitation to Clause 14.2 (Other indemnities), the Borrower shall pay to the Special Rate Agent for the account of a Special Rate Provider (and the Special Rate Agent shall pay the relevant Special Rate Provider), within 3 Business Days of demand by such Special Rate Provider, an amount equal to the Special Rate Advance Breakage Costs (if this is a positive amount) determined by the relevant Special Rate Provider as a direct or indirect result of:

(i)	any prepayment or repayment (whether mandatory or voluntary) of any amount under this Agreement;

(ii)	any cancellation of any Commitment;

(iii)	any failure by the Borrower to pay any amount due under this Agreement on its due date;

(iv)	an Advance requested in a Utilisation Request not being made;

(v)	any Rate Change Event; and

(vi)	any Market Disruption Event.

(b)	Special Rate Advance Breakage Costs shall be calculated by the relevant Special Rate Provider acting in good faith and in a commercially reasonable manner as follows:

(i)

The relevant Special Rate Provider shall determine the Special Rate Advance Breakage Costs as the amount of costs and losses of that Special Rate Provider that would be incurred (expressed as a positive number) or gains of that Special Rate Provider that would be realised (expressed as a negative number) by it under the prevailing circumstances in providing for that Special Rate Provider the economic equivalent of the material terms of the relevant Special Rate Advance or part thereof (if applicable) which has been terminated due to an event specified in paragraph (a) above (a “Terminated SRA”) including payments under that Terminated SRA from and excluding the relevant Rate Change Date (or the first day of the interest period during which the relevant Market Disruption Event occurs), as if the Terminated SRA had been outstanding until its Special Rate Expiry Date. The relevant Special Rate Provider shall promptly notify the Borrower of its calculations under this paragraph (b)(i).

(ii)	If the Borrower does not agree with the relevant Special Rate Provider’s determination under paragraph (b)(i) above, the relevant Special Rate Provider shall calculate Special Rate Advance Breakage Costs on the basis of quotations from Reference Market-makers to be the amount which would be payable by the relevant Special Rate Provider to the relevant Reference Market-maker (in which case the Special Rate Advance Breakage Costs would be a positive amount) or by relevant Reference Market-maker to the relevant Special Rate Provider (in which case the relevant Special Rate Advance Breakage Costs would be a negative amount) in consideration of an agreement between that Special Rate Provider and each quoting Reference Market-maker to enter into a transaction:

(A)	under which that quoting Reference Market-maker would make payments in amounts, and at the times, of the payments that would have been made by the Facility Agent (on behalf of the Lenders) from and excluding the relevant Rate Change Date (or the first day of the interest period during which the relevant Market Disruption Event occurs) to the Special Rate Agent (for the account of the relevant Special Rate Provider) if the relevant Special Rate Advance had been outstanding until the earlier of the relevant Special Rate Expiry Date and the relevant Maturity Date (assuming no voluntary prepayment or acceleration but taking into account any scheduled amortisation);

(B)	where in return the relevant Special Rate Provider makes payments to the quoting Reference Market-maker of one or three month LIBOR (as appropriate) on a notional principal amount equal to the amount of the Special Rate Advance (taking into account any agreed amortisation structure) until the earlier of the relevant Special Rate Expiry Date and the relevant Maturity Date; and

(C)	which is on terms otherwise in accordance with the ISDA Terms (with any necessary determinations or amendments to be made by the relevant Special Rate Provider acting in good faith).

If more than three quotations are provided, the amount payable shall be the arithmetic mean of the quotations without having regard to the quotations having the highest and the lowest values. If exactly three quotations are provided the amount payable shall be the quotation remaining after disregarding the highest and the lowest quotations. For this purpose, if more than one quotation has the same highest or lowest value then one such quotation shall be disregarded. If fewer than three quotations are provided the amount shall be the arithmetic mean of the quotations. If no such quotations are available to the relevant Special Rate Provider at the relevant time then the Borrower shall pay to the Special Rate Agent for the account of the relevant Special Rate Provider (and the Special Rate Agent shall pay that Special Rate Provider) the amount, if any, which that Special Rate Provider shall determine (acting in good faith) to be the amount which would preserve for the Special Rate Provider the economic equivalent of the payments that would have been made to the Special Rate Agent for the account of that Special Rate Provider (and paid to that Special Rate Provider) if the Special Rate Advance has been outstanding until the relevant Maturity Date.

For the purposes of this provision:

“Reference Market-maker” means four leading dealers in the relevant market selected by the relevant Special Rate Provider in good faith from among:

(i)	the dealers of the highest credit standing which satisfy all the criteria that the relevant Special Rate Provider applies generally at the time in deciding whether to offer or to make an extension of credit; and

(ii)	to the extent practical, dealers referred to in paragraph (i) above having an office in the same city.

(c)	In addition to the amounts payable under paragraph (a) above (but without double-counting), if any partial prepayment of a Special Rate Advance if made, the Borrower shall pay to the Special Rate Agent for the account of a Special Rate Provider (and the Special Rate Agent shall pay the relevant Special Rate Provider), within three Business Days of demand by such Special Rate Provider, an amount equal to the SR Partial Prepayment Costs (if this is a positive amount) determined by the relevant Special Rate Provider under paragraph (d) below.

(d)	SR Partial Prepayment Costs shall be calculated by the relevant Special Rate Provider acting in good faith and in a commercially reasonable manner as being the amount of costs and losses of that Special Rate Provider that would be incurred (expressed as a positive number) or gains of that Special Rate Provider that would be realised (expressed as a negative number) by it under the prevailing circumstances in continuing to provide funding arrangements in respect of their Relevant Proportion for the remaining principal amount of a Special Rate Advance as a direct or indirect result of the application of a partial prepayment towards the outstanding principal instalments of that Special Rate Advance in the inverse order of maturity under paragraph (g) of Clause 7.7 (Restrictions).

(e)	If, in accordance with the provisions of this Agreement, the Borrower repays or prepays a Special Rate Advance or part thereof (if applicable) before the expiry of its Special Rate Funding Period or a Rate Change Event occurs and the Special Rate Advance Breakage Costs or SR Partial Prepayment Costs of a Special Rate Provider determined under paragraphs (b) or (d) above as a consequence are a negative amount, then that Special Rate Provider shall, having first made all such deductions or withholdings for or on account of Tax that it is required to make, promptly pay the absolute value of such Special Rate Advance Breakage Costs or SR Partial Prepayment Costs to the Special Rate Agent who shall promptly pay such amount to the Facility Agent for the account of the Borrower, provided always that if there is a Potential Event of Default which is continuing, the Special Rate Provider shall be entitled to retain such amount for its own account.

(f)	The determination by a Special Rate Provider of an amount to be paid by or to the Borrower under this Clause 14.4 shall be in reasonable detail and shall be final and conclusive except in the case of manifest error. However the relevant Special Rate Provider shall not be required to disclose any matter which it regards as confidential to its own funding arrangements.

(g)	Any claim for an indemnity under this Clause 14.4 must be supported by appropriate documentation.

(h)	All payments by the Borrower under this Clause 14.4 shall be made to the Facility Agent who shall make corresponding payments to the Special Rate Agent (for the account of the relevant Special Rate Provider).

15	Mitigation by the Lenders

15.1	Mitigation

(a)	Each Finance Party shall, in consultation with the Borrower, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Clause 7.1 (Illegality), 10 (Changes to the calculation of interest), 12 (Tax gross-up and indemnities) or 13 (Increased Costs) including (but not limited to) transferring its rights and obligations under the Finance Documents to another Affiliate or Facility Office.

(b)	Paragraph (a) above does not in any way limit the obligations of the Borrower under the Finance Documents.

15.2	Limitation of liability

(a)	The Borrower shall indemnify, without double counting, each Finance Party for all costs and expenses reasonably incurred by that Finance Party as a result of steps taken by it under Clause 15.1 (Mitigation).

(b)	A Finance Party is not obliged to take any steps under Clause 15.1 (Mitigation) if, in the opinion of that Finance Party (acting reasonably), to do so might be prejudicial to it.

(c)	Any claim for an indemnity under this Clause 15.2 must be supported by appropriate documentation.

16	Costs and expenses

16.1	Transaction expenses

The Borrower shall, no later than the date falling five Business Days after demand by the Facility Agent, pay to the Facility Agent the amount of all invoiced (and, if reasonably practicable, documented) costs and expenses (including the pre-agreed amount of legal fees and due diligence costs) reasonably incurred by the Agents, the Joint & Several Creditor and the Mandated Lead Arrangers in connection with the negotiation, preparation, translation, printing, execution, publicity and syndication of:

(a)	this Agreement and any other documents referred to in this Agreement; and

(b)	any other Finance Documents executed after the Signing Date.

16.2	Amendment costs

If (a) any of the Obligors requests an amendment, waiver or consent or (b) an amendment is required pursuant to Clause 27.9 (Change of currency), the Borrower shall, within five

Business Days of demand, reimburse the Facility Agent, the Security Agent and the Joint & Several Creditor for the amount of all reasonable, invoiced (and, if reasonably practicable, documented) costs and expenses (including reasonable legal fees, pre-agreed in relation to (a) of this Clause 16.2) incurred by the Facility Agent, the Security Agent and the Joint & Several Creditor in responding to, evaluating, negotiating or complying with that request or requirement.

16.3	Enforcement costs

The Borrower shall, within three Business Days of demand by the Facility Agent, pay to each Finance Party the amount of all costs and expenses (including legal fees) (in each case, if reasonably practicable, supported by documentation) incurred by that Finance Party in connection with the enforcement of, or the preservation of any rights under, any Finance Document including, in the case of each of the Security Agent and the Joint & Several Creditor, any costs liabilities or expenses (including Taxes) (in each case, if reasonably practicable, supported by documentation) incurred by it as a result of receiving, holding and enforcing the Security over or of the Security Assets.

16.4	Security Agent and Joint & Several Creditor expenses

The Borrower shall promptly on demand pay each of the Security Agent and the Joint & Several Creditor the amount of all documented costs and expenses (including legal fees and VAT) reasonably incurred by it in connection with the administration or release of any Security created pursuant to any Security Document.

SECTION 7

REPRESENTATIONS, UNDERTAKINGS AND EVENTS OF DEFAULT

17	Representations

The Borrower makes the representations and warranties set out in this Clause 17 to each Finance Party on the Designated Date.

17.1	Status

Each Mining Obligor:

(a)	is a limited liability company or an open joint stock company (as applicable), duly established, registered and validly existing under the laws of its jurisdiction of incorporation; and

(b)	has the power to own its assets and carry on its business substantially as it is being presently conducted.

17.2	Power and authority

Each Mining Obligor has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance of and delivery of, the Transaction Documents and the transactions contemplated by the Transaction Documents and to create the Security and the rights expressed to be created by the Security Documents to which it is a party.

17.3	Binding obligations

The obligations expressed to be assumed by each Mining Obligor in each Transaction Document are legal, valid and binding obligations of each Mining Obligor enforceable in accordance with their respective terms, subject to any applicable Legal Reservations.

17.4	Solvency

(a)	No Mining Obligor nor any Material Mining Subsidiary is unable or admits or has admitted its inability to pay its debts or has suspended making payment on its debts generally.

(b)	Save as disclosed to the Facility Agent before the Designated Date, no Mining Obligor nor any Material Mining Subsidiary by reason of actual financial difficulties has commenced, or intends to commence, negotiations with one or more of its creditors with a view to rescheduling any of its indebtedness.

(c)	The value of the assets of each Mining Obligor and each Material Mining Subsidiary is not less than its liabilities (as determined in accordance with RAS (or in relation to MCAG, Swiss Auditing Standards, and in relation to MCSGP, Singapore Auditing Standards), and taking into account contingent and prospective liabilities to the extent required to be provided for under the relevant accounting standards).

17.5	Non-conflict with other obligations

The entry into and performance by the Mining Obligors of, and the transactions contemplated by, the Transaction Documents do not and will not (in the case of the Finance Documents, in any respect, and in the case of the Commercial Contracts, in any material respect) conflict with:

(a)	any law or regulation applicable to any Mining Obligor;

(b)	the constitutional documents (including any limit on borrowing) of any Mining Obligor; or

(c)	any agreement or instrument binding upon any Mining Obligor or the assets of any Mining Obligor.

17.6	No bankruptcy proceedings

No Mining Obligor nor any Material Mining Subsidiary has taken any corporate action nor have any other steps been taken or legal proceedings been started or (to the best of its knowledge and belief) threatened against any Mining Obligor or any Material Mining Subsidiary for (a) the implementation of measures for the prevention of the bankruptcy of any Mining Obligor or any Material Mining Subsidiary, including, but not limited to, implementation of recovery (sanatsiya); (b) its liquidation or bankruptcy or the appointment of a liquidator (likvidator) or a liquidation commission (likvidatsionnaya komissiya), temporary manager (vremenniy upravlaushiy), administrative manager (administrativniy upravlaushiy), external manager (vneshniy upravlaushiy), bankruptcy manager (konkursniy upravlaushiy), judicial manager or a similar officer of any Mining Obligor or Material Mining Subsidiary; (c) the institution of supervision (nablyudeniye), financial rehabilitation (finansovoe ozdorovlenie), external management (vneshneye upravlenie) or bankruptcy management (konkursnoye proizvodstvo) in respect of any Mining Obligor or Material Mining Subsidiary; (d) the suspension of payments or a moratorium of any indebtedness of any Mining Obligor or any Material Mining Subsidiary; (e) the convening of a meeting of creditors for the purposes of considering an amicable settlement (as defined in the Russian Insolvency Law); or (f) any analogous act in any other jurisdiction.

17.7	Governing law and enforcement

(a)	The choice of the law specified in each Finance Document as the governing law of that Finance Document will be recognised and enforced in the Russian Federation, Singapore and Switzerland.

(b)	Any arbitration award obtained in England in relation to a Finance Document will be recognised and enforced in the Russian Federation, Singapore and Switzerland in accordance with the 1958 New York Convention on Recognition and Enforcement of Foreign Arbitral Awards.

17.8	Authorisations

(a)	All Authorisations required:

(i)	to enable each Mining Obligor lawfully to enter into, exercise its rights and comply with its obligations in the Finance Documents;

(ii)	to ensure that the obligations expressed to be assumed by each Mining Obligor in the Finance Documents are legal, valid, binding and enforceable;

(iii)	to make the Finance Documents admissible in evidence in (A) the general jurisdiction courts or commercial courts (arbitrazhniye sudi) of the Russian Federation in an original action or action to enforce a foreign arbitral award and (B) in Switzerland, Singapore and England (in each case except for the usual notarisation, translation and legalisation requirements, to the extent applicable, which can be fulfilled prior to making the relevant court filing); and

(iv)	to enable each Mining Obligor to create the Security to be created by it pursuant to any Security Document to which it is party and to ensure that such Security has the priority and ranking it is expressed to have, have, unless otherwise provided for in the Finance Documents, been obtained or effected free from onerous conditions and are (or will on their being so obtained or effected be) in full force and effect.

(b)	All Authorisations required:

(i)	to enable each Mining Obligor lawfully to enter into, exercise its rights and comply with its obligations in any Commercial Contracts to which it is party; or

(ii)	to ensure that the obligations expressed to be assumed by each Mining Obligor in any Commercial Contract to which it is party are legal, valid, binding and enforceable,

have been obtained or effected free from onerous conditions and are (or will on their being so obtained or effected be) in full force and effect, except where failure to do so could not reasonably be expected to have a Material Adverse Effect.

17.9	Pari passu ranking

The claims of the Finance Parties against each Mining Obligor under the Finance Documents to which it is a party rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, subject to any applicable Legal Reservations and except for claims mandatorily preferred by law.

17.10	Deduction of Tax

No Mining Obligor is required under the laws of the Russian Federation, Singapore or Switzerland to make any deduction for or on account of Tax from any payment it may make under any Finance Document to a Qualifying Lender.

17.11	No filing or stamp taxes

Subject to the Legal Reservations, under the laws of the Russian Federation, Singapore and Switzerland it is not necessary that the Finance Documents be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration or similar tax be paid on or in relation to the Finance Documents or the transactions contemplated by the Finance Documents, except for court registration fees in connection with any enforcement proceedings in such court.

17.12	No default or Material Adverse Effect

(a)	No Event of Default is continuing or might reasonably be expected to result from the making of any Advance.

(b)	No other event or circumstance is outstanding which constitutes a default under any other agreement or instrument which is binding on any Mining Obligor or any Material Mining Subsidiary or to which the assets of any Mining Obligor or any Material Mining Subsidiary are subject which, in any case, would have a Material Adverse Effect.

(c)	No event or circumstance is outstanding that has or will have a Material Adverse Effect.

17.13	Full disclosure

(a)	All of the information supplied by any Mining Obligor and any representation or statement made by any Mining Obligor to any of the Lenders in or in connection with the Transaction Documents is true, complete and accurate in all material respects as at the date it was provided or as at the date (if any) at which it is stated, it has made full investigation of its subject matter and it is not aware of any material facts or circumstances that have not been disclosed to the Lenders and which might, if disclosed, adversely affect the decision of a person reasonably considering whether or not to provide finance to the Borrower.

(b)	Any expressions of opinion or intention provided by or on behalf of any member of the Mechel Mining Group in connection with any Finance Document were made after due and careful consideration and based on reasonable grounds.

(c)	Nothing has occurred or been omitted from the factual information referred to in paragraph (a) above and no information has been given or withheld that results in that information being untrue or misleading in any material respect.

17.14	Financial statements

(a)	Each Obligor’s Original Financial Statements were prepared in accordance with the Applicable Accounting Standards consistently applied.

(b)	Each Obligor’s Original Financial Statements fairly represent its financial condition and operations as at the end of and for the relevant financial year and financial quarter.

(c)	Save as disclosed to the Facility Agent before the Designated Date, there has been no material adverse change in the business or financial condition of the Mechel Mining Group since 31 December 2011.

17.15	No proceedings pending or threatened

Save as disclosed to the Facility Agent before the Designated Date, no litigation, arbitration or administrative proceedings of or before any court, arbitral body or Agency (including any arising from or relating to Environmental Law) which, in the reasonable opinion of the Facility Agent, are reasonably likely to be adversely determined and, if adversely determined, would result in liabilities in an aggregate amount exceeding US$15,000,000 for any Mining Obligor other than Mechel Mining or for any Material Mining Subsidiary, or US$100,000,000 for the Mechel Mining Group as a whole in any financial year of the Borrower, have been started or (to the best of its knowledge and belief) threatened against any Mining Obligor or any Material Mining Subsidiary.

17.16	Compliance with laws

Each Mining Obligor and each Material Mining Subsidiary is conducting its business and operations in compliance with all laws and regulations and all directives of any Agency having legal force applicable or relevant to it, excluding any non-compliance that would not have a Material Adverse Effect.

17.17	Payment of Taxes

No Mining Obligor nor any Material Mining Subsidiary has any overdue tax liabilities, other than:

(a)	those it is contesting in good faith by appropriate proceedings and in respect of which adequate reserves (in the opinion of the International Auditors or, pending an assessment by the International Auditors, in the reasonable opinion of the relevant Mining Obligor or Material Mining Subsidiary) have been established (unless, in such opinion of the International Auditors, Mining Obligor or Material Mining Subsidiary (as the case may be), no reserves are required in respect of such tax liabilities); or

(b)	those which at any time do not exceed (in aggregate among all of the Mining Obligors and Material Mining Subsidiaries) US$50,000,000 (provided that the difference between (i) such overdue tax liabilities and (ii) the amount (in aggregate among all Mining Obligors and Material Mining Subsidiaries) of Taxes owing or reasonably expected to be repaid or refunded by the relevant tax authorities to any Mining Obligor or any Material Mining Subsidiary shall not exceed US$20,000,000) and are overdue for a period of not more than 90 days.

17.18	Security

(a)	Except as provided under the Security Documents, no Security exists over any of the Security Assets.

(b)	Subject to any applicable Legal Reservations, the security interests created by the Security Documents are first priority security interests over the Security Assets (other than the Relevant Borrower Assets) and will be effective before and during the insolvency, bankruptcy or liquidation of a Mining Obligor, are effective against all unsecured creditors of a Mining Obligor and all third parties (subject to any claims that are mandatorily preferred by Russian law), and are not liable to be avoided or otherwise set aside on the liquidation or administration (or other analogous proceedings) of a Mining Obligor or otherwise.

(c)	The execution by an Mining Obligor of the Finance Documents to which it is a party, and its exercise of its rights and performance of its obligations thereunder, will not result in the existence of or oblige it to create any Security over any of its present or future assets, except as provided in the Security Documents.

17.19	Title

(a)	Each Mining Obligor has good and marketable title to the assets (other than the Relevant Borrower Assets) subject to the Security created by it pursuant to any Security Document, free from all Security except the Security created pursuant to, or permitted by, the Finance Documents or created with the prior consent of the Facility Agent.

(b)	The Borrower will have full legal and beneficial title to, and ownership of, the Products delivered under each Assigned Export Contract at the point referred to therein for the passing of title to the Products, and the Export Receivables arising under each Assigned Export Contract are the full legal property of the Borrower. The Borrower is not acting as a commission agent for any party in relation to any Assigned Export Contract.

(c)	Each Trader will have full legal and beneficial title to, and ownership of, the Products delivered under each relevant Assigned Offtake Contract to which it is a party at the point referred to therein for the passing of title to the Products, and the receivables arising under each such Assigned Offtake Contract are the full legal property of the relevant Trader.

17.20	Commercial Contracts

(a)	Each Commercial Contract constitutes a legal, valid and binding obligation of each party thereto, enforceable against each such party in accordance with its terms, subject to any applicable Legal Reservations.

(b)	The Borrower and each Trader have entered into each Commercial Contract to which they are a party on an arm’s length basis.

(c)	Neither the Borrower nor any Trader has sold, transferred, assigned or otherwise disposed of any of its rights, title or interest in or to the Commercial Contracts or any amounts payable thereunder (except as contemplated under the Finance Documents).

(d)	The Commercial Contracts are in full force and effect and no amendment to, or variation or waiver of, any material term of any Commercial Contract (other than any Acceptable Amendment) has been agreed to or permitted without the prior consent of the Facility Agent, and neither the Borrower nor any Trader is in breach of any material provision of any Commercial Contract.

(e)	No provision of the Commercial Contracts prohibits or limits the Security contemplated by the Finance Documents.

(f)	This Clause 17.20 shall not apply to any Replaced Commercial Contract.

17.21	Environmental releases

To the best of the Borrower’s knowledge and belief, having made due and careful enquiry, no:

(a)	property currently or previously owned, leased, occupied or controlled by any Mining Obligor or any member of the Mechel Mining Group (including any offsite waste management or disposal location utilised by any Mining Obligor or any member of the Mechel Mining Group) is contaminated with any Hazardous Substance; and

(b)	discharge, release, leaching, migration or escape of any Hazardous Substance into the Environment has occurred or is occurring on, under or from that property,

in each case in circumstances (whether as a result of a single circumstance or otherwise) where this would be reasonably likely to have a Material Adverse Effect.

17.22	Environmental Laws and Licences

Each Mining Obligor and each member of the Mechel Mining Group has:

(a)	complied with all Environmental Laws to which it may be subject;

(b)	obtained all Environmental Licences required in connection with its business; and

(c)	complied with the terms of those Environmental Licences,

in each case in circumstances where non-compliance (whether as a result of a single failure or otherwise) would be reasonably likely to have a Material Adverse Effect.

17.23	Private and commercial acts

The execution by each Mining Obligor of the Transaction Documents to which it is a party constitutes, and its exercise of its rights and performance of its obligations thereunder will constitute, private and commercial activities done and performed for private and commercial purposes (rather than public and governmental purposes).

17.24	Interested party and major transactions

None of the Finance Documents, and none of the transactions contemplated thereunder, does or will constitute a major transaction or an interested party transaction for any Russian Obligor that is also a Mining Obligor under the JSC Law or the LLC Law (as the case may be), except where requisite corporate approvals authorising all major transactions and all interested party transactions have been obtained (or will be obtained pursuant to the terms of this Agreement) by it with respect to such Finance Documents.

17.25	No immunity

In any proceedings taken in the Russian Federation, Singapore, Switzerland, England or any other jurisdiction in relation to the Finance Documents, no Mining Obligor will be entitled to claim for itself or any of its assets immunity from suit, execution, attachment or other legal process.

17.26	No UK establishment

Each Trader and the Borrower has not registered one or more “establishments” (as that term is defined in Part I of the Overseas Companies Regulations 2009) with the Companies Registry or, if it has so registered, it has provided to the Facility Agent sufficient details to enable an accurate search against it to be undertaken by the Lenders at the Companies Registry.

17.27	Repetition

The Repeating Representations are deemed to be made by the Borrower by reference to the facts and circumstances then existing on the date of each Utilisation Request, the date of each Utilisation and the first day of each Interest Period.

18	Information undertakings

The undertakings in this Clause 18 remain in force from the Designated Date for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

18.1	Financial statements

The Borrower shall supply to the Facility Agent in sufficient copies for all the Lenders:

(a)	in respect of the Borrower and KGOK, as soon as the same become available, but in any event by email or fax within 95 days after the end of each of its financial years, its audited financial statements for that financial year, prepared using RAS;

(b)	in respect of the Borrower and KGOK, as soon as the same become available, but in any event within 40 days after the end of each of its financial quarters (other than the last financial quarter in each financial year), its financial statements for that financial quarter, prepared using RAS;

(c)	in respect of Mechel Mining, as soon as the same become available, but in any event within 180 days after the end of each of its financial years, its audited consolidated financial statements for that financial year, prepared using US GAAP or IFRS;

(d)	in respect of Mechel Mining, as soon as the same become available, but in any event within 135 days after the end of each of its financial half-years, its unaudited consolidated financial statements for that financial half-year, prepared using US GAAP or IFRS and reviewed by its International Auditors;

(e)	in respect of Mechel Mining, as soon as the same become available, but in any event within 110 days after 31 March and 30 September in each calendar year, its unaudited unconsolidated financial statements for that financial quarter, prepared using RAS;

(f)	in respect of Mechel Mining, as soon as the same become available, but in any event within 120 days after the end of each of its financial years, its unaudited unconsolidated financial statements for that financial year, prepared using RAS;

(g)	in respect of MCAG, as soon as the same become available, but in any event within 240 days after the end of each of its financial years, its audited financial statements for that financial year, prepared using Swiss Auditing Standards;

(h)	in respect of MCAG, as soon as the same become available, but in any event within 180 days after the end of each of its financial half-years, its unaudited financial statements for that financial half-year, prepared using Swiss Auditing Standards;

(i)	in respect of MCSGP, as soon as the same become available, but in any event within 240 days after the end of each of its financial years, its audited financial statements for that financial year, prepared using Singapore Auditing Standards; and

(j)	in respect of MCSGP, as soon as the same become available, but in any event within 180 days after the end of each of its financial half-years, its unaudited financial statements for that financial half-year, prepared using Singapore Auditing Standards.

18.2	Requirements as to financial statements

(a)	Each set of financial statements delivered pursuant to Clause 18.1 (Financial statements) shall be certified by an authorised signatory of the Borrower as fairly representing the financial condition and operations of the relevant entity as at the end of and for the period in relation to which those financial statements were drawn up.

(b)	The Borrower shall ensure that each set of financial statements delivered pursuant to Clause 18.1 (Financial statements) is prepared using the accounting practices and financial reference periods consistent with those applied in the preparation of the relevant Original Financial Statements, unless, in relation to any set of financial statements, it notifies the Facility Agent that there has been a change in the accounting practices or reference periods and its International Auditors deliver to the Facility Agent:

(i)	a description of any change necessary for those financial statements to reflect the accounting practices and reference periods upon which those Original Financial Statements were prepared; and

(ii)	sufficient information, in form and substance as may be required by the Facility Agent, to enable the Lenders to determine whether Clause 19 (Financial covenants) has been complied with and make an accurate comparison between the financial position indicated in those financial statements and the Original Financial Statements.

Any reference in this Agreement to those financial statements shall be construed as a reference to those financial statements as adjusted to reflect the basis upon which those Original Financial Statements were prepared.

18.3	Reports

(a)	As soon as the same become available, but in any event within 30 days after the end of each calendar month, the Borrower shall supply to the Facility Agent by email:

(i)	a Debt Amortisation Report; and

(ii)	a Turnover Ratio Report in respect of that calendar month.

(b)	The Borrower shall supply to the Facility Agent by email the updated 3-year financial projections in respect of the Mechel Mining Group within three Months after the end of each financial half-year of Mechel Mining

(c)	As soon as the same becomes available, but in any event by 1 September of each calendar year, the Borrower shall supply to the Facility Agent by email a Capital Expenditure Report setting out the Capital Expenditure of the Mechel Mining Group incurred (or agreed to be incurred) during the preceding six calendar months and the source of funds for such Capital Expenditure.

(d)	As soon as the same becomes available, but in any event by 15 May of each calendar year, the Borrower shall supply to the Facility Agent by email a Capital Expenditure Report setting out:

(i)	the Capital Expenditure of the Mechel Mining Group projected to be incurred (or projected to be agreed to be incurred) during the next 36 Months, and the source of funds for such Capital Expenditure; and

(ii)	the Capital Expenditure of the Mechel Mining Group incurred (or agreed to be incurred) during the preceding calendar year and the source of funds for such Capital Expenditure.

(e)	If EBITDA in respect of any Relevant Period has been adjusted in respect of any Acquisition in accordance with the last clause of the definition of EBITDA, the Borrower shall supply to the Facility Agent computations setting out in reasonable detail the basis for such calculations and a confirmation from the International Auditors as to the accuracy of the same.

18.4	Compliance Certificate

(a)	With each set of financial statements delivered pursuant to paragraphs (c) and (d) of Clause 18.1 (Financial statements), the Borrower shall provide the Facility Agent with a Compliance Certificate, signed by a duly authorised officer of the Borrower, in substantially the form set out in Schedule 7 (Form of Compliance Certificate).

(b)	If the Borrower is unable to make the confirmations set out in a Compliance Certificate, then the Borrower will provide a certificate to the Facility Agent (signed by a duly authorised officer) setting out in reasonable detail the reasons why the Borrower is unable to provide a Compliance Certificate (such certificate to include the actual value of any covenant breached, the value of the covenant required of the Borrower and any calculations that may be required in order to show why the Borrower is not in such compliance).

18.5	Information: miscellaneous

(a)	The Borrower shall supply to the Facility Agent by email and, if so requested by a Lender (through the Facility Agent), in hard copy:

(i)	all documents dispatched by it or Mechel Mining to its or Mechel Mining’s creditors or shareholders (or any class of them) generally at the same time as they are dispatched provided that, if such documents are subject to confidentiality restrictions imposed by a regulator, stock exchange or other relevant authority which would prevent the Borrower from supplying them to the Facility Agent, the Borrower shall be under no obligation to do so until and for as long as such restrictions apply;

(ii)	promptly upon becoming aware of the same, details of any expropriation, attachment, sequestration, distress or execution that affects (A) any asset of any Mining Obligor, where the book value of such asset exceeds US$1,000,000 or (B) any asset of any member of the Mechel Mining Group, where the book value of such asset exceeds US$5,000,000;

(iii)	promptly upon becoming aware of the same, details of any material breach, or any event that could lead to a material breach, of any material provision of any Commercial Contract;

(iv)	promptly upon becoming aware of the same, details of any event which might reasonably be expected to constitute an event of force majeure under any Commercial Contract;

(v)	any other details in relation to a Commercial Contract that a Lender may reasonably request (through the Facility Agent);

(vi)	promptly upon becoming aware of the same, details (in English) of any litigation, arbitration or administrative proceedings which are current, threatened or pending against any Mining Obligor, where the amount in dispute or the value of any potential loss to it exceeds US$15,000,000 (or its equivalent in another currency or currencies);

(vii)	promptly upon becoming aware of the same, the details of any claim, notice or other communication received by it in respect of any actual or alleged breach of or liability under Environmental Law, or any event or circumstance which is likely to result in any such claim or notice, which, if substantiated, would result in liabilities of, and/or expenditure by, any Mining Obligor and/or any member of the Mechel Mining Group in excess of US$3,000,000 (or its equivalent in another currency or currencies) in aggregate in any financial year of the Borrower;

(viii)	all further information a Lender may reasonably request (through the Facility Agent); and

(ix)	details of any event which may have a Material Adverse Effect; and

(x)	such further information regarding the financial condition, business and operations of a Mining Obligor or any member of the Mechel Mining Group as a Finance Party (through the Facility Agent) may reasonably request.

18.6	Notification of Event of Default

(a)	The Borrower shall notify the Facility Agent of any Event of Default or Potential Event of Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence.

(b)	Promptly upon a request by the Facility Agent, the Borrower shall supply to the Facility Agent a certificate signed by its authorised signatory certifying that no Event of Default is continuing (or if an Event of Default or a Potential Event of Default is continuing, specifying the Event of Default or the Potential Event of Default (as the case may be) and the steps, if any, being taken to remedy it).

18.7	Access to books, records and Products

At the request of the Facility Agent (acting reasonably), the Borrower shall, and shall ensure that each Trader shall, provide the Finance Parties with reasonable access to, and shall permit reasonable inspection of the books and records, and any inventories of Products, of the Borrower and each Trader, in each case at reasonable times, except where such access or inspection is prohibited by Russian law.

18.8	“Know your customer” checks

(a)	If:

(i)	the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the Designated Date;

(ii)	any change in the control or status of an Obligor occurs after the Designated Date; or

(iii)	a proposed assignment or transfer by a Lender of any of its rights and obligations under this Agreement to a party that is not a Lender prior to such assignment or transfer,

obliges the Facility Agent or any Lender (or, in the case of paragraph (iii) above, any prospective new Lender) to comply with “know your customer” or similar identification procedures in circumstances where the necessary information is not already available to it, the Borrower shall promptly upon the request of the Facility Agent or any Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Facility Agent (for itself or on behalf of any Lender) or any Lender (for itself or, in the case of the event described in paragraph (iii) above, on behalf of any prospective new Lender) in order for the Facility Agent, such Lender or, in the case of the event described in paragraph (iii) above, any prospective new Lender to carry out and be satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

(b)	Each Lender shall promptly upon the request of the Facility Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Facility Agent (for itself) in order for the Facility Agent to carry out and be satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

(c)	The Borrower shall, by not less than 10 Business Days’ prior notice to the Facility Agent, notify the Facility Agent (which shall promptly notify the Lenders) of its intention to request that one of its Subsidiaries becomes an Obligor (as defined in this Agreement).

(d)	Following the giving of any notice pursuant to paragraph (c) above, if such Subsidiary becoming an Obligor obliges the Facility Agent or any Lender to comply with “know your customer” or similar identification procedures in circumstances where the necessary information is not already available to it, the Borrower shall promptly upon the request of the Facility Agent or any Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Facility Agent (for itself or on behalf of any Lender) or any Lender (for itself or on behalf of any prospective new Lender) in order for the Facility Agent or such Lender or any prospective new Lender to carry out and be satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations pursuant to such Subsidiary becoming an Obligor.

18.9	Use of websites

(a)	The Borrower may satisfy its obligations under this Agreement to deliver any information in relation to those Lenders (the “Website Lenders”) who accept this method of communication by posting this information onto an electronic website designated by the Borrower and the Facility Agent (the “Designated Website”) if:

(i)	the Facility Agent expressly agrees (after consultation with each of the Lenders and acting reasonably) that it will accept communication of the information by this method;

(ii)	both the Borrower and the Facility Agent are aware of the address of and any relevant password specifications for the Designated Website; and

(iii)	the information is in a format customarily used for the dissemination of such information.

If any Lender (a “Paper Form Lender”) does not agree to the delivery of information electronically (whether by posting on the Designated Website or by email) then the Facility Agent shall notify the Borrower accordingly and the Borrower shall supply the information to the Facility Agent (in sufficient copies for each Paper Form Lender) in paper form. In any event the Borrower shall supply the Facility Agent with at least one copy in paper form of any information required to be provided by it.

(b)	The Facility Agent shall supply each Website Lender with the address of and any relevant password specifications for the Designated Website following designation of that website by the Borrower and the Facility Agent.

(c)	The Borrower shall promptly upon becoming aware of its occurrence notify the Facility Agent if:

(i)	the Designated Website cannot be accessed due to technical failure;

(ii)	the password specifications for the Designated Website change;

(iii)	any new information which is required to be provided under the Finance Documents is posted onto the Designated Website;

(iv)	any existing information which has been provided under this Agreement and posted onto the Designated Website is amended; or

(v)	the Borrower becomes aware that the Designated Website or any information posted onto the Designated Website is or has been infected by any electronic virus or similar software.

(d)	If the Borrower notifies the Facility Agent under paragraph (c)(i) or paragraph (c)(v) above, all information to be provided by the Borrower under this Agreement after the date of that notice shall be supplied in paper form unless and until the Facility Agent is satisfied that the circumstances giving rise to the notification are no longer continuing.

(e)	Any Website Lender may request, through the Facility Agent, one paper copy of any information required to be provided under this Agreement which is posted onto the Designated Website. The Borrower shall comply with any such request within 15 Business Days of receipt.

19	Financial covenants

The financial undertakings in this Clause 19 remain in force from the Designated Date for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

19.1	Financial condition

(a)	The Borrower shall procure that at all times Mechel Mining’s Shareholder Equity is greater than or equal to US$4,000,000,000.

(b)	The Borrower shall procure that:

(i)	the ratio of Mechel Mining’s Net Borrowings to its EBITDA for the Relevant Periods ending 31 December 2012 and 30 June 2013 shall not exceed 3.5:1.0;

(ii)	as of 31 December 2013 and at any time thereafter, the ratio of Mechel Mining’s Net Borrowings to its EBITDA for the then most recently ended Relevant Period shall each not exceed 3.0:1.0; and

(iii)	the ratio of Mechel Mining’s EBITDA to its Net Interest Expense for the Relevant Period ending 30 June 2012 and each Relevant Period thereafter shall each not be less than 4.0:1.0.

(c)	The Borrower shall ensure that on any date on which the ratio of Mechel Mining’s Net Borrowings to its EBITDA for the most recently ended Relevant Period exceeds 3.0:1.0 the aggregate outstanding principal, capital or nominal amount (and any fixed or minimum premium payable on prepayment or redemption) of the consolidated Financial Indebtedness of the Mechel Mining Group (excluding any Financial Indebtedness constituted of loans from any member of the Mechel Group) is less than or equal to US$4,000,000,000.

(d)	The Borrower shall ensure that, as of 31 December 2012 and thereafter, no Financial Indebtedness of the Mechel Mining Group shall be constituted of loans from any member of the Mechel Group that is not a member of the Mechel Mining Group.

19.2	Financial covenant calculations

Net Borrowings, Shareholder Equity, EBITDA and Net Interest Expense shall be calculated and interpreted on a consolidated basis in respect of Mechel Mining and in accordance with the accounting standards applicable to the Original Financial Statements and shall be expressed in Dollars.

19.3	Definitions

In this Agreement:

“Cash and Cash Equivalent Investments” means, at any time:

(a)	any credit balance and cash denominated in any currency, including Roubles;

(b)	securities with a maturity of less than 12 months from the date of acquisition issued or fully guaranteed or fully insured by the Government of the United States of America or any member state of the European Union which is rated at least BB by Standard & Poor’s or Ba2 by Moody’s;

(c)	commercial paper or other debt securities issued by an issuer rated at least B-1 by Standard & Poor’s or P-2 by Moody’s and with a maturity of less than 12 months;

(d)	certificates of deposit or time deposits of any commercial bank and with a maturity of less than six months; and

(e)	any other amounts and investments shown as cash and cash equivalents in the most recent audited consolidated financial statements of Mechel Mining,

in each case not subject to any Security (other than pursuant to any customary bankers’ liens arising by operation of law) and the proceeds of which are capable of being remitted to a member of the Mechel Mining Group;

“EBITDA” means, in relation to any Relevant Period, the net income of the Mechel Mining Group, before taking into account:

(a)	any provision or payment on account of income taxation;

(b)	any interest, commission, discounts or other fees incurred or payable, received or receivable by any member of the Mechel Mining Group in respect of Financial Indebtedness;

(c)	any items that are treated as exceptional or extraordinary items including any amounts in relation to:

(i)	foreign exchange gain or loss;

(ii)	the revaluation or impairment of a non-current asset or any gain or loss of book value arising on the disposal of a non-current asset by any member of the Mechel Mining Group;

(iii)	the revaluation of any contingent liabilities (including the Bluestone Contingent Liabilities) of any member of the Mechel Mining Group;

(iv)	any gain or loss from discontinued operations; or

(v)	any gain or loss on disposal of all or part of the interest in any member of the Mechel Mining Group;

(d)	any amount attributable to amortisation or impairment of intangible assets, including goodwill and depreciation of tangible assets;

(e)	any dividends paid or payable by any member of the Mechel Mining Group; and

(f)	any amount attributable to non-controlling interests,

as determined (except as needed to reflect the terms of this Clause 19) from the financial statements of the Mechel Mining Group and Compliance Certificates delivered under Clauses 18.1 (Financial statements) and 18.4 (Compliance Certificate), and adjusted by including the net income before taking into account the items in (a) to (f) above (calculated on the same basis as EBITDA), attributable to any Acquisition that occurred during the Relevant Period prior to the occurrence of such Acquisition.

“Interest Expense” means, as at any particular time, in relation to any Relevant Period, the aggregate amount of interest and any other finance charges (whether or not paid, payable or capitalised) accrued by the Mechel Mining Group in that Relevant Period in respect of Borrowings as determined (except as needed to reflect the terms of this Clause 19) from the financial statements of the Mechel Mining Group and Compliance Certificates delivered under Clauses 18.1 (Financial statements) and 18.4 (Compliance Certificate).

“Interest Income” means in relation to any Relevant Period, the aggregate interest (whether or not received) accrued due to the Mechel Mining Group in that Relevant Period on any Cash and Cash Equivalent Investment.

“Net Borrowings” means, as at any particular time, Borrowings minus Cash and Cash Equivalent Investments.

For this purpose, any amount outstanding or repayable in a currency other than Dollars shall on that day be taken into account in its Dollar equivalent at the rate of exchange that would have been used had an audited balance sheet of the Mechel Mining Group been prepared as at that day in accordance with the accounting standards applicable to the Original Financial Statements of Mechel Mining.

“Net Interest Expense” means, in relation to any Relevant Period, the Interest Expense for that Relevant Period less Interest Income for that Relevant Period.

“Relevant Period” means:

(a)	each period of 12 Months ending on the last day of each financial year of Mechel Mining; or

(b)	each period of 12 Months ending on the last day of each financial half-year of Mechel Mining.

“Shareholder Equity” means the book value of the total equity of the Mechel Mining Group as determined from the financial statements of the Mechel Mining Group, and Compliance Certificates delivered under Clauses 18.1 (Financial statements) and 18.4 (Compliance Certificate).

20	General undertakings

The undertakings in this Clause 20 remain in force from the Signing Date for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

20.1	Authorisations

(a)	The Borrower shall (and shall ensure that each other Mining Obligor will) promptly:

(i)	obtain, comply with and do all that is necessary to maintain in full force and effect; and

(ii)	upon request, supply certified copies to the Facility Agent of,

any Authorisation required under any applicable law or regulation to enable it to enter into, perform its obligations and exercise its rights under the Finance Documents and to ensure the legality, validity, enforceability or admissibility in evidence of any Finance Document and its obligations thereunder, and shall ensure that such Authorisation is free from onerous conditions.

(b)	The Borrower shall (and shall ensure that each other Mining Obligor will) promptly:

(i)	obtain, comply with and do all that is necessary to maintain in full force and effect; and

(ii)	upon request, supply certified copies to the Facility Agent of,

any Authorisation required under any applicable law or regulation to enable it to enter into, perform its obligations and exercise its rights under the Commercial Contracts and to ensure the legality, validity, enforceability or admissibility in evidence of any Commercial Contract and its obligations thereunder, and shall ensure that such Authorisation is free from onerous conditions, except where failure to comply with this paragraph (b) could not reasonably be expected to have a Material Adverse Effect.

20.2	Compliance with laws

The Borrower shall (and shall ensure that each other Mining Obligor will) comply in all material respects with all laws to which it may be subject, if failure so to comply would impair its ability to perform any of its obligations under the Finance Documents or any of its material obligations under the Commercial Contracts.

20.3	Pari passu ranking

The Borrower shall (and shall ensure that each other Mining Obligor will) procure that the claims of the Finance Parties against it under the Finance Documents do and will rank at least pari passu with the claims of all its other present and future unsecured and unsubordinated creditors, except for claims mandatorily preferred by law.

20.4	Acquisitions

(a)	The Borrower shall not (and shall ensure that no other Mining Obligor or member of the Mechel Mining Group will) make (or agree to make) any Acquisition without the prior written consent of the Facility Agent.

(b)	Paragraph (a) above does not apply to any Permitted Acquisition.

20.5	Negative pledge

(a)	The Borrower shall not, and shall ensure that no other Mining Obligor or member of the Mechel Mining Group will, create or permit to subsist any Security over any Security Asset, other than any Security created:

(i)	pursuant to the Finance Documents; or

(ii)	with the prior consent of the Facility Agent.

(b)	The Borrower shall not, and shall ensure that no other Mining Obligor or Material Mining Subsidiary will, create or permit to subsist any Security over any of its assets.

(c)	The Borrower shall not (and shall ensure that no other Mining Obligor or member of the Mechel Mining Group will):

(i)	sell, transfer or otherwise dispose of any of its assets on terms whereby they are or may be leased to or re-acquired by the Borrower, any other Mining Obligor or any other member of the Mechel Mining Group;

(ii)	sell, transfer or otherwise dispose of any of its receivables on recourse terms;

(iii)	enter into any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts; or

(iv)	enter into any other preferential arrangement having a similar effect,

in circumstances where the arrangement or transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset.

(d)	Paragraphs (b) and (c) above do not apply to any Permitted Security.

20.6	Disposals

(a)	The Borrower shall not (and shall ensure that no other Mining Obligor or Material Mining Subsidiary will) enter into a single transaction or a series of transactions (whether related or not and whether voluntary or involuntary) to sell, lease, transfer or otherwise dispose of any asset without the prior written consent of the Facility Agent.

(b)	Paragraph (a) above does not apply to any Permitted Disposal.

20.7	Reorganisation

The Borrower shall not (and shall ensure that no other Mining Obligor or Material Mining Subsidiary will) enter into or become subject to any consolidation or reorganisation, whether by way of merger (sliyaniye obschestva), company accession (prisoedinyeniye obschestva), company division (razdelyeniye obschestva), company separation (vydelyeniye obschestva), company transformation (preobrazovaniye obschestva), company liquidation (likvidatsiya obschestva) or any other company reorganisation (reorganizatsiya obschestva) (as these terms are construed by applicable Russian law) or otherwise, or any analogous transaction in any jurisdiction, in each case without prior consent of the Facility Agent (acting on the instructions of the Majority Lenders) other than any solvent corporate reorganisation of any member of the Mechel Mining Group that is not a Mining Obligor.

20.8	Constitutional documents

The Borrower shall not (and shall ensure that no other Mining Obligor will) amend its constitutional documents in any way which could contravene or result in contravention of any provision of a Finance Document or any material provision of a Commercial Contract.

20.9	Restricted payments

(a)	The Borrower shall ensure that Mechel Mining will not pay, make or declare any dividend or other distribution.

(b)	Paragraph (a) above shall not apply to any Permitted Dividends.

(c)	The Borrower shall ensure that Mechel Mining will not reduce, return, purchase, repay, cancel or redeem any of the shares of Mechel Mining without the prior consent of the Facility Agent.

(d)	Paragraph (c) above shall not apply to any Permitted Share Redemption.

(e)

The Borrower shall not (and shall ensure that no other Mining Obligor or member of the Mechel Mining Group will) make any investment in, or pay any fee or make any advance or other kind of payment (other than a salary payment or other payment due to an employee of a Mining Obligor or a member of the Mechel Mining Group which is made in the ordinary course of business) to, any Restricted Person. For the avoidance of doubt, nothing contained in this paragraph (e) shall restrict Mechel Mining’s ability to pay any dividend to any Restricted Person in accordance with paragraphs (a) to (c) above or to make any Permitted Share Redemption.

20.10	Change of business

The Borrower shall ensure that no substantial change is made to the general nature of the business of any Mining Obligor or Material Mining Subsidiary, or of the business of the Mechel Mining Group taken as a whole, from that carried on at the Designated Date.

20.11	Maintenance of status

The Borrower shall (and shall ensure that each other Mining Obligor will):

(a)	do all such things as are necessary to maintain its corporate existence; and

(b)	ensure that it has the right and is duly qualified to conduct in all material respects its business as it is conducted in all applicable jurisdictions.

20.12	Prompt payment of Taxes

The Borrower shall (and shall ensure that each other Mining Obligor and Material Mining Subsidiary will) duly pay all Taxes payable by it, other than:

(a)	those it is contesting in good faith by appropriate proceedings and in respect of which adequate reserves (in the opinion of the International Auditors or, pending an assessment by the International Auditors, in the reasonable opinion of the relevant Mining Obligor or Material Mining Subsidiary) have been established (unless, in such opinion of the International Auditors, Mining Obligor or Material Mining Subsidiary (as the case may be), no reserves are required in respect of such tax liabilities); or

(b)	those which at any time do not exceed (in aggregate among all of the Borrower, any other Mining Obligor and any member of the Mechel Mining Group) US$50,000,000 (provided that the difference between (i) such overdue tax liabilities and (ii) the amount (in aggregate among all of the Borrower, any other Mining Obligor and any member of the Mechel Mining Group) of Taxes owing or reasonably expected to be repaid or refunded by the relevant tax authorities to the Borrower, any other Mining Obligor or any member of the Mechel Mining Group shall not exceed US$20,000,000) and are overdue for a period of not more than 90 days.

20.13	Environmental undertakings

The Borrower shall (and shall ensure that each other Mining Obligor and Material Mining Subsidiary will):

(a)	comply with all Environmental Laws to which it may be subject;

(b)	obtain all Environmental Licences required or desirable in connection with its business; and

(c)	comply with the terms of all those Environmental Licences,

in each case where failure to do so, whether as a result of a single failure or otherwise, is reasonably likely to have a Material Adverse Effect.

20.14	Health and safety undertakings

The Borrower shall (and shall ensure that each other Mining Obligor and Material Mining Subsidiary will):

(a)	comply with all Health and Safety Laws to which it may be subject;

(b)	obtain all Health and Safety Licences required or desirable in connection with its business; and

(c)	comply with the terms of all those Health and Safety Licences,

in each case where failure to do so, whether as a result of a single failure or otherwise, is reasonably likely to have a Material Adverse Effect.

20.15	Commercial Contracts

(a)	The Borrower shall not (and shall ensure that none of the Traders will), without the consent of the Facility Agent (acting on the instructions of the Majority Lenders):

(i)	agree to or permit any amendment to, or variation or waiver of, any material term of any relevant Commercial Contract (except for an Acceptable Amendment);

(ii)	agree to or permit the cancellation, suspension, termination or revocation of any relevant Commercial Contract (other than an Assigned Offtake Contract that is promptly replaced by another Assigned Offtake Contract);

(iii)	release any other party to a relevant Commercial Contract from its material obligations under that Commercial Contract;

(iv)	consent to any act or omission by any other party to a relevant Commercial Contract which could constitute a material breach of that Commercial Contract;

(v)	exercise any right of set-off or counterclaim under the relevant Commercial Contracts; or

(vi)	transfer any of its material obligations under any relevant Commercial Contract to any person.

(b)	Except with the consent of the Facility Agent (acting on the instructions of the Majority Lenders), the Borrower shall (and shall ensure that each Trader will):

(i)	duly and punctually comply with, and maintain in full force and effect, its material obligations under each relevant Commercial Contract (notwithstanding the existence of a dispute or event of force majeure (however defined)) and exercise all of its rights against the other parties to the relevant Commercial Contracts;

(ii)	ensure that all payments under an Assigned Export Contract are made to the Borrower Collection Account (except for the first payment after the date of opening or refiling of a transaction passport in respect of the relevant Assigned Export Contract) without set-off or counterclaim;

(iii)	ensure that all payments under an Assigned Offtake Contract are made to the relevant Trader Collection Account without set-off or counterclaim;

(iv)	ensure that each Assigned Export Contract, and all invoices and like documents delivered under each Assigned Export Contract shall, unless otherwise directed by the Facility Agent, contain a provision irrevocably directing that all payments thereunder be made to the Borrower Collection Account (except for the first payment after the date of opening or refiling of a transaction passport in respect of the relevant Assigned Export Contract) and without set-off or counterclaim;

(v)	ensure that each Assigned Offtake Contract, and all invoices and like documents delivered under each Assigned Offtake Contract shall, unless otherwise directed by the Facility Agent, contain a provision irrevocably directing that all payments thereunder be made only to the relevant Trader Collection Account and without set-off or counterclaim;

(vi)	if requested by the Facility Agent, deliver to the Facility Agent a copy of the commercial invoice, delivery and acceptance act (if any) and/or like documents for each delivery of the Products under each Commercial Contract; and

(vii)	enter into each Commercial Contract on an arm’s length basis and on commercial terms generally acceptable in the international industry for the relevant Product in the then prevailing business and economic environment.

(c)	This Clause 20.15 shall not apply to any Replaced Commercial Contract.

20.16	Assigned Offtake Contracts

(a)	The Borrower shall, from time to time, designate Offtake Contracts as Assigned Offtake Contracts by listing such Offtake Contracts on a Designation Schedule in order to meet the requirements of Clause 20.19 (Offtake Contract Cover Ratio).

(b)	Except with the consent of the Facility Agent (acting on the instructions of the Majority Lenders), the Borrower shall ensure that, in relation to each Assigned Offtake Contract (other than a Spot Offtake Contract):

(i)	such contract by its terms is expressed to be assignable to the Security Trustee;

(ii)	such contract contains a provision requiring payment to the relevant Trader Collection Account;

(iii)	within five Business Days of the date of such Assigned Offtake Contract, the relevant Trader has duly executed a Memorandum of Acknowledgement (without the signature of the relevant Offtaker) in relation to that contract and the same have been delivered to the Security Trustee; and

(iv)	within 30 Business Days of the date of such Assigned Offtake Contract, either (I) the relevant Offtaker has duly executed a Memorandum of Acknowledgement in relation to that contract and the same has been delivered to the Security Trustee or (II) the Borrower has complied with its obligations under paragraph (d) below of this Clause 20.16;

(v)	such contract is governed by English law, Singapore law or Swiss law (provided the Offtaker under the relevant Swiss law governed contract consents to the choice of English law to govern the relevant Assignment of Offtake Contracts);

(vi)	such contract provides for payment in Dollars no later than 60 days after the date on which the Products are delivered to the Offtaker and provides for any additional payment terms specified as being applicable to that Offtaker in Schedule 15 (Approved Offtakers) (in the case of an Approved Offtaker) or in the relevant approval from the Facility Agent (in the case of an Offtaker approved under paragraph (b) of the definition of Offtakers);

(vii)	such contract provides for deliveries of minimum quantities of Products for a period of not less than three Months; and

(viii)	if no Letter of Credit is issued in connection with such Assigned Offtake Contract, such contract (or the related Memorandum of Acknowledgement signed by the Offtaker) contains a provision pursuant to which the relevant Offtaker agrees to make all payments without set-off or counterclaim.

(c)	Except with the consent of the Facility Agent, the Borrower shall ensure that, if a Letter of Credit is issued in connection with an Assigned Offtake Contract:

(i)	such Letter of Credit and the proceeds thereunder are assignable in favour of the Security Trustee;

(ii)	such Letter of Credit is expressly governed by the provisions of the Uniform Customs and Practice for Documentary Credits (1993 revision) (UCP 500) or the Uniform Customs and Practice for Documentary Credits (2007 revision) (UCP 600);

(iii)	within five Business Days the relevant Trader has duly executed a Designation Schedule in relation to that Letter of Credit and the same has been delivered to the Security Trustee;

(iv)	the relevant Trader has duly executed a Memorandum of Acknowledgement (without the signature of the relevant L/C Bank) in relation to such Letter of Credit within five Business Days and that Trader complies with its obligations under clause 4.3 (Notice in respect of Letters of Credit) of the Assignment of Offtake Contracts; and

(v)	an Acceptable Bank is the bank that advises such Letter of Credit.

(d)	If, in relation to an Assigned Offtake Contract (other than a Spot Offtake Contract), an Offtaker is unwilling to execute a Memorandum of Acknowledgement, the Borrower shall:

(i)	promptly notify the Facility Agent;

(ii)	use its best endeavours (and the Borrower shall procure that the relevant Trader uses its best endeavours) to procure that such Offtaker executes such Memorandum of Acknowledgement (provided that this paragraph (ii) shall not oblige the Borrower to assume or incur (or oblige the Borrower to procure that such Trader assumes or incurs) any expenditure or obligation that is, in any material respect, more burdensome than the expenditure or obligation that other similarly situated companies would reasonably be expected to incur in similar circumstances);

(iii)	provide the Facility Agent with evidence reasonably satisfactory to the Facility Agent confirming that the Borrower and such Trader have used their best endeavours to procure that such Offtaker executes such Memorandum of Acknowledgement; and

(iv)	provide the Facility Agent with evidence reasonably satisfactory to the Facility Agent that the notice of assignment in such Memorandum of Acknowledgement, duly executed by such Trader, was received by such Offtaker.

(e)	In relation to each Assigned Offtake Contract, the Borrower shall procure that the relevant Trader delivers to the Facility Agent, no later than five Business Days prior to the beginning of each calendar month, a notice containing the following information:

(i)	the projected amount of advance payments to be made by each Offtaker thereunder in the following calendar month;

(ii)	the projected amount to be paid by Letter of Credit by each Offtaker thereunder in the following calendar month;

(iii)	the projected amount of open account payments to be made by each Offtaker thereunder in the following calendar month; and

(iv)	unless provided previously, a copy of each such contract and each Letter of Credit issued in respect of such contract.

(f)	This Clause 20.16 shall not apply to any Replaced Commercial Contract.

20.17	Spot Offtake Contracts

(a)	In accordance with paragraph (c)(iii) of Clause 20.19 (Offtake Contract Cover Ratio), the Borrower may, from time to time (but in relation to no more than three Designated Months in any calendar year), designate a Spot Offtake Contract as an Assigned Offtake Contract by listing such Spot Offtake Contract on a Designation Schedule.

(b)	Except with the consent of the Facility Agent (acting on the instructions of the Majority Lenders), the Borrower shall ensure that, in relation to each Assigned Offtake Contract that is a Spot Offtake Contract:

(i)	such contract by its terms is expressed to be assignable to the Security Trustee;

(ii)	such contract contains the text required pursuant to clause 4.2 (Notice and acknowledgement in respect of Spot Offtake Contracts) of the relevant Assignment of Offtake Contracts;

(iii)	such contract is governed by English law, Singapore law or Swiss law (provided the Offtaker under the relevant Swiss law governed contract consents to the choice of English law to govern the relevant Assignment of Offtake Contracts);

(iv)	such contract provides for payment in Dollars no later than 60 days after the date on which the Products are delivered to the Offtaker;

(v)	if no Letter of Credit is issued in connection with such Assigned Offtake Contract, such contract (or the related Memorandum of Acknowledgement signed by the Offtaker) contains a provision pursuant to which the relevant Offtaker agrees to make all payments without set-off or counterclaim.

(c)	This Clause 20.17 shall not apply to any Replaced Commercial Contract.

20.18	Assigned Export Contracts

(a)	No later than 45 days prior to the expiry of an Assigned Export Contract or promptly after an Assigned Export Contract has been cancelled, suspended, terminated or invalidated for any reason whatsoever, the Borrower shall deliver to the Facility Agent a replacement Assigned Export Contract.

(b)	Except with the consent of the Facility Agent (acting on the instructions of the Majority Lenders), the Borrower shall ensure that in relation to each replacement Assigned Export Contract:

(i)	such contract provides for deliveries of minimum quantities of Products for a period of not less than 36 Months;

(ii)	such contract provides for payment in US dollars;

(iii)	such contract by its terms is expressed to be assignable to the Security Agent;

(iv)	the Borrower and the relevant Trader have duly executed a Designation Schedule and a Memorandum of Acknowledgement in relation to such contract pursuant to the Assignment of Export Contracts and the same have been delivered to the Security Agent;

(v)	such contract contains a “top-up” clause, providing for the delivery obligations of the Borrower to be increased, if such increase is required to enable the Borrower to comply with its obligations under this Agreement;

(vi)	such contract is governed by English law; and

(vii)	if the terms of such contract are materially different to the terms of the relevant Original Export Contract, such contract is in form and substance reasonably acceptable to the Facility Agent.

(c)	The Borrower shall deliver Products to the Traders under Assigned Export Contracts at times and in amounts sufficient to ensure that:

(i)	the Traders are able to comply with their delivery obligations under the Assigned Offtake Contracts; and

(ii)	the requirements of Clause 20.19 (Offtake Contract Cover Ratio) are satisfied (after taking account of any prepayment of the Facility or monies credited to a Facility Account pursuant to paragraphs (c)(iv) and (v) thereof).

(d)	The Borrower shall deliver Products under the Assigned Export Contracts to the Traders at times and in amounts sufficient to ensure that the aggregate amount payable by the Traders under the Assigned Export Contracts in any calendar month is at least equal to the aggregate amount payable by the Borrower under this Agreement in that calendar month.

(e)	After the Borrower sells any Products to a Trader under an Assigned Export Contract, and such Products are subsequently sold by that Trader to an Offtaker under an Assigned Offtake Contract, the Borrower shall ensure that the moneys paid by that Offtaker to the relevant Trader Collection Account in respect of such Products are subsequently transferred to the Borrower Collection Account (and not to any other account) not later than the last day of the calendar month during which such moneys are received in the relevant Trader Collection Account, except for the first payment after the date of opening or refiling of a transaction passport in respect of the relevant Export Contract.

(f)	This Clause 20.18 shall not apply to any Replaced Commercial Contract.

20.19	Offtake Contract Cover Ratio

(a)	The Borrower shall ensure that, at all times, the Offtake Contract Cover Ratio equals or exceeds 125 per cent.

(b)	Five days before the start of any calendar month, the Borrower shall deliver to the Facility Agent a certificate setting out in reasonable detail the Offtake Contract Cover Ratio for the Designated Month and the basis for its calculation. Notwithstanding the foregoing, any calculation of the Offtake Contract Cover Ratio made by the Facility Agent shall be prima facie evidence of the matters to which it relates.

(c)	If, on any date, the Offtake Contract Cover Ratio is less than 125 per cent., then within 10 Business Days of the earlier of (i) the Borrower becoming aware of the same or (ii) the Facility Agent giving the Borrower notice of the same, the Borrower shall either:

(i)	procure that a Trader and the relevant Offtaker enter into an amendment to an existing Assigned Offtake Contract whereby that Trader agrees to deliver under that Assigned Offtake Contract, and that Offtaker agrees to accept and pay for, sufficient additional volumes of Products to ensure that the Offtake Contract Cover Ratio equals or exceeds 125 per cent.; and/or

(ii)	procure that a Trader assigns additional Term Offtake Contract(s) as Assigned Offtake Contracts that are sufficient to ensure that the Offtake Contract Cover Ratio equals or exceeds 125 per cent.; and/or

(iii)	procure that a Trader assigns Spot Offtake Contracts as Assigned Offtake Contracts that are sufficient to ensure that the Offtake Contract Cover Ratio equals or exceeds 125 per cent. (provided that this paragraph (iii) may not be utilised more than three times in any calendar year); and/or

(iv)	prepay the Facility in an amount sufficient to ensure that the Offtake Contract Cover Ratio equals or exceeds 125 per cent. (calculated as of the date of such prepayment). Such prepayment shall be subject to Clause 7.7 (Restrictions), and partial prepayments shall be applied to the remaining principal installments in the inverse order of their maturity; and/or

(v)	procure that moneys (other than moneys originating from a Sanction Person or a Sanction Country, but otherwise irrespective of their source) are credited to a Facility Account in an amount sufficient to ensure that the Offtake Contract Cover Ratio equals or exceeds 125 per cent. (provided that this paragraph (v) may be not utilised more than three times in any calendar year); and/or

(vi)	procure that moneys generated under one or more Special Offtake Contracts are credited to a Facility Account in an amount sufficient to ensure that the Offtake Contract Cover Ratio equals or exceeds 125 per cent. (for the avoidance of doubt, this paragraph (vi) may be utilised without limitation).

20.20	Products

(a)	The Borrower shall ensure that at least 40 per cent. of the receivables generated by the sale of the Products produced by it and Yakutugol in any calendar year are free from any Security or Quasi-Security.

(b)	The Borrower shall ensure that a sufficient volume of Products produced by it in any calendar year is sold to a Trader such that additional Offtake Contracts may be designated as Assigned Offtake Contracts in order to meet the requirements of Clause 20.19 (Offtake Contract Cover Ratio) (after taking account of any prepayment of the Facility or monies credited to a Facility Account pursuant to paragraphs (c)(iv), (v) and (vi) thereof).

20.21	Pledged shares decrease

(a)	In this Clause 20.21, the “Relevant Percentage” means:

(i)	the percentage that the Pledged Borrower Shares represent in the total number of ordinary shares in the charter capital of the Borrower as at the Designated Date; and

(ii)	the percentage that the Pledged Yakutugol Shares represent in the total number of ordinary shares in the charter capital of Yakutugol as at the Designated Date.

(b)	If, at any time, as a result of a share capital decrease the total number of the Pledged Borrower Shares or the Pledged Yakutugol Shares, as the case may be, that remain subject to the Security pursuant to the relevant Share Pledge(s) causes the Relevant Percentage to be exceeded, the Borrower shall promptly notify the Facility Agent and the Joint & Several Creditor and provide such documentary evidence of the same as each of them may reasonably request. The Joint & Several Creditor then shall, upon request from the Borrower and at the Borrower’s expense, release the Security over such number of the Pledged Borrower Shares or the Pledged Yakutugol Shares, as the case may be, as is necessary to restore the applicable Relevant Percentage as soon as reasonably practicable after the receipt of the Borrower’s request (provided always that no Potential Event of Default is continuing at that time).

20.22	Security releases

(a)	In this Clause 20.22:

“Yakutugol Share Security Release Condition” means any of the following events or circumstances:

(i)	the most recently delivered Mechel Mining Compliance Document delivered in accordance with this Agreement evidences that the ratio of Mechel Mining’s Net Borrowings to its EBITDA is less than 2.5:1.0 and the aggregate principal amount of all outstanding Advances is not more than fifty per cent. (50%) of the Total Commitments;

(ii)	the delivery by the Borrower of evidence reasonably satisfactory to the Facility Agent (acting on the instructions of the Majority Lenders) that Mechel Mining (or its Affiliate) has entered into a subscription, share purchase or other similar agreement in respect of the Private Placement and that such agreement provides that not less than seventy-five per cent. (75%) of the proceeds of the Private Placement are payable to the relevant member of the Mechel Mining Group within 180 days of the date of such agreement; or

(iii)	the delivery by the Borrower of evidence reasonably satisfactory to the Facility Agent (acting on the instructions of the Majority Lenders) that Mechel Mining (or its Affiliate) issued or offered any Eurobonds, notes, bonds, debentures, loan participation notes, loan stock or other debt securities (including where any of the foregoing is convertible into equity (but excluding, in each case, any rouble bonds) (or any special purpose vehicle or financial institution, where such special purpose vehicle or financial institution funds a loan or otherwise provides financing directly or indirectly to any member of the Mechel Mining Group with the proceeds of such debt securities).

(b)	Subject to paragraphs (c) and (d) below, if, on any date, the Facility Agent confirms (such confirmation not to be unreasonably withheld or delayed and in any event to be made not later than 10 days following delivery by the Borrower of the evidence referred to in paragraph (ii) or (iii) (as applicable) of the definition of Yakutugol Share Security Release Condition above) to the Borrower and the Joint & Several Creditor that:

(i)	no Potential Event of Default is continuing; and

(ii)	a Yakutugol Share Security Release Condition has occurred,

the Joint & Several Creditor shall release the Security over the Pledged Yakutugol Shares pursuant to the Yakutugol Share Pledge.

(c)	If at any time a Mechel Mining Compliance Document delivered in accordance with this Agreement evidences that the ratio of Mechel Mining’s Net Borrowings to its EBITDA is equal to or higher than 2.5:1.0, then unless at that time one of the Yakutugol Share Security Release Conditions set out in paragraphs (ii) or (iii) of the definition thereof has occurred, any Security over the Pledged Yakutugol Shares released in accordance with this Clause 20.22 must be promptly reinstated.

(d)	In the event that the agreement in respect of the Private Placement referred to in paragraph (ii) of the definition of Yakutugol Share Security Release Condition above terminates in accordance with its terms without the relevant subscription, share sale or similar transaction occurring, then:

(i)	the Borrower shall immediately notify the Facility Agent; and

(ii)	unless, at that time, one of the Yakutugol Share Security Release Conditions set out in paragraphs (i) or (iii) of the definition thereof has occurred (and in respect of paragraph (i), is continuing), within 30 days from the date of such notification under paragraph (d)(i) above, any Security over the Pledged Yakutugol Shares released in accordance with this Clause 20.22 must be promptly reinstated.

(e)	Any restatement of Security in accordance with paragraphs (c) or (d) above shall be at Mechel Mining’s cost (the Security Document creating such Security to be in form and substance satisfactory to the Joint & Several Creditor, except that (to the extent applicable Russian law in effect as at the time of such reinstatement requires notarisation of share pledges providing for extra-judicial enforcement against the relevant pledged shares) such Security Document shall not provide for out-of court enforcement against the relevant Pledged Shares).

20.23	Submission of documents to Russian bank

The Borrower shall (and shall ensure that each other Mining Obligor will) comply in all respects with applicable currency control laws and regulations to which it may be subject in connection with the entry into, and performance of its obligations under, the Transaction Documents and the opening and maintenance of the Facility Accounts and shall (and shall ensure that each other Mining Obligor will), inter alia, timely submit to the relevant Passport Bank or, as the case may be, to the competent tax authorities, such documents and other information as may be required from time to time under Instruction 138-I and other applicable currency control laws and regulations for the purpose of the receipt and making of such payments and the opening and maintenance of the Facility Accounts, in accordance with the procedure described therein and in form and substance satisfactory to the relevant Passport Bank or, as the case may be, the competent tax authorities, except where failure to comply could not reasonably be expected to have a Material Adverse Effect.

20.24	Loans and Guarantees

(a)	In this Clause 20.24:

“Turnover Ratio” means, in respect of any calendar month, the ratio of: (a) the aggregate amount of all indebtedness described in paragraph (f) of the definition of Financial Indebtedness constituting trade credits or any other trade indebtedness extended in the ordinary course of trading owed to members of the Mechel Mining Group by members of the Mechel Group as at the end of the immediately preceding calendar month; to (b) the aggregate receivables sales made in the ordinary course of trading by members of the Mechel Mining Group to members of the Mechel Group during the relevant calendar month.

(b)	The Borrower shall not (and shall ensure that no other member of the Mechel Mining Group will):

(i)	be a creditor in respect of any Financial Indebtedness, other than Financial Indebtedness owing by (A) (subject to paragraphs (c), (e) and (f)) below) a member of the Mechel Group or (B) a member of the Mechel Mining Group; or

(ii)	on or after the Designated Date, give or issue any guarantee, indemnity, bond or letter of credit in respect of liabilities or obligations of any person, other than a member of the Mechel Mining Group (other than the Yakutugol Bond Guarantees).

(c)	The Borrower shall (and shall ensure that each other member of the Mechel Mining Group will) ensure that the total aggregate amount of Financial Indebtedness owing by members of the Mechel Group to members of the Mechel Mining Group does not exceed:

(i)	from the Designated Date until 30 November 2013, US$1,400,000,000;

(ii)	from 1 December 2013 until 30 November 2014, US$400,000,000; and

(iii)	from 1 December 2014 and thereafter, nil.

(d)	The Borrower shall ensure that, within 5 Business Days from 1 December 2013 and 1 December 2014 respectively, a certificate signed by a duly authorised signatory of the Borrower is delivered to the Facility Agent specifying the total amount of Financial Indebtedness owing by members of the Mechel Group to members of the Mechel Mining Group as of 1 December 2013 or 1 December 2014 (as the case may be).

(e)	Paragraphs (b) and (c) above do not apply to any indebtedness described in paragraph (f) of the definition of Financial Indebtedness if such indebtedness constitutes trade credits or any other trade indebtedness extended in the ordinary course of trading (subject to, in the case where such indebtedness is owed to members of the Mechel Mining Group by members of the Mechel Group, the requirements of paragraph (f) below).

(f)	Paragraphs (b) and (c) above do not apply to any indebtedness if such indebtedness constitutes Dividend Loans permitted under Clause 20.25 (Dividend Loans).

(g)	The Borrower shall (and shall ensure that each other member of the Mechel Mining Group will) ensure that the Turnover Ratio for each calendar month does not exceed 4.0:1.0.

20.25	Dividend Loans

(a)	In this Clause 20.25:

“Dividend Loan” means, with respect to each financial year of Mechel Mining, a loan made by Mechel Mining to Mechel where such loan is in an amount not exceeding the amount of Permitted Dividends permitted under this Agreement to be declared by Mechel Mining and paid to Mechel for that financial year, as calculated on the basis of the unaudited financial statements of Mechel Mining for that financial year prepared under RAS and delivered to the Facility Agent in accordance with paragraph (f) of Clause 18.1 (Financial statements).

“Dividend Loan Agreement” means each loan agreement between Mechel Mining and Mechel relating to a Dividend Loan.

(b)	Mechel Mining may make a Dividend Loan, provided that, on the date the Dividend Loan is to be made:

(i)	the management of Mechel Mining have confirmed to the Facility Agent that it is their reasonable expectation made in good faith that the Mechel Mining Compliance Document to be delivered in respect of the relevant financial year will evidence that the ratio of Mechel Mining’s Net Borrowings to EBITDA is equal to or less than 3.0:1.0; and

(ii)	no Potential Event of Default is continuing or would result from the making of such Dividend Loan.

(c)	The Borrower shall (and shall ensure that Mechel Mining will) ensure that each Dividend Loan Agreement expressly provides that:

(i)	the relevant Dividend Loan is repayable by Mechel no later than the date falling 5 Business Days after the earlier of:

(A)	the date on which the relevant Permitted Dividends are paid to Mechel; and

(B)	the latest date on which such Permitted Dividends must be paid by Mechel Mining to Mechel in accordance with the constitutional documents of Mechel Mining and applicable Russian law;

(ii)	the relevant Dividend Loan is repayable by Mechel immediately if the Mechel Mining Compliance Document in respect of the relevant financial year of Mechel Mining delivered to the Facility Agent in accordance with the terms of this Agreement evidences that the ratio of Mechel Mining’s Net Borrowings to EBITDA is greater than 3.0:1.0; and

(iii)	without prejudice to paragraphs (i) and (ii) above, the term of the relevant Dividend Loan does not exceed 180 days.

(d)	The Borrower shall ensure that Mechel Mining will not agree to or permit any amendment to, or variation or waiver of, the terms of a Dividend Loan Agreement specified in paragraph (c) above without the written consent of the Facility Agent (acting on the instructions of the Majority Lenders).

(e)	The Borrower shall (and shall ensure that Mechel Mining will) ensure that a copy of each Dividend Loan is promptly delivered to the Facility Agent.

(f)	The Borrower shall (and shall ensure that Mechel Mining will) ensure that:

(i)	each Dividend Loan is repaid by Mechel in accordance with the timeframes set out in paragraph (c) above; and

(ii)	the aggregate amount of all Dividend Loans made in any calendar year does not exceed US$330,000,000.

20.26	Further assurances

The Borrower shall (and shall ensure that each other Mining Obligor will) ensure that the Security granted to the Security Trustee, the Security Agent and the Joint & Several Creditor pursuant to the Security Documents (a) constitutes and will constitute the Security expressed to be conferred pursuant to the relevant Security Documents and (b) ranks and will rank prior to the rights of any other person in or to the Security Assets (other than the Relevant Borrower Assets) now existing or hereafter arising. The Borrower shall (and shall ensure that each other Mining Obligor will) take any action necessary to establish and perfect the rights of the Security Trustee, the Security Agent and the Joint & Several Creditor in and to the Security Assets, including any recording, filing, registration, giving of notice or other similar action.

20.27	Insurance

(a)	The Borrower shall (and shall ensure each Trader will) maintain cargo insurance (in form and substance reasonably acceptable to the Facility Agent) covering all of the Products to be delivered under the Commercial Contracts during their transportation and storage. For the avoidance of doubt, where the same Products are delivered under an Assigned Export Contract and an Assigned Offtake Contract, and both title and risk of loss with respect to such Products passes from the Borrower to the relevant Trader, and from that Trader to the relevant Offtaker, at the same delivery point, no such cargo insurance needs to be maintained.

(b)	The Borrower shall (and shall ensure that each other Mining Obligor will) maintain insurances on and in relation to its business and assets with reputable insurance companies against those risks.

20.28	Replacement of a Trader

(a)

In order to prevent an Event of Default occurring in relation to a Trader (or in relation to a Commercial Contract, but only if such Event of Default relates to a Trader) under Clause 21.7 (Insolvency), 21.8 (Insolvency proceedings) or 21.22 (Commercial Contracts), the Borrower may (and shall, if the Facility Agent so requests (the date of such request being the “Request Date”)) nominate another company to assume all the rights and obligations of that Trader (the “Existing Trader”) under the Transaction Documents and otherwise act as a Trader under the Facility. Such company shall be designated a “Replacement Trader” if the Facility Agent notifies (such notice being the “Replacement Trader Notice”) the Borrower and the other Finance Parties that:

(i)	such company is incorporated in a jurisdiction outside the Russian Federation acceptable to the Majority Lenders;

(ii)	the Majority Lenders have completed financial, legal and commercial due diligence with respect to such company and are satisfied with the results of that due diligence;

(iii)	such company has entered into documents substantially similar to the Transaction Documents entered into by the Existing Trader, and has otherwise assumed all the rights and obligations of the Existing Trader under the Transaction Documents;

(iv)	the other Obligors have entered into any amendments to the Transaction Documents as may be reasonably required by the Facility Agent in connection with the foregoing;

(v)	all Authorisations related to the foregoing have been obtained and are in full force and effect;

(vi)	the Facility Agent has received legal opinions satisfactory to it in relation to such company and the foregoing; and

(vii)	the Facility Agent (acting on the instructions of the Majority Lenders) is satisfied that assumption by that Replacement Trader of such rights and obligations under the Transaction Documents will prevent or cure the relevant Event of Default.

(b)	If, within 60 Business Days of the Request Date, the Facility Agent has not delivered a Replacement Trader Notice to the Borrower and the other Finance Parties under paragraph (a) above, then, if requested by the Majority Lenders, the Facility Agent may (but shall not be required to) nominate another company (which may, for the avoidance of doubt, be a Finance Party or an Affiliate of a Finance Party) to assume all the rights and obligations of the Existing Trader under the Transaction Documents and otherwise act as a Trader under the Facility. In this case:

(i)	the Borrower shall enter into an export contract with such company that is substantially similar to the then existing Assigned Export Contracts;

(ii)	the Borrower shall ensure that each of the Offtakers under the then existing Assigned Offtake Contracts enters into offtake contracts with such company that are substantially similar to such Assigned Offtake Contracts;

(iii)	the Borrower shall, and shall ensure that each other Obligor will, enter into any amendments to (or documents substantially similar to) the other Transaction Documents as may be required by the Facility Agent in connection with the foregoing;

(iv)	the Borrower shall deliver to the Facility Agent such Authorisations, opinions, undertakings, assurances and other documents as may be reasonably required by the Facility Agent in connection with the foregoing; and

(v)	after the Facility Agent has confirmed that the Majority Lenders are satisfied that the obligations of the Borrower in paragraphs (i) to (iv) above have been fulfilled, it shall so notify the Borrower and the other Finance Parties, whereupon such company shall be designated the “Replacement Trader”.

The rights of the Finance Parties under this paragraph (b) shall not limit the rights of the Finance Parties under the other provisions of the Finance Documents (including, without limitation, their rights under Clause 21.28 (Acceleration) in respect of any such Event of Default).

(c)	If, within 60 Business Days of the Request Date, the Facility Agent has not nominated another company pursuant to paragraph (b) above, then the request made by the Facility Agent on the Request Date pursuant to paragraph (a) above shall be deemed to be withdrawn. This paragraph (c) shall not prejudice the right of the Facility Agent to make further requests or nominations under paragraphs (a) and (b) above.

20.29	Additional Trader

From time to time, the Borrower may, in its discretion, nominate another company that is a member of the Mechel Mining Group to act as a Trader under the Transaction Documents. Such company shall be designated an “Additional Trader” if the Facility Agent notifies the Borrower and the other Finance Parties that:

(a)	such company is incorporated in a jurisdiction outside the Russian Federation acceptable to the Majority Lenders;

(b)	the Majority Lenders have completed financial, legal and commercial due diligence with respect to such company and are satisfied with the results of that due diligence;

(c)	such company has entered into documents substantially similar to the Transaction Documents entered into by MCAG and MCSGP, and has otherwise assumed rights and obligations substantially similar to those of MCAG and MCSGP under the Transaction Documents;

(d)	the Obligors have entered into any amendments to the Transaction Documents as may be reasonably required by the Facility Agent in connection with the foregoing;

(e)	all Authorisations related to the foregoing have been obtained and are in full force and effect; and

(f)	the Facility Agent has received legal opinions satisfactory to it in relation to such company and the foregoing.

20.30	Issue of shares

The Borrower shall not:

(a)	issue any share to any person; or

(b)	grant to any person any conditional or unconditional option, warrant or other right to call for the issue or allotment of, subscribe for, purchase or otherwise acquire any of the shares of the Borrower (including any right of pre-emption, conversion or exchange), or alter any right attaching to any share capital of the Borrower, without the prior consent of the Facility Agent or as contemplated by the Finance Documents.

20.31	Capital Expenditure

(a)	The Borrower shall not (and shall ensure that no other Mining Obligor or member of the Mechel Mining Group will) incur or agree to incur any Capital Expenditure.

(b)	Paragraph (a) above does not apply to any Permitted Capital Expenditure that is described in a Projected Capital Expenditure Report delivered to the Facility Agent.

(c)	The Borrower may, in its discretion, from time to time update any Projected Capital Expenditure Report to include new amounts of Permitted Capital Expenditure and their source of funds, and submit such updated Projected Capital Expenditure Report to the Facility Agent.

20.32	Bluestone Contingent Liabilities

The Borrower shall ensure that neither Bluestone nor any other member of the Mechel Mining Group makes any payment in respect of the Bluestone Contingent Liabilities unless:

(a)	the most recently delivered Mechel Mining Compliance Document prior to such payment evidences that the ratio of Mechel Mining’s Net Borrowings to its EBITDA is equal to or less than 2.5:1.0;

(b)	such payment is financed solely from Net IPO Proceeds (but without prejudice to Clause 7.4 (Mandatory prepayment – Net IPO Proceeds) or paragraph (b) of Clause 7.5 (Mandatory prepayment – change of control, disposals); and

(c)	neither an Event of Default under this Agreement nor a Potential Event of Default under Clause 21.2 (Financial covenants) is continuing on the date of such payment or would occur as a result of such payment.

20.33	Security perfection

The Borrower shall ensure that:

(a)	not later than one Moscow Business Day (as defined in each Borrower Asset Pledge and each Share Pledge) from the Utilisation Date, the documents listed in paragraphs (a) and (b) of Part B (Conditions subsequent) of Schedule 2 (Conditions precedent/subsequent) are delivered to the Joint & Several Creditor; and

(b)	not later than:

(i)	five Business Days from the Utilisation Date, the documents listed in paragraph (c) of Part B (Conditions subsequent) of Schedule 2 (Conditions precedent/subsequent) are delivered to the Facility Agent

(ii)	15 Business Days from date the documents referred to in paragraph (i) above are delivered to the Facility Agent, the documents listed in paragraphs (d), (e) and (f) of Part B (Conditions subsequent) of Schedule 2 (Conditions precedent/subsequent) are delivered to the Facility Agent.

20.34	Borrower Asset Pledges

If, on any anniversary of the Designated Date, the aggregate value of the moveable assets of the Borrower that are expressed to be pledged under the Borrower Asset Pledges, as determined on the basis of the then most recent balance sheet of the Borrower prepared in accordance with RAS (the “Aggregate Pledged Assets Value”), is less than US$9,000,000, at the request of the Facility Agent the Borrower shall, not later than 15 Business Days from the date of such request, pledge in favour of the Joint & Several Creditor such additional movable assets as will be required to keep up the Aggregate Pledged Assets Value equal to or exceeding US$10,000,000 and, for that purpose, enter into such amendment to the Borrower Asset Pledges and perform such other action as the Joint & Several Creditor may consider necessary in connection with the foregoing.

20.35	Release of a Trader

If, at any time:

(a)	a Trader is not a party to any outstanding Assigned Offtake Contract or any outstanding Assigned Export Contract;

(b)	no amount is standing to the credit of the relevant Trader Collection Account; and

(c)	neither an Agent nor the Security Trustee has exercised its rights under any Finance Document to which that Trader is a party,

then the Borrower may send a notice to the Facility Agent requesting that such Trader be released from its obligations under the Finance Documents to which it is a party. Promptly after receiving such notice, provided that the conditions in paragraph (a) – (c) above have been satisfied, the Facility Agent shall, and shall instruct the Security Trustee to, release such Trader from its obligations under the Finance Documents to which it is a party, whereupon it shall cease to be a “Trader” for purposes of the Finance Documents.

21	Events of Default

Each of the events or circumstances set out in this Clause 21 (save for Clauses 21.28 (Acceleration), 21.29 (Enforcement) and 21.30 (Rate Change Event)) is an Event of Default.

21.1	Non-payment

An Obligor does not pay on the due date any amount payable pursuant to a Finance Document at the place and in the currency in which it is expressed to be payable (unless such failure to pay is caused solely by a Disruption Event and such payment is made within three Business Days of the due date therefor).

21.2	Financial covenants

Any undertaking under Clause 19 (Financial covenants) is not satisfied.

21.3	Other obligations

(a)	The Borrower does not comply with any provision of Clause 20 (General undertakings) of this Agreement or any Obligor does not comply with any other provision of the Finance Documents (other than those referred to in Clauses 21.1 (Non-payment), 21.2 (Financial covenants), 21.5 (Breach of Health and Safety Laws), 21.25 (Offtake Contract Cover Ratio), Clause 21.26 (Bluestone Contingent Liabilities) and Clause 21.27 (Security perfection)).

(b)	No Event of Default under paragraph (a) above will occur if the failure to comply is waived or capable of remedy and is remedied within 10 Business Days of (i) the Facility Agent giving notice to the Borrower or (ii) the relevant Obligor becoming aware of the failure to comply.

21.4	Misrepresentation

Any representation or statement made or deemed to be made by an Obligor in any Finance Document, or in any other document delivered by or on behalf of an Obligor under or in connection with any Finance Document, is or proves to have been incorrect or misleading in any material respect when made or deemed to be made, unless the circumstances giving rise to such misrepresentation have been waived or remedied within 10 Business Days of (a) the Facility Agent giving notice to the Borrower or (b) the relevant Obligor becoming aware of the same.

21.5	Breach of Health and Safety Laws

The Borrower does not comply with the provisions of Clause 20.14 (Health and safety undertakings), provided that any such failure to comply is confirmed by a judgement, decree or order made or given by any court of competent jurisdiction that is non-appealable, or if appealable, is not being appealed by the relevant Mining Obligor or Material Mining Subsidiary.

21.6	Cross default

(a)	Any Financial Indebtedness of any Mining Obligor or any Material Mining Subsidiary is not paid when due nor within any originally applicable remedy period.

(b)	Any Financial Indebtedness of any Mining Obligor or any Material Mining Subsidiary is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (however described).

(c)	Any commitment for any Financial Indebtedness of any Mining Obligor or any Material Mining Subsidiary is cancelled or suspended by a creditor of any Mining Obligor or any Material Mining Subsidiary as a result of an event of default (however described).

(d)	Any creditor of any Mining Obligor or any Material Mining Subsidiary becomes entitled to declare any Financial Indebtedness of that Mining Obligor or any Material Mining Subsidiary due and payable prior to its specified maturity as a result of an event of default (however described). For the avoidance of doubt, if a creditor of a member of the Mechel Mining Group becomes entitled to make a demand under any guarantee or suretyship issued by Mechel Mining, this event (by itself) shall not constitute an Event of Default under this paragraph (d).

(e)	No Event of Default will occur under paragraphs (a) to (d) of this Clause 21.6 if:

(i)	in respect of (A) any Mining Obligor other than Mechel Mining or (B) any Material Mining Subsidiary, at any time the outstanding amount of such Financial Indebtedness or (if applicable) commitment for such Financial Indebtedness is less than US$15,000,000 (or its equivalent in any other currency or currencies);

(ii)	in respect of Mechel Mining, at any time the outstanding amount of such Financial Indebtedness or (if applicable) commitment for such Financial Indebtedness is less than US$20,000,000 (or its equivalent in any other currency or currencies); or

(iii)	in respect of all the Mechel Mining Group (taken as a whole), at any time the aggregate outstanding amount of such Financial Indebtedness or (if applicable) commitment for such Financial Indebtedness is less than US$50,000,000 (or its equivalent in any other currency or currencies), provided that no Material Adverse Effect could reasonably be expected to occur as a result of such event or circumstance.

21.7	Insolvency

(a)	Any Obligor or any Material Mining Subsidiary is (i) unable or admits its inability to pay its debts as they fall due, (ii) suspends making payments on any of its debts or (iii) by reason of actual financial difficulties, commences negotiations with one or more of its creditors with a view to rescheduling any of its indebtedness.

(b)	The value of the assets of any Obligor or any Material Mining Subsidiary is less than its liabilities (as determined in accordance with RAS (or in relation to MCAG, Swiss Auditing Standards, or in relation to MCSGP, Singapore Auditing Standards)), and taking into account contingent and prospective liabilities to the extent required to be recognised under the relevant accounting standards).

(c)	If any of the events or circumstances described in paragraphs (a) and (b) above occur in relation to a Trader, they shall constitute an Event of Default only if, within 30 days, a Replacement Trader has not been designated in accordance with Clause 20.28 (Replacement of a Trader).

21.8	Insolvency proceedings

(a)	Any corporate action, legal proceedings or other procedure or step is taken in relation to:

(i)	the implementation of measures for the prevention of the bankruptcy of any Russian Obligor or any Material Mining Subsidiary incorporated in the Russian Federation (each a “Relevant Russian Entity”), including, but not limited to, implementation of recovery (sanatsiya) in relation to any Relevant Russian Entity;

(ii)	the bankruptcy, winding-up, insolvency, dissolution, administration, reorganisation or liquidation of any Relevant Russian Entity, including, but not limited to, institution of supervision (nablyudenie), financial rehabilitation (finansovoe ozdorovlenie), external management (vneshneye upravlenie) or bankruptcy management (konkursnoye proizvodstvo) (and, where such legal proceeding is commenced by a person that is not a member of the Mechel Mining Group, such legal proceeding continues for at least 36 days);

(iii)	the suspension of payments or a moratorium of any indebtedness of any Relevant Russian Entity (and, where such legal proceeding is commenced by a person that is not a member of the Mechel Mining Group, such legal proceeding continues for at least 36 days);

(iv)	the presentation or filing of a petition (or similar document) in respect of any Relevant Russian Entity in any court, state arbitration court (arbitrazhnyi sud) or before any other authority in respect of the bankruptcy, winding-up, insolvency, dissolution, administration, reorganisation or liquidation of any Relevant Russian Entity (unless, where such a petition is made or presented by a person that is not a member of the Mechel Mining Group, such petition is discharged within 36 days);

(v)	the appointment of a liquidator (likvidator) or a liquidation commission (likvidatsionnaya komissiya), temporary manager (vremenniy upravlaushiy),

administrative manager (administrativniy upravlaushiy), external manager (vneshniy upravlaushiy), bankruptcy manager (konkursniy upravlaushiy) or other similar officer in respect of any Relevant Russian Entity or any of its assets (and, where such appointment is initiated by a person that is not a member of the Mechel Mining Group, such appointment continues for at least 36 days);

(vi)	the convening or announcement of an intention to convene a meeting of creditors of any Relevant Russian Entity for the purposes of considering an amicable settlement (as defined in the Russian Insolvency Law); or

(vii)	the enforcement of any Security over any asset or assets with a book value exceeding US$10,000,000 of any Relevant Russian Entity (unless, where such enforcement is commenced by a person that is not a member of the Mechel Mining Group, such enforcement is stayed within 36 days), or any analogous procedure or step is taken in any jurisdiction.

(b)	Any corporate action, legal proceedings or other procedure or step is taken in relation to:

(i)	the bankruptcy, winding-up, insolvency, dissolution, administration, reorganisation or liquidation of any Obligor or any Material Mining Subsidiary incorporated outside the Russian Federation (each a “Relevant Non-Russian Entity”) other than a solvent liquidation or reorganisation of any Relevant Non-Russian Entity which is not an Obligor (and, where such legal proceeding is commenced by a person that is not a member of the Mechel Mining Group, such legal proceeding continues for at least 28 days);

(ii)	the suspension of payments or a moratorium of any indebtedness of any Relevant Non-Russian Entity (and such suspension or moratorium continues for at least 28 days);

(iii)	a composition, compromise, assignment or arrangement with any creditor of any Relevant Non-Russian Entity;

(iv)	the appointment of a liquidator (other than in respect of a solvent liquidation of any Relevant Non-Russian Entity which is not an Obligor), receiver, administrative receiver, administrator, compulsory manager, judicial manager or other similar officer in respect of any Relevant Non-Russian Entity or any of its assets (and, where such appointment is initiated by a person that is not a member of the Mechel Mining Group, such appointment continues for at least 28 days); or

(v)	the enforcement of any Security over any asset or assets with a book value exceeding US$10,000,000 of any Relevant Non-Russian Entity (unless, where such enforcement is commenced by a person that is not a member of the Mechel Mining Group, such enforcement is stayed within 28 days), or any analogous procedure or step is taken in any jurisdiction.

(c)	If any of the events or circumstances described in paragraph (b) above occur in relation to a Trader, they shall constitute an Event of Default only if, within 60 days, a Replacement Trader has not been designated in accordance with Clause 20.28 (Replacement of a Trader).

21.9	Creditors’ process

(a)	Any expropriation, attachment, sequestration, distress or execution affects (a) any asset of any Mining Obligor (other than Mechel Mining) with a book value exceeding US$10,000,000 or (b) any asset of Mechel Mining or a Material Mining Subsidiary (other than a Mining Obligor) with a book value exceeding US$25,000,000, and, in each case, the same continues for at least 28 days.

(b)	Paragraph (a) above does not apply to an arrest (arest) or other form of interim order preserving assets prior to judgement that does not prevent payments by, or materially and adversely affect the business of, any Mining Obligor or any Material Mining Subsidiary.

21.10	Unlawfulness

Subject to any applicable Legal Reservations, it is or becomes unlawful for any Obligor to perform any of its obligations under the Finance Documents.

21.11	Repudiation

An Obligor repudiates a Finance Document or evidences an intention to repudiate a Finance Document.

21.12	Validity of the Finance Documents

Any Finance Document is terminated, cancelled, suspended, revoked or ceases to be valid and in full force and effect.

21.13	Failure to comply with judgment

Any Mining Obligor or any Material Mining Subsidiary fails to comply with, or pay any sum due from it under, any judgment, decree or order made or given by any court of competent jurisdiction which is non-appealable, or if appealable, is not being appealed by the relevant Mining Obligor or Material Mining Subsidiary and which is greater than or equal to:

(a)	US$10,000,000 (or the equivalent thereof) in respect of (i) any Mining Obligor (other than Mechel Mining) or (ii) any Material Mining Subsidiary;

(b)	US$20,000,000 (or the equivalent thereof) in respect of Mechel Mining; or

(c)	US$50,000,000 (or the equivalent thereof) when aggregated with all other such unpaid judgments, decrees and/or orders in respect of the Mining Obligors and the Material Mining Subsidiaries (taken as a whole), except where the payment of any sum due under any judgment, decree or order made or given by any court of competent jurisdiction is not made solely due to technical difficulties with the banking system in relation to the electronic transmission of funds, and such payment is made within three Business Days of the due date therefor.

21.14	Litigation

Save as disclosed to the Facility Agent before the Designated Date, any litigation, arbitration or administrative proceedings of or before any court, arbitral body or Agency (including any arising from or relating to Environmental Law) which the Majority Lenders determine (acting reasonably) are reasonably likely to be adversely determined and, if adversely determined, would result in liabilities in an aggregate amount exceeding US$ 15,000,000 for any Mining Obligor other than (a) Mechel Mining or (b) any Material Mining Subsidiary, US$ 30,0000,000

in respect of Mechel Mining or US$100,000,000 for the Mining Obligors and Material Mining Subsidiaries (taken as a whole) in any financial year of the Borrower, are current or pending against any Mining Obligor or any Material Mining Subsidiary.

21.15	Change of business

A substantial change is made to the general nature of the business of any Mining Obligor, or the Mechel Mining Group taken as a whole from that carried on at the Designated Date.

21.16	Change of ownership or control

(a)	Mechel Mining ceases to indirectly own and control, legally and beneficially, at least 75 per cent. of the share capital of each of the Borrower, Yakutugol and KGOK; or

(b)	the ownership or control (whether legal or beneficial, and whether direct or indirect) of any Mining Obligor (other than Mechel Mining) otherwise changes, provided that this paragraph (b) shall not apply to changes in the share capital of any Mining Obligor where the indirect ownership and control of such Mining Obligor by Mechel Mining does not change, in each case without the prior consent of the Facility Agent (acting on the instructions of the Majority Lenders).

21.17	Security

Subject to any applicable Legal Reservations, the Security purported to be created under any of the Security Documents (other than in respect of the Relevant Borrower Assets or a Replaced Commercial Contract) ceases to be in full force and effect, does not constitute a first priority security interest or is alleged by any Obligor to be ineffective for any reason.

21.18	Authorisations

(a)	Any Authorisation required in respect of any Finance Document is not obtained or expires without being renewed, is terminated, withheld, revoked, suspended or annulled (excluding any Authorisation waived by the Facility Agent).

(b)	Any Mineral Licence of any member of the Mechel Mining Group representing not less than 5 per cent. of the aggregate receivables of the Mechel Mining Group derived from the production of Products is terminated (other than by reason of expiry in accordance with its terms), revoked, suspended or annulled without being renewed within 15 Business Days, which, in the reasonable opinion of the Facility Agent (acting on the instructions of the Majority Lenders), has or would cause a Material Adverse Effect.

21.19	Russian Federation

(a)	By or under the authority of any government:

(i)	the management of any member of the Mechel Mining Group is wholly or materially displaced or the authority of any member of the Mechel Mining Group in the conduct of its business is wholly or materially curtailed;

(ii)	any of the material revenues or assets of any Obligor or any Material Mining Subsidiary is seized, nationalised, expropriated or compulsorily acquired; or

(iii)	any Obligor or any Material Mining Subsidiary is otherwise deprived of, or prevented from exercising, ownership or control of its material business, assets or rights,

which has or might have a Material Adverse Effect and where (other than in relation to any Security Asset, the Products or any asset used in the production of Products) the same continues for at least 30 days.

(b)	Any foreign exchange law is enacted or introduced in the Russian Federation which has or might have the effect of preventing or materially delaying any payment under the Finance Documents and the Borrower fails to put in place alternative payment arrangements within 30 Business Days after such event.

(c)	A moratorium is called on the payment of interest or repayment of principal on international debts of Russian borrowers generally or a class thereof to which any Russian Obligor belongs which has the effect of preventing or delaying any payment under the Finance Documents and the Borrower fails to put in place alternative payment arrangements within 30 Business Days after such event.

(d)	A deterioration occurs in the political or economic situation in the Russian Federation or an act of war or hostilities, invasion, armed conflict or act of foreign enemy, revolution, insurrection, insurgency or threat thereof occurs in or involving the Russian Federation which (in any case) has or might have a Material Adverse Effect.

(e)	A deterioration occurs in the international or Russian commercial bank, syndicated loan debt securities, financial or capital markets which could reasonably be expected to have a Material Adverse Effect.

21.20	Incorrect payment

(a)	Unless a Trader is so directed by the Security Agent, the Borrower receives payment from that Trader under any Assigned Export Contract other than by a deposit directly to the Borrower Collection Account (unless the payment is not received directly into the Borrower Collection Account due solely to technical difficulties with the banking system in relation to the electronic transmission of funds, and such payment is received into the Borrower Collection Account within three Business Days of the due date).

(b)	Unless an Offtaker is so directed by the Security Trustee, a Trader receives payment from that Offtaker under an Assigned Offtake Contract other than by a deposit directly to the Trader Collection Account of that Trader (unless the payment is not received directly into that Trader Collection Account due solely to an error of that Offtaker or technical difficulties with the banking system in relation to the electronic transmission of funds, and such payment is received into that Trader Collection Account within three Business Days of the due date).

21.21	Facility Accounts

Any Security, Quasi-Security, collection order, decision to suspend operation or other similar impediment, other than those created pursuant to the Finance Documents, exists over any Facility Account, or any Facility Account is closed by a person other than the Offshore Account Bank.

21.22	Commercial Contracts

(a)	Any Commercial Contract is cancelled, suspended, terminated (other than in accordance with its terms or the terms of this Agreement) or revoked.

(b)	Subject to any applicable Legal Reservations, at any time it is or becomes unlawful for any party to a Commercial Contract to perform or comply with any of its material obligations under such Commercial Contract, or any of the material obligations of any party to a Commercial Contract are not or cease to be legal, valid and binding.

(c)	Any party to a Commercial Contract fails to perform or comply with any of the material obligations expressed to be assumed by it in such Commercial Contract or any document relating thereto (including any Memorandum of Acknowledgement).

(d)	Any party to a Commercial Contract repudiates such Commercial Contract or evidences an intention to repudiate such Commercial Contract.

(e)	An event of force majeure occurs under any Commercial Contract.

(f)	A claim is filed to invalidate a Commercial Contract except where (i) any such claim is reasonably demonstrated by any member of the Mechel Group to the Facility Agent to be frivolous or vexatious and (ii) it is reasonably demonstrated by any member of the Mechel Group to the Facility Agent that such action or proceedings are being contested in good faith, diligently and by appropriate proceedings in a competent court.

(g)	If any of the events or circumstances referred to in paragraph (b) or (c) above occur in relation to a Trader, they shall constitute an Event of Default only if, within 45 Business Days, a Replacement Trader has not been designated in accordance with Clause 20.28 (Replacement of a Trader).

(h)	If any of the events or circumstances referred to in paragraphs (a) to (f) above occur, or are about to occur, in relation to an Assigned Offtake Contract, or any of the events or circumstances referred to in paragraphs (b), (e) or (f) occur, or are about to occur, in relation to an Assigned Export Contract, no Event of Default will occur if:

(i)	the relevant event or circumstance is capable of remedy and is remedied within 10 Business Days of the relevant Obligor becoming aware of such occurrence; or

(ii)	within 10 Business Days of the relevant Obligor becoming aware of such occurrence, the Borrower or the Trader (as the case may be) notifies the Facility Agent that it intends to substitute the relevant Commercial Contract (the “Replaced Commercial Contract”) with another contract on substantially similar payment terms and Product delivery volumes, and (A) such contract is designated as an Assigned Export Contract or Assigned Offtake Contract (as applicable) within 20 Business Days of such notice being given and (B) if the Replaced Commercial Contract is an Offtake Contract, the Offtake Contract Cover Ratio, calculated as of the date such notice is given and without reference to such Replaced Commercial Contract, equals or exceeds 125 per cent.

21.23	Cessation of business

Any Obligor suspends or ceases (or threatens to suspend or cease) to carry on all or a material part of its business.

21.24	Material Adverse Effect

Any event or circumstance occurs which the Majority Lenders determine (acting reasonably) is likely to have a Material Adverse Effect.

21.25	Offtake Contract Cover Ratio

The Borrower does not comply with its obligations under paragraph (c) of Clause 20.19 (Offtake Contract Cover Ratio).

21.26	Bluestone Contingent Liabilities

The Borrower does not comply with its obligations under Clause 20.32 (Bluestone Contingent Liabilities).

21.27	Security perfection

The Borrower does not comply with its obligations under Clause 20.33 (Security perfection).

21.28	Acceleration

On and at any time after the occurrence of an Event of Default which is continuing, the Facility Agent may, and shall if so directed by the Majority Lenders, by notice to the Borrower:

(a)	cancel the Total Commitments whereupon they shall immediately be cancelled;

(b)	declare that all or part of the Advances, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents be immediately due and payable, whereupon they shall become immediately due and payable; and/or

(c)	declare that all or part of the Advances be payable on demand, whereupon they shall immediately become payable on demand by the Facility Agent on the instructions of the Majority Lenders.

21.29	Enforcement

(a)	If any Event of Default has occurred and is continuing, the Facility Agent may, and if so instructed by the Majority Lenders shall, require the Security Trustee, the Security Agent or the Joint & Several Creditor to exercise any or all of its rights and powers under the Security Documents to enforce all or any part of the Security constituted under the Security Documents.

(b)	The Facility Agent shall, promptly after requiring the Security Trustee, the Security Agent or the Joint & Several Creditor to exercise any or all of its rights and powers under the Security Documents to enforce all or any part of the Security constituted under the Security Documents, notify the Borrower thereof.

(c)	For the avoidance of doubt, any failure by the Facility Agent to comply with paragraph (b) above shall not affect the rights or powers of any Finance Party under any Finance Document.

21.30	Rate Change Event

On and at any time after the occurrence of an Event of Default, the Facility Agent shall, if so directed by the Special Rate Agent (acting on the instructions of all the Special Rate Providers) or the Majority Lenders, notify the Borrower that such Event of Default is a Rate Change Event.

SECTION 8

CHANGES TO PARTIES

22	Changes to the Lenders

22.1	Assignments and transfers by the Lenders

Subject to this Clause 22, a Lender (the “Existing Lender”) may, at any time:

(a)	assign any of its rights; or

(b)	transfer by novation any of its rights and obligations,

to another bank or financial institution or to a trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets (the “New Lender”).

22.2	Conditions of assignment or transfer

(a)	The consent of the Borrower is required for an assignment or transfer by an Existing Lender, unless the assignment or transfer is:

(i)	to another Lender or an Affiliate of a Lender; or

(ii)	made at a time when an Event of Default is continuing.

(b)	The consent of the Borrower to an assignment or transfer must not be unreasonably withheld or delayed. The Borrower shall be deemed to have given its consent ten Business Days after the Existing Lender has requested it unless consent is expressly refused by the Borrower within that time.

(c)	An assignment will only be effective on receipt by the Facility Agent of written confirmation from the New Lender (in form and substance satisfactory to the Facility Agent) that the New Lender will assume the same obligations to the other Finance Parties as it would have been under if it was an Original Lender.

(d)	An assignment or transfer will only be effective if the Facility Agent is satisfied that, simultaneously with an assignment or transfer under this Agreement, the New Lender will become a New Lender under (and as defined in) the Yakutugol Mining Facility Agreement and an assignee or transferee of a pro rata portion of the corresponding rights and, if applicable, obligations of the Existing Lender under (and as defined in) the Yakutugol Mining Facility Agreement. The Facility Agent shall promptly notify the Existing Lender upon being so satisfied.

(e)	A transfer will only be effective if the procedure set out in Clause 22.5 (Procedure for transfer) is complied with.

(f)	If:

(i)	a Lender assigns or transfers any of its rights or obligations under the Finance Documents or changes its Facility Office; and

(ii)

as a result of circumstances existing at the date the assignment, transfer or change occurs, the Borrower would be obliged to make a payment to the New Lender or Lender acting through its new Facility Office under Clause 12 (Tax gross-up and indemnities) or 13 (Increased Costs), then the New Lender or Lender acting through its new Facility Office is only entitled to receive payment under those Clauses to the same extent as the Existing Lender or Lender acting through its previous Facility Office would have been if the assignment, transfer or change had not occurred.

(g)	Each New Lender, by executing the relevant Transfer Certificate, confirms, for the avoidance of doubt, that the Facility Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which the transfer or assignment becomes effective in accordance with this Agreement and that it is bound by that decision to the same extent as the Existing Lender would have been had it remained a Lender.

(h)	Promptly after an assignment or transfer by an Existing Lender becomes effective, the Facility Agent shall notify the Borrower of the name of the New Lender and the amount of the Commitment to be transferred to the New Lender.

(i)	Any assignment or transfer by a Lender under this Clause 22 shall only be to a person that is (i) resident in a country that is a member of (A) the Organisation for Economic Co-operation and Development (OECD) or (B) the Financial Action Task Force (FATF) and (ii) not a resident of a Sanction Country.

22.3	Assignment or transfer fee

Any New Lender that becomes a Party after primary syndication of the Facility shall, on the date upon which an assignment or transfer takes effect, pay to the Facility Agent (for its own account) a fee of US$2,500.

22.4	Limitation of responsibility of Existing Lenders

(a)	Unless expressly agreed to the contrary, an Existing Lender makes no representation or warranty and assumes no responsibility to a New Lender for:

(i)	the legality, validity, effectiveness, adequacy or enforceability of the Transaction Documents or any other documents;

(ii)	the financial condition of any Obligor;

(iii)	the performance and observance by any Obligor of its obligations under the Transaction Documents or any other documents; or

(iv)	the accuracy of any statements (whether written or oral) made in or in connection with any Transaction Document or any other document,

and any representations or warranties implied by law are excluded.

(b)	Each New Lender confirms to the Existing Lender and the other Finance Parties that it:

(i)	has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of any Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Lender in connection with any Finance Document; and

(ii)	will continue to make its own independent appraisal of the creditworthiness of any Obligor and its related entities whilst any amount is or may be outstanding under the Finance Documents or any Commitment is in force.

(c)	Nothing in any Finance Document obliges an Existing Lender to:

(i)	accept a re-transfer from a New Lender of any of the rights and obligations assigned or transferred under this Clause 22; or

(ii)	support any losses directly or indirectly incurred by the New Lender by reason of the non-performance by any Obligor of its obligations under the Finance Documents or otherwise.

22.5	Procedure for transfer

(a)	Subject to the conditions set out in Clause 22.2 (Conditions of assignment or transfer), a transfer is effected in accordance with paragraph (b) below when the Facility Agent executes an otherwise duly completed Transfer Certificate delivered to it by the Existing Lender and the New Lender. The Facility Agent shall, as soon as reasonably practicable after receipt by it of a duly completed Transfer Certificate appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Transfer Certificate.

(b)	Subject to Clause 22.7 (Pro rata interest settlement), on the Transfer Date:

(i)	to the extent that in the Transfer Certificate the Existing Lender seeks to transfer by novation its rights and obligations under the Finance Documents the Borrower and the Existing Lender shall be released from further obligations towards one another under the Finance Documents and their respective rights against one another shall be cancelled (being the “Discharged Rights and Obligations”);

(ii)	the Borrower and the New Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as the Borrower and the New Lender have assumed and/or acquired the same in place of the Borrower and the Existing Lender;

(iii)	the Agents, the Joint & Several Creditor, the Mandated Lead Arrangers, the Special Rate Agent, the Special Rate Providers, the New Lender and other Lenders shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had the New Lender been an Original Lender with the rights and/or obligations acquired or assumed by it as a result of the transfer and to that extent the Agents, the Joint & Several Creditor, the Mandated Lead Arrangers, the Special Rate Agent, the Special Rate Providers and the Existing Lender shall each be released from further obligations to each other under this Agreement; and

(iv)	the New Lender shall become a Party as a “Lender”.

22.6	Security over Lenders’ rights

In addition to the other rights provided to Lenders under this Clause 22, each Lender may without consulting with or obtaining consent from any Obligor, at any time charge, assign or otherwise create Security in or over (whether by way of collateral or otherwise) all or any of its rights under any Finance Document to secure obligations of that Lender including:

(a)	any charge, assignment or other Security to secure obligations to a federal reserve or central bank; and

(b)	in the case of any Lender which is a fund, any charge, assignment or other Security granted to any holders (or trustee or representatives of holders) of obligations owed, or securities issued, by that Lender as Security for those obligations or securities, except that no such charge, assignment or Security shall:

(i)	release a Lender from any of its obligations under the Finance Documents or substitute the beneficiary of the relevant charge, assignment or Security for the Lender as a party to any of the Finance Documents; or

(ii)	require any payments to be made by an Obligor other than or in excess of, or grant to any person any more extensive rights than, those required to be made or granted to the relevant Lender under the Finance Documents.

22.7	Pro rata interest settlement

If the Facility Agent has notified the Lenders that it is able to distribute interest payments on a “pro rata basis” to Existing Lenders and New Lenders then (in respect of any transfer pursuant to Clause 22.5 (Procedure for transfer) the Transfer Date of which, is after the date of such notification and is not on an Interest Payment Date):

(a)	any interest or fees in respect of the relevant participation which are expressed to accrue by reference to the lapse of time shall continue to accrue in favour of the Existing Lender up to but excluding the Transfer Date (“Accrued Amounts”) and shall become due and payable to the Existing Lender (without further interest accruing on them) on the last day of the current Interest Period (or, if the Interest Period is longer than six Months, on the next of the dates which falls at six Monthly intervals after the first day of that Interest Period);

(b)	the rights assigned or transferred by the Existing Lender will not include the right to the Accrued Amounts, so that, for the avoidance of doubt:

(i)	when the Accrued Amounts become payable, those Accrued Amounts will be payable to the Existing Lender; and

(ii)	the amount payable to the New Lender on that date will be the amount which would, but for the application of this Clause 22.7, have been payable to it on that date, but after deduction of the Accrued Amounts.

22.8	Transfers by the Special Rate Providers

(a)	Subject to this Clause 22.8, a Special Rate Provider (the “Existing Special Rate Provider”) may transfer by novation all (but not part of) its rights and obligations under the Finance Documents (in such capacity) to another bank or financial institution with a long term credit rating no lower than the Special Rate Provider Rating on the date of such transfer (the “New Special Rate Provider”).

(b)	Promptly following any such transfer, the relevant Existing Special Rate Provider shall give notice of such transfer to the Facility Agent (on behalf of the Lenders), the Special Rate Agent and the Borrower.

(c)	The consent of the Borrower is required for any assignment or transfer by an Existing Special Rate Provider unless (i) the New Special Rate Provider is an Existing Special Rate Provider or an Affiliate of a Special Rate Provider (provided such Affiliate has a long term credit rating no lower than the Special Rate Provider Rating on the date of such assignment of transfer).

(d)	The consent of the Borrower must not be unreasonably withheld or delayed. The Borrower will be deemed to have given its consent five Business Days after the Borrower is given notice of the request unless it is expressly refused by the Borrower within that time.

22.9	Accession by Additional Lenders

(a)	At any time during the Accession Period, a bank, financial institution, trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets may accede to this Agreement as an “Additional Lender” by delivering an Additional Commitment Letter to the Facility Agent, duly completed and signed by the Additional Lender and the Borrower.

(b)	The accession of the Additional Lender is effected in accordance with paragraph (c) below when the Facility Agent executes the Additional Commitment Letter delivered to it under paragraph (a) above. The Facility Agent shall, as soon as reasonably practicable after receipt by it of an Additional Commitment Letter, execute that Additional Commitment Letter, provided that:

(i)	such Additional Commitment Letter appears on its face to comply with the terms of this Agreement;

(ii)	such Additional Commitment Letter is received by the Facility Agent on or before 14 December 2012;

(iii)	the Additional Commitment specified in such Additional Commitment Letter does not, when aggregated with any other Additional Commitments made available pursuant to any other Additional Commitment Letters, exceed US$25,777,777.80; and

(iv)	the Facility Agent is satisfied that, simultaneously with delivering the Additional Commitment Letter under this Agreement, the Additional Lender and Yakutugol will deliver a duly signed Additional Commitment Letter to the Facility Agent under (and as defined in) the Yakutugol Facility Agreement so as to become an Additional Lender with the same amount of Additional Commitment under (and as defined in) the Yakutugol Mining Facility Agreement on the Accession Date.

(c)	On the Accession Date:

(i)	the Borrower, Agents, the Joint & Several Creditor, the Mandated Lead Arrangers, the Special Rate Agent, the Special Rate Providers, the Additional Lender and other Lenders shall acquire the same rights and assume the same obligations between themselves as they would have had had the Additional Lender been an Original Lender with the rights and obligations acquired or assumed by it as a result of the accession; and

(ii)	the Additional Lender shall become a Party as a “Lender”.

(d)	For the avoidance of doubt, the Borrower and any Additional Lender may together agree, in their sole discretion, the payment of any fee or awarding of any title to the Additional Lender.

23	Changes to the Borrower

The Borrower may not assign any of its rights or transfer any of its rights or obligations under the Finance Documents.

SECTION 9

THE FINANCE PARTIES

24	Role of the Agents, the Joint & Several Creditor and the Mandated Lead Arranger

24.1	Appointment of the Agents

(a)	Each other Finance Party appoints the Facility Agent to act as its facility agent under and in connection with the Transaction Documents.

(b)	Each other Finance Party appoints the Security Agent to act as its security agent and security trustee under and in connection with the Security Documents.

(c)	Each Finance Party appointing an Agent authorises that Agent to exercise the rights, powers, authorities and discretions specifically given to it under or in connection with the Transaction Documents together with any other incidental rights, powers, authorities and discretions.

24.2	Duties of the Agents

(a)	Each Agent shall promptly forward to a Party the original or a copy of any document which is delivered to that Agent for that Party by any other Party.

(b)	Paragraph (a) above shall not apply to a Transfer Certificate.

(c)	Except where a Transaction Document specifically provides otherwise, an Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(d)	If an Agent receives notice from a Party referring to this Agreement, describing a Potential Event of Default and stating that the circumstance described is a Potential Event of Default, it shall promptly notify the other Finance Parties.

(e)	If the Facility Agent is aware of the non-payment of any principal, interest, commitment fee or other fee payable to a Finance Party (other than the Facility Agent or a Mandated Lead Arranger) under this Agreement, it shall promptly notify the other Finance Parties.

(f)	The Facility Agent shall provide to the Borrower within three Business Days of a request by the Borrower (but no more frequently than once per calendar month), a list (which may be in electronic form) setting out the names of the Lenders as at the date of that request, their respective Commitments, the address and fax number (and the department or officer, if any, for whose attention any communication is to be made) of each Lender for any communication to be made or document to be delivered under or in connection with the Finance Documents, the electronic mail address and/or any other information required to enable the sending and receipt of information by electronic mail or other electronic means to and by each Lender to whom any communication under or in connection with the Finance Documents may be made by that means and the account details of each Lender for any payment to be distributed by the Facility Agent to that Lender under the Finance Documents.

(g)	The Facility Agent shall promptly send to the Security Agent or the Joint & Several Creditor (as the case may be) such certification as the Security Agent or the Joint & Several Creditor may require pursuant to paragraph 7 (Basis of distribution) of Schedule 8 (Security Agent and Joint & Several Creditor provisions).

(h)	The duties of an Agent under the Transaction Documents are solely mechanical and administrative in nature.

24.3	Role of the Mandated Lead Arrangers

Except as provided in the Transaction Documents, the Mandated Lead Arrangers have no obligations of any kind to any other Party under or in connection with any Transaction Document.

24.4	No fiduciary duties

(a)	Nothing in this Agreement constitutes the Facility Agent, the Security Agent (except as expressly provided in the Finance Documents) or the Joint & Several Creditor or any Mandated Lead Arranger as a trustee or fiduciary of any other person.

(b)	Neither an Agent nor the Joint & Several Creditor (except as provided in the Finance Documents) nor any Mandated Lead Arranger shall be bound to account to any Lender for any sum or the profit element of any sum received by it for its own account.

24.5	Business with the Mechel Mining Group

Any Finance Party may accept deposits from, lend money to and generally engage in any kind of banking or other business with any member of the Mechel Mining Group.

24.6	Rights and discretions of the Agents and the Joint & Several Creditor

(a)	Each Agent and the Joint & Several Creditor may rely on:

(i)	any representation, notice or document believed by it to be genuine, correct and appropriately authorised; and

(ii)	any statement made by a director, authorised signatory or employee of any person regarding any matters which may reasonably be assumed to be within his knowledge or within his power to verify.

(b)	Each Agent and the Joint & Several Creditor may assume, unless it has received notice to the contrary in its capacity as agent for the Lenders, joint & several creditor of the Borrower’s obligations under this Agreement or, as the case may be, as security agent for the Finance Parties that:

(i)	no Potential Event of Default has occurred (unless it has actual knowledge of a Potential Event of Default arising under Clause 21.1 (Non-payment); and

(ii)	any right, power, authority or discretion vested in any Party or the Majority Lenders has not been exercised.

(c)	The Lenders agree that each Agent and the Joint & Several Creditor may engage, pay for and rely on the advice or services of any lawyers, accountants, surveyors or other experts.

(d)	Each Agent and the Joint & Several Creditor may act in relation to the Transaction Documents through its personnel and agents.

(e)	Each Agent and the Joint & Several Creditor may disclose to any other Party any information it reasonably believes it has received as agent (or joint and several creditor) under this Agreement.

(f)	Without prejudice to the generality of paragraph (e) above, each the Facility Agent and the Joint & Several Creditor may disclose the identity of a Defaulting Lender to the other Finance Parties and the Borrower and shall disclose the same upon the written request of the Borrower or the Majority Lenders.

(g)	Notwithstanding any other provision of any Transaction Document to the contrary, neither an Agent, the Joint & Several Creditor nor any Mandated Lead Arranger is obliged to do or omit to do anything if it would or might in its reasonable opinion constitute a breach of any law or a breach of a fiduciary duty or duty of confidentiality.

(h)	The Facility Agent is not obliged to disclose to any Finance Party any details of the rate notified to the Facility Agent by any Lender or the identity of any such Lender for the purpose of paragraph (a)(ii) of Clause 10.2 (Market Disruption).

24.7	Majority Lenders’ instructions

(a)	Unless a contrary indication appears in a Transaction Document, the Facility Agent shall (i) exercise any right, power, authority or discretion vested in it as Facility Agent in accordance with any instructions given to it by the Majority Lenders or, if so instructed by the Majority Lenders, refrain from exercising any right, power, authority or discretion vested in it and (ii) not be liable for any act (or omission) if it acts (or refrains from taking any action) in accordance with an instruction of the Majority Lenders.

(b)	Unless a contrary indication appears in a Transaction Document, any instructions given by the Majority Lenders will be binding on all the Finance Parties.

(c)	The Facility Agent may refrain from acting in accordance with the instructions of the Majority Lenders until it has received such security as it may require for any cost, loss or liability (together with any associated VAT) which it may incur in complying with the instructions.

(d)	In the absence of instructions from the Majority Lenders, the Facility Agent may act (or refrain from taking action) as it considers to be in the best interest of the Lenders.

(e)	Neither an Agent nor the Joint & Several Creditor is authorised to act on behalf of a Lender (without first obtaining that Lender’s consent) in any legal or arbitration proceedings relating to any Transaction Document.

24.8	Facility Agent’s instructions

(a)	Notwithstanding any provision of any of the Finance Documents, each of the Security Agent and the Joint & Several Creditor shall (i) exercise any right, power, authority, discretion, benefits, duties and/or functions (including the giving of any consent or approval) vested in it as the Security Agent or as the Joint & Several Creditor (as the case may be) in accordance with the instructions given to it by the Facility Agent (or, if so instructed by the Facility Agent, refrain from exercising any right, power, authority or discretion vested in it as the Security Agent or the Joint & Several Creditor (as the case may be)) and (ii) not be liable for any act (or omission) if it acts (or refrains from taking action) in accordance with an instruction of the Facility Agent. Each of the Security Agent and the Joint & Several Creditor shall be entitled to assume any instructions purported to be given to it by the Facility Agent are from the Facility Agent and it shall have no liability for so assuming.

(b)	Unless a contrary indication appears in a Finance Document, any instructions given by the Facility Agent to the Security Agent or the Joint & Several Creditor (as the case may be) shall be binding on all the Finance Parties.

(c)	Each of the Security Agent and the Joint & Several Creditor may refrain from acting in accordance with the instructions of the Facility Agent unless it is indemnified and/or secured to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages, liabilities and expenses (together with any associated VAT) which it may incur in complying with the Facility Agent’s instructions.

(d)	No Finance Party, other than the Facility Agent, is entitled to require the Security Agent and/or the Joint & Several Creditor to take any action or proceedings under any Finance Document.

(e)	Each of the Security Agent and the Joint & Several Creditor shall be entitled to call for and rely on certificates signed by two duly authorised officers of the Facility Agent as to such matters as it reasonably believes to be within the knowledge of the Facility Agent and need not call for further evidence and will not be responsible for any loss occasioned by acting on such certificate and each of the Security Agent and the Joint & Several Creditor shall also be entitled to call for information (from the Facility Agent) provided to the Facility Agent by any Obligor or any Lender and rely and act on the same without liability for any loss occasioned by doing so.

24.9	Responsibility for documentation

Neither an Agent, the Joint & Several Creditor nor any Mandated Lead Arranger:

(a)	is responsible for the adequacy, accuracy and/or completeness of any information (whether oral or written) supplied by any Agent, the Joint & Several Creditor, any Mandated Lead Arranger, any Obligor or any other person given in or in connection with any Transaction Document;

(b)	is responsible for the legality, validity, effectiveness, adequacy or enforceability of any Transaction Document or any other agreement, arrangement or document entered into, made or executed in anticipation of or in connection with any Transaction Document; or

(c)	is responsible for any determination as to whether any information provided or to be provided to any Finance Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise.

24.10	Exclusion of liability

(a)	Without limiting paragraph (b) below, none of the Agents, the Joint & Several Creditor nor the Passport Bank will be liable for any action taken by it under or in connection with any Transaction Document, unless directly caused by its gross negligence or wilful misconduct.

(b)

No Party (other than the relevant Agent, the Joint & Several Creditor or the Passport Bank) may take any proceedings against any officer, employee or agent of an Agent, the Joint & Several Creditor or the Passport Bank in respect of any claim it might have against that Agent, the Joint & Several Creditor or the Passport Bank or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Transaction Document and any officer, employee or agent of such Agent, the Joint & Several Creditor or the Passport Bank may rely on this Clause 24.10. The provisions of this Clause 24.10 shall apply notwithstanding Clause 1.3 (Third party rights).

(c)	None of the Agents, the Joint & Several Creditor nor the Passport Bank will be liable for any delay (or any related consequences) in crediting an account with an amount required under the Transaction Documents to be paid by it if it has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by it for that purpose.

24.11	Lenders’ indemnity to the Agents, the Joint & Several Creditor, Passport Bank and Security Trustee

Each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify each Agent, the Joint & Several Creditor, the Passport Bank and the Security Trustee within three Business Days of demand, against any cost, loss or liability incurred by that Agent, the Joint & Several Creditor, the Passport Bank or, as the case may be, the Security Trustee (otherwise than by reason of its gross negligence or wilful misconduct) in acting as Facility Agent, Security Agent, the Joint & Several Creditor, Passport Bank or Security Trustee (as the case may be) under the Transaction Documents (unless it has been reimbursed by an Obligor pursuant to a Transaction Document). The provisions of this Clause 24.11 shall apply notwithstanding Clause 1.3 (Third party rights).

24.12	Resignation of an Agent

(a)	An Agent may resign and appoint one of its Affiliates as successor by giving notice to the other Finance Parties and the Borrower.

(b)	Alternatively an Agent may resign by giving 30 days’ notice to the other Finance Parties and the Borrower, in which case the Majority Lenders (after consultation with the Borrower) may appoint a successor Facility Agent or, as the case may be, Security Agent.

(c)	If the Majority Lenders have not appointed a successor Agent in accordance with paragraph (b) above within 20 days after notice of resignation was given, a retiring Agent (after consultation with the Borrower) may appoint a successor Facility Agent or Security Agent.

(d)	The retiring Agent shall, at its own cost, make available to its successor such documents and records and provide such assistance as its successor may reasonably request for the purposes of performing its functions as Facility Agent or Security Agent under the Transaction Documents.

(e)	An Agent’s resignation notice shall only take effect upon the appointment of a successor.

(f)	Upon the appointment of a successor, the retiring Agent shall be discharged from any further obligation in respect of the Transaction Documents but shall remain entitled to the benefit of this Clause 24 notwithstanding the provisions of Clause 1.3 (Third party rights). Its successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

(g)	After consultation with the Borrower, the Majority Lenders may, by notice to an Agent, require it to resign. In this event, such Agent shall resign in accordance with paragraph (b) above.

24.13	Confidentiality

(a)	In acting as agent for the Finance Parties, each Agent and the Joint & Several Creditor shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments.

(b)	If information is received by another division or department of an Agent or the Joint & Several Creditor, it may be treated as confidential to that division or department and such Agent or the Joint & Several Creditor (as the case may be) shall not be deemed to have notice of it.

24.14	Relationship with the Lenders

(a)	Subject to Clause 22.7 (Pro rata interest settlement), the Facility Agent may treat the person shown in its records as Lender at the opening of business (in the place of the Facility Agent’s principal office as notified to the Finance Parties from time to time) as the Lender acting through its Facility Office:

(i)	entitled to or liable for any payment due under any Finance Document on that day; and

(ii)	entitled to receive and act upon any notice, request, document or communication or make any decision or determination under any Finance Document made or delivered on that day, unless it has received not less than five Business Days prior notice from that Lender to the contrary in accordance with the terms of this Agreement.

(b)	Each Lender shall supply the Facility Agent with any information required by the Facility Agent in order to calculate the Mandatory Cost in accordance with Schedule 6 (Mandatory Cost formula).

(c)	Any Lender may by notice to the Facility Agent appoint a person to receive on its behalf all notices, communications, information and documents to be made or despatched to that Lender under the Finance Documents. Such notice shall contain the address, fax number and (where communication by email or other electronic means is permitted under Clause 29.4 (Electronic communication)) email address and/or any other information required to enable the sending and receipt of information by that means (and, in each case, the department or officer, if any, for whose attention communication is to be made) and be treated as a notification of a substitute address, fax number, email address, department and officer by that Lender for the purposes of Clause 29.2 (Addresses) and paragraph (a)(iii) of Clause 29.4 (Electronic communication) and the Facility Agent shall be entitled to treat such person as the person entitled to receive all such notices, communications, information and documents as though that person were that Lender.

24.15	Credit appraisal by the Lenders

Without affecting the responsibility of the Borrower for information supplied by it or on its behalf in connection with any Transaction Document, each Lender confirms to each Agent, the Joint & Several Creditor and each Mandated Lead Arranger that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Transaction Document including but not limited to:

(a)	the financial condition, status and nature of each member of the Mechel Mining Group;

(b)	the legality, validity, effectiveness, adequacy or enforceability of any Transaction Document and any other agreement, Security, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Transaction Document;

(c)	whether that Lender has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Transaction Document, the transactions contemplated by the Transaction Documents or any other agreement, Security, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Transaction Document; and

(d)	the adequacy, accuracy and/or completeness of any information provided by any Agent, the Joint & Several Creditor, any Party or by any other person under or in connection with any Transaction Document, the transactions contemplated by the Transaction Documents or any other agreement, Security, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Transaction Document.

24.16	Deduction from amounts payable by an Agent or the Joint & Several Creditor

If any Party owes an amount to an Agent or the Joint & Several Creditor under the Transaction Documents, such Agent or the Joint & Several Creditor (as the case may be) may, after giving notice to that Party, deduct an amount not exceeding that amount from any payment to that Party which such Agent or the Joint & Several Creditor (as the case may be) would otherwise be obliged to make under the Transaction Documents and apply the amount deducted in or towards satisfaction of the amount owed. For the purposes of the Transaction Documents that Party shall be regarded as having received any amount so deducted.

24.17	Security Agent and Joint & Several Creditor provisions

(a)	The provisions of Schedule 8 (Security Agent and Joint & Several Creditor provisions) shall bind each Party.

(b)	The Security Agent shall promptly transfer to the Facility Agent any amounts received by it under the Finance Documents for application by the Facility Agent in accordance with the order set out in Clause 27.5 (Partial payments). The Security Agent shall be obliged to make such transfer only to the extent it has actually received such amount.

25	Conduct of business by the Finance Parties

No provision of this Agreement will:

(a)	interfere with the right of any Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;

(b)	oblige any Finance Party to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim; or

(c)	oblige any Finance Party to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax.

26	Sharing among the Finance Parties

26.1	Payments to Finance Parties

If a Finance Party (a “Recovering Finance Party”) other than the Security Agent or the Joint & Several Creditor receives or recovers any amount from an Obligor other than in accordance with Clause 27 (Payment mechanics) (a “Recovered Amount”) and applies that amount to a payment due under the Finance Documents then:

(a)	the Recovering Finance Party shall, within three Business Days, notify details of the receipt or recovery to the Facility Agent;

(b)	the Facility Agent shall determine whether the receipt or recovery is in excess of the amount the Recovering Finance Party would have been paid had the receipt or recovery been received or made by the Facility Agent and distributed in accordance with Clause 27 (Payment mechanics), without taking account of any Tax which would be imposed on the Facility Agent in relation to the receipt, recovery or distribution; and

(c)	the Recovering Finance Party shall, within three Business Days of demand by the Facility Agent, pay to the Facility Agent an amount (the “Sharing Payment”) equal to such receipt or recovery less any amount which the Facility Agent determines may be retained by the Recovering Finance Party as its share of any payment to be made, in accordance with Clause 27.5 (Partial payments).

26.2	Redistribution of payments

The Facility Agent shall treat the Sharing Payment as if it had been paid by the relevant Obligor and distribute it between the Finance Parties (other than the Recovering Finance Party) (the “Sharing Finance Parties”) in accordance with Clause 27.5 (Partial payments) towards the obligations of that Obligor to the Sharing Finance Parties.

26.3	Recovering Finance Party’s rights

On a distribution by the Facility Agent under Clause 26.2 (Redistribution of payments) of a payment received by a Recovering Finance Party from the Borrower, as between the Borrower and the Recovering Finance Party, an amount of the Recovered Amount equal to the Sharing Payment will be treated as not having been paid by the Borrower.

26.4	Reversal of redistribution

If any part of the Sharing Payment received or recovered by a Recovering Finance Party becomes repayable and is repaid by that Recovering Finance Party, then:

(a)	each Sharing Finance Party (other than the Security Agent or the Joint & Several Creditor) shall, upon request of the Facility Agent, pay to the Facility Agent for the account of that Recovering Finance Party an amount equal to the appropriate part of its share of the Sharing Payment (together with an amount as is necessary to reimburse that Recovering Finance Party for its proportion of any interest on the Sharing Payment which that Recovering Finance Party is required to pay) (the “Redistributed Amount”); and

(b)	as between the Borrower and each relevant Sharing Finance Party, an amount equal to the relevant Redistributed Amount will be treated as not having been paid by the Borrower.

26.5	Exceptions

(a)	This Clause 26 shall not apply to the extent that the Recovering Finance Party would not, after making any payment pursuant to this Clause 26, have a valid and enforceable claim against the relevant Obligor.

(b)	A Recovering Finance Party is not obliged to share with any other Lender any amount which the Recovering Finance Party has received or recovered as a result of taking legal or arbitration proceedings, if:

(i)	it notified that other Finance Party of the legal or arbitration proceedings; and

(ii)	that other Finance Party had an opportunity to participate in those legal or arbitration proceedings but did not do so as soon as reasonably practicable having received notice and did not take separate legal or arbitration proceedings.

26.6	Replacement of the Facility Agent

(a)	After consultation with the Borrower, the Majority Lenders may, by giving 30 days’ notice to the Facility Agent (or, at any time the Facility Agent is an Impaired Agent, by giving any shorter notice determined by the Majority Lenders) replace the Facility Agent by appointing a successor Facility Agent (acting through an office in the United Kingdom).

(b)	The retiring Facility Agent shall (at its own cost if it is an Impaired Agent and otherwise at the expense of the Lenders) make available to the successor Facility Agent such documents and records and provide such assistance as the successor Facility Agent may reasonably request for the purposes of performing its functions as Facility Agent under the Finance Documents.

(c)	The appointment of the successor Facility Agent shall take effect on the date specified in the notice from the Majority Lenders to the retiring Facility Agent. As from this date, the retiring Facility Agent shall be discharged from any further obligation in respect of the Finance Documents but shall remain entitled to the benefit of this Clause 26.6 (and any agency fees for the account of the retiring Facility Agent shall cease to accrue from (and shall be payable on) that date).

(d)	Any successor Facility Agent and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

SECTION 10

ADMINISTRATION

27	Payment mechanics

27.1	Payments to the Facility Agent

(a)	On each date on which an Obligor or a Lender (or, if applicable, the Special Rate Agent or a Special Rate Provider) is required to make a payment under a Finance Document, that Obligor (subject to Clause 27.10 (Payments to the Security Agent and the Joint & Several Creditor) or Lender or, if applicable, the Special Rate Agent or a Special Rate Provider) shall make the same available to the Facility Agent or, if (or, if applicable, to the Special Rate Agent) (unless a contrary indication appears in a Finance Document) for value on the due date at the time and in such funds specified by the Facility Agent (or, if applicable, the Special Rate Agent) as being customary at the time for settlement of transactions in the relevant currency in the place of payment.

(b)	Payment shall be made to such account in the principal financial centre of the country of that currency with such bank as the Facility Agent (or, if applicable, the Special Rate Agent) specifies.

27.2	Distributions by the Facility Agent

Each payment received by the Facility Agent (or, if applicable, the Special Rate Agent) under the Finance Documents for another Party shall, subject to Clauses 27.3 (Distributions to an Obligor), 27.4 (Clawback) and 27.10 (Payments to the Security Agent and the Joint & Several Creditor), be made available by the Facility Agent (or, if applicable, the Special Rate Agent) as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of a Lender, for the account of its Facility Office), to such account as that Party may notify to the Facility Agent (or, if applicable, the Special Rate Agent) by not less than five Business Days’ notice with a bank in the principal financial centre of the country of that currency.

27.3	Distributions to an Obligor

An Agent or the Joint & Several Creditor may (with the Borrower’s consent or in accordance with Clause 28 (Set-off)) apply any amount received by it for an Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from that Obligor under the Finance Documents or in or towards the purchase of any amount of any currency to be so applied.

27.4	Clawback

(a)	Where a sum is to be paid to an Agent, the Special Rate Agent or the Joint & Several Creditor under the Finance Documents for another Party, it is not obliged to pay that sum to that other Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum.

(b)

If an Agent, the Special Rate Agent or the Joint & Several Creditor pays an amount to another Party and it proves to be the case that it had not actually received that amount, then the Party to whom that amount (or the proceeds of any related exchange contract) was paid shall on demand refund the same to the relevant Agent or, as the case may be, the Special Rate Agent or the Joint & Several Creditor together with interest on that amount from the date of payment to the date of receipt by such Agent or, as the case may be, the Special Rate Agent or the Joint & Several Creditor, calculated by it to reflect its cost of funds.

27.5	Partial payments

(a)	If the Facility Agent receives a payment that is insufficient to discharge all the amounts then due and payable by the Borrower under the Finance Documents, the Facility Agent shall apply that payment towards the Borrower’s obligations under the Finance Documents in the following order:

(i)	first, in or towards payment pro rata of any unpaid fees, costs and expenses of the Agents, the Special Rate Agent, the Joint & Several Creditor or the Mandated Lead Arrangers under the Finance Documents;

(ii)	secondly, in or towards payment pro rata of any accrued interest (including, for the avoidance of doubt, any accrued Special Rate interest) and any fee or commission due to the Lenders, but unpaid under this Agreement;

(iii)	thirdly, in or towards payment pro rata of any principal, any Special Rate Advance Breakage Costs and any SR Partial Prepayment Costs due but unpaid under this Agreement; and

(iv)	fourthly, in or towards payment pro rata of any other sum due but unpaid under the Finance Documents.

(b)	The Facility Agent shall, if so directed by the Majority Lenders and the Special Rate Agent (on the instructions of the Special Rate Providers), vary the order set out in paragraphs (a)(ii) to (v) above.

(c)	Paragraphs (a) and (b) above will override any appropriation made by the Borrower.

27.6	No set-off

All payments to be made by any Obligor under the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.

27.7	Business Days

(a)	Any payment which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

(b)	During any extension of the due date for payment of any principal or Unpaid Sum under this Agreement interest is payable on the principal or Unpaid Sum at the rate payable on the original due date.

27.8	Currency of account

(a)	Subject to paragraphs (b) to (e) below, US dollars is the currency of account and payment for any sum due from the Borrower under any Finance Document.

(b)	A repayment of an Advance or Unpaid Sum or a part of an Advance or Unpaid Sum shall be made in the currency in which that Advance or Unpaid Sum is denominated on its due date.

(c)	Each payment of interest shall be made in the currency in which the sum in respect of which the interest is payable was denominated when that interest accrued.

(d)	Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are incurred.

(e)	Any amount expressed to be payable in a currency other than US dollars shall be paid in that other currency.

27.9	Change of currency

(a)	Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:

(i)	any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Facility Agent (after consultation with the Borrower); and

(ii)	any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Facility Agent (acting reasonably).

(b)	If a change in any currency of a country occurs, this Agreement will, to the extent the Facility Agent (acting reasonably and after consultation with the Borrower) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the London interbank market and otherwise to reflect the change in currency.

27.10	Payments to the Security Agent and the Joint & Several Creditor

Notwithstanding any other provision of any Finance Document, after a notice has been given to the Borrower under Clause 21.28 (Acceleration), and at any time after any Security created by or pursuant to any Security Document becomes enforceable, the Security Agent or, as the case may be, the Joint & Several Creditor may require:

(a)	the Borrower to pay all sums due under any Finance Document; or

(b)	the Facility Agent to pay all sums received or recovered from the Borrower under any Finance Document,

in each case as the Security Agent or, as the case may be, the Joint & Several Creditor may direct for application in accordance with the terms of the Security Documents.

27.11	Impaired Agent

(a)

If, at any time, the Facility Agent becomes an Impaired Agent, an Obligor, the Special Rate Agent (on behalf of the Special Rate Providers) or a Lender which is required to make a payment under the Finance Documents to the Facility Agent in accordance with Clause 27.1 (Payments to the Facility Agent) may instead either pay that amount direct to the required recipient or pay that amount to an interest-bearing account held with an Acceptable Bank within the meaning of paragraph (a) of the definition of “Acceptable Bank” and in relation to which no Insolvency Event has occurred and is continuing, in the name of the Obligor, the Special Rate Agent (on behalf of the Special

Rate Providers) or the Lender making the payment and designated as a trust account for the benefit of the Party or Parties beneficially entitled to that payment under the Finance Documents. In each case such payments must be made on the due date for payment under the Finance Documents.

(b)	All interest accrued on the amount standing to the credit of the trust account shall be for the benefit of the beneficiaries of that trust account pro rata to their respective entitlements.

(c)	A Party which has made a payment in accordance with this Clause 27.11 shall be discharged of the relevant payment obligation under the Finance Documents and shall not take any credit risk with respect to the amounts standing to the credit of the trust account.

(d)	Promptly upon the appointment of a successor Facility Agent in accordance with Clause 26.6 (Replacement of the Facility Agent), each Party which has made a payment to a trust account in accordance with this Clause 27.11 shall give all requisite instructions to the bank with whom the trust account is held to transfer the amount (together with any accrued interest) to the successor Facility Agent for distribution in accordance with Clause 27.2 (Distributions by the Facility Agent).

28	Set-off

A Finance Party may set off any matured obligation due from the Borrower under the Finance Documents (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party to the Borrower, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

29	Notices

29.1	Communications in writing

(a)	Any communication to be made under or in connection with the Finance Documents shall be made in writing and, unless otherwise stated, may be made by fax or delivery with an internationally recognised courier service.

(b)	Paragraph (a) above does not apply to any communication under Clause 8.6 (Special Rate options) in respect of any proposed Special Rate, which shall be made by telephone between the Borrower, the Special Rate Agent and the Special Rate Providers.

29.2	Addresses

The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Finance Documents is:

(a)	in the case of the Borrower:

Southern Kuzbass Coal Company Open Joint Stock Company

Address: ul. Junosti, 6, g. Mezhdurechensk, Kemerovskaja Oblast, Russian Federation

Telephone: +7 38475 723 96/ +7 495 221 8888

Fax No: +7 495 22 18 800 / +7 38475 72241

Email: aleksey.lyapin@mechel.com

Copy to: sc@kuz.rikt.ru, corp.fin@mechel.com

Attention: Aleksey Lyapin, Sergey Korovin.

(b)	in the case of each Lender or Special Rate Provider, that notified in writing to the Facility Agent on or prior to the date on which it becomes a Party;

(c)	in the case of the Facility Agent:

UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG), London Branch

(i)	in respect of administrative matters:

Address: Moor House, 120 London Wall, London EC2Y 5ET, United Kingdom

Telephone: +44 207 826 1504 / +44 207 826 1506

Fax No: +44 207 826 1520 / +44 207 826 1520

Email: andrew.osborne@unicreditgroup.eu

Copy to: anne.brett@unicreditgroup.eu

Attention: Andrew Osborne, Anne Brett

(ii)	in respect of credit matters:

ZAO UniCredit Bank

Address: Prechistenskaya Nab., 9, Moscow, Russian Federation 119034

Telephone: +7 495 783 00 66 / +7 495 258 72 58 ext. 6229#

Fax No: +7 495 258 7356

Email: Alexey.Pchelnikov@unicredit.ru /

            Viatcheslav.Vereschagin@unicredit.ru

Attention: Alexey Pchelnikov / Viatcheslav Vereschagin

(d)	in the case of the Security Agent:

UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG), London Branch

Address: Moor House, 120 London Wall, London, EC2Y 5ET, United Kingdom

Telephone: +44 207 826 1504

Fax No: +44 207 826 1520

Email: andrew.osborne@unicreditgroup.eu

Attention: Andrew Osborne, Anne Brett

(e)	in the case of Joint & Several Creditor:

UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG), London Branch

Address: Moor House, 120 London Wall, London, EC2Y 5ET, United Kingdom

Telephone: +44 207 826 1504

Fax No: +44 207 826 1520

Email: andrew.osborne@unicreditgroup.eu

Attention: Andrew Osborne, Anne Brett

(f)	in the case of the Special Rate Agent:

UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG), Munich Head-Office

Address: Arabellastrasse 14, 81925 Munich, Germany

Telephone: +49 89 378 44234

Fax No: +49 89 378 33 21711 / +49 89 378 29002

Email: thorsten.frey@unicreditgroup.de

Attention: Thorsten Frey

or any substitute address or fax number or department or officer as the Party may notify to the Facility Agent (or an Agent may notify to the other Parties, if a change is made by that Agent) by not less than five Business Days’ notice.

29.3	Delivery

(a)	Any communication or document made or delivered by one person to another under or in connection with the Finance Documents will only be effective:

(i)	if by way of fax, when the fax transmission is completed and evidenced by a confirmation slip; or

(ii)	if by way of internationally recognised courier service, when such courier service has obtained a delivery confirmation from or on behalf of the recipient,

and, if a particular department or officer is specified as part of its address details provided under Clause 29.2 (Addresses), if addressed to that department or officer.

(b)	Any communication or document to be made or delivered to an Agent, the Special Rate Agent or the Joint & Several Creditor will be effective only when actually received by that Agent, the Special Rate Agent or the Joint & Several Creditor (as the case may be) and then only if it is expressly marked for the attention of the department or officer identified with that Agent’s, the Special Rate Agent’s or the Joint & Several Creditor’s (as the case may be) signature below (or any substitute department or officer as it shall specify for this purpose).

(c)	Subject to Clause 8.6 (Special Rate options), all notices from or to the Borrower shall be sent through the Facility Agent.

29.4	Electronic communication

(a)	Any communication to be made between an Agent and a Lender, the Facility Agent and the Special Rate Agent or the Special Rate Agent and a Special Rate Provider under or in connection with the Finance Documents may be made by email or other electronic means, if that Agent and the relevant Lender, the Facility Agent and the Special Rate Agent or the Special Rate Agent and the relevant Special Rate Provider:

(i)	agree that, unless and until notified to the contrary, this is to be an accepted form of communication;

(ii)	notify each other in writing of their email address and/or any other information required to enable the sending and receipt of information by that means; and

(iii)	notify each other of any change to their address or any other such information supplied by them.

(b)	Any communication to be made between the Facility Agent and the Borrower or the Special Rate Agent and the Borrower under or in connection with the Finance Documents may be made by electronic mail or other electronic means, if the Facility Agent and the Borrower or the Special Rate Agent and the Borrower:

(i)	agree that, unless and until notified to the contrary, this is to be an accepted form of communication;

(ii)	notify each other in writing of their electronic mail address and/or any other information required to enable the sending and receipt of information by that means; and

(iii)	notify each other of any change to their address or any other such information supplied by them,

and provided further that such communication does not relate to a Utilisation Request, the interest rate applicable to a Special Rate Advance or Clause 21 (Events of Default).

(c)	Any electronic communication made between an Agent and a Lender, the Facility Agent and the Special Rate Agent or the Special Rate Agent and a Special Rate Provider (or the Facility Agent and the Borrower or the Special Rate Agent and the Borrower), as the case may be, will be effective only when actually received in readable form and in the case of any electronic communication made by a Lender to an Agent, the Facility Agent to the Special Rate Agent, the Special Rate Agent to the Facility Agent or a Special Rate Provider to the Special Rate Agent (or by the Borrower to the Facility Agent or the Borrower to the Special Rate Agent), as the case may be, only if it is addressed in such a manner as the relevant Agent or Special Rate Agent shall specify for this purpose.

29.5	Notification of address and fax number

Promptly upon receipt of notification of an address and fax number or change of address or fax number pursuant to Clause 29.2 (Addresses) or changing its own address or fax number, an Agent shall notify the other Parties.

29.6	English language

(a)	Any notice given under or in connection with any Finance Document must be in English.

(b)	All other documents provided under or in connection with any Finance Document must be:

(i)	in English; or

(ii)	if not in English, and if so required by a Lender acting through the Facility Agent, accompanied by a certified (but not, for the avoidance of doubt, notarised) English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document, provided that, in respect of any member of the Mechel Mining Group incorporated in the Russian Federation, financial statements, constitutional, statutory or other official documents, technical due diligence and environmental reports may be presented in Russian, except to the extent that any information contained therein is necessary for determination of compliance with any requirement of Clause 19 (Financial covenants) or 20 (General undertakings).

29.7	Copies to Mechel and Mechel Mining

All notices or communications to the Borrower under this Agreement should be copied to:

(a)	Dale Bender

	Address:	Mechel Mining, Krasnoarmeiskaya street, 1,

Moscow, 125993, Russian Federation

	E-mail:	(dale.bender@mechel.com)

	Fax:	+7 495 221 8800

(b)	Svetlana Lashchuk

	Address:	Mechel OAO, Krasnoarmeiskaya street, 1,

Moscow, 125993, Russian Federation

	E-mail:	(svetlana.lashchuk@mechel.com)

	Fax:	+7 495 221 8800

(c)	Mariya Shabanova

	Address:	Mechel Mining, Krasnoarmeiskaya street, 1,

Moscow, 125993, Russian Federation

	E-mail:	(mariya.shabanova@mechel.com)

	Fax:	+7 495 221 8800

(d)	Crina Nechifor

	Address:	Oberdorfstrasse 11 CH-6340 Baar, Switzerland

	E-mail:	(crina.nechifor@mechel.com)

	Fax:	+41 41 768 45 50.

For the avoidance of doubt, any failure by any Finance Party to copy any of the persons listed in paragraphs (a) to (e) above into any notice or communication shall not affect the validity or legality of such notice or communication.

29.8	Communication when Facility Agent is Impaired Agent

If the Facility Agent is an Impaired Agent the Parties may, instead of communicating with each other through the Facility Agent, communicate with each other directly and (while the Facility Agent is an Impaired Agent) all the provisions of the Finance Documents which require communications to be made or notices to be given to or by the Facility Agent shall be varied so that communications may be made and notices given to or by the relevant Parties directly. This provision shall not operate after a replacement Facility Agent has been appointed.

30	Calculations and certificates

30.1	Accounts

In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by a Finance Party are prima facie evidence of the matters to which they relate.

30.2	Certificates and determinations

Any certification or determination by a Finance Party of a rate or amount under any Finance Document is prima facie evidence of the matters to which it relates.

30.3	Day count convention

Any interest, commission or fee accruing under a Finance Document will accrue from day to day and is calculated on the basis of the actual number of days elapsed and a year of 360 days or, in any case where the practice in the London interbank market differs, in accordance with that market practice.

31	Partial invalidity

If, at any time, any provision of the Finance Documents is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

32	Remedies and waivers

No failure to exercise, nor any delay in exercising, on the part of any Finance Party, any right or remedy under the Finance Documents shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

33	Amendments and waivers

33.1	Required consents

(a)	Subject to Clause 33.2 (Exceptions) any term of the Finance Documents may be amended or waived only with the consent of the Majority Lenders and the Borrower and any such amendment or waiver will be binding on all Parties.

(b)	The Facility Agent may effect, on behalf of any Finance Party, any amendment or waiver permitted by this Clause 33.1.

33.2	Exceptions

(a)	An amendment or waiver that has the effect of changing or which relates to:

(i)	the definition of “Majority Lenders” in Clause 1.1 (Definitions);

(ii)	an extension to the date of payment of any amount under the Finance Documents;

(iii)	a reduction in the Margin or a reduction in the amount of any payment of principal, interest, fees or commission payable under the Finance Documents;

(iv)	an increase in or an extension of any Commitment;

(v)	a change to (including a release or partial release of) an Obligor (other than a replacement or release of a Trader in accordance with Clause 20.28 (Replacement of a Trader) or Clause 20.35 (Release of a Trader) or the release of Mechel from its Guarantee pursuant to Clause 9 (Release) thereof) (provided that, for the avoidance of doubt, any amendment or waiver relating to Clause 20.7 (Reorganisation) shall only require the consent of the Majority Lenders);

(vi)	the release of any Security (except for the release of Security over an Assigned Offtake Contract that is a Replaced Commercial Contract, in accordance with the provisions of an Assignment of Offtake Contracts) created pursuant to any Security Document;

(vii)	any provision which expressly requires the consent of all the Lenders; or

(viii)	Clause 2.2 (Finance Parties’ rights and obligations), Clause 7.4 (Mandatory prepayment – Net IPO Proceeds), Clause 7.5 (Mandatory prepayment – change of control, disposals), Clause 7.9 (Mandatory prepayment – disposal proceeds), Clause 7.10 (Mandatory prepayment – Private Placement proceeds), Clause 14.1 (Currency indemnity), Clause 14.2 (Other indemnities), Clause 22 (Changes to the Lenders), Clause 26 (Sharing among the Finance Parties), or this Clause 33, shall not be made without the prior consent of all the Lenders.

(b)	An amendment or waiver which relates to the rights or obligations of an Agent, the Joint & Several Creditor, the Special Rate Agent, any Special Rate Provider or any Mandated Lead Arranger may not be effected without the prior consent of that Agent, the Joint & Several Creditor, the Special Rate Agent, the relevant Special Rate Provider or the relevant Mandated Lead Arranger, as the case may be.

(c)	In respect of each request submitted to the Facility Agent by the Borrower for a consent, waiver, amendment, confirmation of or in relation to any of the terms of any Finance Document (other than a term set out in paragraph (a) above) (a “Consent Request”):

(i)	each Lender may request clarification or further information to enable it to provide a response to such Consent Request (a “Request for Information”) not later than seven Business Days after the date of such Consent Request; and

(ii)	the Facility Agent shall notify the Borrower and the Lenders (A) if no Requests for Information have been received by the Facility Agent within seven Business Days after the date of a Consent Request or (B) if any Request for Information has been received, once the Facility Agent has received from the Borrower all clarifications and further information to each such Request for Information (in form and substance satisfactory to each relevant Lender) (the “Facility Agent Confirmation”).

(d)	If any Lender (a “Non-responsive Lender”) fails to provide to the Facility Agent a clear positive or negative response to a Consent Request within 15 Business Days after the date of the Facility Agent Confirmation in respect of that Consent Request, the Commitment and/or participation in any Advance then outstanding of that Non-responsive Lender shall not be included for the purpose of calculating the Total Commitments or participations in the Advance when ascertaining whether the relevant percentage of Total Commitments and/or participations necessary to achieve approval of the Majority Lenders has been obtained to approve that Consent Request.

(e)	The Borrower shall refer to the provisions of paragraphs (c) and (d) above and the time limits set out therein in each Consent Request.

(f)	In respect of a request submitted by the Borrower to the Facility Agent for a consent, waiver, amendment, confirmation of or in relation to any of the terms of any Finance Document, the Facility Agent shall (i) when seeking the response of the Lenders to such request, also seek the consent of each Lender to disclose to the Borrower whether that Lender approves, rejects, confirms or refutes (as the case may be) such request and (ii) when communicating to the Borrower whether such request has been approved or confirmed, disclose to the Borrower the identities of those Lenders who have approved, rejected, confirmed or refuted (as the case may be) such request and who have consented to their identities being so disclosed.

33.3	Replacement of Lender

(a)	If at any time:

(i)	any Lender becomes a Non-Consenting Lender; or

(ii)	the Borrower becomes obliged to repay any amount in accordance with Clause 7.1 (Illegality) or to pay additional amounts pursuant to Clause 12.2 (Tax gross-up), Clause 12.3 (Tax Indemnity), or Clause 13.1 (Increased Costs) to any Lender in excess of amounts payable to the other Lenders generally, then the Borrower may, on 15 Business Days’ prior written notice to the Facility Agent and such Lender, replace such Lender by requiring such Lender to (and such Lender shall) transfer pursuant to Clause 22 (Changes to the Lenders) all (and not part only) of its rights and obligations under this Agreement to a Lender or other bank, financial institution, trust, fund or other entity (a “Replacement Lender”) selected by the Borrower, and which is acceptable to the Facility Agent (acting reasonably), which confirms its willingness to assume and does assume all the obligations of the transferring Lender (including the assumption of the transferring Lender’s participations on the same basis as the transferring Lender) for a purchase price in cash payable at the time of transfer equal to the outstanding principal amount of such Lender’s participation in the outstanding Advances and all accrued interest, Break Costs and other amounts payable in relation thereto under the Finance Documents.

(b)	The replacement of a Lender pursuant to this Clause shall be subject to the following conditions:

(i)	the Borrower shall have no right to replace the Facility Agent, the Special Rate Agent, any Special Rate Provider (other than pursuant to Clause 33.6 (Removal of a Special Rate Provider)), the Joint & Several Creditor or the Security Agent;

(ii)	neither the Facility Agent nor the Lender shall have any obligation to the Borrower to find a Replacement Lender;

(iii)	in the event of a replacement of a Non-Consenting Lender such replacement must take place no later than 90 days after the date the Non-Consenting Lender notifies the Borrower and the Facility Agent of its failure or refusal to give a consent in relation to, or agree to any waiver or amendment to the Finance Documents requested by the Borrower; and

(iv)	in no event shall the Lender replaced under this paragraph (b) be required to pay or surrender to such Replacement Lender any of the fees received by such Lender pursuant to the Finance Documents.

33.4	Disenfranchisement of Defaulting Lenders

(a)	For so long as a Defaulting Lender has any undrawn Commitment, in ascertaining the Majority Lenders or whether any given percentage (including, for the avoidance of doubt, unanimity) of the Total Commitments has been obtained to approve any request for a consent, waiver, amendment or other vote under the Finance Documents, that Defaulting Lender’s Commitments will be reduced by the amount of its undrawn Commitments.

(b)	For the purposes of this Clause 33.4, the Facility Agent may assume that the following Lenders are Defaulting Lenders:

(i)	any Lender which has notified the Facility Agent that it has become a Defaulting Lender;

(ii)	any Lender in relation to which it is aware that any of the events or circumstances referred to in paragraphs (a), (b) or (c) of the definition of “Defaulting Lender” has occurred,

unless it has received notice to the contrary from the Lender concerned (together with any supporting evidence reasonably requested by the Facility Agent) or the Facility Agent is otherwise aware that the Lender has ceased to be a Defaulting Lender.

33.5	Replacement of a Defaulting Lender

(a)	The Borrower may, at any time a Lender has become and continues to be a Defaulting Lender, by giving 15 Business Days’ prior written notice to the Facility Agent and such Lender:

(i)	replace such Lender by requiring such Lender to (and such Lender shall) transfer pursuant to Clause 22 (Changes to the Lenders) all (and not part only) of its rights and obligations under this Agreement;

(ii)	require such Lender to (and such Lender shall) transfer pursuant to Clause 22 (Changes to the Lenders) all (and not part only) of the undrawn Commitment of the Lender,

to a Lender or other bank, financial institution, trust, fund or other entity (a “Replacement Lender”) selected by the Borrower, and which (unless the Facility Agent is an Impaired Agent) is acceptable to the Facility Agent (acting reasonably), which confirms its willingness to assume and does assume all the obligations or all the relevant obligations of the transferring Lender (including the assumption of the transferring Lender’s participations or unfunded participations (as the case may be) on the same basis as the transferring Lender) for a purchase price in cash payable at the time of transfer equal to the outstanding principal amount of such Lender’s participation in the outstanding Advances and all accrued interest, Break Costs and other amounts payable in relation thereto under the Finance Documents.

(b)	Any transfer of rights and obligations of a Defaulting Lender pursuant to this Clause shall be subject to the following conditions:

(i)	the Borrower shall have no right to replace the Facility Agent, the Special Rate Agent, any Special Rate Provider (other than pursuant to Clause 33.6 (Removal of a Special Rate Provider)), the Joint & Several Creditor or the Security Agent;

(ii)	neither the Facility Agent nor the Defaulting Lender shall have any obligation to the Borrower to find a Replacement Lender;

(iii)	the transfer must take place no later than 90 days after the notice referred to in paragraph (a) above; and

(iv)	in no event shall the Defaulting Lender be required to pay or surrender to the Replacement Lender any of the fees received by the Defaulting Lender pursuant to the Finance Documents.

33.6	Removal of a Special Rate Provider

(a)	Subject to paragraph (b) below, and provided no Special Rate Advance is then outstanding under this Agreement, the Borrower may remove a Special Rate Provider by giving 5 Business Days’ prior written notice to the Facility Agent and the relevant Special Rate Provider. Upon the expiry of such notice period, the Special Rate Provider shall cease to be Party to this Agreement as a Special Rate Provider.

(b)	The Borrower may not remove a Special Rate Provider under paragraph (a) above if such Special Rate Provider (or its Affiliate) is a Party to this Agreement as a Lender.

34	Confidentiality

34.1	Confidential information

Each Finance Party severally undertakes to the Borrower that:

(a)	it will keep confidential the Confidential Information and protect it with security measures and a degree of care that it would apply to its own confidential information; and

(b)	it will not make use of for any purpose (otherwise than for the purposes of the Finance Documents, and otherwise than in the context of an addition to its general experience, knowledge or expertise), any of the Finance Documents or other documents, relating to or referred to in this Agreement and all of the Confidential Information.

34.2	Disclosure of Confidential Information

Each Finance Party shall be entitled to make disclosure of Confidential Information:

(a)	to its auditors, accountants, legal counsel and tax advisers and to any other professional advisers appointed by it in relation to the transactions contemplated by this Agreement;

(b)	to any of its Affiliates (provided that any such Affiliate has agreed to be bound by the terms of this Clause 34);

(c)	(whether or not the relevant assignment, transfer, substitutions, sub-participation or other arrangement is made) to any proposed assignee, transferee, substitute or sub-participant or any other proposed party to any other transaction under which payments are to be made by reference to this Agreement or any other arrangement with any Finance Party permitted pursuant to this Agreement PROVIDED THAT any such proposed party has agreed to be bound by a confidentiality undertaking between that Finance Party and that proposed party on terms substantially the same as the terms of this Clause 34;

(d)	to any other person for whose benefit that Finance Party charges, assigns or otherwise creates Security (or may do so) pursuant to Clause 22.6 (Security over Lenders’ rights);

(e)	to any rating agency, insurance company;

(f)	to any stock exchange or banking or other regulatory or examining authorities (whether governmental or otherwise) where such disclosure is requested by them;

(g)	pursuant to subpoena or order of a court or other legal process;

(h)	in connection with any action, suit or proceeding relating to any of the Transaction Documents;

(i)	pursuant to any law or regulation; and

(j)	with the prior consent of the Borrower, to any person not specified in paragraphs (a) to (i) above.

34.3	Inside information

Each of the Finance Parties acknowledges that Mechel Mining is a Subsidiary or Affiliate of, or may itself become, a company that is listed on the New York Stock Exchange, the Russian Trading System Stock Exchange and the Moscow Interbank Currency Exchange and that some or all of the Confidential Information is or may be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and each of the Finance Parties undertakes not to use any Confidential Information for any unlawful purpose.

34.4	Notification of disclosure

Each of the Finance Parties agrees (to the extent permitted by law and regulation) to inform the Borrower upon becoming aware that Confidential Information has been disclosed in breach of this Clause 34.

34.5	Official requests for information

(a)	In the event that any Finance Party is requested or required by any court of competent jurisdiction or governmental, supervisory or regulatory authority with whose rules it is required to comply to disclose any Confidential Information, it is agreed that (to the extent permitted by law or regulation) the relevant Finance Party will provide the Borrower with prompt notice in writing of the existence, terms and circumstances of any such request or requirement.

(b)	In relation to any disclosure made pursuant to paragraph (a) above, the relevant Finance Party agrees, to the extent permitted by law or regulation, (i) to advise the Borrower promptly in writing of such disclosure and (ii) to consider any reasonable requests that the Borrower may make as to timing, scope and manner of such disclosure (notwithstanding the foregoing, no Finance Party shall be obliged to accept any such request).

34.6	Entire agreement

This Clause 34 constitutes the entire agreement between the Parties in relation to the obligations of the Finance Parties under the Finance Documents regarding Confidential Information and supersedes any previous agreement, whether express or implied, regarding Confidential Information.

34.7	Continuing obligations

The obligations in this Clause 34 are continuing and, in particular, shall survive and remain binding on each Finance Party until the earlier of:

(a)	the date which is 12 Months after the date on which all amounts payable by the Obligors under or in connection with this Agreement have been paid in full and all Commitments have been cancelled or otherwise cease to be available; and

(b)	the date which is 18 Months after the date on which such Finance Party otherwise ceases to be a Finance Party.

35	Counterparts

Each Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.

SECTION 11

GOVERNING LAW AND ENFORCEMENT

36	Governing law

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

37	Arbitration

37.1	Arbitration

Any dispute arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a “Dispute”) shall be referred to and finally resolved by arbitration under the Arbitration Rules (the “Rules”) of the LCIA (the “LCIA Court”).

37.2	Procedure for arbitration

(a)	The arbitral tribunal shall consist of three arbitrators. The claimant(s), irrespective of number, shall nominate jointly one arbitrator; the respondent(s), irrespective of number, shall nominate jointly the second arbitrator; and a third arbitrator, who shall serve as Chairman, shall be appointed by the LCIA Court within 15 days of the appointment of the second arbitrator.

(b)	In the event the claimant(s) or the respondent(s) shall fail to nominate an arbitrator within the time limits specified in the Rules, such arbitrator shall be appointed by the LCIA Court within 15 days of such failure. In the event that both the claimant(s) and the respondent(s) fail to nominate an arbitrator within the time limits specified in the Rules, all three arbitrators shall be appointed by the LCIA Court within 15 days of such failure who shall designate one of them as chairman.

(c)	If all the parties to an arbitration so agree, there shall be a sole arbitrator appointed by the LCIA Court within 15 days of such agreement.

(d)	The seat of arbitration shall be London, England and the language of the arbitration shall be English.

(e)	Where disputes arise under this Agreement or any other Finance Document which, in the reasonable opinion of the first arbitral tribunal to be appointed in any of the disputes, are so closely connected that it is expedient for them to be resolved in the same proceedings, that arbitral tribunal shall have the power to order that the proceedings to resolve that dispute shall be consolidated with those to resolve any of the other disputes (whether or not proceedings to resolve those other disputes have yet been instituted), provided that no date for the final hearing of the first arbitration has been fixed. If the arbitral tribunal so orders, the parties to each dispute which is a subject of the order shall be treated as having consented to that dispute being finally decided:

(i)	by the arbitral tribunal who ordered the consolidation unless the LCIA Court decides that it would not be suitable or impartial; and

(ii)	in accordance with the procedure, at the seat and in the language specified in the arbitration agreement in the contract under which the arbitral tribunal who ordered the consolidation was appointed, save as otherwise agreed by all parties to the consolidated proceedings or, in the absence of such agreement, ordered by the arbitral tribunal in the consolidated proceedings.

37.3	Recourse to courts

The Parties exclude the jurisdiction of the courts under Sections 45 and 69 of the Arbitration Act 1996.

38	Process and Immunity

38.1	Service of process

(a)	Without prejudice to any other mode of service allowed under any relevant law, the Borrower:

(i)	irrevocably appoints Oriel Resources Limited (whose address is 33 Cavendish Square, London, United Kingdom W1G 0PW) as its agent for service of process in England in relation to any legal action or proceedings arising out of or in connection with any Finance Document; and

(ii)	agrees that failure by a process agent to notify it of the process will not invalidate the proceedings concerned.

(b)	If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrower shall immediately (and in any event within 10 days of such event taking place) appoint another agent on terms acceptable to the Facility Agent (acting reasonably). Failing this, the Facility Agent may appoint another agent for this purpose on terms acceptable to the Facility Agent (acting reasonably).

38.2	Waiver of immunity

The Borrower waives generally all immunity it may otherwise have, including immunity in respect of:

(a)	the giving of any relief by way of injunction or order for specific performance or for the recovery of land or other property; and

(b)	the issue of any process against its property for the enforcement of a judgment or, in an action in rem, for the arrest, detention or sale of any of its property.

39	Language

This Agreement may be translated into the Russian language. In the event of any discrepancies between the English and Russian versions of this Agreement or any dispute regarding the interpretation of any provision in the English or Russian versions of this Agreement, the English version of this Agreement shall prevail and questions of interpretation shall be addressed solely in the English language.

40	Joint & Several Creditor

40.1	Joint & Several Creditor

(a)	The Borrower and each Finance Party agree that the Joint & Several Creditor shall be the joint and several creditor (together with each Finance Party) of each and every obligation of the Borrower towards each Finance Party under this Agreement. The Joint & Several Creditor shall have rights that are joint and several with, and only with, each other Finance Party in respect of the payment and discharge of any obligation to such Finance Party which is from time to time due and payable by the Borrower under this Agreement, provided that the Joint & Several Creditor shall not be bound to exercise any such rights unless and until it shall have been directed by the Facility Agent to do so and is indemnified and/or secured to its satisfaction. The Finance Parties (other than the Joint & Several Creditor) acknowledge and agree that only the Joint & Several Creditor may exercise the rights under the Borrower Asset Pledges or the Share Pledges or enforce the Security created thereby (acting on the instructions of the Facility Agent).

(b)	Prior to the occurrence of any demand for payment under this Agreement, the Borrower may discharge its payment obligations under this Agreement to the relevant Finance Party or to the Joint & Several Creditor and payment to either such Finance Party or the Joint & Several Creditor shall constitute a valid discharge of such payment obligations.

(c)	On or following the occurrence of any demand for payment under this Agreement, the Borrower may discharge its payment obligations under this Agreement only to the person who has made such demand, including, for the avoidance of doubt, the Joint & Several Creditor, and payment to such person shall constitute a valid discharge of such payment obligations.

(d)	Neither this Agreement, nor any of the other Finance Documents to which the Joint & Several Creditor is party, shall confer or create, nor shall be construed as conferring or creating, a relationship of principal and agent between any Finance Party or the Borrower, as principal, and the Joint & Several Creditor, as agent.

(e)	The Joint & Several Creditor acts in its own name and not as a trustee, and its claims in respect of the obligations of the Borrower under this Agreement, and the Security granted under the Borrower Asset Pledges and the Share Pledges, shall not be held on trust.

(f)	All moneys received or recovered by the Joint & Several Creditor pursuant to this Clause 40, and all amounts received or recovered by the Joint & Several Creditor from or by the enforcement of the Security granted under the Borrower Asset Pledges and the Share Pledges, shall be applied in accordance with Clause 27.5 (Partial payments).

40.2	No lending obligations

Neither this Agreement, nor any other Finance Document to which the Joint & Several Creditor is party (in its capacity as such), shall confer or create, nor shall be construed as conferring or creating:

(a)	any obligation of or on the Joint & Several Creditor to lend or to extend funds or credit to the Borrower; or

(b)	any other obligation of or on the Joint & Several Creditor to the Borrower except as expressly provided in, and subject to the terms of, the Finance Documents.

40.3	Assignments and transfers by the Joint & Several Creditor

(a)	The Joint & Several Creditor may assign, transfer or otherwise dispose of all (but not part) of its rights and obligations under the Finance Documents to which it is party at any time to any person without the Borrower’s consent and with the prior consent of the Majority Lenders.

(b)	Upon the assignment, transfer or other disposal of all (but not part) of the Joint & Several Creditor’s rights and obligations under the Finance Documents to which it is party in accordance with paragraph (a) above:

(i)	the Joint & Several Creditor shall (save for any accrued claims and liabilities) be discharged from any further obligation in respect of the Finance Documents to which it is party, but shall remain entitled to the benefit of the provisions of Clauses 12 (Tax gross-up and indemnities), 14 (Other indemnities), 15 (Mitigation by the Lenders), 16 (Costs and expenses) and 24 (Role of the Agents, the Joint & Several Creditor and the Mandated Lead Arranger) applicable to it;

(ii)	the Joint & Several Creditor’s successor and each of the other Parties to this Agreement shall have the same rights and obligations amongst themselves as they would have had if such successor Joint & Several Creditor had been an original Party to such Finance Documents; and/or

(iii)	the Borrower shall (and shall ensure that each other Obligor will) enter into such amendments to any of the Finance Documents as the new Joint & Several Creditor deems necessary (at its sole discretion) to ensure that each Finance Document continues in full force and effect.

(c)	The Joint & Several Creditor shall promptly give the Borrower notice of any assignment, transfer or disposal of its rights and obligations under the Finance Documents pursuant to paragraph (a) above.

(d)	Any assignment or transfer by the Joint & Several Creditor under this Clause 40.3 shall only be to a person that is (i) resident in a country that is a member of (A) the Organisation for Economic Co-operation and Development (OECD) or (B) the Financial Action Task Force (FATF) and (ii) not a resident of a Sanction Country.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

Schedule 1

The Original Lenders

Name of Original Lender	Commitment

Part 1

Amsterdam Trade Bank N.V.	$5,167,765.57

BNP Paribas	$47,108,664.02

Commerzbank Aktiengesellschaft	$47,173,333.37

Credit Europe Bank N.V.	$3,866,666.63

Credit Suisse AG	$3,752,869.33

Erste Group Bank AG	$10,311,111.11

Federated Project and Trade Finance Core Fund	$2,000,000.00

Galena Asset Management B.V.	$2,577,777.77

ING Bank N.V.	$75,000,000.00

Joint Stock Commercial Bank «Rosbank»	$19,357,245.93

Morgan Stanley Bank International Limited	$10,311,111.28

Natixis	$19,333,333.31

Natixis Bank ZAO	$19,333,333.31

Raiffeisen Bank International AG	$38,666,666.69

Raiffeisenlandesbank Oberösterreich Aktiengesellschaft	$2,577,777.76

ROCHDALE INTERNATIONAL TRADE FIXED INCOME FUND	$500,000.00

Société Générale	$27,042,754.10

VTB Bank (Austria) AG	$26,488,888.76

VTB Bank (Deutschland) AG	$16,838,095.24

VTB Bank (France) SA	$3,174,603.15

ZAO UniCredit Bank	$46,400,000.02

Part 2

ABN AMRO Bank N.V.	$37,500,000.00

Caterpillar Financial Services Corporation	$25,000,000.00

ICBC (London) plc	$12,500,000.00

Schedule 2

Conditions precedent/subsequent

Part A

Conditions precedent

1	Finance Documents

1.1	Executed and delivered originals of:

(a)	this Agreement;

(b)	the Borrower Collection Account Agreement;

(c)	the MCAG Security and Account Trust Deed;

(d)	the Mechel Trading AG (“MTAG”) Security and Account Trust Deed;

(e)	each Guarantee;

(f)	the Charge over Borrower Collection Account;

(g)	each Charge over Trader Collection Account;

(h)	each Arrangement Fee Letter;

(i)	the Coordination Fee Letter; and

(j)	the Agency and Account Bank Fee Letter.

1.2	Originals, executed and delivered by the Obligors being party thereto of:

(a)	each Share Pledge;

(b)	the Borrower Asset Pledge;

(c)	the Assignment of Export Contracts; and

(d)	each Assignment of Offtake Contracts.

2	Commercial Contracts

Duly executed copies, certified by an authorised signatory of the Borrower of:

(a)	each Original Export Contract; and

(b)	each Original Offtake Contract.

3	Constitutional documents

(a)	Notarised copy of each Russian Obligor’s duly registered constitutional documents (including any amendments thereto) and certificate of registration thereof in force at the date of each of the Finance Documents.

(b)	Notarised copy of (i) each Russian Obligor’s registration certificate issued by the competent registration authority, (ii) each Russian Obligor’s certificate of its entry into the Unified State Registry of Legal Entities issued by the competent tax authority and (iii) an extract from the Unified Registry of Legal Entities in relation to each Russian Obligor issued by the competent tax authority.

(c)	Certified copy of (i) the articles of association and (ii) the Registry of Commerce for both MTAG and MCAG.

4.	Authorisations and capacity

(a)	Certified copy of all internal approvals and corporate resolutions necessary to authorise each Russian Obligor (other than Mechel Mining) to execute and perform the Finance Documents to which it is a party and any related documents and the transactions contemplated thereunder (including, but not limited to, any major transaction approvals or interested party transaction approvals required under the JSC Law or the LLC Law (as the case may be), if applicable).

(b)	Certified copy of the minutes of a meeting of the shareholders of each of MTAG and MCAG authorising each of MTAG and MCAG (as appropriate) to execute and perform the Finance Documents to which it is a party and any related documents and the transactions contemplated thereunder.

(c)	Certified copy of a resolution of the board of directors of each of MTAG and MCAG (i) authorising each of MTAG and MCAG (as appropriate) to execute and perform the Finance Documents to which it is a party and any related documents and the transactions contemplated thereunder and (ii) confirming that MTAG and MCAG (as appropriate) is entering into the Finance Documents to which it is party on an arm’s length basis and in its own corporate interest and (iii) confirming that guaranteeing or otherwise securing, as appropriate, the Total Commitments does not constitute an undue accumulation of risk.

(d)	Evidence of the authority of the relevant signatories of each Obligor (including the Chief Accountant, if applicable) to execute the Finance Documents to which it is party and any related documents.

(e)	Original certificate issued by each Obligor:

(i)	certifying the sample signature and office of each person that is to execute the Finance Documents to which it is party and any related documents on behalf of such Obligor and certifying that such signatories hold the positions in which capacity they will execute such documents;

(ii)	in respect of each Russian Obligor, certifying that none of the Finance Documents to which it is party, and none of the transactions contemplated thereunder, does or will constitute a major transaction or an interested party transaction for it under the JSC Law or the LLC Law (as the case may be), except where requisite corporate approvals validly authorising all major transactions have been and all interested party transactions have been obtained by it with respect to such Finance Documents from a competent governing body of the relevant Obligor that is able to effectively approve such transactions;

(iii)	in respect of MTAG or MCAG, confirming that it is entering into the Finance Documents to which it is party on an arm’s length basis and in its own corporate interest;

(iv)	certifying that each copy document relating to it that is specified in this Schedule 2 is correct, complete and in full force and effect and has not been amended or superseded as of a date no earlier than the Signing Date; and

(v)	confirming that borrowing, guaranteeing or otherwise securing, as appropriate, the Total Commitments would not cause any borrowing, guaranteeing or similar limit binding on it to be exceeded, and in the case of MTAG or MCAG, does not constitute an undue accumulation of risk.

5	Financial/Group documents

(a)	The Original Financial Statements.

(b)	Five year financial projections prepared by Mechel in respect of the Mechel Group and reviewed by its International Auditors.

(c)	Certified copy of the group structure chart of the Mechel Group.

6	Settlement Structure

(a)	A copy of the relevant notice of prepayment issued by CMP, the Borrower and SUNP (as the case may be) in respect of each Existing Facility, with the date of prepayment in each such notice specified as the Utilisation Date.

(b)	Payment instructions in relation to all amounts owing under the Existing Facilities (including capitalised interest accumulated thereunder), with the date of payment under each such payment instruction specified as the Utilisation Date.

(c)	Executed and delivered originals of the Yakutugol Mining Facility Agreement, the Steel Facility Agreement and the Ferroalloy Facility Agreement.

(d)	Evidence that all conditions precedent (other than the corresponding condition precedent) under the Yakutugol Mining Facility Agreement, the Steel Facility Agreement and the Ferroalloy Facility Agreement have been satisfied.

7	Facility Accounts

Evidence that each Facility Account is and remains open.

8	Legal opinions

(a)	Legal opinion of Linklaters CIS as to matters of English law.

(b)	Legal opinion of Linklaters CIS as to matters of Russian law.

(c)	Legal opinion of Walder Wyss & Partners as to matters of Swiss law.

(d)	In-house legal opinion of Mechel.

9	Other documents and evidence

(a)	A copy of any other Authorisation or other document, opinion or assurance which the Facility Agent reasonably considers to be necessary (if it has notified the Borrower accordingly) in connection with the entry into and performance of the transactions contemplated by any Transaction Document or for the validity and enforceability of any Transaction Document.

(b)	Evidence of payment, on or prior to the Utilisation Date, of all fees and reimbursement of expenses (including all legal and any other professional advisors’ fees) then due by the Borrower and/or Mechel (as applicable).

(c)	Confirmation from the Borrower that the entry by each Obligor into the Finance Documents will not trigger a default (howsoever described) under any existing debt facility of any member of the Mechel Group.

(d)	Evidence that Law Debenture Corporate Services Limited, whose address is Fifth Floor, 100 Wood Street, London, United Kingdom, has agreed to act as each Obligor’s agent for process in England in respect of each Finance Document pursuant to which it is expressed to be appointed.

(e)	Either:

(i)	certificate(s) issued by the tax authorities of the Russian Federation confirming that no Russian Obligor has overdue material tax liabilities dated not more than 90 days prior to the Signing Date; or

(ii)	a statement on discrepancies (akt raskozhdeniy) in respect of each Russian Obligor confirming that there are no material tax liabilities of that Russian Obligor, together with a certificate executed by the chief accountant of that Russian Obligor confirming the same.

(f)	Solvency Certificates (Betreibungsauszug) dated no more than 10 days prior to the Signing Date issued by the Debt Enforcement Office in Zug relating to each of MTAG and MCAG.

(g)	Evidence that (A) the Borrower has complied or will comply with applicable currency control laws and regulations in respect of the entry into and performance of any Transaction Document to which it is party and any related documents and the opening and maintenance of the relevant account with the Passport Bank, including a certified copy of the transaction passport (pasport sdelki) of the Borrower in relation to the Transaction Documents (in the form established by Instruction 117-I or other applicable currency control laws and regulations, as the case may be) accepted and duly certified by the Passport Bank and (B) all necessary documents in relation to the Transaction Documents have been submitted to the Passport Bank in accordance with applicable currency control laws and regulations and in form and substance satisfactory to the Passport Bank, together with certified copies of any of such documents as the Facility Agent may require.

(h)	Receipt by the Facility Agent by email of the terms and conditions of the Elga Bonds.

(i)	The Original Capital Expenditure Report.

(j)	Evidence, in form and substance satisfactory to the Facility Agent, that Mechel Mining has received voting ballots from each of its existing shareholders for the voting on the approval of the Finance Document to which Mechel Mining is a party at the extraordinary general shareholders meeting of Mechel Mining (in the form of absentee voting) convened for the purposes of approval of such Finance Documents.

Part B

Conditions subsequent

1	Security perfection documents

(a)	Each document listed in paragraphs (b) to (d) inclusive of clause 8.1 (Registration) and in paragraph (a) of Clause 8.2 (Power of Attorney) of each Share Pledge together with all other documents to be issued and delivered under each Share Pledge (each to be delivered to the Joint & Several Creditor).

(b)	Each document listed in paragraph (a) of clause 8.3 (Power of Attorney) of the Borrower Asset Pledge together with all other documents to be issued and delivered under the Borrower Asset Pledge (each to be delivered to the Joint & Several Creditor).

(c)	Each Memorandum of Acknowledgement in relation to each Original Export Contract and each Original Offtake Contract, duly executed and delivered by each party thereto (to be delivered to the Facility Agent).

(d)	Evidence that all filings (if any) required to be made pursuant to the Overseas Companies (Execution of Documents and Registration of Charges) Regulations 2009 in relation to each Assignment and each Charge have been made (to be delivered to the Facility Agent).

(e)	Any amendments to the Original Export Contracts or the Original Offtake Contracts that the Facility Agent may reasonably require.

Schedule 3

Form of Utilisation Request

From:	Southern Kuzbass Coal Company Open Joint Stock Company, as Borrower

To:	UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG), London Branch, as Facility Agent

Dated:

Dear Sirs

Facility Agreement

dated 6 September 2010 and amended and restated on [—] December 2012 (the “Agreement”)

1	We refer to the Agreement. This is a Utilisation Request. Terms defined in the Agreement have the same meaning in this Utilisation Request unless given a different meaning in this Utilisation Request.

2	We wish to borrow an Advance on the following terms:

Proposed Utilisation Date:	[—]

Amount:	[—]

3	We confirm that each condition specified in Clause 4 (Conditions of Utilisation) is satisfied on the date of this Utilisation Request.

4	The proceeds of the Advance should be credited to [[—] [specify account with the Passport Bank].

5	The Repeating Representations are true in all material respects on the date of this Utilisation Request.

6	The Advance will be used to [specify how the Advance will be used].

7	This Utilisation Request is irrevocable.

Yours faithfully

Southern Kuzbass Coal Company Open Joint Stock Company

By:	By:

Name:	Name:

Title:	Title:	Chief Accountant

Schedule 4

Form of Transfer Certificate

To:	UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG), London Branch, as Facility Agent

From:	[The Existing Lender] (the “Existing Lender”) and [The New Lender] (the “New Lender”)

Dated:

Facility Agreement for Southern Kuzbass Coal Company

Open Joint Stock Company as borrower

dated 6 September 2010 and amended and restated on [—] December 2012 (the “Agreement”)

1	We refer to the Agreement. This is a Transfer Certificate. Terms defined in the Agreement have the same meaning in this Transfer Certificate unless given a different meaning in this Transfer Certificate.

2	We refer to Clause 22.5 (Procedure for transfer):

(a)	The Existing Lender and the New Lender agree to the Existing Lender transferring to the New Lender by novation all or part of the Existing Lender’s Commitment, rights and obligations under the Finance Documents referred to in the Schedule in accordance with Clause 22.5 (Procedure for transfer).

(b)	The proposed Transfer Date is [ ].

(c)	The Facility Office and address, fax number and attention details for notices and account details of the New Lender for the purposes of Clause 29.2 (Addresses) are set out in the Schedule.

3	The New Lender expressly acknowledges the limitations on the Existing Lender’s obligations set out in paragraph (c) of Clause 22.4 (Limitation of responsibility of Existing Lenders).

4	The New Lender confirms, for the benefit of the Facility Agent and without liability to the Borrower, that it is:

(a)	[a Qualifying Lender;]

(b)	[not a Qualifying Lender][1].

5	This Transfer Certificate may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Transfer Certificate.

6	This Transfer Certificate and any non-contractual obligations arising out of or in connection with it are governed by English law.

7	This Transfer Certificate has been entered into on the date stated at the beginning of this Transfer Certificate.

[1]	Delete as applicable – each New Lender is required to confirm which of these two categories it falls within.

The Schedule

Commitment/rights and obligations to be transferred

[insert relevant details]

[Facility Office address, fax number and attention details for notices and account details for payments.]

[Existing Lender]	[New Lender]

By:	By:

This Transfer Certificate is accepted by the Facility Agent and the Transfer Date is confirmed as [    ].

UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG), London Branch, as Facility Agent

By:

Schedule 5

Offtake Contract Cover Ratio

“Offtake Contract Cover Ratio” means, on any Calculation Date, the ratio (expressed as a percentage) of:

Aggregate Offtake Contract Value + Excess Amounts

Outstanding Mining Facilities Amount

“Aggregate Offtake Contract Value” means, on any Calculation Date, the aggregate of each Offtake Contract Value for the Designated Month; provided that Offtake Contract Values relating to Spot Offtake Contracts may be included in “Aggregate Offtake Contract Value” for no more than three Designated Months in any calendar year.

“Designated Month” means the calendar month falling immediately after any Calculation Date.

“Excess Amounts” means, on any Calculation Date, the amount (if any) by which (i) the aggregate of all amounts standing to the credit of the Facility Accounts and the Yakutugol Collection Account on such Calculation Date exceeds (ii) the aggregate of the respective Debt Service Amounts due on the next respective Debt Service Payment Date (in each case under, and as defined in, the Borrower Collection Account Agreement and the Yakutugol Collection Account Agreement); provided that (A) Excess Amounts not attributable to Special Offtake Contracts may be included in the Offtake Contract Cover Ratio no more than three times in any calendar year; (B) Excess Amounts attributable to Special Offtake Contracts may be included without limitation; and (C) Excess Amounts may be included in the Offtake Contract Cover Ratio only up to the amount set out in sub-clause (ii) above.

“Offtake Contract Value” means, in relation to an Assigned Offtake Contract (other than a Replaced Commercial Contract), the net consideration projected to be payable to the relevant Trader by the relevant Offtaker in the Designated Month under the terms of that Assigned Offtake Contract.

“Outstanding Mining Facilities Amount” means:

(a)	on any Calculation Date falling during the Grace Period, the aggregate amount of principal, interest and other amounts to be payable by the Borrower under this Agreement, and by Yakutugol under the Yakutugol Mining Facility Agreement, during the Designated Month and each of the two calendar months immediately succeeding the Designated Month, divided by 3; and

(b)	on any Calculation Date falling after the expiry of the Grace Period, the aggregate amount of principal, interest and other amounts to be payable by the Borrower under this Agreement, and by Yakutugol under the Yakutugol Mining Facility Agreement, during the Designated Month, in each case assuming that interest will continue to accrue at the rate in effect under this Agreement on such Calculation Date.

“Yakutugol Collection Account” means the Borrower Collection Account as defined in the Yakutugol Mining Facility Agreement.

“Yakutugol Collection Account Agreement” means the agreement entered into on or about the Signing Date between Yakutugol, the facility agent named therein, the security agent named therein and the Offshore Account Bank.

Schedule 6

Mandatory Cost formula

1	The Mandatory Cost is an addition to the interest rate to compensate Lenders for the cost of compliance with (a) the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions) or (b) the requirements of the European Central Bank.

2	On the first day of each Interest Period (or as soon as possible thereafter) the Facility Agent shall calculate, as a percentage rate, a rate (the “Additional Cost Rate”) for each Lender, in accordance with the paragraphs set out below. The Mandatory Cost will be calculated by the Facility Agent as a weighted average of the Lenders’ Additional Cost Rates (weighted in proportion to the percentage participation of each Lender in the Advance) and will be expressed as a percentage rate per annum.

3	The Additional Cost Rate for any Lender lending from a Facility Office in a Participating Member State will be the percentage notified by that Lender to the Facility Agent. This percentage will be certified by that Lender in its notice to the Facility Agent to be its reasonable determination of the cost (expressed as a percentage of that Lender’s participation in the Advance made from that Facility Office) of complying with the minimum reserve requirements of the European Central Bank in respect of Advances made from that Facility Office.

4	The Additional Cost Rate for any Lender lending from a Facility Office in the United Kingdom will be calculated by the Facility Agent as follows:

E x 0.01	per cent. per annum.
300

Where:

E	is designed to compensate Lenders for amounts payable under the Fees Rules and is calculated by the Facility Agent as being the average of the most recent rates of charge supplied by the Reference Banks to the Facility Agent pursuant to paragraph 7 below and expressed in pounds per £1,000,000.

5	For the purposes of this Schedule:

(a)	“Fees Rules” means the rules on periodic fees contained in the FSA Supervision Manual or such other law or regulation as may be in force from time to time in respect of the payment of fees for the acceptance of deposits;

(b)	“Fee Tariffs” means the fee tariffs specified in the Fees Rules under the activity group A.1 Deposit acceptors (ignoring any minimum fee or zero rated fee required pursuant to the Fees Rules but taking into account any applicable discount rate);

(c)	“Tariff Base” has the meaning given to it in, and will be calculated in accordance with, the Fees Rules; and

(d)	“Participating Member State” means any member state of the European Communities that adopts or has adopted the euro as its lawful currency in accordance with legislation of the European Community relating to Economic and Monetary Union.

6	The resulting figure shall be rounded to 4 decimal places.

7	If requested by the Facility Agent, each Reference Bank shall, as soon as practicable after publication by the Financial Services Authority, supply to the Facility Agent, the rate of charge payable by that Reference Bank to the Financial Services Authority pursuant to the Fees Rules in respect of the relevant financial year of the Financial Services Authority (calculated for this purpose by that Reference Bank as being the average of the Fee Tariffs applicable to that Reference Bank for that financial year) and expressed in pounds per £1,000,000 of the Tariff Base of that Reference Bank.

8	Each Lender shall supply any information required by the Facility Agent for the purpose of calculating its Additional Cost Rate. In particular, but without limitation, each Lender shall supply the following information on or prior to the date on which it becomes a Lender:

(a)	the jurisdiction of its Facility Office; and

(b)	any other information that the Facility Agent may reasonably require for such purpose.

Each Lender shall promptly notify the Facility Agent of any change to the information provided by it pursuant to this paragraph 8.

9	The percentage or rate of charge of each Reference Bank for the purpose of E above shall be determined by the Facility Agent based upon the information supplied to it pursuant to paragraphs 7 and 8 above and on the assumption that, unless a Lender notifies the Facility Agent to the contrary, each Lender’s obligations in relation to the Fees Rules are the same as those of a typical bank from its jurisdiction of incorporation with a Facility Office in the same jurisdiction as its Facility Office.

10	The Facility Agent shall have no liability to any person if such determination results in an Additional Cost Rate which over or under compensates any Lender and shall be entitled to assume that the information provided by any Lender or Reference Bank pursuant to paragraphs 3, 7 and 8 above is true and correct in all respects.

11	The Facility Agent shall distribute the additional amounts received as a result of the Mandatory Cost to the Lenders on the basis of the Additional Cost Rate for each Lender based on the information provided by each Lender and each Reference Bank pursuant to paragraphs 3, 7 and 8 above.

12	Any determination by the Facility Agent pursuant to this Schedule in relation to a formula, the Mandatory Cost, an Additional Cost Rate or any amount payable to a Lender shall, in the absence of manifest error, be conclusive and binding on all Parties.

13	The Facility Agent may from time to time, after consultation with the Borrower and the Lenders, determine and notify to all Parties any amendments which are required to be made to this Schedule in order to comply with any change in law, regulation or any requirements from time to time imposed by the Bank of England, the Financial Services Authority or the European Central Bank (or, in any case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all Parties.

Schedule 7

Form of Compliance Certificate

To:	UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG), London Branch, as Facility Agent

From:	Southern Kuzbass Coal Company Open Joint Stock Company, as Borrower

Dated:

Dear Sirs

Facility Agreement

dated 6 September 2010 as amended and restated on [—] December 2012 (the “Agreement”)

1	We refer to the Agreement. This is a Compliance Certificate. Terms defined in the Agreement have the same meaning in this Compliance Certificate unless given a different meaning in this Compliance Certificate.

2	[We confirm that no Potential Event of Default is continuing][1]

3	We confirm that:

(a)	Mechel Mining’s Shareholder Equity is greater than or equal to US$[4,000,000,000];

(b)	the ratio of Mechel Mining’s Net Borrowings to its EBITDA for the Relevant Period ending on [—], does not exceed [3.5:1.0]* [3.0:1.0]**;

(c)	the ratio of Mechel Mining’s Net Interest Expense to its EBITDA for the Relevant Period ending on [—], does not exceed [1.0:4.0].

[computations as to compliance to be set out in reasonable detail]

*	For the Relevant Period ending 31 December 2012
**	For all other Relevant Periods

Southern Kuzbass Coal Company Open Joint Stock Company

By:

Name:

Title:	Authorised Signatory

[1]	If this statement cannot be made, the certificate should identify any Potential Event of Default that is continuing, and the steps, if any, being taken to remedy it. With each Compliance Certificate, the Borrower shall provide evidence, in form and substance satisfactory the Facility Agent, of the Borrower’s compliance with Clause 20.5 (Negative pledge).

Schedule 8

Security Agent and Joint & Several Creditor provisions

1	Definitions

In this Schedule:

“Security Property” means all right, title and interest in, to and under any Security Document (other than the Russian Security Documents) including:

(a)	the Security Assets (other than the Russian Security Assets);

(b)	the benefit of the undertakings in any Security Document (other than the Russian Security Documents); and

(c)	all sums received or recovered by the Security Agent pursuant to any Security Document (other than the Russian Security Documents) and any assets representing the same.

“Russian Security Assets” means the assets subject to the Security created (or purported to be created) under the Russian Security Documents.

“Russian Security Documents” means each Share Pledge and each Borrower Asset Pledge.

2	Declaration of trust

The Security Agent and each other Finance Party agree that the Security Agent shall hold the Security Property in trust for the benefit of the Finance Parties on the terms of the Finance Documents.

3	Defects in Security

Neither the Security Agent nor the Joint & Several Creditor shall be liable for any failure or omission to perfect, or defect in perfecting, the Security created pursuant to any Security Document, including:

(a)	failure to obtain any Authorisation for the execution, validity, enforceability or admissibility in evidence of any Security Document; or

(b)	failure to effect or procure registration of or otherwise protect or perfect any of the Security created by the Security Documents under any laws in any territory.

4	No enquiry

The Security Agent may accept without enquiry, requisition, objection or investigation such title as any Obligor may have to any Security Assets. The Joint & Several Creditor may accept without enquiry, requisition, objection or investigation such title as any Obligor may have to the Russian Security Assets.

5	Retention of documents

Each of the Security Agent and the Joint & Several Creditor may hold title deeds and other documents relating to any of the Security Assets in such manner as it sees fit (including allowing any Obligor to retain them).

6	Indemnity out of Security Assets

Each of Security Agent and (as the case may be) the Joint & Several Creditor and every receiver, delegate, attorney, agent or other similar person appointed under any Security

Document may indemnify itself out of the Security Assets and the rights, benefits and sums received under the Security Documents (in the case of the Joint & Several Creditor, to the fullest extent permitted by applicable law) against any cost, loss or liability incurred by it in that capacity (otherwise than by reason of its own gross negligence or wilful misconduct).

7	Basis of distribution

To enable it to make any distribution, each of the Security Agent and the Joint & Several Creditor may fix a date as at which the amount of the relevant liabilities is to be calculated and may require, and rely on, a certificate from any Finance Party giving details of:

(a)	any sums due or owing to any Finance Party as at that date; and

(b)	such other matters as it thinks fit.

8	Rights of Security Agent

The Security Agent shall have all the rights, privileges and immunities which gratuitous trustees have or may have in England, even though it is entitled to remuneration.

9	No duty to collect payments

Neither the Security Agent nor the Joint & Several Creditor shall have any duty:

(a)	to ensure that any payment or other financial benefit in respect of any of the Security Assets is duly and punctually paid, received or collected;

(b)	to ensure the taking up of any (or any offer of any) stocks, shares, rights, moneys or other property accruing or offered at any time by way of interest, dividend, redemption, bonus, rights, preference, option, warrant or otherwise in respect of any of the Security Assets; or

(c)	to exercise voting rights relating to any shares subject to the Security created by the Security Documents unless directed by the Facility Agent as to the manner of such exercise in sufficient time to enable it to do so, provided that, at any time prior to the occurrence to an Event of Default any such voting rights shall be exercisable by relevant pledgor of such shares under the related Security Document in its sole and absolute discretion.

10	Appropriation

(a)	Each Party irrevocably waives any right to appropriate any payment to, or other sum received, recovered or held by, the Security Agent or the Joint & Several Creditor (as the case may be) in or towards payment of any particular part of the relevant liabilities and agrees that the Security Agent or the Joint & Several Creditor (as the case may be) shall have the exclusive right to do so.

(b)	Paragraph (a) above will override any application made or purported to be made by any other person.

11	Investments

All money received or held by the Security Agent or the Joint & Several Creditor (as the case may be) under the Finance Documents may, in the name of, or under the control of, the Security Agent or the Joint & Several Creditor (as the case may be):

(a)	be invested in any investment it may select; or

(b)	be deposited at such bank or institution (including itself any other Finance Party or any Affiliate of any Finance Party) as it thinks fit.

12	Suspense account

Subject to paragraph 13 (Timing of distributions) below each of the Security Agent and the Joint & Several Creditor may:

(a)	hold in an interest bearing suspense account any money received by it from any Obligor; and

(b)	invest an amount equal to the balance from time to time standing to the credit of that suspense account in any of the investments authorised by paragraph 11 (Investments) above.

13	Timing of distributions

Distributions by the Security Agent or the Joint & Several Creditor (as the case may be) shall be made as and when determined by it.

14	Delegation

(a)	Each of the Security Agent and the Joint & Several Creditor may:

(i)	employ and pay an agent selected by it to transact or conduct any business and to do all acts required to be done by it (including the receipt and payment of money);

(ii)	delegate to any person on any terms (including power to sub-delegate) all or any of its functions; and

(iii)	in the case of the Security Agent only, with the prior consent of the Majority Lenders, appoint, on such terms as it may determine, or remove, any person to act either as separate or joint security trustee or agent with those rights and obligations vested in the Security Agent by this Agreement or any Security Document.

(b)	Neither the Security Agent nor the Joint & Several Creditor will be:

(i)	responsible to anyone for any misconduct or omission by any agent, delegate or security trustee or agent appointed by it pursuant to paragraph (a) above; or

(ii)	bound to supervise the proceedings or acts of any such agent, delegate or security trustee or agent,

provided that it exercises reasonable care in selecting that agent, delegate or security trustee or agent.

15	Unwinding

Any appropriation or distribution which later transpires to have been or is agreed by the Security Agent or the Joint & Several Creditor (as the case may be) to have been invalid or which has to be refunded shall be refunded and shall be deemed never to have been made.

16	Lender/Agent

Each of the Security Agent and the Joint & Several Creditor shall be entitled to assume that each Lender is a Lender unless notified by the Facility Agent to the contrary.

17	Security Agent/Joint & Several Creditor liability

Unless the Security Agent or the Joint & Several Creditor (as the case may be) is satisfied that it will not incur any liability (whether environmental or otherwise) arising from it enforcing the Security created by the Security Documents, or is indemnified and/or secured to its satisfaction in respect of any such liability, it will not enforce the Security when required to do so by the Facility Agent.

18	Possession

If the Security Agent or the Joint & Several Creditor or any receiver or delegate appointed by either of them takes possession of the Security Assets or any of them, it or he may at any time relinquish possession. Neither the Security Agent nor the Joint & Several Creditor shall be liable as a mortgagee in possession by reason of viewing or repairing any of the present or future Security Assets.

19	Insurance

Neither the Security Agent nor the Joint & Several Creditor shall have any duty to insure or keep on foot any insurance policy relating to the Security Assets.

20	Potential Event of Default/Event of Default

Each of the Security Agent and the Joint & Several Creditor shall be entitled to rely and act upon, in each case without liability, any notice from the Facility Agent that an Event of Default or Potential Event of Default has or has not occurred or that the Security created by the Security Documents has become enforceable and has no obligation to monitor whether such is the case but shall assume until it has notice of an Event of Default or Potential Event of Default or that the Security created by the Security Documents has become enforceable from the Facility Agent that none has occurred.

Schedule 9

Form of Special Rate Request

From:	Southern Kuzbass Coal Company Open Joint Stock Company, as Borrower

To:	UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG), London Branch, as Facility Agent

UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG), Munich Head-Office, as Special Rate Agent

CC:	[ING Bank N.V.] and [—] as Special Rate Providers

Dated:	[—]

Dear Sirs

Facility Agreement

dated 6 September 2010 and amended and restated on [—] December 2012 (the “Agreement”)

1	We refer to the Agreement. This is a Special Rate Request. Terms defined in the Agreement have the same meaning in this Special Rate Request.

2	We enclose a copy of a Utilisation Request dated [—] in relation to a proposed Advance (for the principal amount of US$[—]) under Facility [A/B] to be made on [—] (the “Relevant Advance”). [OR] [We refer to the Advance (for the principal amount of US$[—]) with its next Interest Payment Date on [—] (the “Relevant Advance”).

3	We request that you provide to us, in accordance with Clause 8.6 (Special Rate options) of the Agreement, a proposed [fixed rate]/[capped rate]/[collar rate] [select one or more] that would be applicable to [that Relevant Advance] [OR] [an amount of US$[—] in relation to that Relevant Advance].

4	The proposed Special Rate Expiry Date in relation to that Relevant Advance is [—] [select an Interest Payment Date].

5	This Special Rate Request and any non-contractual obligations arising out of or in connection with it are governed by English law.

Yours faithfully

Southern Kuzbass Coal Company Open Joint Stock Company

By:	By:

Name:	Name:

Title:	Title:	Chief Accountant

Schedule 10

Form of Special Rate Confirmation

From:	UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG), Munich Head-Office, as Special Rate Agent (on behalf of the Special Rate Providers

To:	Southern Kuzbass Coal Company Open Joint Stock Company, as Borrower

UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG), London Branch, as Facility Agent

CC:	[ING Bank N.V.] and [—] as Special Rate Providers

Dated:	[—]

Dear Sirs

Facility Agreement

dated 6 September 2010 and amended and restated on [—] December 2012 (the “Agreement”)

1	We refer to the Agreement. This is a Special Rate Confirmation. Terms defined in the Agreement have the same meaning in this Special Rate Confirmation.

2	We refer to the Special Rate Request dated [—] and [the Utilisation Request dated [—] in relation to an Advance (for the principal amount of US$[—]) that is to be made on [—]] [OR] [the Advance (for the principal amount of US$[—]) with its next Interest Payment Date on [—]].

3	We also refer to our telephone call at [10:00] am on [—] on which we, as Special Rate Agent (acting on the instructions of all the Special Rate Providers) proposed, and you accepted, a [fixed rate]/[capped rate]/[collar rate] [select one] in relation to [such Advance] [OR] [a Relevant Amount of US$[—] in relation to such Advance] (the “Special Rate Advance”) on the following terms:

(a)	the Special Rate Commencement Date shall be [—];

(b)	the Special Rate Expiry Date shall be [—]; and

(c)	[include if such Special Rate Advance is a Fixed Rate Advance] [the Fixed Rate for such Special Rate Advance is [—] per cent per annum. You shall pay to the Facility Agent (acting for the Lenders) interest on such Special Rate Advance at the Fixed Rate Basis calculated on an act/360 day count basis.]

[include if such Advance is a Capped Rate Advance] [the Maximum Capped Rate for such Special Rate Advance is [—] per cent per annum, and the Capped Rate Premium for such Special Rate Advance is [—] per cent per annum. You shall pay to the Facility Agent (acting for the Lenders) interest on such Special Rate Advance at the Capped Rate Basis.]

[include if such Advance is a Collar Rate Advance] [the Maximum Collar Rate for such Special Rate Advance is [—] per cent per annum, and the Minimum Collar Rate for such Special Rate Advance is [—] per cent per annum. You shall pay to the Facility Agent (acting for the Lenders) interest on such Special Rate Advance at the Collar Rate Basis.]

[select one]

4	Subject to the terms of the Agreement, that Special Rate Advance shall be a [“Fixed Rate Advance”]/[“Capped Rate Advance”]/[“Collar Rate Advance”] [select one] and bear interest at the [fixed rate]/[capped rate]/[collar rate] [select one] indicated above.

5	We confirm the following additional details in respect of that Advance (or part thereof):

(a)	the initial amount and repayment profile in respect of the Special Rate Advance is as set out on the attached schedule [schedule to include interest period start and end dates and notional principal amounts];

(b)	the duration of each Interest Period shall be [one/three] month[s];

(c)	the Interest Periods and Interest Payment Dates will be as detailed on the attached schedule[, adjusted on a modified following day basis];

(d)	the Special Rate Providers and their Relevant Proportions for that Special Rate Advance are [insert name of each such Special Rate Provider and its Relevant Proportion for that Advance (or part thereof)]; and

(e)	our Special Rate Agent account details for that Special Rate Advance are [insert account details for that Special Rate Advance].

Yours faithfully

UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG),

Munich Head-Office

as Special Rate Agent

By:

Name:

Title:

Agreed and confirmed:

Southern Kuzbass Coal Company Open Joint Stock Company

By:	By:

Name:	Name:

Title:	Title:	Chief Accountant

The Schedule

[schedule to include interest period start and end dates and notional amounts]

Schedule 11

Existing Facilities

1	The term loan facility agreement dated 10 July 2009 and made between CMP as borrower, ABN AMRO Bank N.V., Calyon, Bayerische Hypo-und Vereinsbank AG, ING Bank N.V. and NATIXIS as mandated lead arrangers, the Original Lenders (as defined therein), Commerzbank Aktiengesellschaft, London Branch as facility agent, Commerzbank Aktiengesellschaft as joint and several creditor, The Royal Bank of Scotland ZAO as passport bank and ABN AMRO Bank N.V., London Branch and ING Bank N.V. as original fixed rate providers.

2	The term loan facilities agreement dated on or about 10 December 2007 and entered into by CMP as borrower, ABN AMRO Bank N.V., BNP Paribas SA, Calyon, Sumitomo Mitsui Banking Corporation Europe Limited, NATIXIS, Société Générale SA and Commerzbank Aktiengesellschaft as mandated lead arrangers, the Original Lenders (as defined therein), Commerzbank Aktiengesellschaft, London Branch as facility agent, BNP Paribas (Suisse) SA and Commerzbank Aktiengesellschaft as joint and several creditors, The Royal Bank of Scotland ZAO as passport bank and ABN AMRO Bank N.V., London Branch and BNP Paribas SA as fixed rate providers.

3	The term loan facility agreement dated 10 July 2009 and made between the Borrower as borrower, ABN AMRO Bank N.V., Calyon, Bayerische Hypo-und Vereinsbank AG, ING Bank N.V. and NATIXIS as mandated lead arrangers, the Original Lenders (as defined therein), Commerzbank Aktiengesellschaft, London Branch as facility agent, Commerzbank Aktiengesellschaft as joint and several creditor, The Royal Bank of Scotland ZAO as passport bank and ABN AMRO Bank N.V., London Branch and ING Bank N.V. as original fixed rate providers.

4	The term loan facilities agreement dated on or about 10 December 2007 and entered into by the Borrower as borrower, ABN AMRO Bank N.V., BNP Paribas SA, Calyon, Sumitomo Mitsui Banking Corporation Europe Limited, NATIXIS, Société Générale SA and Commerzbank Aktiengesellschaft as mandated lead arrangers, the Original Lenders (as defined therein), Commerzbank Aktiengesellschaft, London Branch as facility agent, BNP Paribas (Suisse) SA and Commerzbank Aktiengesellschaft as joint and several creditors, The Royal Bank of Scotland ZAO as passport bank and ABN AMRO Bank N.V., London Branch and BNP Paribas SA as fixed rate providers.

5	The term loan facility agreement dated 10 July 2009 and made between SUNP as borrower, ABN AMRO Bank N.V., Calyon, Bayerische Hypo-und Vereinsbank AG, ING Bank N.V. and NATIXIS as mandated lead arrangers, the Original Lenders (as defined therein), Commerzbank Aktiengesellschaft, London Branch as facility agent, Commerzbank Aktiengesellschaft as joint and several creditor, The Royal Bank of Scotland ZAO as passport bank and ABN AMRO Bank N.V., London Branch and ING Bank N.V. as original fixed rate providers.

6	The term loan facilities agreement dated on or about 10 December 2007 and entered into by SUNP as borrower, ABN AMRO Bank N.V., BNP Paribas SA, Calyon, Sumitomo Mitsui Banking Corporation Europe Limited, NATIXIS, Société Générale SA and Commerzbank Aktiengesellschaft as mandated lead arrangers, the Original Lenders (as defined therein), Commerzbank Aktiengesellschaft, London Branch as facility agent, BNP Paribas (Suisse) SA and Commerzbank Aktiengesellschaft as joint and several creditors, The Royal Bank of Scotland ZAO as passport bank and ABN AMRO Bank N.V., London Branch and BNP Paribas SA as fixed rate providers.

Schedule 12

Form of Debt Amortisation Report

Delivery Date: no later than 30 days after the end of the Month [—]

Reporting Month: Month [—]

Schedule 13

Form of SRP Entitlement Letter

From:	Southern Kuzbass Coal Company Open Joint Stock Company, as Borrower

To:	[—], [—], [—] as Special Rate Providers

Copy:	UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG), London Branch, as Facility Agent

UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG), Munich Head-Office, as Special Rate Agent

Date: [—]

Dear Sirs

Facility Agreement

dated 6 September 2010 and amended and restated on [—] December 2012 (the “Agreement”)

1	We refer to the Agreement. This is the SRP Entitlement Letter. Terms defined in the Agreement have the same meaning in this SRP Entitlement Letter unless given a different meaning in this SRP Entitlement Letter.

2	Each of you in your capacity as an Special Rate Provider agrees to accept the following relevant SRP Entitlement:

(a)	in respect of [—], [—] per cent.;

(b)	in respect of [—], [—] per cent.;

(c)	in respect of [—], [—] per cent.;

(d)	in respect of [—], [—] per cent.;

(e)	in respect of [—], [—] per cent.;

(f)	in respect of [—], [—] per cent.;

(g)	in respect of [—], [—] per cent.;

(h)	in respect of [—], [—] per cent.;

(i)	in respect of [—], [—] per cent.;

(j)	in respect of [—], [—] per cent.;

(k)	in respect of [—], [—] per cent.;

(l)	in respect of [—], [—] per cent.;

(m)	in respect of [—], [—] per cent.; and

(n)	in respect of [—], [—] per cent.

3	This SRP Entitlement Letter and any non-contractual obligations arising out of or in connection with it are governed by English law.

Southern Kuzbass Coal Company Open Joint Stock Company as Borrower

By:	By:

Name:	Name:

Title:	Title:

Date:

Counter-signed and agreed by each Special Rate Provider:

[—], as Original Special Rate Provider

By:

Name:

Title:

[—], as Original Special Rate Provider

By:

Name:

Title:

[—], as Original Special Rate Provider

By:

Name:

Title:

[—], as Original Special Rate Provider

By:

Name:

Title:

[—], as Original Special Rate Provider

By:

Name:

Title:

[—], as Original Special Rate Provider

By:

Name:

Title:

[—], as Original Special Rate Provider

By:

Name:

Title:

[—], as [Original] Special Rate Provider

By:

Name:

Title:

Schedule 14

Alternative Reference Banks

Barclays Bank PLC

Citibank, N.A.

Lloyds Bank plc

JPMorgan Chase Bank N.A.

Schedule 15

Approved Offtakers

(a)	POSCO;

(b)	Sumitomo Metal Industries, LTD.;

(c)	Sumitomo Corporation;

(d)	Mitsui Mining Co;

(e)	Nisshin Steel Co., LTD;

(f)	Nippon Steel Co., LTD.;

(g)	Nippon Coke & Engineering Co., LTD.;

(h)	JFE Steel Corporation;

(i)	Kobe Steel Ltd;

(j)	Sojitz Corporation;

(k)	ERDEMIR;

(l)	Evraz East Metals AG;

(m)	KARDEMIR;

(n)	Heidelberg Cement;

(o)	DUCALION Trading Ltd (for Ukraine);

(p)	U.S. Steel Kosice, s.r.o.;

(q)	Mitsui & Co. UK PLC;

(r)	Coalimex;

(s)	Hyundai Steel Company;

(t)	ThyssenKrupp;

(u)	Sauraschtra Fuels PVT, India;

(v)	Global Coke, India;

(w)	ArcelorMittal;

(x)	Deven, Bulgaria;

(y)	Tata Steel;

(z)	Annabelle Limited;

(aa)	NSSMC;

(bb)	PJSC Zaporizhcoke*;

(cc)	PJSC Alchevskkoks*;

(dd)	Enercom Company Ltd*;

(ee)	HATIPOGLU MADENCILIK SANAYI VE DIS TICARET LIMITED SIRKETI*;

(ff)	FEMEX COAL TRADING INC*;

(gg)	Karbon Aray Enerji Madencilik Nakliye Sanayi ve Ticaret As*; and

(hh)	Erva Sanayi ve Madencilik Ltd*.

*	Payment terms for this Offtaker shall require each supply of Products to be paid for by the Offtaker prior to delivery.

Schedule 16

Form of SRP Accession Memorandum

From:	[—] (the “Additional Structured Rate Provider”)

Southern Kuzbass Coal Company Open Joint Stock Company, as Borrower

To:	UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG), London Branch, as Facility Agent

Copy:	UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG), Munich Head-Office, as Special Rate Agent

Dated: [—]

Dear Sirs

Facility Agreement dated 6 September and amended and restated on [—] December 2012 (the “Agreement”)

1	We refer to the Agreement. This is an SRP Accession Memorandum. Terms defined in the Agreement have the same meaning in this SRP Accession Memorandum unless given a different meaning in this SRP Accession Memorandum.

2	Pursuant to Clause 8.16 (Additional Special Rate Providers) of the Agreement, from the date hereof the Additional Special Rate Provider agrees to become a party to and to be bound by the terms and conditions of the Agreement in the capacity of a Special Rate Provider.

3	The Additional Special Rate Provider confirms that it has a long-term credit rating equal to or higher than the Special Rate Provider Rating.

4	The Additional Special Rate Provider’s administrative details are as follows:

Address: [—]

Fax No: [—]

Attention: [—]

5	The Additional Special Rate Provider confirms to each Finance Party that:

(a)	it has made its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in the Finance Documents and has not relied exclusively on any information provided to it by a Finance Party in connection with the Finance Documents; and

(b)	it will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities while any Special Rate Advance is or may be outstanding under the Agreement.

6	The SRP Accession Memorandum and any non-contractual obligations arising out of or in connection with it are governed by English law.

[—]
as Additional Special Rate Provider

By:
Name:
Title:

Counter-signed and agreed:

Southern Kuzbass Coal Company Open Joint Stock Company
as Borrower

By:	By:

Name:	Name:

Title:	Title:

This SRP Accession Memorandum is accepted by the Facility Agent and the date of accession of the Special Rate Provider is confirmed as [—].

UniCredit Bank AG, London Branch

as Facility Agent

By:

Name:

Title:

Schedule 17

Form of Additional Commitment Letter

From:	[ ] as Additional Lender

Southern Kuzbass Coal Company Open Joint Stock Company, as Borrower

To:	UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG), Munich Head-Office, as Facility Agent

Dated: [—]

Dear Sirs

Facility Agreement

dated 6 September 2010 and amended and restated on [—] December 2012 (the “Agreement”)

1.	We refer to the Agreement. This is an Additional Commitment Letter. Terms defined in the Agreement shall have the same meaning when used herein.

2.	We refer to Clause 22.9 (Accession by Additional Lenders):

(a)	The proposed Accession Date is [—].

(b)	The Additional Lender agrees to become a Lender and to be bound by the terms of the Agreement as a Lender with effect from the Accession Date.

(c)	On the Accession Date, the Additional Lender shall make available to the Borrower the amount of US$[—] as Additional Commitment, which may be utilised by the Borrower in accordance with the terms of the Agreement.

3.	The Facility Office and address, fax number and attention details for notices and account details of the New Lender for the purposes of Clause 29.2 (Addresses) of the Agreement are:

[            ]

4.	The Additional Lender confirms, for the benefit of the Facility Agent and without liability to the Borrower, that it is:

(a)	[a Qualifying Lender;]

(b)	[not a Qualifying Lender].

5.	The Additional Lender confirms to the other Finance Parties that it:

(a)	has received a copy of the Agreement together with such other information it has required in connection with this transaction;

(b)	has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of any Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by any Finance Party in connection with any Finance Document; and

(c)	will continue to make its own independent appraisal of the creditworthiness of any Obligor and its related entities whilst any amount is or may be outstanding under the Finance Documents or any Commitment is in force.

6.	This Additional Commitment Letter may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Additional Commitment Letter.

6	This Additional Commitment Letter and any non-contractual obligations arising out of or in connection with it are governed by English law.

[ ]

as Additional Lender

By:

Name:

Title:

Agreed and confirmed:

Southern Kuzbass Coal Company Open Joint Stock Company

By:	By:

Name:	Name:

Title:	Title:	Chief Accountant

This Additional Commitment Letter is accepted by the Facility Agent and the date of accession of the Additional Lender is confirmed as [—] 2012.

UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG),

Munich Head-Office

as Facility Agent

By:

Name:

Title:

SCHEDULE 4

Designated Transactions

	Project	Project Description	Affected Companies of Mechel Mining Group

1.	Restructuring of coke-chemical assets

1. Corporate reorganisation by way of accession of Coke-Invest LLC (100% Subsidiary of Mechel Mining) to Mechel Coke LLC (100% Subsidiary of Mechel Mining)

2. Contribution by Mechel Mining of 33,82% of shares of MosCoke OJSC into the share capital of Mechel Coke LLC (100% Subsidiary of Mechel Mining)

3. Corporate reorganisation of Mechel Coke LLC by way of transformation into an open joint stock company (100% Subsidiary of Mechel Mining)

Mechel Mining, Mechel Coke LLC

2.	Sale of share in Sakha-Deutsch Diamond LLC by Yakutugol or liquidation of Sakha-Deutsch Diamond LLC	Disposal of shares/assets and loss of control or liquidation of a subsidiary	Yakutugol, Sakha-Deutsch Diamond LLC

13

SIGNATURES

The Borrower Southern Kuzbass Coal Company Open Joint Stock Company

Address:	ul. Junosti, 6, g. Mezhdurechensk,
Kemerovskaja Oblast, Russian Federation

Telephone:	+7 38475 723 96 / +7 495 221 8888

Fax No:	+7 495 22 18 800 / +7 38475 72241

Email:	aleksey.lyapin@mechel.com

	copy to:	sc@kuz.rikt.ru

Attention:	Aleksey Lyapin, Sergey Korovin

By:	/S/ Dale Bender	By:	/S/ Svetlana Knyazeva

Name:	Dale Bender	Name:	Svetlana Knyazeva

Title:	Authorised Signatory	Title:	Chief Accountant

/Seal/

14

The Mandated Lead Arrangers
ABN Amro Bank N.V.

By:	/S/ B. Smetnikov	By:	/S/ J.G. Gregten

Name:	B. Smetnikov	Name	J.G. Gregten

Title:	Director	Title:

BNP Paribas SA

By:		By:

Name:		Name

Title:		Title:

Caterpillar Financial Services Corporation

By:		By:

Name:		Name

Title:		Title:

Closed Joint Stock Company UniCredit Bank

By:		By:

Name:		Name

Title:		Title:

Commerzbank Aktiengesellschaft

By:		By:

Name:		Name

Title:		Title:

ICBC (London) plc

By:		By:

Name:		Name

Title:		Title:

15

The Mandated Lead Arrangers
ABN Amro Bank N.V.

By		By:

Name:		Name

Title:		Title:

BNP Paribas SA

By:	/S/ Antoine Sevray	By:	/S/ Andrey Batyukov

Name:	Antoine Sevray	Name	Andrey Batyukov

Title:	Director	Title:	Director

Caterpillar Financial Services Corporation

By:		By:

Name:		Name

Title:		Title:

Closed Joint Stock Company UniCredit Bank

By:		By:

Name:		Name

Title:		Title:

Commerzbank Aktiengesellschaft

By:		By:

Name:		Name

Title:		Title:

ICBC (London) plc

By:		By:

Name:		Name

Title:		Title:

15

The Mandated Lead Arrangers
ABN Amro Bank N.V.

By		By:

Name:		Name

Title:		Title:

BNP Paribas SA

By		By

Name:		Name

Title:		Title:

Caterpillar Financial Services Corporation

By:	/S/ Paul L. Owen	By:

Name:	Paul L. Owen	Name

Title:	Credit/Operations Manager	Title:

Closed Joint Stock Company UniCredit Bank

By:		By:

Name:		Name

Title:		Title:

Commerzbank Aktiengesellschaft

By:		By:

Name:		Name

Title:		Title:

ICBC (London) plc

By:		By:

Name:		Name

Title:		Title:

15

The Mandated Lead Arrangers
ABN Amro Bank N.V.

By		By:

Name:		Name

Title:		Title:

BNP Paribas SA

By		By

Name:		Name

Title:		Title:

Caterpillar Financial Services Corporation

By:		By:

Name:		Name

Title:		Title:

Closed Joint Stock Company UniCredit Bank

By:	/S/ Tatiana P. Kondratieva	By:	/S/ Svetlana V. Tolmacheva

Name:	Tatiana P. Kondratieva	Name	Svetlana V. Tolmacheva

Title:	Head of Financing & Advisory	Title:	Head of Corporate Lending
/seal/

Commerzbank Aktiengesellschaft

By:		By:

Name:		Name

Title:		Title:

ICBC (London) plc

By:		By:

Name:		Name

Title:		Title:

15

The Mandated Lead Arrangers
ABN Amro Bank N.V.

By		By:

Name:		Name

Title:		Title:

BNP Paribas SA

By		By

Name:		Name

Title:		Title:

Caterpillar Financial Services Corporation

By:		By:

Name:		Name

Title:		Title:

Closed Joint Stock Company UniCredit Bank

By:		By:

Name:		Name

Title:		Title:

Commerzbank Aktiengesellschaft

By:	/S/ Golder	By:	/S/ Stuart R. Carraway

Name:	Golder	Name	Stuart R. Carraway

Title:	VP	Title:	SVP

ICBC (London) plc

By:		By:

Name:		Name

Title:		Title:

15

The Mandated Lead Arrangers
ABN Amro Bank N.V.

By		By:

Name:		Name

Title:		Title:

BNP Paribas SA

By		By

Name:		Name

Title:		Title:

Caterpillar Financial Services Corporation

By:		By:

Name:		Name

Title:		Title:

Closed Joint Stock Company UniCredit Bank

By:		By:

Name:		Name

Title:		Title:

Commerzbank Aktiengesellschaft

By:		By:

Name:		Name

Title:		Title:

ICBC (London) plc

By:	/S/ Jin Lei Xu	By:	/S/ YAN MING SUN

Name:	Jin Lei Xu	Name	YAN MING SUN

Title:	Managing Director	Title:	DGM

15

ING Bank N.V.

By:	/S/ J. de Lange	By:	/S/ Julia Chekrygina

Name:	J. de Lange	Name:	Julia Chekrygina

Title:	Managing Director	Title:	Director

Natixis

By:		By:

Name:		Name:

Title:		Title:

Raiffeisen Bank International AG (as legal successor of Raiffeisen Zentralbank Oesterreich AG regarding the Finance Documents)

By:		By:

Name:		Name:

Title:		Title:

Societe Generale

By:		By:

Name:		Name:

Title:		Title:

UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG)

By:		By:

Name:		Name:

Title:		Title:

VTB Bank (Austria) AG

By:		By:

Name:		Name:

Title:		Title:

16

ING Bank N.V.

By:	/	By:

Name:		Name:

Title:		Title:

Natixis

By:	/S/ Murad Sharapov	By:	/S/ Vianney Joulaud

Name:	Murad Sharapov	Name:	Vianney Joulaud

Title:	Director	Title:	Director

Raiffeisen Bank International AG (as legal successor of
Raiffeisen Zentralbank Oesterreich AG regarding the
Finance Documents)

By:		By:

Name:		Name:

Title:		Title:

Societe Generale

By:		By:

Name:		Name:

Title:		Title:

UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG)

By:		By:

Name:		Name:

Title:		Title:

VTB Bank (Austria) AG

By:		By:

Name:		Name:

Title:		Title:

16

ING Bank N.V.

By:	/	By:

Name:		Name:

Title:		Title:

Natixis

By:		By:

Name:		Name:

Title:		Title:

Raiffeisen Bank International AG (as legal successor of
Raiffeisen Zentralbank Oesterreich AG regarding the
Finance Documents)

By:	/S/ Tao Zeng	By:	/S/ A. Altenriederer

Name:	Tao Zeng	Name:	A. Altenriederer

Title:	Director	Title:	Senior Associate

Societe Generale

By:		By:

Name:		Name:

Title:		Title:

UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG)

By:		By:

Name:		Name:

Title:		Title:

VTB Bank (Austria) AG

By:		By:

Name:		Name:

Title:		Title:

16

ING Bank N.V.

By:	/	By:

Name:		Name:

Title:		Title:

Natixis

By:		By:

Name:		Name:

Title:		Title:

Raiffeisen Bank International AG (as legal successor of
Raiffeisen Zentralbank Oesterreich AG regarding the
Finance Documents)

By:		By:

Name:		Name:

Title:		Title:

Societe Generale

By:	/S/ Chin Eav EAP	By:

Name:	Chin Eav EAP	Name:

Title:	Managing Director – Global Head Metal	Title:
& Mining Finance Natural Resources Group

UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG)

By:		By:

Name:		Name:

Title:		Title:

VTB Bank (Austria) AG

By:		By:

Name:		Name:

Title:		Title:

16

ING Bank N.V.

By:	/	By:

Name:		Name:

Title:		Title:

Natixis

By:		By:

Name:		Name:

Title:		Title:

Raiffeisen Bank International AG (as legal successor of
Raiffeisen Zentralbank Oesterreich AG regarding the
Finance Documents)

By:		By:

Name:		Name:

Title:		Title:

Societe Generale

By		By:

Name:		Name:

Title:		Title:

UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG)

By:	/S/ Marc Thumecke	By:	/S/ Christoph Zinsser

Name:	Marc Thumecke	Name:	Christoph Zinsser

Title:	MD	Title:	Associate Director

VTB Bank (Austria) AG

By:		By:

Name:		Name:

Title:		Title:

16

ING Bank N.V.

By:	/	By:

Name:		Name:

Title:		Title:

Natixis

By:		By:

Name:		Name:

Title:		Title:

Raiffeisen Bank International AG (as legal successor of
Raiffeisen Zentralbank Oesterreich AG regarding the
Finance Documents)

By:		By:

Name:		Name:

Title:		Title:

Societe Generale

By:		By:

Name:		Name:

Title:		Title:

UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG)

By:		By:

Name:		Name:

Title:		Title:

VTB Bank (Austria) AG

By:	/S/ Ruslan Yunisov	By:	/S/ A. Mnatsakanov

Name:	Ruslan Yunisov	Name:	A. Mnatsakanov

Title:	Head of CB&FI	Title:

16

VTB Bank (Deutschland) AG

By:	/S/ Axel Breitbach	By:	/S/ Evgueni Bozoukov

Name:	Axel Breitbach	Name:	Evgueni Bozoukov

Title:	Member of the Board	Title:	Executive Vice President

VTB Bank (France) SA

By:		By:

Name:		Name:

Title:		Title:

17

VTB Bank (Deutschland) AG

By:		By:

Name:		Name:

Title:		Title:

VTB Bank (France) SA

By:	/S/ Patricia Dubart	By:	/S/ O. Pitchouguine

Name:	Patricia Dubart	Name:	O. Pitchouguine

Title:	Vice President Trade Finance and FI	Title:	Head of Commercial Department

17

The Original Lenders

Amsterdam Trade Bank N.V.

By:	/S/ Dr. H. J. Tamm	By:	/S/ P. Gorbatsevich

Name:	Dr. H. J. Tamm	Name:	P. Gorbatsevich

Title:	Head of Structured Finance	Title:	Director

BNP Paribas

By:		By:

Name:		Name:

Title:		Title:

Commerzbank Aktiengesellschaft

By:		By:

Name:		Name:

Title:		Title:

Credit Europe Bank N.V.

By:		By:

Name:		Name:

Title:		Title:

Credit Suisse AG

By:		By:

Name:		Name:

Title:		Title:

Erste Group Bank AG

By:		By:

Name:		Name:

Title:		Title:

18

The Original Lenders

Amsterdam Trade Bank N.V.

By:		By:

Name:		Name:

Title:		Title:

BNP Paribas

By:	/S/ Antoine Sevray	By:	/S/ Andrey Batyukov

Name:	Antoine Sevray	Name	Andrey Batyukov

Title:	Director	Title:	Director

Commerzbank Aktiengesellschaft

By:		By:

Name:		Name:

Title:		Title:

Credit Europe Bank N.V.

By:		By:

Name:		Name:

Title:		Title:

Credit Suisse AG

By:		By:

Name:		Name:

Title:		Title:

Erste Group Bank AG

By:		By:

Name:		Name:

Title:		Title:

18

The Original Lenders

Amsterdam Trade Bank N.V.

By:		By:

Name:		Name:

Title:		Title:

BNP Paribas

By:		By:

Name:		Name

Title:		Title:

Commerzbank Aktiengesellschaft

By:	/S/ Golder	By:	/S/ Stuart R. Carraway

Name:	Golder	Name:	Stuart R. Carraway

Title:	VP	Title:	SVP

Credit Europe Bank N.V.

By:		By:

Name:		Name:

Title:		Title:

Credit Suisse AG

By:		By:

Name:		Name:

Title:		Title:

Erste Group Bank AG

By:		By:

Name:		Name:

Title:		Title:

18

The Original Lenders

Amsterdam Trade Bank N.V.

By:		By:

Name:		Name:

Title:		Title:

BNP Paribas

By:		By:

Name:		Name

Title:		Title:

Commerzbank Aktiengesellschaft

By:		By:

Name:		Name:

Title:		Title:

Credit Europe Bank N.V.

By:	/S/ Mavuz Taufun	By:	/S/ Hakan Tezel

Name:	Mavuz Taufun	Name:	Hakan Tezel

Title:	EVP	Title:	V.P.

Credit Suisse AG

By:		By:

Name:		Name:

Title:		Title:

Erste Group Bank AG

By:		By:

Name:		Name:

Title:		Title:

18

The Original Lenders

Amsterdam Trade Bank N.V.

By:		By:

Name:		Name:

Title:		Title:

BNP Paribas

By:		By:

Name:		Name

Title:		Title:

Commerzbank Aktiengesellschaft

By:		By:

Name:		Name:

Title:		Title:

Credit Europe Bank N.V.

By:		By:

Name:		Name:

Title:		Title:

Credit Suisse AG

By:	/S/ Erik Bohmer	By:	/S/ Jerome Gaeschlin

Name:	Erik Bohmer	Name:	Jerome Gaeschlin

Title:	Vice President	Title:	Director

Erste Group Bank AG

By:		By:

Name:		Name:

Title:		Title:

18

The Original Lenders

Amsterdam Trade Bank N.V.

By:		By:

Name:		Name:

Title:		Title:

BNP Paribas

By:		By:

Name:		Name

Title:		Title:

Commerzbank Aktiengesellschaft

By:		By:

Name:		Name:

Title:		Title:

Credit Europe Bank N.V.

By:		By:

Name:		Name:

Title:		Title:

Credit Suisse AG

By:		By:

Name:		Name:

Title:		Title:

Erste Group Bank AG

By:	/S/ E. Barrett	By:	/S/ Stephen Gogerley

Name:	Elaine Barrett	Name:	Stephen Gogerley

Title:	Assistant Director	Title:	Branch General Counsel

18

Federated Project and Trade Finance Core Fund

By:	/S/ Christopher P. McGlnley	By:

Name:	Christopher P. McGlnley	Name:

Title:	Assistant Vice President	Title:

Galena Asset Management B.V.

By:		By:

Name:		Name

Title:		Title:

ING Bank N.V.

By:		By:

Name:		Name

Title:		Title:

Joint Stock Commercial Bank «Rosbank»

By:		By:

Name:		Name

Title:		Title:

Morgan Stanley Bank International Limited

By:		By:

Name:		Name

Title:		Title:

Natixis

By:		By:

Name:		Name

Title:		Title:

19

Federated Project and Trade Finance Core Fund

By:		By:

Name:		Name:

Title:		Title:

Galena Asset Management B.V.

By:	/S/ Jeremy Weir	By:	/S/ Duncan Letchford

Name:	Jeremy Weir	Name	Duncan Letchford

Title:	CEO	Title:	CFO

ING Bank N.V.

By:		By:

Name:		Name

Title:		Title:

Joint Stock Commercial Bank «Rosbank»

By:		By:

Name:		Name

Title:		Title:

Morgan Stanley Bank International Limited

By:		By:

Name:		Name

Title:		Title:

Natixis

By:		By:

Name:		Name

Title:		Title:

19

Federated Project and Trade Finance Core Fund

By:		By:

Name:		Name:

Title:		Title:

Galena Asset Management B.V.

By:		By:

Name:		Name

Title:		Title:

ING Bank N.V.

By:	/S/ J. de Lange	By:	/S/ Julia Chekrygina

Name:	J. de Lange	Name	Julia Chekrygina

Title:	Managing Director	Title:	Director

Joint Stock Commercial Bank «Rosbank»

By:		By:

Name:		Name

Title:		Title:

Morgan Stanley Bank International Limited

By:		By:

Name:		Name

Title:		Title:

Natixis

By:		By:

Name:		Name

Title:		Title:

19

Federated Project and Trade Finance Core Fund

By:		By:

Name:		Name:

Title:		Title:

Galena Asset Management B.V.

By:		By:

Name:		Name

Title:		Title:

ING Bank N.V.

By:		By:

Name:		Name

Title:		Title:

Joint Stock Commercial Bank «Rosbank»

By:	/S/ Michel Maragno	By:	/S/ Konstantin Istyagin

Name:	Michel Maragno	Name	Konstantin Istyagin

Title:	Corporate Banking Director	Title:	Chief Accountant

Morgan Stanley Bank International Limited

By:		By:

Name:		Name

Title:		Title:

Natixis

By:		By:

Name:		Name

Title:		Title:

19

Federated Project and Trade Finance Core Fund

By:		By:

Name:		Name:

Title:		Title:

Galena Asset Management B.V.

By:		By:

Name:		Name

Title:		Title:

ING Bank N.V.

By:		By:

Name:		Name

Title:		Title:

Joint Stock Commercial Bank «Rosbank»

By:		By:

Name:		Name

Title:		Title:

Morgan Stanley Bank International Limited

By:	/S/ Nauman Ansari	By:

Name:	Nauman Ansari	Name

Title:	Vice President	Title:

Natixis

By:		By:

Name:		Name

Title:		Title:

19

Federated Project and Trade Finance Core Fund

By:		By:

Name:		Name:

Title:		Title:

Galena Asset Management B.V.

By:		By:

Name:		Name

Title:		Title:

ING Bank N.V.

By:		By:

Name:		Name

Title:		Title:

Joint Stock Commercial Bank «Rosbank»

By:		By:

Name:		Name

Title:		Title:

Morgan Stanley Bank International Limited

By:		By:

Name:		Name

Title:		Title:

Natixis

By:	/S/ Murad Sharapov	By:	/S/ Vianney Loulaud

Name:	Murad Sharapov	Name	Vianney Loulaud

Title:	Director	Title:	Director

19

Natixis Bank ZAO

By:	/S/ Frederic Le Serre	By:	/S/ Komarova I. A.

Name:	Frederic Le Serre	Name:	Komarova I. A.

Title:	Chairman of Managing Board	Title:	Chief Accountant

/seal/

Raiffeisen Bank International AG (as legal successor of Raiffeisen Zentralbank
Oesterreich AG regarding the Finance Documents)

By:		By:

Name:		Name:

Title:		Title:

Raiffeisenlandesbank Oberosterreich Aktiengesellschaft

By:		By:

Name:		Name:

Title:		Title:

ROCHDALE INTERNATIONAL TRADE FIXED INCOME FUND

By:		By:

Name:		Name:

Title:		Title:

Societe Generale

By:		By:

Name:		Name:

Title:		Title:

VTB Bank (Austria) AG

By:		By:

Name:		Name:

Title:		Title:

20

Natixis Bank ZAO

By:		By:

Name:		Name:

Title:		Title:

Raiffeisen Bank International AG (as legal successor of Raiffeisen Zentralbank
Oesterreich AG regarding the Finance Documents)

By:	/S/ Tao Zeng	By:	/S/ A. Altenriederer

Name:	Tao Zeng	Name:	A. Altenriederer

Title:	Director	Title:	Senior Associate

Raiffeisenlandesbank Oberosterreich Aktiengesellschaft

By:		By:

Name:		Name:

Title:		Title:

ROCHDALE INTERNATIONAL TRADE FIXED INCOME FUND

By:		By:

Name:		Name:

Title:		Title:

Societe Generale

By:		By:

Name:		Name:

Title:		Title:

VTB Bank (Austria) AG

By:		By:

Name:		Name:

Title:		Title:

20

Natixis Bank ZAO

By:		By:

Name:		Name:

Title:		Title:

Raiffeisen Bank International AG (as legal successor of Raiffeisen Zentralbank
Oesterreich AG regarding the Finance Documents)

By:		By:

Name:		Name:

Title:		Title:

Raiffeisenlandesbank Oberosterreich Aktiengesellschaft

By:	/S/ Gerfried Kirchmeier	By:	/S/ Mag. Daniela Trawoger

Name:	Gerfried Kirchmeier	Name:	Mag. Daniela Trawoger

Title:	Corporate & Project Finance	Title:

ROCHDALE INTERNATIONAL TRADE FIXED INCOME FUND

By:		By:

Name:		Name:

Title:		Title:

Societe Generale

By:		By:

Name:		Name:

Title:		Title:

VTB Bank (Austria) AG

By:		By:

Name:		Name:

Title:		Title:

20

Natixis Bank ZAO

By:		By:

Name:		Name:

Title:		Title:

Raiffeisen Bank International AG (as legal successor of Raiffeisen Zentralbank Oesterreich AG regarding the Finance Documents)

By:		By:

Name:		Name:

Title:		Title:

Raiffeisenlandesbank Oberosterreich Aktiengesellschaft

By:		By:

Name:		Name:

Title:		Title:

ROCHDALE INTERNATIONAL TRADE FIXED INCOME FUND

By:	/S/ Dalia Kay	By:

Name:	Dalia Kay	Name:

Title:	Portfolio Manager	Title:

Societe Generale

By:		By:

Name:		Name:

Title:		Title:

VTB Bank (Austria) AG

By:		By:

Name:		Name:

Title:		Title:

20

Natixis Bank ZAO

By:		By:

Name:		Name:

Title:		Title:

Raiffeisen Bank International AG (as legal successor of Raiffeisen Zentralbank Oesterreich AG regarding the Finance Documents)

By:		By:

Name:		Name:

Title:		Title:

Raiffeisenlandesbank Oberosterreich Aktiengesellschaft

By:		By:

Name:		Name:

Title:		Title:

ROCHDALE INTERNATIONAL TRADE FIXED INCOME FUND

By:		By:

Name:		Name:

Title:		Title:

Societe Generale

By:	/S/ Chin Eav Eap	By:

Name:	Chin Eav Eap	Name:

Title:	Managing Director – Global Head Metal & Mining	Title:
Finance Natural Resources Group

VTB Bank (Austria) AG

By:		By:

Name:		Name:

Title:		Title:

20

Natixis Bank ZAO

By:		By:

Name:		Name:

Title:		Title:

Raiffeisen Bank International AG (as legal successor of Raiffeisen Zentralbank Oesterreich AG regarding the Finance Documents)

By:		By:

Name:		Name:

Title:		Title:

Raiffeisenlandesbank Oberosterreich Aktiengesellschaft

By:		By:

Name:		Name:

Title:		Title:

ROCHDALE INTERNATIONAL TRADE FIXED INCOME FUND

By:		By:

Name:		Name:

Title:		Title:

Societe Generale

By:		By:

Name:		Name:

Title:		Title:

VTB Bank (Austria) AG

By:	/S/ Rushan Yunisov	By:	/S/ A. Mnatsakanov

Name:	Rushan Yunisov	Name:	A. Mnatsakanov

Title:	Head of CB&FI	Title:

20

VTB Bank (Deutschland) AG

By:	/S/ Axel Breitbach	By:	/S/ Evgueni Bozoukov

Name:	Axel Breitbach	Name	Evgueni Bozoukov

Title:	Member of the Board	Title:	Executive Vice President

VTB Bank (France) SA

By:		By:

Name:		Name

Title:		Title:

ZAO UniCredit Bank

By:		By:

Name:		Name

Title:		Title:

The New Lenders

ABN Amro Bank N.V.

By:		By:

Name:		Name

Title:		Title:

Caterpillar Financial Services Corporation

By:		By:

Name:		Name

Title:		Title:

ICBC (London) plc

By:		By:

Name:		Name

Title:		Title:

21

VTB Bank (Deutschland) AG

By:		By:

Name:		Name

Title:		Title:

VTB Bank (France) SA

By:	/S/ Patricia Dubart	By:	/S/ O. Pitchouguine

Name:	Patricia Dubart	Name	O. Pitchouguine

Title:	Vice President Trade Finance and FI	Title:	Head of Commercial Department

ZAO UniCredit Bank

By:		By:

Name:		Name

Title:		Title:

The New Lenders

ABN Amro Bank N.V.

By:		By:

Name:		Name

Title:		Title:

Caterpillar Financial Services Corporation

By:		By:

Name:		Name

Title:		Title:

ICBC (London) plc

By:		By:

Name:		Name

Title:		Title:

21

VTB Bank (Deutschland) AG

By:		By:

Name:		Name

Title:		Title:

VTB Bank (France) SA

By:		By:

Name:		Name

Title:		Title:

ZAO UniCredit Bank

By:	/S/ Tatiana P. Kondratieva	By:	/S/ Svetlana V. Tolmacheva

Name:	Tatiana P. Kondratieva	Name	Svetlana V. Tolmacheva

Title:	Head of Financing & Advisory	Title:	Head of Corporate Lending
/seal/

The New Lenders

ABN Amro Bank N.V.

By:		By:

Name:		Name

Title:		Title:

Caterpillar Financial Services Corporation

By:		By:

Name:		Name

Title:		Title:

ICBC (London) plc

By:		By:

Name:		Name

Title:		Title:

21

VTB Bank (Deutschland) AG

By:		By:

Name:		Name

Title:		Title:

VTB Bank (France) SA

By:		By:

Name:		Name

Title:		Title:

ZAO UniCredit Bank

By:		By:

Name:		Name

Title:		Title:

The New Lenders

ABN Amro Bank N.V.

By:	/S/ B. Smetnikov	By:	/S/ J.G. Cregten

Name:	B. Smetnikov	Name	J.G. Cregten

Title:	Director	Title:

Caterpillar Financial Services Corporation

By:		By:

Name:		Name

Title:		Title:

ICBC (London) plc

By:		By:

Name:		Name

Title:		Title:

21

VTB Bank (Deutschland) AG

By:		By:

Name:		Name

Title:		Title:

VTB Bank (France) SA

By:		By:

Name:		Name

Title:		Title:

ZAO UniCredit Bank

By:		By:

Name:		Name

Title:		Title:

The New Lenders

ABN Amro Bank N.V.

By:		By:

Name:		Name

Title:		Title:

Caterpillar Financial Services Corporation

By:	/S/ Paul L. Owen	By:

Name:	Paul L. Owen	Name

Title:	credit/Operations Manager	Title:

ICBC (London) plc

By:		By:

Name:		Name

Title:		Title:

21

VTB Bank (Deutschland) AG

By:		By:

Name:		Name

Title:		Title:

VTB Bank (France) SA

By:		By:

Name:		Name

Title:		Title:

ZAO UniCredit Bank

By:		By:

Name:		Name

Title:		Title:

The New Lenders

ABN Amro Bank N.V.

By:		By:

Name:		Name

Title:		Title:

Caterpillar Financial Services Corporation

By:		By:

Name:		Name

Title:		Title:

ICBC (London) plc

By:	/S/ Jin Lei Xu	By:	/S/ Yan Ming Sun

Name:	Jin Lei Xu	Name	Yan Ming Sun

Title:	Managing Director	Title:	DGM

21

The Facility Agent

UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG), London Branch

(i)	in respect of administrative matters:

Address:	Moor House, 120 London Wall, London EC2Y 5ET, United Kingdom

Telephone:	+44 207 826 1504

Fax No:	+44 207 826 1520

Email:	andrew.osborne@unicreditqroup.eu

Attention:	Andrew Osborne

copy to:

Address:	As above

Telephone:	+44 207 826 1506

Fax No:	+44 207 826 1520

Email:	anne.brett@unicreditqroup.eu

Attention:	Anne Brett (ii)

in respect of credit matters:

ZAO UniCredit Bank

Address:	Prechistenskaya Nab., 9, Moscow, Russian Federation 119034

Telephone:	+7 495 783 00 66 / +7 495 258 72 58 ext. 6229#

Fax No:	+7 495 258 7356

Email:	Alexey.Pchelnikov@unicredit.ru /

Viatcheslav.Vereschaqin@unicredit.ru

Attention:	Alexey Pchelnikov / Viatcheslav Vereschagin

By:	/S/ Anne Brett	By:	/S/ Russell Winston

Name:	Anne Brett	Name:	Russell Winston

Title:	Director	Title:	Associate Director

22

The Security Agent

UniCredit Bank AG (formerly known as Bayerische

Hypo- und Vereinsbank AG), London Branch

Address:	Moor House, 120 London Wall, London
EC2Y 5ET, United Kingdom

Telephone:	+44 207 826 1504

Fax No:	+44 207 826 1520

Email:	andrew.osborne@unicreditgroup.eu

Attention:	Andrew Osborne

Anne Brett

By:	/S/ Anne Brett	By:	/S/ Russell Winston

Name:	Anne Brett	Name:	Russell Winston

Title:	Director	Title:	Associate Director

The Joint & Several Creditor

UniCredit Bank AG (formerly known as Bayerische

Hypo- und Vereinsbank AG), London Branch

Address:	Moor House, 120 London Wall, London
EC2Y 5ET, United Kingdom

Telephone:	+44 207 826 1504

Fax No:	+44 207 826 1520

Email:	andrew.osborne@unicreditgroup.eu

Attention:	Andrew Osborne

Anne Brett

By:	/S/ Anne Brett	By:	/S/ Russell Winston

Name:	Anne Brett	Name	Russell Winston

Title:	Director	Title:	Associate Director

23

The Original Special Rate Providers
ABN Amro Bank N.V.

By:	/S/ B. Smetnikov	By:	/S/ J.G. Cregten

Name:	B. Smetnikov	Name	J.G. Cregten

Title:	Director	Title:

BNP Paribas SA

By:		By:

Name:		Name

Title:		Title:

Closed Joint Stock Company UniCredit Bank

By:		By:

Name:		Name

Title:		Title:

Commerzbank Aktiengesellschaft

By:		By:

Name:		Name

Title:		Title:

ING Bank N.V.

By:		By:

Name:		Name

Title:		Title:

Raiffeisen Bank International AG (as legal successor of Raiffeisen Zentralbank Oesterreich AG regarding the Finance Documents)

By:		By:

Name:		Name:

Title:		Title:

24

The Original Special Rate Providers
ABN Amro Bank N.V.

By:		By:

Name:		Name

Title:		Title:

BNP Paribas SA

By:	/S/ Antoine Sevray	By:	/S/ Andrey Batyukov

Name:	Antoine Sevray	Name	Andrey Batyukov

Title:	Director	Title:	Director

Closed Joint Stock Company UniCredit Bank

By:		By:

Name:		Name

Title:		Title:

Commerzbank Aktiengesellschaft

By:		By:

Name:		Name

Title:		Title:

ING Bank N.V.

By:		By:

Name:		Name

Title:		Title:

Raiffeisen Bank International AG (as legal successor of Raiffeisen Zentralbank Oesterreich AG regarding the Finance Documents)

By:		By:

Name:		Name:

Title:		Title:

24

The Original Special Rate Providers
ABN Amro Bank N.V.

By:		By:

Name:		Name

Title:		Title:

BNP Paribas SA

By:		By:

Name:		Name

Title:		Title:

Closed Joint Stock Company UniCredit Bank

By:	/S/ Tatiana P. Kondratieva	By:	/S/ Svetlana V. Tolmacheva

Name:	Tatiana P. Kondratieva	Name	Svetlana V. Tolmacheva

Title:	Head of Financing & Advisory	Title:	Head of Corporate Lending
/seal/

Commerzbank Aktiengesellschaft

By:		By:

Name:		Name

Title:		Title:

ING Bank N.V.

By:		By:

Name:		Name

Title:		Title:

Raiffeisen Bank International AG (as legal successor of Raiffeisen Zentralbank Oesterreich AG regarding the Finance Documents)

By:		By:

Name:		Name:

Title:		Title:

24

The Original Special Rate Providers
ABN Amro Bank N.V.

By:		By:

Name:		Name

Title:		Title:

BNP Paribas SA

By:		By:

Name:		Name

Title:		Title:

Closed Joint Stock Company UniCredit Bank

By:		By:

Name:		Name

Title:		Title:

Commerzbank Aktiengesellschaft

By:	/S/ Golder	By:	/S/ Stuart R. Carraway

Name:	Golder	Name	Stuart R. Carraway

Title:	VP	Title:	SVP

ING Bank N.V.

By:		By:

Name:		Name

Title:		Title:

Raiffeisen Bank International AG (as legal successor of Raiffeisen Zentralbank Oesterreich AG regarding the Finance Documents)

By:		By:

Name:		Name:

Title:		Title:

24

The Original Special Rate Providers
ABN Amro Bank N.V.

By:		By:

Name:		Name

Title:		Title:

BNP Paribas SA

By:		By:

Name:		Name

Title:		Title:

Closed Joint Stock Company UniCredit Bank

By:		By:

Name:		Name

Title:		Title:

Commerzbank Aktiengesellschaft

By:		By:

Name:		Name

Title:		Title:

ING Bank N.V.

By:	/S/ J. de Lange	By:	/S/ Julia Chekrygina

Name:	J. de Lange	Name	Julia Chekrygina

Title:	Managing Director	Title:	Director

Raiffeisen Bank International AG (as legal successor of Raiffeisen Zentralbank Oesterreich AG regarding the Finance Documents)

By:		By:

Name:		Name:

Title:		Title:

24

The Original Special Rate Providers
ABN Amro Bank N.V.

By:		By:

Name:		Name

Title:		Title:

BNP Paribas SA

By:		By:

Name:		Name

Title:		Title:

Closed Joint Stock Company UniCredit Bank

By:		By:

Name:		Name

Title:		Title:

Commerzbank Aktiengesellschaft

By:		By:

Name:		Name

Title:		Title:

ING Bank N.V.

By:		By:

Name:		Name

Title:		Title:

Raiffeisen Bank International AG (as legal successor of Raiffeisen Zentralbank Oesterreich AG regarding the Finance Documents)

By:	/S/ Tao Zeng	By:	/S/ A. Altenriederer

Name:	Tao Zeng	Name:	A. Altenriederer

Title:	Director	Title:	Senior Associate

24

Societe Generale

By:	/S/ Pascale Moreau	By:

Name:	Pascale Moreau	Name:

Title:	Managing Director Global Co-head of interest rate & Forex Derivatives	Title:

UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG)

By:		By:

Name:		Name:

Title:		Title:

VTB Bank (Austria) AG

By:		By:

Name:		Name:

Title:		Title:

VTB Bank (Deutschland) AG

By:		By:

Name:		Name:

Title:		Title:

VTB Bank (France) SA

By:		By:

Name:		Name:

Title:		Title:

25

Societe Generale

By:		By:

Name:		Name:

Title:		Title:

UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG)

By:	/S/ Marc Thumecke	By:	/S/ Christoph Zinsser

Name:	Marc Thumecke	Name:	Christoph Zinsser

Title:	MD	Title:	Associate Director

VTB Bank (Austria) AG

By:		By:

Name:		Name:

Title:		Title:

VTB Bank (Deutschland) AG

By:		By:

Name:		Name:

Title:		Title:

VTB Bank (France) SA

By:		By:

Name:		Name:

Title:		Title:

25

Societe Generale

By:		By:

Name:		Name:

Title:		Title:

UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG)

By:		By:

Name:		Name:

Title:		Title:

VTB Bank (Austria) AG

By:	/S/ Rushan Yunisov	By:	/S/ A. Mnatsakanov

Name:	Rushan Yunisov	Name:	A. Mnatsakanov

Title:	Head of CB & FI	Title:

VTB Bank (Deutschland) AG

By:		By:

Name:		Name:

Title:		Title:

VTB Bank (France) SA

By:		By:

Name:		Name:

Title:		Title:

25

Societe Generale

By:		By:

Name:		Name:

Title:		Title:

UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG)

By:		By:

Name:		Name:

Title:		Title:

VTB Bank (Austria) AG

By:		By:

Name:		Name:

Title:		Title:

VTB Bank (Deutschland) AG

By:	/S/ Axel Breitbach	By:	/S/ Evgueni Bozoukov

Name:	Axel Breitbach	Name:	Evgueni Bozoukov

Title:	Member of the Board	Title:	Executive Vice President

VTB Bank (France) SA

By:		By:

Name:		Name:

Title:		Title:

25

Societe Generale

By:		By:

Name:		Name:

Title:		Title:

UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG)

By:		By:

Name:		Name:

Title:		Title:

VTB Bank (Austria) AG

By:		By:

Name:		Name:

Title:		Title:

VTB Bank (Deutschland) AG

By:		By:

Name:		Name:

Title:		Title:

VTB Bank (France) SA

By:	/S/ Patricia Dubart	By:	/S/ O. Pitchouguine

Name:	Patricia Dubart	Name:	O. Pitchouguine

Title:	Vice President Trade Finance and FI	Title:	Head of Commercial Department

25

The Special Rate Agent

UniCredit Bank AG (formerly known as Bayerische

Hypo- und Vereinsbank AG), Munich Head-Office

Address:	Arabellastrasse 14, 81925 Munich
Germany

Telephone:	+49 89 378 44234

Fax No:	+49 89 378 33 21711

+49 89 378 29002

Email: thorsten.frey@unicreditgroup.de

Attention:	Thorsten Frey

By:	/S/ Thorsten Frey	By:	/S/ Robert Graf

Name:	Thorsten Frey	Name:	Robert Graf

Title:	Associate Director	Title:	Director

26